UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08629

HARTFORD SERIES FUND, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds. The following is the Funds’ Annual Report, covering the period from January 1, 2017 through December 31, 2017.

Market Review

During the 12 months ended December 31, 2017, U.S. stocks, as measured by the

S&P 500 Index,1 continued their upward trajectory. During this period, the S&P 500 Index generated a 21.8% total return, confirming that 2017 was a banner year for stocks.

The primary drivers of market progress during the period were faster economic growth, positive corporate earnings, and positive job reports. These market conditions have served as the basis of the U.S. Federal Reserve’s (Fed) interest-rate hike cycle that began in December 2015 and continued in December 2017, when short-term rates rose by 0.25% to a range of 1.25% to 1.50%. At the time of this writing, consensus expectations were for a continued gradual increase in interest rates throughout 2018, which should help markets better digest and account for such changes. Central banks overseas are also expected to begin removing accommodative policies, which may impact global markets.

Going forward, politics both at home and abroad are likely to continue playing a key role in driving market movements. Congress has approved a budget resolution for the new fiscal year and pushed back the deadline to lift the debt ceiling in an effort to tie federal funding for disaster relief to the bills following three major hurricanes in the late summer and early fall. Additionally, in December, the first significant overhaul of the US tax code in more than 30 years passed.

At home, questions surrounding healthcare and concerns about possible nuclear action from North Korea may be contributing to market uncertainty. In Europe, uncertainty remains with respect to Britain’s “Brexit” undertaking to leave the European Union, which could influence markets or cause an uptick in volatility.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford HLS Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford HLS Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Hartford HLS Funds

Hartford Balanced HLS Fund (Unaudited) inception 03/31/1983

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	10 Years
Balanced IA	15.59%	10.32%	6.41%
Balanced IB	15.30%	10.04%	6.15%
S&P 500 Index	21.83%	15.79%	8.50%
Bloomberg Barclays Government/Credit Bond Index	4.00%	2.13%	4.08%
ICE BofAML 3-Month US Treasury Bill Index	0.85%	0.27%	0.39%
Balanced HLS Fund Blended Index	14.24%	10.17%	6.83%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted price index composed of 500 widely held common stocks.

Bloomberg Barclays Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes) is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

ICE BofAML 3-Month US Treasury Bill Index (reflects no deduction for fees, expenses or taxes) is a subset of the ICE BofAML 0-1 Year U.S. Treasury Index including all securities with a remaining term to final maturity less than 3 months.

On 10/20/17 the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index was rebranded as ICE BofAML 3-Month US Treasury Bill Index.

Balanced HLS Fund Blended Index is calculated by Hartford Funds Management Company, LLC (“HFMC”) and represents the weighted return of 60% S&P 500 Index, 35% Bloomberg Barclays Government/Credit Bond Index and 5% ICE BofAML 3-US Month Treasury Bill Index.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2017, the total annual fund operating expense ratios for Class IA and Class IB were 0.66% and 0.91%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Performance information may reflect historical or current expense waivers/reimbursements from HFMC without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Effective December 31, 2017, the Fund was closed to new qualified pension and retirement plans until further notice. For more information, please see the Fund’s prospectus.

2

Hartford Balanced HLS Fund

Manager Discussion

December 31, 2017 (Unaudited)

Portfolio Managers

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Michael E. Stack, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Loren L. Moran, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Adam H. Illfelder, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Balanced HLS Fund returned 15.59% for the twelve-month period ended December 31, 2017, outperforming the Fund’s blended benchmark, which is comprised of 60% S&P 500 Index, 35% Bloomberg Barclays Government/Credit Bond Index, and 5% ICE BofAML 3-Month US Treasury Bill Index, which returned 14.24% for the same period. The S&P 500, Bloomberg Barclays Government/Credit Bond, and ICE BofAML 3-Month US Treasury Bill Indices returned 21.83%, 4.00% and 0.85%, respectively for the same period. During the same period, the Fund also outperformed the 15.41%% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose over the period. Early in the first quarter of 2017, the Trump rally rolled on with continued confidence in tax reform, deregulation, and infrastructure spending, despite concerns about stretched valuations and overly optimistic policy expectations. The U.S. Federal Reserve (Fed) increased rates for the third time in a decade, but the market did not flinch. Risk-on sentiment stalled in March after the Republicans’ failure to repeal and replace the Affordable Care Act cast a cloud over the Trump administration’s pro-growth agenda. The rally continued into the second quarter of 2017, despite plunging oil prices, heightened political risk, and a rate increase from the Fed. In a well-telegraphed move, the Fed increased policy rates by another 0.25% in June. Volatility ticked up in June as investors gravitated back to the reflation trade (i.e., investing in assets that may be expected to benefit from rising economic growth and inflation), triggering rotations out of momentum and growth plays and into cyclical and value pockets of the market.

Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the S&P 500 Index to a series of new highs during the third quarter of 2017. In a widely anticipated move, the Fed announced that its balance sheet normalization program (i.e., a process of shrinking the Fed’s balance sheet) would begin in October, reiterating that the process would be gradual and predictable. Through the fourth quarter of 2017, low unemployment rates, robust corporate earnings, and strong consumer and business spending contributed to positive market sentiment. Tax reform was a key area of focus at the end of the period, culminating with a $1.5 trillion tax reform bill signed into law by President Donald Trump at the end of December. In a widely anticipated move, the Fed raised the benchmark federal funds rate by 0.25%, to a range of 1.25% to 1.50%, citing labor market strength and a solid rate of economic growth. Jerome Powell’s nomination as the chair of the Fed provided markets with reasonable assurance that current central bank policies would be maintained in the near term. During the twelve-month period, nine of the eleven sectors within the S&P 500 Index posted positive returns, led by Information Technology (+39%), Materials (+24%), and Consumer Discretionary (+23%), while Telecommunication Services (-1%) and Energy (-1%) fell.

Over the period, global fixed income markets generated solid gains as measured by the Bloomberg Barclays Global Aggregate Index. Escalating geopolitical tensions and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by a number of central banks ending quantitative easing. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the United Kingdom (U.K.) presented potential sources of volatility, but proved benign in the aftermath. Despite concerns about prospects for retailers, particularly in the U.S., generally solid

3

Hartford Balanced HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

corporate earnings, strong global economic data, and continued demand for yield-producing assets supported credit markets and spreads tightened. Throughout the year, most developed market currencies strengthened versus the U.S. dollar (USD) as political uncertainty and continued skepticism about the Fed’s projected rate-hiking path weighed on the currency, though the U.S. dollar recovered a bit during the fourth quarter of 2017. Monetary policy continued on an incrementally more hawkish path throughout the year. (“Hawkish” generally describes a monetary policy that favors higher interest rates to mitigate the risk of inflation.) The Fed announced it would begin tapering its asset purchases in October 2017. The Fed also increased rates three times in 2017 and projected an additional three increases in 2018. At its October meeting, the European Central Bank (ECB) announced a reduction in its monthly asset purchases to €30 billion from €60 billion beginning in January 2018, but extended the purchase program through September 2018. Strong growth and inflation data prompted the Bank of Canada to increase rates for the first time in seven years while the Bank of England (BoE) increased interest rates for the first time in ten years; however the BoE’s press conference tilted dovish, noting that future rate increases would depend on the stability of the transition of the U.K.’s exit from the E.U. (Brexit). (“Dovish” describes a monetary policy that favors lower interest rates to encourage economic growth.)

Developed markets’ government yields ended mixed over the period as improving global economic data were balanced by subdued inflation. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while longer-term rates declined. Most Eurozone government bond yields increased along with improving growth prospects across the region. Longer-term U.K. yields declined amid Brexit uncertainty. Japanese government bond yields, anchored by the Bank of Japan’s yield-targeting policy, were little changed. Absolute returns in most major fixed income credit risk sectors were positive for each quarter of the year. On an excess return basis, all of the major credit risk sectors posted positive returns over the period, including securitized, high yield, emerging markets debt, and investment grade corporates, led by lower-rated sectors.

During the period, asset allocation decisions contributed positively to the custom benchmark-relative performance during the period. The Fund was generally overweight equities and underweight fixed income and cash relative to the custom benchmark. The equity portion of the Fund underperformed the S&P 500 Index while the fixed income portion of the Fund outperformed the Bloomberg Barclays Government/Credit Bond Index.

Equity underperformance versus the S&P 500 Index was driven primarily by security selection. In particular, weak security selection in the Healthcare, Information Technology, and Consumer Discretionary sectors detracted from relative performance, which was partially offset by stronger selection in the Utilities and Industrials sectors.

Sector allocation, which is a residual of the Fund’s bottom-up security selection process, contributed positively to relative performance during the period primarily due to the Fund’s underweight to Telecommunication Services and overweight to Information Technology, which was slightly offset by negative relative performance from an overweight to Energy.

Stocks that detracted the most from relative and absolute returns in the equity portion of the Fund during the period were Academy CoInvest (Consumer Discretionary), Allergan (Healthcare), and Viacom (Consumer Discretionary). The fair valuation of private placement Academy CoInvest, which owns Academy Sports Store, a retailer of sports and recreational products, fell due to declines in its earnings and difficult conditions faced by sports retailers in general. Allergan, a global pharmaceutical company, saw its stock price fall as the market focused on a court ruling against the company in a patent lawsuit in October 2017. Shares of Viacom, a U.S.-based cable network programmer, fell during the period due to concerns that hit the broader industry related to domestic advertising spending, after companies in both the auto and electronics sectors reduced their ad budgets during the first quarter.

Top contributors to performance relative to the S&P 500 Index in the equity portion of the Fund during the period included General Electric (Industrials), PulteGroup (Consumer Discretionary), and Vertex Pharmaceuticals (Healthcare). Not owing GE, a U.S.-based multinational conglomerate, was beneficial to relative performance as the stock came under pressure in the back half of the year over fears that the dividend would be cut meaningfully. These fears were ultimately realized in the third quarter of 2017, when the stock missed on earnings, lowered full year guidance, cut the dividend 50%, and messaged that it would take years for the company to be rightsized after management missteps and lack of innovation. Shares of PulteGroup, a U.S.-based homebuilder, rose during the period on strong earnings that beat consensus expectations and the stock price benefited from a healthy U.S. housing market. The share price of Vertex Pharmaceuticals, a U.S.-based pharmaceutical company, rose after the firm announced positive Phase 1 and Phase 2 data for 3 different three-drug regimens for treating cystic fibrosis during the period. Apple (Information Technology), Microsoft (Information Technology), and Alphabet (Information Technology) were the top contributors to absolute returns during the period.

The fixed income portion of the Fund outperformed the Bloomberg Barclays Government/Credit Bond Index during the period. Security selection within investment grade corporate credit was the primary contributor to relative performance, particularly within the Financials sector. Allocation to Treasury Inflation-Protected Securities (TIPS) also contributed positively to relative performance during the period. Duration and yield curve positioning also slightly contributed positively to performance relative to the Bloomberg Barclays Government/Credit Bond Index over the period. An out of benchmark allocation to non-agency residential mortgage-backed securities detracted from relative performance.

4

Hartford Balanced HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The global economy ended 2017 on a positive note, with synchronized growth continuing through year-end. We believe the macro environment looks favorable for markets over the next few quarters. With U.S. tax reform now enacted into law, we see the potential for a further acceleration in U.S. gross domestic product (GDP) growth, driven by increases in consumer expenditures, corporate profits, and business spending. We are watching for a pick-up in inflation, as tax stimulus pulls forward growth in an economy with a low unemployment rate and decent current growth. Our expectation is for continued strong earnings growth in the U.S. on the back of tax reform and solid underlying economic fundamentals.

Within fixed income, in this environment, we expect corporate default rates to remain low in the near term. This favorable fundamental backdrop is tempered by somewhat expensive valuations across many fixed income sectors. We forecast that in 2018 most credit sectors will deliver returns that exceed the returns of similar duration government bonds. The yield spread of credit instruments over comparable government bonds is relatively narrow by historical standards. Consequently, we anticipate that positive excess returns from credit will be driven primarily by the superior income that credit sectors provide, rather than by further spread tightening.

Within equities, the Fund ended the period most overweight Financials and most underweight Consumer Staples sectors. Within fixed income, we ended the period with a moderately pro-cyclical risk posture, continuing to favor investment grade credit, particularly Financials and European banks, and the securitized sectors.

At the end of the period, the Fund’s equity exposure was at 67% compared to 60% in its custom benchmark.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). Fixed income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.

Composition by Security Type

as of December 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	66.7%

Total	66.7%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	4.0%
Corporate Bonds	18.6
Foreign Government Obligations	0.6
Municipal Bonds	1.5
U.S. Government Agencies	0.5
U.S. Government Securities	7.6

Total	32.8%

Short-Term Investments	0.3
Other Assets & Liabilities	0.2

Total	100.0%

5

Hartford Capital Appreciation HLS Fund (Unaudited) inception 04/02/1984

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	10 Years
Capital Appreciation IA	22.14%	14.21%	6.52%
Capital Appreciation IB	21.82%	13.92%	6.25%
Capital Appreciation IC	21.50%	13.64%	5.99%
Russell 3000 Index	21.13%	15.58%	8.60%
S&P 500 Index	21.83%	15.79%	8.50%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class IC shares commenced operations on April 30, 2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2017, the total annual fund operating expense ratios for Class IA, Class IB and Class IC were 0.68%, 0.93% and 1.18%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

Effective December 31, 2017, the Fund was closed to new qualified pension and retirement plans until further notice. For more information, please see the Fund’s prospectus.

6

Hartford Capital Appreciation HLS Fund

Manager Discussion

December 31, 2017 (Unaudited)

Portfolio Managers

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director of Investment Strategy & Risk

Wellington Management Company LLP

Kent M. Stahl, CFA

Senior Managing Director and Chief Investment Strategist

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Capital Appreciation HLS Fund returned 22.14% for the twelve-month period ended December 31, 2017, outperforming the Fund’s benchmark, the Russell 3000 Index, which returned 21.13% for the same period, and the Fund’s other benchmark, the S&P 500 Index, which returned 21.83% for the same period. During the same period, the Fund also outperformed the 19.37% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose over the period. Early in the first quarter of 2017, the Trump rally rolled on with continued confidence in tax reform, deregulation, and infrastructure spending, despite concerns about stretched valuations and overly optimistic policy expectations. The U.S. Federal Reserve (Fed) increased rates for the third time in a decade, but the market did not flinch. Risk-on sentiment stalled in March after the Republicans’ failure to repeal and replace the Affordable Care Act cast a cloud over the Trump administration’s pro-growth agenda. The rally continued into the second quarter of 2017, despite plunging oil prices, heightened political risk, and a rate increase from the Fed. In a well-telegraphed move, the Fed increased policy rates by another 0.25% in June. Volatility ticked up in June as investors gravitated back to the reflation trade (i.e., investing in assets that may be expected to benefit from rising economic growth and inflation), triggering rotations out of momentum and growth plays and into cyclical and value pockets of the market.

Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the S&P 500 Index to a series of new highs during the third quarter of 2017. In a widely anticipated move, the Fed announced that its balance sheet normalization program (i.e., a process of shrinking the Fed’s balance sheet) would begin in October, reiterating that the process would be gradual and predictable. Through the fourth quarter of 2017, low unemployment rates, robust corporate earnings, and strong consumer and business spending contributed to positive market sentiment. Tax reform was a key area of focus at the end of the period, culminating with a $1.5 trillion tax reform bill signed into law by President Donald Trump at the end of December. In a widely anticipated move, the Fed raised the benchmark federal funds rate by 0.25%, to a range of 1.25% to 1.50%, citing labor market strength and a solid rate of economic growth. Jerome Powell’s nomination as the chair of the Fed provided markets with reasonable assurance that current central bank policies would be maintained in the near term.

During the period, equity returns varied by market-cap, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index. Nine of the eleven sectors in the Russell 3000 Index had positive returns during the period. Information Technology (+37%), Materials (+24%), and Healthcare (+23%) performed best, while Energy (-2%) and Telecommunication Services (-1%) lagged the broader index.

Sector allocation, a result of the Fund’s bottom-up security selection process, was the primary contributor to performance relative to the Russell 3000 Index during the period. An underweight to the Energy sector and an overweight to the Information Technology sector contributed positively to benchmark-relative returns. This was only partially offset by an overweight to Financials, which detracted from relative performance. Security selection also contributed positively to benchmark-relative performance during the period. Strong security selection in the Information Technology and Financials sectors more than offset weaker selection in Healthcare and Utilities, which detracted from performance. From a factor perspective, the Fund experienced a slight tailwind as the overweight to growth and liquidity (more frequently traded securities) contributed positively to results. International exposure (country and currency) also contributed positively to performance, in particular due to the Fund’s exposure within Emerging Markets (China and South Korea), Japan and the U.K.

General Electric (Industrials), Alibaba (Information Technology), and Exxon Mobil (Energy) contributed positively to returns relative to the Russell 3000 Index over the period. Not holding benchmark constituent General Electric, a U.S.-based multinational conglomerate operating in the Technology infrastructure, capital finance, and consumer and industrial products industries, during the period contributed as its stock price fell on disappointing fourth-quarter earnings reported in 2017 and several executive leadership

7

Hartford Capital Appreciation HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

changes. Shares of Alibaba, a Chinese-based company focused on online and mobile commerce, rose over the period as the company reported financial results that exceeded expectations, particularly in the third quarter of 2017. Not owning benchmark constituent Exxon Mobil, a U.S.-based integrated oil and gas company, contributed positively to relative performance as shares of the company underperformed after reporting a 40% drop in fourth quarter 2016 earnings, which was announced in early 2017, as low oil and natural-gas prices took a toll on the company. Facebook (Information Technology) and Netflix (Consumer Discretionary) were also top contributors to absolute returns over the period.

The largest detractors relative to the Russell 3000 Index over the period were Apple (Information Technology), Uber (Information Technology), and Amazon (Consumer Discretionary). Shares of Apple, a U.S.-based mobile devices manufacturer and distributor of digital content, rose during the period as the stock outperformed based on rising expectations for the iPhone 8 release and a more favorable political backdrop for U.S. based global technology companies. Not owning a position in the benchmark constituent detracted from benchmark-relative performance. Uber, a U.S.-based transportation technology company, also detracted from performance for the period. The fair valuation of private placement Uber Technologies fell during the period as a result of several well publicized negative events and the ultimate departure of its CEO. The Fund was underweight benchmark constituent Amazon during the year and did not hold the stock by year end. Being underweight the U.S.-based global e-commerce retailer detracted from performance as the stock price of the company rose as it continued to expand its categories, including its purchase of Whole Foods, which the market viewed positively. TESARO (Healthcare) and Academy CoInvest (Consumer Discretionary) were also top absolute detractors during the period.

During the period, the Fund used currency forwards to hedge currency risk. The use of currency forwards detracted slightly from performance.

What is the outlook?

Following a year in which the S&P 500 Index total return was up every month, we believe the U.S. will experience late cycle acceleration as a result of the recently passed tax reform. We think that the economic environment remains strong with full employment, fiscal stimulus and deregulation ongoing. However, political risks remain both domestic and abroad, as the North Korean situation continues. From a factor perspective, we remain constructive on value, believing it will benefit from the aforementioned acceleration. Should we see the yield curve continue to flatten (or invert), this will also be positive for value. While valuations remain high, there are limited risk indicators signaling a near term change. These valuations are supported by low inflation, low rates, strong corporate earnings, and generally accommodative monetary policy. We expect higher rates and increased equity volatility in 2018 as last year was one of the lowest risk equity markets by many measures.

At the end of the period, the Fund’s largest overweights were to the Financials and Materials sectors, while the Fund’s largest underweights were to the Energy and Consumer Staples sectors, relative to the Russell 3000 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs.

Composition by Sector

as of December 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.2%
Consumer Staples	5.7
Energy	3.9
Financials	16.7
Health Care	13.4
Industrials	10.9
Information Technology	23.6
Materials	4.7
Real Estate	3.3
Telecommunication Services	1.4
Utilities	2.4

Total	98.2%

Short-Term Investments	1.9
Other Assets & Liabilities	(0.1)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

8

Hartford Disciplined Equity HLS Fund (Unaudited) inception 05/29/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	10 Years
Disciplined Equity IA	21.92%	16.80%	8.80%
Disciplined Equity IB	21.63%	16.51%	8.53%
S&P 500 Index	21.83%	15.79%	8.50%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2017, the total annual fund operating expense ratios for Class IA and Class IB were 0.78% and 1.03%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

Effective December 31, 2017, the Fund was closed to new qualified pension and retirement plans until further notice. For more information, please see the Fund’s prospectus.

9

Hartford Disciplined Equity HLS Fund

Manager Discussion

December 31, 2017 (Unaudited)

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Douglas W. McLane, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of the Hartford Disciplined Equity HLS Fund returned 21.92% for the twelve-month period ended December 31, 2017, outperforming the Fund’s benchmark, the S&P 500 Index, which returned 21.83% for the same period. During the same period, the Fund also outperformed the 20.86% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose over the period. Early in the first quarter of 2017, the Trump rally rolled on with continued confidence in tax reform, deregulation, and infrastructure spending, despite concerns about stretched valuations and overly optimistic policy expectations. The U.S. Federal Reserve (Fed) increased rates for the third time in a decade, but the market did not flinch. Risk-on sentiment stalled in March after the Republicans’ failure to repeal and replace the Affordable Care Act cast a cloud over the Trump administration’s pro-growth agenda. The rally continued into the second quarter of 2017, despite plunging oil prices, heightened political risk, and a rate increase from the Fed. In a well-telegraphed move, the Fed increased policy rates by another 0.25% in June. Volatility ticked up in June as investors gravitated back to the reflation trade (i.e., investing in assets that may be expected to benefit from rising economic growth and inflation), triggering rotations out of momentum and growth plays and into cyclical and value pockets of the market.

Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the S&P 500 Index to a series of new highs during the third quarter of 2017. In a widely anticipated move, the Fed announced that its balance sheet normalization program (i.e., a process of shrinking the Fed’s balance sheet) would begin in October, reiterating that the process would be gradual and predictable. Through the fourth quarter of 2017, low unemployment rates, robust corporate earnings, and strong consumer and business spending contributed positively to positive market sentiment. Tax reform was a key area of focus at the end of the period, culminating with a $1.5 trillion tax reform bill signed into law by President Donald Trump at the end of December. In a widely anticipated move, the Fed raised the benchmark federal funds rate by 0.25%, to a range of 1.25% to 1.50%, citing labor market strength and a solid rate of economic growth. Jerome Powell’s nomination as the chair of the Fed provided markets with reasonable assurance that current central bank policies would be maintained in the near term.

Returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. During the twelve-month period, nine of the eleven sectors within the S&P 500 Index rose, led by Information Technology (+39%), Materials (+24%), and Consumer Discretionary (+23%). Telecommunication Services (-1%) and Energy (-1%) lagged on a relative basis.

Sector allocation, which is a residual of our bottom-up security selection process, was the primary contributor to returns relative to the S&P 500 Index during the period. Underweight allocations to the Energy and Telecommunication Services sectors more than offset the negative impact from an overweight to the Utilities sector and an underweight to the Information Technology sector. Security selection slightly detracted from benchmark relative returns during the period, primarily within Healthcare, Consumer Discretionary, and Information Technology, which more than offset stronger selection within the Industrials and Utilities sectors, which contributed positively.

The largest contributors to performance relative to the S&P 500 Index over the period were General Electric (Industrials), Estee Lauder (Consumer Staples), and Exxon Mobil (Energy). Not holding benchmark constituent General Electric, a U.S.-based multinational conglomerate operating in the Technology infrastructure, capital finance, and consumer and industrial products industries, for the majority of the period contributed positively after its stock price fell on disappointing fourth quarter earnings and several executive leadership changes. Shares of Estee Lauder, a U.S.-based

10

Hartford Disciplined Equity HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

cosmetics company, rose during the period as the company had very strong financial performance with solid earnings reports quarter over quarter. Not owning benchmark constituent Exxon Mobil, a U.S.-based integrated oil and gas company, contributed positively as shares of the company underperformed after reporting a 40% drop in fourth quarter 2016 earnings, as low oil and natural-gas prices took a toll on the company. Apple (Information Technology) and Alphabet (Information Technology) contributed positively to absolute performance during the period.

The largest detractors from performance relative to the S&P 500 Index over the period were Amazon (Consumer Discretionary), Kroger (Consumer Staples), and Allergan (Healthcare). Not holding benchmark constituent Amazon, a U.S.-based global e-commerce retailer, detracted from performance as the company continued to expand its categories, such as its purchase of Whole Foods, which the market reacted positively in response to this purchase. Conversely, shares of Kroger, a U.S.-based supermarket retailer, fell during the period as investors were concerned about the implications of Amazon entering their market after their acquisition of Whole Foods. We sold the Fund’s position during the period. Shares of Allergan, a global pharmaceutical company, declined during the period due to increased investor concerns over competitive pressures for some key products. Concho Resources (Energy) also detracted from absolute performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

With the significant changes to tax law, we believe that corporate profits are set to rise materially in 2018. It is likely in our opinion that some of these tax savings are competed away or reinvested in the business for various reasons including employee retention, competitive pricing or marketing support. In the near term, we believe some of the windfalls will fall to the bottom line but we expect to spend more time this year researching the sustainability of margins and changes to the competitive intensity as some of the improved profitability may be eroded.

Given the additional temporary stimulus through the lowering of individual tax rates, we would expect growth and inflation to pick up a touch. At the end of the period, confidence appeared high and manufacturing activity was improving across the globe. Job growth remains robust and we may be approaching employment levels in the U.S. where companies are likely to have difficulty filling positions. In short, there are not many red flags that are flashing from an economic perspective in our view. However, if we do not see a continued pick-up in growth, we believe the risk to the economy increases in a downturn as the ability of the government to respond is restricted by the starting point of the deficit in the budget.

Interest rates and currencies we expect will be a focus of the market. We do not expect much change from the Fed and will be watching inflation and wage growth trends as they are likely to be a very important indicator to any changes the Fed might make in the coming months. While the economy may be on a strong footing, rapid changes to rates or the U.S. dollar exchange rate may have a material impact.

The potential for increased volatility in the equity markets may come from geopolitics indeed, something that the market has remarkably adjusted to. Potential change to the composition of the U.S. Congress is another event that investors will have to grapple with as we approach the mid-term elections late in 2018. In the near term, however, we think of geopolitical events with greater importance as any legislative changes that impact the economy from a change in the composition of the House or Senate are only likely further out in time. Republicans have expressed an interest in pivoting to welfare reform which does appear to be a harder hill to climb and we will wait for some details before commenting.

At the end of the period, the Fund’s largest overweights were to the Healthcare and Utilities sectors, while the Fund’s largest underweights were to the Energy and Real Estate sectors, relative to the S&P 500 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”).

Composition by Sector

as of December 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.5%
Consumer Staples	8.2
Energy	1.8
Financials	16.5
Health Care	15.8
Industrials	10.8
Information Technology	23.1
Materials	3.5
Telecommunication Services	1.8
Utilities	5.0

Total	99.0%

Short-Term Investments	1.2
Other Assets & Liabilities	(0.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

11

Hartford Dividend and Growth HLS Fund (Unaudited) inception 03/09/1994

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	10 Years
Dividend and Growth IA	18.36%	14.90%	8.20%
Dividend and Growth IB	18.11%	14.62%	7.93%
S&P 500 Index	21.83%	15.79%	8.50%
Russell 1000 Value Index	13.66%	14.04%	7.10%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted price index composed of 500 widely held common stocks.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2017, the total annual fund operating expense ratios for Class IA and Class IB were 0.68% and 0.93%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

Effective December 31, 2017, the Fund was closed to new qualified pension and retirement plans until further notice. For more information, please see the Fund’s prospectus.

12

Hartford Dividend and Growth HLS Fund

Manager Discussion

December 31, 2017 (Unaudited)

Portfolio Managers

Edward P. Bousa, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark E. Vincent

Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Dividend and Growth HLS Fund returned 18.36% for the twelve-month period ended December 31, 2017, underperforming one of the Fund’s benchmarks, the S&P 500 Index, which returned 21.83% for the same period. The Fund outperformed the Russell 1000 Value Index, its other benchmark, which returned 13.66% for the same period. During the same period, the Fund outperformed the 15.23% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose over the period. Early in the first quarter of 2017, the Trump rally rolled on with continued confidence in tax reform, deregulation, and infrastructure spending, despite concerns about stretched valuations and overly optimistic policy expectations. The Federal Reserve (Fed) increased rates for the third time in a decade, but the market did not flinch. Risk-on sentiment stalled in March after the Republicans’ failure to repeal and replace the Affordable Care Act cast a cloud over the Trump administration’s pro-growth agenda. The rally continued into the second quarter of 2017, despite plunging oil prices, heightened political risk, and a rate increase from the Fed. In a well-telegraphed move, the Fed increased policy rates by another 0.25% in June. Volatility ticked up in June as investors gravitated back to the reflation trade (i.e., investing in assets that may be expected to benefit from rising economic growth and inflation), triggering rotations out of momentum and growth plays and into cyclical and value pockets of the market.

Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the S&P 500 Index to a series of new highs during the third quarter of 2017. In a widely anticipated move, the Fed announced that its balance sheet normalization program (i.e., a process of shrinking the Fed’s balance sheet) would begin in October, reiterating that the process would be gradual and predictable. Through the fourth quarter of 2017, low unemployment rates, robust corporate earnings, and strong consumer and business spending contributed positively to market sentiment. Tax reform was a key area of focus at the end of the period, culminating with a $1.5 trillion tax reform bill signed into law by President Donald Trump at the end of December. In a widely anticipated move, the Fed raised the benchmark federal funds rate by 0.25%, to a range of 1.25% to 1.50%, citing labor market strength and a solid rate of economic growth. Jerome Powell’s nomination as the chair of the Fed provided markets with reasonable assurance that current central bank policies would be maintained in the near term.

Returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. During the twelve-month period, nine of the eleven sectors within the S&P 500 Index posted positive returns, led by Information Technology (+39%), Materials (+24%), and Consumer Discretionary (+23%), while Telecommunication Services (-1%) and Energy (-1%) fell.

Sector allocation, a result of our bottom up stock selection process, was the primary detractor from performance relative to the S&P 500 Index during the period. An underweight to the Information Technology sector and an overweight to the Energy sector more than offset the positive impact of underweights to the Real Estate and Consumer Staples sectors. Security selection also detracted from benchmark-relative returns during the period. Weak selection within Healthcare, Financials, and Information Technology was only partially offset by stronger selection within Industrials and Real Estate.

The Fund’s top detractors from returns relative to the S&P 500 Index were a position in Hess (Energy) and lack of exposure to benchmark constituents Amazon (Consumer Discretionary) and Facebook (Information Technology). The stock price of Hess, a U.S.-based integrated oil company, fell as a result of concerns about the long term outlook for oil and gas prices due to oversupply and rising inventories. Shares of Amazon, a U.S.-based global e-commerce retailer, rose during the period, as it continued to expand its categories, most notably, its intended purchase of Whole Foods. Not holding this benchmark constituent detracted from relative

13

Hartford Dividend and Growth HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

performance. The stock price of Facebook, a U.S.-based social networking platform operator, rose as it continued to expand its offerings and benefited from increasing advertising revenue. Not holding this benchmark constituent detracted from relative performance. Anadarko (Energy) and Synchrony Financial (Financials) were top absolute detractors during the period.

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were General Electric (Industrials), CSX Corporation (Industrials), and AT&T (Telecommunication Services). Not holding benchmark constituent General Electric, a U.S.-based multinational conglomerate operating in the technology infrastructure, capital finance, and consumer and industrial products industries, for the majority of the period contributed positively after its stock price fell on disappointing fourth-quarter earnings reported in 2017, and several executive leadership changes. Shares of CSX, a U.S.-based leading transportation supplier, received a huge boost from the market upon rumors of and ultimately hiring a new CEO with a strong track record of successful turnarounds. The position was eliminated on strength early in the summer. Shares of AT&T, a U.S.-based telecommunications company, fell during the period due to investor concerns that the Trump administration would find it difficult to pass policies such as corporate tax reform and deregulation which would otherwise provide a business investment tailwind for the company. AT&T also reported steeper-than-expected subscriber losses in both mobile and video, reflecting rising competitive pressures in both markets. Not holding this security contributed positively to relative performance. Top absolute performers during the period included Microsoft (Information Technology) and Bank of America (Financials).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The greatest change we have seen over the past year was the economy accelerating and reaching levels we have not seen in 10 years. In addition, we believe the tax bill that recently passed makes it more likely that we could see another year or two of economic strength. We are getting to a point where we might see inflation tick up, and we believe investors are complacent regarding inflation risk because we have seen so little inflation in recent years. Wages are moving higher, and we are beginning to see inflation in energy prices as well. We will monitor closely to see if the combination of wage inflation, incentives for infrastructure spending, and tax cuts are deflationary or inflationary if they increase demand. In our review, health care is another area where we are likely to see inflation. We believe deregulation is generally promising for economic growth, but the stock market has reached levels that are already discounting much of the good news. Ongoing stock market strength seems increasingly dependent on interest rates staying low and steady economic growth. Still, we did not see any immediate signs of recession as of the end of the period, and we are optimistic about the overall trajectory of the market for the near term.

In terms of segments of the economy, we believe Financials should benefit from deregulation and tax reform as well as overall economic health. We see opportunity as well among energy companies, which have demonstrated conservatism in spending and supported an improved price environment. In addition, we are seeing a correction in safety stocks (Consumer Staples, Consumer Discretionary, and Utilities) which we have seen as overvalued for the past several years. Safety stocks are stocks of companies in traditionally defensive industries with muted economic sensitivity based on both industry structure as well as supply and demand dynamics. We believe these areas may become more attractive, should the share price weakness persist. Meanwhile, we will be watching to see where tax benefits can translate into profitability and competitive advantage and where they will be competed away.

Although the past year has been difficult for our approach with growth equities and those without a yield outperforming value equities and yielders, we believe the opportunity for our style to come back into favor has increased. The market and performance we saw in 1999 is an example of both how powerful market environments can be and how rapidly factor environments can change. This type of momentum-driven market can sometimes take time to shift, but we believe we can benefit by staying true to our discipline.

We continue to rely on our process and philosophy as we construct the Fund’s portfolio and adjust the Fund’s positioning. We remain focused on the significance of dividends, positive capital stewardship, and franchise value.

We take a long-term perspective and apply our valuation discipline, focus on supply and demand, and utilize the intellectual capital of the firm to seek to identify the most favorable opportunities.

At the end of the period, the Fund’s largest overweights relative to the S&P 500 Index were to the Financials, Energy, and Utilities sectors, while the Fund’s largest underweights were to Consumer Discretionary and Information Technology.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”).

14

Hartford Dividend and Growth HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

Composition by Sector

as of December 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.0%
Consumer Staples	5.4
Energy	9.0
Financials	23.6
Health Care	13.7
Industrials	9.0
Information Technology	19.6
Materials	3.1
Real Estate	1.3
Telecommunication Services	3.1
Utilities	4.8

Total	98.6%

Short-Term Investments	1.4
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

15

Hartford Global Growth HLS Fund (Unaudited) inception 09/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	10 Years
Global Growth IA	32.73%	16.30%	5.24%
Global Growth IB	32.37%	16.01%	4.97%
MSCI World Growth Index (Net)	28.01%	12.79%	6.05%
MSCI World Growth Index (Gross)	28.49%	13.22%	6.46%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective May 1, 2017, the Fund changed its benchmark from the MSCI World Growth Index (Gross) to the MSCI World Growth Index (Net). Hartford Funds Management Company, LLC, the investment manager, believes that the net version of the benchmark better reflects potential tax consequences for the Fund.

MSCI World Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

MSCI World Growth Index (Gross) (reflects no deduction for fees, expenses or taxes) is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2017, the total annual fund operating expense ratios for Class IA and Class IB were 0.82% and 1.07%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

Effective December 31, 2017, the Fund was closed to new qualified pension and retirement plans until further notice. For more information, please see the Fund’s prospectus.

16

Hartford Global Growth HLS Fund

Manager Discussion

December 31, 2017 (Unaudited)

Portfolio Managers

Matthew D. Hudson, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

John Boselli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Global Growth HLS Fund returned 32.73% for the twelve-month period ended December 31, 2017, outperforming the Fund’s benchmark, the MSCI World Growth Index (Net), which returned 28.01% for the same period. During the same period, the Fund also outperformed the 28.97% average return of the Lipper Global Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities rose over the twelve-month period, as measured by the MSCI All Country World Index. Despite escalating European political risk and uncertainty surrounding President Trump’s protectionist trade agenda at the beginning of the period, investors bid up risk assets such as global equities amid increasing optimism about global economic growth. While the U.S. Federal Reserve (Fed) raised rates by 0.25% during the first quarter of 2017, the market remained unfazed as economic data releases across most major economies remained robust, helping to sustain the ongoing rally. Investors breathed a sigh of relief after Emmanuel Macron won the French presidential election, a victory seen as supportive for the stability of the European Union (E.U.). Continued evidence of an upswing in global growth helped maintain bullish sentiment. European growth indicators showed positive signals and Chinese manufacturing and services data surprised to the upside. As expected, the Fed increased policy rates by another 0.25% in June.

During the third quarter, a broad-based expansion of global economic growth, supportive monetary policy, and benign inflation helped to drive the equity markets higher. As the global economy continued to gain momentum, central banks began to normalize their long-standing loose monetary policies during the second half of 2017. In a widely anticipated move, the Fed announced that its balance sheet normalization program (i.e., a process of shrinking the Fed’s balance sheet) would begin in October 2017. The European Central Bank (ECB) announced a reduction in its monthly asset purchases beginning in January 2018, but extended the purchase program through September 2018. In Europe, Angela Merkel was re-elected for a fourth term as German Chancellor. Merkel, along with French President Macron, face the difficult task of deepening the Eurozone integration. In December, the Fed raised the benchmark federal funds rate by 0.25%, citing labor market strength and a solid rate of economic growth. Going into the end of the year, the persistence of low inflation in developed countries continued to surprise central banks and has increased market anxiety over interest rate policy, in light of higher global growth and lower unemployment rates.

During the period, non-U.S. equities outperformed U.S. equities, as measured by the MSCI EAFE Index and S&P 500 Index, respectively, and emerging market equities outperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index and MSCI World Growth Index, respectively. Within the MSCI World Growth Index, ten of eleven sectors posted positive returns during the period. Information Technology (+45%), Industrials (+32%), and Financials (+30%) gained the most, while Energy (-1%) was the only sector that fell during the period.

The Fund’s outperformance versus the MSCI World Growth Index (Net), was driven primarily by security selection. In particular, selection in Information Technology, Industrials, and Consumer Staples contributed positively to relative performance, which was partially offset by weaker selection in Financials and Materials, which detracted from performance. Sector allocation, a result the Fund’s bottom-up security selection process, also contributed positively to relative performance. The Fund’s overweight to Information Technology and underweight to Energy contributed positively to relative performance. This was partially offset by an underweight to Industrials, which detracted from performance.

Top contributors to performance relative to the MSCI World Growth Index (Net) were Tencent (Information Technology), Align Technology (Healthcare), and New Oriental Education (Consumer Discretionary). Tencent, a Chinese internet media company, saw its stock price rise during the period as the company posted first quarter 2017 results that beat market expectations on revenue and earnings. Shares of Align, a U.S.-based medical device company, rose during the period, as the company reported strong earnings beating consensus on both revenue and earnings driven by increased growth in its Invisalign product. The stock price of New Oriental Education, a Chinese education company, posted positive results after the company reported better than expected student enrollment growth and continued expansion of its profit margins. Facebook (Information Technology) and Alphabet (Information Technology) were top absolute contributors during the period.

17

Hartford Global Growth HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

The top detractors from the Fund’s performance relative to the MSCI World Growth Index (Net) were Apple (Information Technology), Viacom (Consumer Discretionary), and Boeing (Industrials). Shares of Apple, a U.S.-based manufacturer in mobile devices and distributor of digital content, rose during the period as the stock outperformed based on rising expectations for the iPhone 8 and iPhone X release and a more favorable political backdrop for U.S.-based global technology companies. Not owning a position in the benchmark constituent for most of the period detracted from benchmark-relative performance. Viacom, a U.S.-based entertainment company, saw its stock price drop during the period after investors reacted negatively to signs of risks of the company’s anticipated joint venture with a Chinese film financing company, exacerbating existing balance sheet concerns. The shares of Boeing, a U.S.-based aerospace company, rose during the period after the company reported financial results that beat market expectations and raised their fiscal year outlook on earnings, on the back of accelerating global traffic trends. Not owning this benchmark constituent detracted from relative results. Top absolute detractors included Pandora (Consumer Discretionary) and Celgene (Healthcare).

Derivatives were not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Looking ahead, we expect that the macroeconomic indicators that we follow will continue to highlight a positive global economic cycle with strong fundamentals across all regions globally. We believe recently enacted tax reform legislation lowering corporate rates from 35% to 21% will benefit corporations across the board. We believe the prospect of foreign cash repatriation should support global manufacturing and service companies plus sustain high industrial and consumer confidence. We believe that accelerating global trade and a global capital expenditures cycle also support strong manufacturing and industrial activity. Although core inflation remains subdued, we are watching for inflation pressure over the coming months as jobless claims were at record lows and capacity utilization was rising as of the end of the period.

At the end of the period, the Fund’s largest sector overweights were to the Information Technology, Financials, and Telecommunication Services sectors, while its largest underweights were to Industrials, Materials, and Consumer Staples, relative to the MSCI World Growth Index (Net).

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. Mid-cap securities can have greater risk and volatility than large-cap securities. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Country

as of December 31, 2017

Country	Percentage of Net Assets
Australia	1.2%
Brazil	0.5
Canada	2.4
China	6.0
France	3.1
Germany	3.4
Hong Kong	1.3
India	0.7
Indonesia	0.5
Ireland	0.7
Italy	1.2
Japan	6.0
Netherlands	0.7
Portugal	0.6
Russia	0.7
Singapore	0.7
South Korea	0.9
Spain	1.0
Sweden	1.2
Switzerland	3.7
Taiwan	0.6
United Kingdom	5.9
United States	56.4
Short-Term Investments	1.1
Other Assets & Liabilities	(0.5)

Total	100.0%

18

Hartford Growth Opportunities HLS Fund (Unaudited) inception 03/24/1987

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	10 Years
Growth Opportunities IA	30.45%	17.58%	7.96%
Growth Opportunities IB	30.14%	17.28%	7.69%
Growth Opportunities IC	29.80%	17.00%	7.42%
Russell 3000 Growth Index	29.59%	17.16%	9.93%
Russell 1000 Growth Index	30.21%	17.33%	10.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class IC shares commenced operations on April 30, 2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.

Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The

Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2017, the total annual fund operating expense ratios for Class IA, Class IB and Class IC were 0.65%, 0.90% and 1.15%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

Effective December 31, 2017, the Fund was closed to new qualified pension and retirement plans until further notice. For more information, please see the Fund’s prospectus.

19

Hartford Growth Opportunities HLS Fund

Manager Discussion

December 31, 2017 (Unaudited)

Portfolio Managers

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Growth Opportunities HLS Fund returned 30.45% for the twelve-month period ended December 31, 2017, outperforming the Fund’s benchmarks, the Russell 3000 Growth Index and the Russell 1000 Growth Index, which returned 29.59% and 30.21%, respectively, for the same period. The Fund also outperformed the 27.03% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose over the period. Early in the first quarter of 2017, the Trump rally rolled on with continued confidence in tax reform, deregulation, and infrastructure spending, despite concerns about stretched valuations and overly optimistic policy expectations. The U.S. Federal Reserve (Fed) increased rates for the third time in a decade, but the market did not flinch. Risk-on sentiment stalled in March after the Republicans’ failure to repeal and replace the Affordable Care Act cast a cloud over the Trump administration’s pro-growth agenda. The rally continued into the second quarter of 2017, despite plunging oil prices, heightened political risk, and a rate increase from the Fed. In a well-telegraphed move, the Fed increased policy rates by another 0.25% in June. Volatility ticked up in June as investors gravitated back to the reflation trade (i.e., investing in assets that may be expected to benefit from rising economic growth and inflation), triggering rotations out of momentum and growth plays and into cyclical and value pockets of the market.

Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the S&P 500 Index to a series of new highs during the third quarter of 2017. In a widely anticipated move, the Fed announced that its balance sheet normalization program (i.e., a process of shrinking the Fed’s balance sheet) would begin in October, reiterating that the process would be gradual and predictable. Through the fourth quarter of 2017, low unemployment rates, robust corporate earnings, and strong consumer and business spending contributed to positive market sentiment. Tax reform was a key area of focus at the end of the period, culminating with a $1.5 trillion tax reform bill signed into law by President Donald Trump at the end of December. In a widely anticipated move, the Fed raised the benchmark federal funds rate by 0.25%, to a range of 1.25% to 1.50%, citing labor market strength and a solid rate of economic growth. Jerome Powell’s nomination as the chair of the Fed provided markets with reasonable assurance that current central bank policies would be maintained in the near term.

Equity returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. Ten out of eleven sectors in the Russell 3000 Growth Index rose during the period, led by Information Technology (+40%) and Industrials (+30%), while Energy (-10%) lagged on a relative basis.

Security selection within the Information Technology, Consumer Discretionary, and Consumer Staples sectors was the primary contributor to performance relative to the Russell 3000 Growth Index during the period. Positive selection in the Information Technology and Consumer Discretionary sectors was enough to offset weaker selection in the Financials and Industrials sectors. Sector allocation, a result of the bottom-up stock selection process, slightly detracted from benchmark-relative performance over the period, due to an overweight to Energy and an underweight to Industrials. This was partially offset by the positive impact from an underweight to Consumer Staples.

The top contributors to performance relative to the Russell 3000 Growth Index during the period were Arista (Information Technology), Alibaba (Information Technology), and Align Technology (Healthcare). Shares of Arista, a U.S.-based data center switching company, rose during the period as the company continues to benefit from the shifting of workloads to the cloud. Shares of Alibaba, a China-based internet and e-commerce company, also rose during the period. The company is starting to see significant positive impact

20

Hartford Growth Opportunities HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

from their broad ecosystem and customer data. They are able to personalize their proposition to customers, which is encouraging merchants to purchase marketing and other value-added services. This is driving acceleration in their revenue as new revenue streams from merchants gain momentum. We continue to believe Alibaba is in a strong position to grow over longer-term and the Fund maintained an overweight position in the company at the end of the period. Shares of Align Technology, a U.S.-based medical device company, rose during the period as the company reported strong earnings beating consensus on both revenue and earnings driven by increased growth in its Invisalign product. We exited the position during the period on strength. Facebook (Information Technology) and ServiceNow (Information Technology) were among the top absolute contributors.

The top relative detractors from performance during the period included Uber (Information Technology), Apple (Information Technology), and Ulta (Consumer Discretionary). Uber, a U.S.-based transportation Technology company, detracted from relative performance for the period. The fair valuation of private placement Uber Technologies fell during the period as a result of several well-publicized negative events and the ultimate departure of its CEO. We are encouraged by the operational discipline brought by the new CEO, an improvement in the governance structure and strong revenue growth and continued to hold a position at the end of the period. Shares of Apple, a U.S.-based manufacturer in mobile devices and distributor of digital content, rose during the period as the stock outperformed based on rising expectations for the iPhone 8 release and a more favorable political backdrop for U.S.-based global technology companies. Not owning a position in the benchmark constituent detracted from performance relative to the Russell 3000 Growth Index. Shares of Ulta, a U.S.-based beauty and cosmetics retailer, fell during the period as the retail landscape has become a more significant threat for the company. For the first time in a while, department stores have become more promotional in the beauty space, offering discounts for their products. We believed this coupled with Amazon’s increased penetration into the beauty market leaves Ulta’s sales and margins at risk. We exited the position during the period. Viacom (Consumer Discretionary) was among the top absolute detractors.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We view the current market environment as one of the broadest we have seen in recent memory in terms of the number of compelling opportunities across sectors and regions. We are finding what we believe to be growth opportunities in areas in which we have not found them in many years, and are excited about the prospects of what synchronized global growth may bring us in 2018. In the U.S. in particular, we continue to be optimistic about the prospects for growth in 2018. We believe increased consumer spending, a strengthening economy, and benefits to both the consumer and domestic companies from the recent U.S. tax legislation should continue to drive earnings going forward.

Sector positioning, driven by our fundamental stock selection process, is an indication of where the team is finding their most compelling investment ideas. At the end of the period, the Fund was most overweight the Information Technology and Financials sectors and most underweight the Consumer Discretionary and Industrials sectors, relative to the Russell 3000 Growth Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). Mid-cap securities can have greater risk and volatility than large-cap securities. The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of December 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.8%
Consumer Staples	2.3
Energy	0.6
Financials	9.1
Health Care	13.1
Industrials	9.8
Information Technology	49.5
Materials	2.1
Real Estate	1.1

Total	99.4%

Short-Term Investments	0.8
Other Assets & Liabilities	(0.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

21

Hartford Healthcare HLS Fund (Unaudited) inception 05/01/2000

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	10 Years
Healthcare IA	22.26%	19.66%	12.13%
Healthcare IB	21.96%	19.35%	11.85%
S&P Composite 1500 Health Care Index	22.47%	17.98%	11.36%
S&P 500 Index	21.83%	15.79%	8.50%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is an unmanaged capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2017, the total annual fund operating expense ratios for Class IA and Class IB were 0.89% and 1.14%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

Effective December 31, 2017, the Fund was closed to new qualified pension and retirement plans until further notice. For more information, please see the Fund’s prospectus.

22

Hartford Healthcare HLS Fund

Manager Discussion

December 31, 2017 (Unaudited)

Portfolio Managers

Jean M. Hynes, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Healthcare HLS Fund returned 22.26%, for the twelve-month period ended December 31, 2017, underperforming the S&P Composite 1500 Health Care Index, which returned 22.47% for the same period. The Fund also outperformed the Fund’s other benchmark, the S&P 500 Index, which returned 21.83% for the same period. During the same period, the Fund outperformed the 17.79% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Healthcare equities (+22%) modestly outperformed the broader U.S. market (+22%) and underperformed the global equity market (+23%) during the period, as measured by the S&P Composite 1500 Health Care, S&P 500, and the MSCI World Indices, respectively. Within the Fund’s benchmark, medical technology returned (+34%), health care services returned (+28%), mid-cap biopharma returned (+28%), small-cap biopharma returned (+16%), and large-cap biopharma returned (+14%).

The Fund underperformed the S&P Composite 1500 Health Care Index, over the period due primarily to unfavorable security selection decisions. The Fund’s overweight to mid cap biopharma equities and the Fund’s underweight to large cap biopharma equities relative to the index contributed positively to performance. However, this was offset by poor stock selection in large cap biopharma and medical technology. Security selection was stronger in small cap biopharma and mid cap biopharma.

AbbVie (biopharma), Allergan (biopharma), and Coherus (biopharma) were the top detractors from performance relative to the S&P Composite 1500 Health Care Index during the period. Not holding benchmark constituent, AbbVie, a U.S.-based pharmaceutical company, detracted from returns relative to the S&P Composite 1500 Health Care Index during the period as the stock continued to perform well as a result of the ongoing success of Humira, used to treat several forms of arthritis. Shares of Allergan, an Ireland-based specialty pharmaceutical company, fell due to investor concerns over competitive pressures for some of their key products. Shares of Coherus, a U.S.-based biosimilars company, fell during the year as the U.S. Food and Drug Administration cleared a backlog of small molecule generic drug approvals (putting price pressures on the generic drug market) and delayed approving more complex biosimilars until that backlog was cleared (putting pressure on biosimilars manufacturers). The company also faced delays on a key product launch. Envision Healthcare (Healthcare) was a top detractor from absolute performance during the period.

Merck (biopharma), Loxo Oncology (biopharma), and Bluebird Bio (biopharma) contributed positively to results relative to the S&P Composite 1500 Health Care Index over the period. Shares of Merck, a U.S.-based pharmaceutical company, fell during the period after the company announced the withdrawal of its European application to market its key oncology drug, Keytruda, as a combination treatment for lung cancer. Not owning this benchmark constituent contributed to performance relative to the S&P Composite 1500 Health Care Index. Shares of Loxo Oncology, a U.S.-based biopharmaceutical company specializing in medicines that target genetically-defined cancers, rose after successful tumor drug study results were released in early June. Shares of Bluebird Bio, a U.S.-based biopharmaceutical company, rose following news of the approval of a peer’s gene therapy treatment. Investors viewed the approval as a sign of a favorable regulatory environment for some of the company’s pipeline treatments. UnitedHealth Group (Healthcare) and Portola (biopharma) were top contributors to absolute performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The Healthcare sector has benefited broadly since the U.S. elections in November 2016, but uncertainties remain. Regarding drug pricing, we continue to believe that meaningful structural reform is unlikely in

23

Hartford Healthcare HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

the foreseeable future. We are mindful of the risks, however. Regarding efforts to repeal the Affordable Care Act (ACA), we continue to believe that most of the millions of Americans who obtained insurance coverage in the past few years will retain coverage, regardless of any adjustments that might be made. We are impressed so far with the efforts of new Food and Drug Administration (FDA) Commissioner Scott Gottlieb, and believed that the tone he has set will favor innovative companies and programs. Over the long term, the tailwinds of innovation, an aging population, and the globalization of demand for cutting-edge, Western-style health care may continue to drive growth of the Healthcare sector.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Risks of focusing investments on the health-care sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities.

Composition by Sub-Sector

as of December 31, 2017

Sub-Sector	Percentage of Net Assets
Equity Securities
Biotechnology	24.9%
Food & Staples Retailing	1.5
Health Care Equipment & Supplies	22.5
Health Care Providers & Services	18.7
Health Care Technology	2.8
Life Sciences Tools & Services	3.2
Pharmaceuticals	24.6

Total	98.2%

Short-Term Investments	1.8
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

For Fund compliance purposes, the Fund may not use the same classification system. These sub-sector classifications are used for financial reporting purposes.

24

Hartford High Yield HLS Fund (Unaudited) inception 09/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	10 Years
High Yield IA	7.60%	5.13%	7.22%
High Yield IB	7.31%	4.87%	6.95%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	7.50%	5.78%	8.03%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information through March 5, 2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of March 5, 2012 HIMCO no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes) is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2017, the total annual fund operating expense ratios for Class IA and Class IB were 0.79% and 1.04%, respectively. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

Effective December 31, 2017, the Fund was closed to new qualified pension and retirement plans until further notice. For more information, please see the Fund’s prospectus.

25

Hartford High Yield HLS Fund

Manager Discussion

December 31, 2017 (Unaudited)

Portfolio Managers

Christopher A. Jones, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford High Yield HLS Fund returned 7.60% for the twelve-month period ended December 31, 2017, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, which returned 7.50% for the same period. During the same period, the Fund outperformed the 6.71% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets generated solid gains as measured by the Bloomberg Barclays Global Aggregate Index. Escalating geopolitical tensions and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by a number of central banks ending quantitative easing. In the United States (U.S.), political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the United Kingdom (U.K.) presented potential sources of volatility, but proved benign in the aftermath. Despite concerns about prospects for retailers, particularly in the U.S., generally solid corporate earnings, strong global economic data, and continued demand for yield-producing assets supported credit markets and credit spreads tightened. Throughout the year, most developed market currencies strengthened versus the U.S. dollar (USD) as political uncertainty and continued skepticism about the U.S. Federal Reserve’s (Fed) projected rate-hiking path weighed on the currency, though the U.S. dollar recovered a bit during the fourth quarter of 2017.

Monetary policy continued on an incrementally more hawkish path throughout the year. (“Hawkish” generally describes a monetary policy that favors higher interest rates to mitigate the risk of inflation.) The Fed announced it would begin tapering its asset purchases in October 2017. The Fed increased rates three times in 2017 and also projected an additional three increases in 2018. At its October meeting, the European Central Bank (ECB) announced a reduction in its monthly asset purchases to €30 billion from €60 billion beginning in January 2018, but extended the purchase program through September 2018. Strong growth and inflation data prompted the Bank of Canada to increase rates for the first time in seven years while the Bank of England (BoE) increased interest rates for the first time in ten years; however the BoE’s press conference tilted dovish, noting that future rate increases would depend on the stability of the transition of the U.K.’s exit from the E.U. (Brexit). (“Dovish” describes a monetary policy that favors lower interest rates to encourage economic growth.)

Developed markets’ government yields ended mixed over the period as improving global economic data were balanced by subdued inflation. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while longer-term rates declined. Most Eurozone government bond yields increased along with improving growth prospects across the region. Longer-term U.K. yields declined amid Brexit uncertainty. Japanese government bond yields, anchored by the Bank of Japan’s yield-targeting policy, were little changed.

Absolute returns in most major fixed income credit risk sectors were positive for each quarter of the year. On an excess return basis, all of the major credit risk sectors posted positive returns over the period, including securitized, high yield, emerging markets debt, and investment grade corporates, led by lower-rated sectors.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index returned 7.50% for the twelve-months ended December 31, 2017 and outperformed duration equivalent treasuries by 6.10%. The Option-Adjusted Spread of the Bloomberg Barclays U.S. Corporate High Yield Bond Index was 3.43% on December 31, 2017, narrower than twelve months ago (4.09% as of December 31, 2016).

During the period, sector allocation decisions were the primary contributors to returns relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index, primarily driven by the Fund’s underweight allocations to the Wireline and Retailers sectors and an overweight to the Healthcare sector. This was partially offset by an overweight to Energy, which detracted from performance. Security selection also contributed positively to returns relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index, driven primarily by strong selection in the financial institutions (Banco Bilbao), Healthcare (Valeant, Tenet Healthcare), and Technology (Alcatel-Lucent) sectors. This was partially offset by weaker selection in the Energy sector (KCA Deutag Drilling, Cobalt Energy), which detracted from performance. The Fund’s quality positioning detracted from relative results, in particular an overweight to B-rated securities, as those securities lagged the broader index.

26

Hartford High Yield HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

Over the period, the Fund had a small position in High Yield Credit Default Swap Index (CDX). During the period, the Fund’s CDX position was used for liquidity purposes and for tactically adjusting the risk posture of the Fund. This position contributed positively to performance relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

What is the outlook?

We remain constructive on high yield given what we view as the backdrop of stable corporate fundamentals, a supportive macroeconomic landscape, and strong demand for yield-producing assets. While global political risks remain, valuations appear reasonable relative to our outlook, in particular given our expectation for a benign default environment over the next year.

We are particularly positive on conditions in the U.S., and favor issuers expected to benefit from a stable or growing U.S. domestic economy. While we continue to monitor the possible impact on global growth of increased political uncertainty and potentially more protectionist policies, we believe strong investor demand will continue to support the high yield market. We believe high yield maintains an attractive yield advantage and the ongoing “search for yield” given the low absolute levels of interest rates around much of the globe may continue to provide a tailwind for the asset class going forward.

The Fund ended the year most overweight the financial institutions and gaming sectors, and was most underweight the wirelines and automotive sectors.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”).

Composition by Security Type

as of December 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.7%
Preferred Stocks	0.1

Total	0.8%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0%*
Convertible Bonds	1.6
Corporate Bonds	91.3
Senior Floating Rate Interests	1.8

Total	94.7%

Short-Term Investments	2.4
Other Assets & Liabilities	2.1

Total	100.0%

*	Percentage rounds to zero.

27

Hartford International Opportunities HLS Fund (Unaudited) inception 07/02/1990

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	10 Years
International Opportunities IA	25.25%	8.59%	3.25%
International Opportunities IB	24.99%	8.32%	3.00%
MSCI All Country World ex USA Index (Net)	27.19%	6.80%	1.84%
MSCI All Country World ex USA Index (Gross)	27.77%	7.28%	2.31%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective May 1, 2017, the Fund changed its benchmark from the MSCI All Country World ex USA Index (Gross) to the MSCI All Country World ex USA Index (Net). Hartford Funds Management Company, LLC, the investment manager, believes that the net version of the benchmark better reflects potential tax consequences for the Fund.

MSCI All Country World ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed (excluding the U.S.) and emerging stock markets.

MSCI All Country World ex USA Index (Gross) (reflects no deduction for fees, expenses or taxes) is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed (excluding the U.S.) and emerging stock markets.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2017, the total annual fund operating expense ratios for Class IA and Class IB were 0.76% and 1.01%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

Effective December 31, 2017, the Fund was closed to new qualified pension and retirement plans until further notice. For more information, please see the Fund’s prospectus.

28

Hartford International Opportunities HLS Fund

Manager Discussion

December 31, 2017 (Unaudited)

Portfolio Managers

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara C. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of the Hartford International Opportunities HLS Fund returned 25.25% for the twelve-month period ended December 31, 2017, underperforming the Fund’s benchmark, the MSCI All Country World ex USA Index (Net), which returned 27.19% for the same period. During the same period, the Fund also underperformed the 26.81% average return of the Lipper International Large-Cap Growth Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities rose over the twelve-month period, as measured by the MSCI All Country World ex USA Index. Despite escalating European political risk and uncertainty surrounding President Trump’s protectionist trade agenda at the beginning of the period, investors bid up risk assets such as global equities amid increasing optimism about global economic growth. While the U.S. Federal Reserve (Fed) raised rates by 0.25% during the first quarter of 2017, the market remained unfazed as economic data releases across most major economies remained robust, helping to sustain the ongoing rally. Investors breathed a sigh of relief after Emmanuel Macron won the French presidential election, a victory seen as supportive for the stability of the European Union (E.U.). Continued evidence of an upswing in global growth helped maintain bullish sentiment. European growth indicators showed positive signals and Chinese manufacturing and services data surprised to the upside. As expected, the Fed increased policy rates by another 0.25% in June 2017.

During the third quarter, a broad-based expansion of global economic growth, supportive monetary policy, and benign inflation helped to drive the equity markets higher. As the global economy continued to gain momentum, a number of central banks began to normalize their long-standing loose monetary policies during the second half of 2017. In a widely anticipated move, the Fed announced that its balance sheet normalization program (i.e., a process of shrinking the Fed’s balance sheet) would begin in October 2017. The European Central Bank (ECB) announced a reduction in its monthly asset purchases beginning in January 2018, but extended the purchase program through September 2018. In Europe, Angela Merkel was re-elected for a fourth term as German Chancellor. Merkel, along with French President Macron, face the difficult task of deepening the Eurozone integration. In December, the Fed raised the benchmark federal funds rate by 0.25%, citing labor market strength and a solid rate of economic growth. Going into the end of the year, the persistence of low inflation in developed countries continued to surprise central banks and has increased market anxiety over interest rate policy, in light of higher global growth and lower unemployment rates.

During the period, non-U.S. equities outperformed U.S. equities, as measured by the MSCI EAFE Index and S&P 500 Index, respectively, and emerging market equities outperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index and MSCI World Index, respectively. Within the MSCI All Country World ex USA Index, all of the eleven sectors posted positive returns during the period; Information Technology (+51%), Materials (+32%), and Industrials (+30%) rose the most.

Sector allocation, a result of the Fund’s bottom-up security selection process, was the primary detractor from performance relative to the MSCI All Country World ex USA Index during the period. Underweights to the Energy and Materials sectors detracted most from benchmark relative returns, which was partially offset by an overweight to Information Technology. Security selection also detracted from benchmark-relative returns. Selection was weakest within the Consumer Discretionary, Energy, and Healthcare sectors. This was partially offset by stronger selection within the Information Technology, Real Estate, and Financials sectors. On a regional basis, security selection within Japan and Europe detracted the most; this was slightly offset by positive performance from security selection in Emerging Markets.

Top detractors from performance relative to the MSCI All Country World ex USA Index during the period included WPP (Consumer Discretionary), Ctrip.com (Consumer Discretionary), and Petrobras (Energy). Shares of WPP, a U.K.-based global marketing and advertising company, underperformed as cost-cutting efforts led to a period of subdued revenue growth. We eliminated our position in the third quarter of 2017. The stock price of Ctrip.com, a Chinese provider of travel services, fell on the back of potentially negative implications from the Civil Aviation Administration of China’s proposed cross-selling regulations. Shares of Petrobras, an integrated oil and gas producer in Brazil, struggled in the first quarter of 2017 as oil supply outpaced market expectations and caused the

29

Hartford International Opportunities HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

price of oil to fall. We eliminated the Fund’s position in Petrobras in the second quarter of this year. Teva Pharmaceuticals (Healthcare) and Imperial Oil (Energy) were top absolute detractors during the period.

Top contributors to returns relative to the MSCI All Country World ex USA Index included Alibaba (Information Technology), Airbus (Industrials), and Unilever (Consumer Staples). Shares of Alibaba Group, a China-based internet and e-commerce company, contributed positively to benchmark-relative performance during the period after the company posted strong earnings ahead of consensus across multiple metrics. Shares of Airbus, a France-based company that manufactures and services aircrafts, rose through the combination of rising delivery volumes, falling research and development (R&D) and production costs, improvements in pricing on the A320neo, and benefits of a weaker Euro. Shares of Unilever, a Netherlands-based global consumer products company, rallied following management’s announcement of a strategic review which is expected to lead to an acceleration of value creation for shareholders. Samsung (Information Technology) and Tencent (Information Technology) were top absolute contributors during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

In general, we continue to have a constructive outlook on the economy as manufacturing and other economic indicators continue to strengthen across the globe. Inflation remains low as of the end of the reporting period, enabling central banks to maintain accommodative monetary policies, although we are monitoring signs of change. We are mindful of the risk that the yield curve could flatten, though we see no current signs that credit is deteriorating. The yield curve flattens when the spread decreases between short-term yields and long-term yields.

Europe is experiencing a strong manufacturing and employment environment. We continue to find what we consider to be attractive opportunities within the Financials and Industrials sectors.

In Asia, the Fund’s exposure to Japan is near neutral relative to the benchmark as of the end of the period, although we are looking at opportunities. The Japanese economy may be strong and rates could surprise to the upside, benefiting banks and insurance companies. Further, a strong global economic cycle may provide good opportunities for industrials names which are of interest to us.

In emerging Asia, the Fund is overweight China relative to the benchmark as of the end of the period. We believe the property market slowdown has bottomed and the economy should remain strong supporting demand for base Materials equities even though the market seems concerned. At the same time, China is rationalizing its steel production for environmental reasons, curtailing global supply, benefiting some of the Fund’s Materials holdings outside of China. Within China, we also own high quality Financials companies. We see an improving backdrop for banks in China as interest rates remain high, the credit environment for small-medium businesses gets better and excess capacity in the industrial economy declines. In addition to the Fund’s holdings in Financials, we also own platform information technology (IT) and consumer companies in China that we believe are changing customer habits and behavior.

Overall, our investment approach leads us to seek out companies which can improve or sustain return on invested capital (ROIC) to a degree that the market underestimates.

At the end of the period, relative to the MSCI All Country World ex USA Index, the Fund was most overweight Information Technology, Financials, and Industrials, and most underweight Materials, Energy, and Healthcare. On a regional basis, the Fund ended the period with an overweight to Europe. The Fund ended the period underweight Asia, including Japan, and Emerging Markets.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. Mid-cap securities can have greater risk and volatility than large-cap securities. The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs.

30

Hartford International Opportunities HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

Composition by Currency

as of December 31, 2017

Description	Percentage of Net Assets
Australian Dollar	0.4%
British Pound	8.4
Canadian Dollar	8.0
Euro	27.2
Hong Kong Dollar	7.0
Indian Rupee	3.1
Japanese Yen	17.1
Mexican Peso	0.6
South Korean Won	2.3
Swiss Franc	9.7
Taiwanese Dollar	3.4
United States Dollar	13.2
Other Assets & Liabilities	(0.4)

Total	100.0%

Composition by Sector

as of December 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.5%
Consumer Staples	8.7
Energy	4.0
Financials	25.8
Health Care	5.1
Industrials	14.5
Information Technology	15.2
Materials	3.0
Real Estate	3.9
Telecommunication Services	2.7
Utilities	2.9

Total	99.3%

Short-Term Investments	1.1
Other Assets & Liabilities	(0.4)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

31

Hartford MidCap HLS Fund (Unaudited) inception 07/14/1997

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	10 Years
MidCap IA	24.47%	17.13%	9.75%
MidCap IB	24.17%	16.84%	9.47%
S&P MidCap 400 Index	16.24%	15.01%	9.97%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2017, the total annual fund operating expense ratios for Class IA and Class IB were 0.70% and 0.95%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

Effective December 31, 2017, the Fund was closed to new qualified pension and retirement plans until further notice. For more information, please see the Fund’s prospectus.

32

Hartford MidCap HLS Fund

Manager Discussion

December 31, 2017 (Unaudited)

Portfolio Managers

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford MidCap HLS Fund returned 24.47% for the twelve-month period ended December 31, 2017, outperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 16.24% for the same period. During the same period, the Fund also outperformed the 24.23% average return of the Lipper Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose over the period. Early in the first quarter of 2017, the Trump rally rolled on with continued confidence in tax reform, deregulation, and infrastructure spending, despite concerns about stretched valuations and overly optimistic policy expectations. The U.S. Federal Reserve (Fed) increased rates for the third time in a decade, but the market did not flinch. Risk-on sentiment stalled in March after the Republicans’ failure to repeal and replace the Affordable Care Act cast a cloud over the Trump administration’s pro-growth agenda. The rally continued into the second quarter of 2017, despite plunging oil prices, heightened political risk, and a rate increase from the Fed. In a well-telegraphed move, the Fed increased policy rates by another 0.25% in June. Volatility ticked up in June as investors gravitated back to the reflation trade (i.e., investing in assets that may be expected to benefit from rising economic growth and inflation), triggering rotations out of momentum and growth plays and into cyclical and value pockets of the market.

Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the S&P 500 Index to a series of new highs during the third quarter of 2017. In a widely anticipated move, the Fed announced that its balance sheet normalization program (i.e., a process of shrinking the Fed’s balance sheet) would begin in October, reiterating that the process would be gradual and predictable. Through the fourth quarter of 2017, low unemployment rates, robust corporate earnings, and strong consumer and business spending contributed to positive market sentiment. Tax reform was a key area of focus at the end of the period, culminating with a $1.5 trillion tax reform bill signed into law by President Donald Trump at the end of December. In a widely anticipated move, the Fed raised the benchmark federal funds rate by 0.25%, to a range of 1.25% to

1.50%, citing labor market strength and a solid rate of economic growth. Jerome Powell’s nomination as the chair of the Fed provided markets with reasonable assurance that current central bank policies would be maintained in the near term.

Equity returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. Within the S&P MidCap 400 Index, nine of eleven sectors posted positive returns during the period. The Information Technology (+25%), Industrials (+24%), and Healthcare (+23%) sectors posted the highest returns while the Telecommunication Services (-40%) and Energy (-16%) sectors lagged on a relative basis.

The Fund’s outperformance relative to the S&P MidCap 400 Index during the period was driven by strong security selection. Security selection in the Healthcare, Information Technology, and Financials sectors contributed positively, which more than offset weaker selection in Industrials and Consumer Discretionary. Sector allocation, a result of the bottom-up security selection process, also contributed positively to relative returns over the period. An underweight to the Real Estate sector and overweight to Information Technology sector contributed positively to relative returns, which more than offset negative performance from underweights to Energy, Consumer Discretionary, and Materials sectors.

Top contributors to performance relative to the S&P MidCap 400 Index during the period were Sage Therapeutics (Healthcare), Puma Biotechnology (Healthcare), and TransUnion (Industrials). Shares of Sage Therapeutics, a U.S.-based biopharmaceutical company, rose after the company announced positive mid-stage trial results for its moderate-to-severe major depressive disorder (MDD) treatment. Shares of Puma Biotechnology, a U.S.-based pharmaceutical company, rose after the Federal Drug Administration (FDA) approved the company’s breast cancer drug, Nerlynx. The Fund exited its position in the company toward the end of the period. Shares of TransUnion, a U.S.-based credit reporting company, outperformed during the period due to experiencing broad strength across verticals and geographies driven by new product and end markets for their data and analytic assets. NVR (Consumer Discretionary) and Bluebird Bio (Healthcare) were also top absolute contributors over the period.

33

Hartford MidCap HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

Top detractors from performance relative to the S&P MidCap 400 Index during the period were Advance Auto Parts (Consumer Discretionary), TESARO (Healthcare), and Ultragenyx Pharmaceutical (Healthcare). Advance Auto Parts, a U.S.-based automotive parts supplier, underperformed during the period driven in part by disappointing operating results and same-store sales being negatively impacted by a mild winter. TESARO, a U.S.-based pharmaceutical company, fell as the company struggled to find a potential buyer, dampening the potential of a bidding war. Shares of Ultragenyx Pharmaceutical, a U.S.-based biotechnology company, fell after announcing disappointing results for a late-stage trial. QEP Resources (Energy) was a top absolute detractor over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The Fund’s portfolio is not designed around particular macroeconomic or political outcomes. We continue to believe that the U.S. economy remains on a solid footing and provides a good environment for our approach, which is focused on U.S. mid-cap market leading companies. Uncertainties and risks related to Washington politics as well as potential international developments (North Korea, Iran) could possibly increase market volatility.

As a result of our bottom-up, company specific process based on FVE (fundamentals, valuation, and expectations), the Fund ended the period overweight the Information Technology, Healthcare, and Industrials sectors. The Fund’s largest underweight at the end of the period was to the Real Estate sector, and more specifically real estate investment trusts (REITs), which we continued to find unattractive, on a relative basis.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors.

Composition by Sector

as of December 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.0%
Consumer Staples	0.7
Energy	2.2
Financials	15.9
Health Care	16.7
Industrials	21.7
Information Technology	31.4
Materials	3.1
Real Estate	0.2
Utilities	1.9

Total	99.8%

Short-Term Investments	0.5
Other Assets & Liabilities	(0.3)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

34

Hartford MidCap Value HLS Fund (Unaudited) inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	10 Years
MidCap Value IA	13.47%	13.01%	8.51%
MidCap Value IB	13.18%	12.73%	8.24%
Russell 2500 Value Index	10.36%	13.27%	8.82%
Russell MidCap Value Index	13.34%	14.68%	9.10%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.

Russell MidCap Value Index (reflects no deduction for fees, expenses or taxes) measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2017, the total annual fund operating expense ratios for Class IA and Class IB were 0.86% and 1.11%,

respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

Effective December 31, 2017, the Fund was closed to new qualified pension and retirement plans until further notice. For more information, please see the Fund’s prospectus.

35

Hartford MidCap Value HLS Fund

Manager Discussion

December 31, 2017 (Unaudited)

Portfolio Managers

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Gregory J. Garabedian

Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford MidCap Value HLS Fund returned 13.47% for the twelve-month period ended December 31, 2017, outperforming the Fund’s benchmark, the Russell 2500 Value Index, which returned 10.36% for the same period, and the Fund’s other benchmark, the Russell MidCap Value Index, which returned 13.34% for the same period. During the same period, the Fund underperformed the 16.25% average return of the Lipper Mid-Cap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose over the period. Early in the first quarter of 2017, the Trump rally rolled on with continued confidence in tax reform, deregulation, and infrastructure spending, despite concerns about stretched valuations and overly optimistic policy expectations. The U.S. Federal Reserve (Fed) increased rates for the third time in a decade, but the market did not flinch. Risk-on sentiment stalled in March after the Republicans’ failure to repeal and replace the Affordable Care Act cast a cloud over the Trump administration’s pro-growth agenda. The rally continued into the second quarter of 2017, despite plunging oil prices, heightened political risk, and a rate increase from the Fed. In a well-telegraphed move, the Fed increased policy rates by another 0.25% in June. Volatility ticked up in June as investors gravitated back to the reflation trade (i.e., investing in assets that may be expected to benefit from rising economic growth and inflation), triggering rotations out of momentum and growth plays and into cyclical and value pockets of the market.

Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the S&P 500 Index to a series of new highs during the third quarter of 2017. In a widely anticipated move, the Fed announced that its balance sheet normalization program (i.e., a process of shrinking the Fed’s balance sheet) would begin in October, reiterating that the process would be gradual and predictable. Through the fourth quarter of 2017, low unemployment rates, robust corporate earnings, and strong consumer and business spending contributed to positive market sentiment. Tax reform was a key area of focus at the end of the period, culminating with a $1.5 trillion tax reform bill signed into law by President Donald Trump at the end of December. In a widely anticipated move, the Fed raised the benchmark federal funds rate by 0.25%, to a range of 1.25% to 1.50%, citing labor market strength and a solid rate of economic growth. Jerome Powell’s nomination as the chair of the Fed provided markets with reasonable assurance that current central bank policies would be maintained in the near term.

Equity returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. Within the Russell 2500 Value Index, nine out of eleven sectors posted positive returns during the twelve-month period. The Materials (+23%), Industrials (+19%), and Information Technology (+18%) sectors performed the best while the Telecommunication Services (-33%) and Energy (-15%) sectors fell over the period.

The Fund’s outperformance relative to the Russell 2500 Value Index was largely driven by security selection. Stock selection within the Materials, Financials, and Telecommunication Services sectors were the primary contributors to relative performance, which more than offset negative stock selection within Healthcare and Information Technology. Sector allocation, a result of the bottom-up security selection process, also contributed positively to relative results over the period, primarily due to overweight allocations to Information Technology and Materials. An overweight to Telecommunication Services and underweight to Consumer Discretionary detracted from benchmark-relative performance over the period.

The top contributors to absolute returns and returns relative to the Russell 2500 Value Index during the period were Westlake Chemicals (Materials), D.R. Horton (Consumer Discretionary), and Comerica (Financials). Shares of U.S.-based international manufacturer and supplier of petrochemicals, polymers and fabricated building products, Westlake Chemicals, rose as operating rates in Westlake’s chlorine business hit a four year high earlier in 2017. Demand in vinyl products increased and pricing improved as a result of improved industry dynamics and supply tightening over the trailing one-year period. The effects of Hurricane Harvey also proved to increase demand for Westlake’s products. D.R. Horton, a U.S.-based homebuilder, saw its share prices increase during the period as the U.S. housing market continued to grow and announced that it

36

Hartford MidCap Value HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

was acquiring a majority stake in another real estate company, Forestar Group, which investors viewed as positive. Comerica, a U.S.-based financial services company, was one of the best performing bank equities in 2016 and its momentum carried into 2017. The stock price of the bank, a lender with a large concentration of oil and gas loans, continued to rise during the year, particularly in the second half of 2017 as energy prices moved higher during this time.

Top relative detractors from returns relative to the Russell 2500 Value Index included QEP Resources (Energy), Envision Healthcare (Healthcare), and Acacia Communication (Information Technology). Shares of QEP Resources, a U.S.-based natural gas supplier, fell as production was flat during the second quarter of 2017 and higher-margin oil output declined. We exited our position during the period. The stock price of Envision Healthcare, a U.S.-based medical holding company, slipped following a negative media report on the company focused on out-of-network billing practices for Emergency Room care, which investors punished the stock for. Acacia Communication, a U.S.-based optical component manufacturer, saw its share price decline over the period in the midst of a larger sell off in the industry stemming from concerns over slowing near-term demand out of China. Newfield Exploration (Energy) was a top absolute detractor from performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We are more confident in the outlook for economic growth than we have been in some time. A synchronized global growth acceleration was already underway before the passage of tax reform in the U.S. Our macro group projects domestic gross domestic product (GDP) growth of 2.7% in 2018, but we think something north of 3% seems achievable. We expect some lift in consumer spending from tax savings and higher wages, acceleration in capital spending from 100% expensing and higher corporate earnings, and some benefit from deregulation, repatriated foreign earnings and possible infrastructure spending. Tighter labor markets, a lower dollar and higher commodity prices argue for some upward pressure on inflation and may keep the Fed in tightening mode. We think it should all add up to a good environment for cyclical equities (equity securities whose prices are particularly sensitive to fluctuations in business cycles), which we ended the period overweight relative to the Russell 2500 Value Index, and for domestic small-cap and mid-cap equities.

The Fund ended the year most overweight Information Technology, Industrials, and Materials, and most underweight the Real Estate, Consumer Discretionary, and Utilities sectors, relative to the Russell 2500 Value Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of December 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.2%
Consumer Staples	2.3
Energy	7.4
Financials	23.0
Health Care	4.0
Industrials	18.9
Information Technology	14.2
Materials	8.5
Real Estate	8.2
Telecommunication Services	1.3
Utilities	4.9

Total	98.9%

Short-Term Investments	1.2
Other Assets & Liabilities	(0.1)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

37

Hartford Small Cap Growth HLS Fund (Unaudited) inception 05/02/1994

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	10 Years
Small Cap Growth IA	20.07%	15.52%	10.98%
Small Cap Growth IB	19.75%	15.23%	10.70%
Russell 2000 Growth Index	22.17%	15.21%	9.19%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2017, the total annual fund operating expense ratios for Class IA and Class IB were 0.66% and 0.91%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

Performance information through July 21, 2010 represents performance of the Fund’s previous additional sub-adviser, Hartford Investment Management Company (“HIMCO”). As of July 21, 2010, HIMCO no longer serves as an additional sub-adviser to the Fund.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Effective March 6, 2015, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

38

Hartford Small Cap Growth HLS Fund

Manager Discussion

December 31, 2017 (Unaudited)

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Senior Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Douglas W. McLane, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Small Cap Growth HLS Fund returned 20.07% for the twelve-month period ended December 31, 2017, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 22.17%. For the same period, the Fund also underperformed the 22.63% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose over the period. Early in the first quarter of 2017, the Trump rally rolled on with continued confidence in tax reform, deregulation, and infrastructure spending, despite concerns about stretched valuations and overly optimistic policy expectations. The U.S. Federal Reserve (Fed) increased rates for the third time in a decade, but the market did not flinch. Risk-on sentiment stalled in March after the Republicans’ failure to repeal and replace the Affordable Care Act cast a cloud over the Trump administration’s pro-growth agenda. The rally continued into the second quarter of 2017, despite plunging oil prices, heightened political risk, and a rate increase from the Fed. In a well-telegraphed move, the Fed increased policy rates by another 0.25% in June. Volatility ticked up in June as investors gravitated back to the reflation trade (i.e., investing in assets that may be expected to benefit from rising economic growth and inflation), triggering rotations out of momentum and growth plays and into cyclical and value pockets of the market.

Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the S&P 500 Index to a series of new highs during the third quarter of 2017. In a widely anticipated move, the Fed announced that its balance sheet normalization program (i.e., a process of shrinking the Fed’s balance sheet) would begin in October, reiterating that the process would be gradual and predictable. Through the fourth quarter of 2017, low unemployment rates, robust corporate earnings, and strong consumer and business spending contributed to positive market sentiment. Tax reform was a key area of focus at the end of the period, culminating with a $1.5 trillion tax reform bill signed into law by President Donald Trump at the end of December. In a widely anticipated move, the Fed raised the benchmark federal funds rate by 0.25%, to a range of 1.25% to 1.50%, citing labor market strength and a solid rate of economic growth. Jerome Powell’s nomination as the chair of the Fed provided markets with reasonable assurance that current central bank policies would be maintained in the near term.

Equity returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. Ten of the eleven sectors in the Russell 2000 Growth Index had positive returns during the period. Healthcare (+37%), Telecommunication Services (+36%), and Materials (+22%) performed best, while Energy (-24%) lagged the broader index.

Sector allocation, which is a result of our bottom-up security selection process, was the primary detractor from results relative to the Russell 2000 Growth Index. Overweights to Energy and Financials sectors detracted most from benchmark-relative performance, while an overweight to Consumer Discretionary contributed positively. Security selection modestly detracted from the Fund’s performance relative to the Russell 2000 Growth Index. Selection was weakest within the Healthcare and Financials sectors, which was partially offset by stronger selection within the Consumer Discretionary and Industrials sectors.

39

Hartford Small Cap Growth HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

The top relative detractors from performance over the period were Nektar Therapeutics (Healthcare), Kite Pharma (Healthcare), and Cardtronics PLC (Information Technology). Nektar Therapeutics, a U.S.-based pharmaceutical company, saw its share price rise sharply after it presented an accelerated FDA approval timeline for its pain-relieving drug and presented positive early-state test results for its solid-tumor cancer drug. Not owning this benchmark-constituent for most of the period detracted from relative results. Not owning Kite Pharma, a biopharmaceutical company focused on cancer immunotherapy treatments, detracted from performance as shares rose after the announcement that the company will be acquired by Gilead Sciences. Shares of Cardtronics, a provider of automated financial services kiosks, underperformed as the firm reported a disappointing first quarter as a software transition and exit from the 7-Eleven relationship hit same-store-sales and earnings more sharply than anticipated. We exited our position toward the end of the period. FivePrime Therapeutics (Healthcare) and Coherus Biosciences (Healthcare) were among the top detractors from absolute performance over the period.

TopBuild (Consumer Discretionary), Wayfair (Consumer Discretionary), and Rogers Corp (Information Technology) were the top contributors to absolute returns and returns relative to the Russell 2000 Growth Index over the period. The stock price of TopBuild Corp, a U.S.-based insulation installer, rose as the stock was expected to benefit from positive U.S. housing industry trends. Another top contributor to relative performance was Wayfair, a U.S.-based online home furnishings specialist. The stock was up after reporting significant revenue increases in the first quarter of 2017 and better than expected second quarter guidance. Shares of Rogers Corp, a maker of specialty advanced materials, including printed circuit materials, high-end specialty foams used in smartphones, tablets, and electric vehicles, rose as the company announced a very strong first quarter and provided guidance for the second quarter above consensus expectations.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

With the significant changes to tax law, we believe corporate profits are set to rise materially in 2018. It is likely that some of these tax savings are competed away or reinvested in the business for various reasons including employee retention, competitive pricing or marketing support. In the near term, we believe some of the windfalls will fall to the bottom line but we expect to spend more time this year researching the sustainability of margins and changes to the competitive intensity as some of the improved profitability may be eroded.

We believe the U.S. economy appears healthy and is growing at a good pace. We continue to find what we consider to be attractively valued equities with the characteristics we seek. We remain consistent in adhering to our disciplined portfolio construction process.

As a result of bottom-up stock selection, the Fund’s top overweights at the end of the period were to the Consumer Discretionary, Information Technology, and Consumer Staples sectors. Industrials, Materials, and Utilities represented the largest underweights relative to the Russell 2000 Growth Index at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of December 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.1%
Consumer Staples	3.3
Energy	1.5
Financials	5.8
Health Care	23.4
Industrials	17.3
Information Technology	24.3
Materials	4.1
Real Estate	3.2
Telecommunication Services	0.7
Utilities	0.3

Total	99.0%

Short-Term Investments	0.7
Other Assets & Liabilities	0.3

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

40

Hartford Small Company HLS Fund (Unaudited) inception 08/09/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	10 Years
Small Company IA	26.36%	12.84%	6.90%
Small Company IB	26.05%	12.56%	6.64%
Russell 2000 Growth Index	22.17%	15.21%	9.19%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2017, the total annual fund operating expense ratios for Class IA and Class IB were 0.75% and 1.00%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

Performance information through July 21, 2010 represents performance of the Fund’s previous additional sub-adviser, Hartford Investment Management Company (“HIMCO”). As of July 21, 2010, HIMCO no longer serves as an additional sub-adviser to the Fund.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Effective June 26, 2015, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

41

Hartford Small Company HLS Fund

Manager Discussion

December 31, 2017 (Unaudited)

Portfolio Managers

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Small Company HLS Fund returned 26.36% for the twelve-month period ended December 31, 2017, outperforming the Fund’s benchmark, the Russell 2000 Growth Index which returned 22.17% for the same period. During the same period, the Fund also outperformed the 22.63% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose over the period. Early in the first quarter of 2017, the Trump rally rolled on with continued confidence in tax reform, deregulation, and infrastructure spending, despite concerns about stretched valuations and overly optimistic policy expectations. The U.S. Federal Reserve (Fed) increased rates for the third time in a decade, but the market did not flinch. Risk-on sentiment stalled in March after the Republicans’ failure to repeal and replace the Affordable Care Act cast a cloud over the Trump administration’s pro-growth agenda. The rally continued into the second quarter of 2017, despite plunging oil prices, heightened political risk, and a rate increase from the Fed. In a well-telegraphed move, the Fed increased policy rates by another 0.25% in June. Volatility ticked up in June as investors gravitated back to the reflation trade (i.e., investing in assets that may be expected to benefit from rising economic growth and inflation), triggering rotations out of momentum and growth plays and into cyclical and value pockets of the market.

Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the S&P 500 Index to a series of new highs during the third quarter of 2017. In a widely anticipated move, the Fed announced that its balance sheet normalization program (i.e., a process of shrinking the Fed’s balance sheet) would begin in October, reiterating that the process would be gradual and predictable. Through the fourth quarter of 2017, low unemployment rates, robust corporate earnings, and strong consumer and business spending contributed to positive market sentiment. Tax reform was a key area of focus at the end of the period, culminating with a $1.5 trillion tax reform bill signed into law by President Donald Trump at the end of December. In a widely anticipated move, the Fed raised the benchmark federal funds rate by 0.25%, to a range of 1.25% to

1.50%, citing labor market strength and a solid rate of economic growth. Jerome Powell’s nomination as the chair of the Fed provided markets with reasonable assurance that current central bank policies would be maintained in the near term.

Equity returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. Ten of the eleven sectors in the Russell 2000 Growth Index had positive returns during the period. Healthcare (+37%), Telecommunication Services (+36%), and Materials (+22%) performed the best, while Energy (-24%) was the only sector that fell.

Stock selection was the main driver of outperformance relative to the Russell 2000 Growth Index, primarily due to selection within the Information Technology, Consumer Discretionary, Consumer Staples, and Healthcare sectors. This was partially offset by weaker selection in the Financials and Industrials sectors, which detracted from performance. Sector allocation, which is the result of bottom-up stock selection, detracted from relative returns, primarily due to an underweight to Healthcare and an overweight to the Energy sector. This more than offset positive performance from an underweight allocation to Consumer Staples.

Top contributors to absolute returns and performance relative to the Russell 2000 Growth Index during the period included Align Technology (Healthcare), Tower Semiconductor (Information Technology), and Insulet (Healthcare). The stock price of Align Technology, a U.S.-based medical device company most known for its “Invisalign” braces, rose during the period after it announced revenues and earnings that beat market expectations driven by increased growth of the Invisalign product. Tower Semiconductor, an Israeli-based manufacturer of analog chips, saw its share price rise during the period after posting strong financial revenues and earnings and announcing solid order results in May. The business has achieved high returns on invested capital and strong cash flows as it continues to purchase, integrate, and scale low utilization foundries. The company also benefited from exposure to a number of fast growing end markets including electric vehicle battery management and augmented reality/virtual reality technologies. Insulet, a U.S.-based medical devices company that manufactures differentiated

42

Hartford Small Company HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

insulin infusion systems, saw its share price rise over the year as investors appreciated the company’s attractive growth of its businesses inside and outside the U.S. We believe that the company’s unique pod-based slow release technology creates an attractive barrier to entry protecting its growth prospects.

Top detractors from performance relative to the Russell 2000 Growth Index during the period included Nektar Therapeutics (Healthcare), Kite Pharma (Healthcare), and Academy CoInvest (Consumer Discretionary). Nektar Therapeutics, a U.S.-based pharmaceutical company, saw its share price rise sharply after it presented an accelerated FDA approval timeline for its pain-relieving drug and presented positive early-state test results for its solid-tumor cancer drug. Not owning this benchmark-constituent for most of the period detracted from relative results. The share price of Kite Pharma, a U.S.-based clinical-stage biopharmaceutical company, rose during the period after it was announced that the company had accepted a buyout offer from Gilead Sciences, another biotechnology company. Not owning the stock detracted from relative results. The fair valuation of private placement Academy CoInvest, which owns Academy Sports Store, a retailer of sports and recreational products, fell due to declines in its earnings and difficult conditions faced by sports retailers in general. FivePrime Therapeutics (Healthcare) and WPX Energy (Energy) were top detractors from absolute performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

As we look ahead into 2018, we expect the U.S. economy to grow further as we progress through the later stages of the economic cycle. Tax reform and reduced regulation may meaningfully accelerate both gross domestic product (GDP) and corporate earnings growth. In an environment of already low unemployment, tight supply, and rising demand, we believe conditions have aligned to support a typical economic crescendo in the coming years. Despite geopolitical turbulence, we remain constructive on equity markets as we believe global growth prospects remain strong. The main risks we see to our base case are political in nature and include tensions with North Korea and an ineffective Trump administration. However, most sustained market corrections are correlated with economic recessions, and we do not see any major signs of an imminent economic downturn in the U.S. Over the year, we trimmed the Fund’s Information Technology overweight. Many of these positions appreciated meaningfully over the year and now offer less attractive upside to downside ratios. These sales funded purchases in some of the more traditional cyclical sectors yielding a more balanced portfolio, which we believe is well positioned to outperform in the year to come.

As a result of our bottom-up, stock-by-stock investment decisions, the Fund ended the period most overweight the Consumer Discretionary, Information Technology, and Consumer Staples sectors relative to the Russell 2000 Growth Index. The Fund ended the year most underweight the Healthcare, Materials, and Telecommunication Services sectors, relative to the Russell 2000 Growth Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of December 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	18.7%
Consumer Staples	3.9
Energy	1.4
Financials	7.2
Health Care	17.2
Industrials	17.4
Information Technology	27.0
Materials	2.8
Real Estate	3.4

Total	99.0%

Short-Term Investments	1.1
Other Assets & Liabilities	(0.1)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

43

Hartford Small/Mid Cap Equity HLS Fund (Unaudited) inception 05/01/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	10 Years
Small/Mid Cap Equity IA	14.43%	12.94%	7.61%
Small/Mid Cap Equity IB	13.94%	12.64%	7.33%
Russell 2500 Index	16.81%	14.33%	9.22%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information through June 4, 2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of June 4, 2012, HIMCO no longer served as the sub-adviser to the Fund.

Includes the Fund’s performance when it invested, prior to February 1, 2010, at least 80% of its assets in common stocks of mid-capitalization companies.

Class IB shares commenced on March 31, 2008. Class IB shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB shares performance.

Russell 2500 Index (reflects no deduction for fees, expenses or taxes) measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2,500 of the smallest securities based on a combination of their market capitalization and current index membership.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2017, the total annual fund operating expense ratios for Class IA and Class IB were 0.94% and 1.19%, respectively. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

Effective December 31, 2017, the Fund was closed to new qualified pension and retirement plans until further notice. For more information, please see the Fund’s prospectus.

44

Hartford Small/Mid Cap Equity HLS Fund

Manager Discussion

December 31, 2017 (Unaudited)

Portfolio Manager

David J. Elliott, CFA

Senior Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Small/Mid Cap Equity HLS Fund returned 14.43% for the twelve-month period ended December 31, 2017, underperforming the Fund’s benchmark, the Russell 2500 Index, which returned 16.81%. For the same period, the Fund outperformed the 12.70% average return of the Lipper Small-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose over the period. Early in the first quarter of 2017, the Trump rally rolled on with continued confidence in tax reform, deregulation, and infrastructure spending, despite concerns about stretched valuations and overly optimistic policy expectations. The U.S. Federal Reserve (Fed) increased rates for the third time in a decade, but the market did not flinch. Risk-on sentiment stalled in March after the Republicans’ failure to repeal and replace the Affordable Care Act cast a cloud over the Trump administration’s pro-growth agenda. The rally continued into the second quarter of 2017, despite plunging oil prices, heightened political risk, and a rate increase from the Fed. In a well-telegraphed move, the Fed increased policy rates by another 0.25% in June. Volatility ticked up in June as investors gravitated back to the reflation trade (i.e., investing in assets that may be expected to benefit from rising economic growth and inflation), triggering rotations out of momentum and growth plays and into cyclical and value pockets of the market.

Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the S&P 500 Index to a series of new highs during the third quarter of 2017. In a widely anticipated move, the Fed announced that its balance sheet normalization program (i.e., a process of shrinking the Fed’s balance sheet) would begin in October, reiterating that the process would be gradual and predictable. Through the fourth quarter of 2017, low unemployment rates, robust corporate earnings, and strong consumer and business spending contributed to positive market sentiment. Tax reform was a key area of focus at the end of the period, culminating with a $1.5 trillion tax reform bill signed into law by President Donald Trump at the end of December. In a widely anticipated move, the Fed raised the benchmark federal funds rate by 0.25%, to a range of 1.25% to 1.50%, citing labor market strength and a solid rate of economic growth. Jerome Powell’s nomination as the chair of the Fed provided markets with reasonable assurance that current central bank policies would be maintained in the near term.

Equity returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. Nine of the eleven sectors in the Russell 2500 Index posted positive absolute returns during the period. Healthcare (+29%), Information Technology (+25%), and Materials (+23%) rose the most, while Energy (-17%) and Telecommunication Services (-4%) posted negative returns.

The Fund’s underperformance relative to the Russell 2500 Index was driven by weak stock selection, particularly in the Real Estate, Consumer Discretionary, and Financials sectors. This was partially offset by stronger selection in Consumer Staples and Energy. Sector allocation, a product of our quantitative stock-selection process, also detracted from relative returns during the period. An overweight to Consumer Staples and an overweight to Energy in the first half of the year detracted most from benchmark-relative performance, more than offsetting the positive impact from the Fund’s overweight to Healthcare.

The largest detractors from performance relative to the Russell 2500 Index during the period were Mack-Cali Realty (Real Estate), Brixmor Property (Real Estate), and Popular (Financials). Mack-Cali Realty, which owns and operates office properties in the Northeast, detracted as management aggressively pursued acquisitions of office assets by taking on excess leverage and lowered their guidance due to light leasing. Brixmor Property, which owns and operates shopping malls, was down as asset sales negatively impacted growth and retail bankruptcies affected occupancy. Popular, which is a regional bank in Puerto Rico, declined due to losses and increased expenses from the hurricanes. DDR Corp (Real Estate) and Foot Locker (Consumer Discretionary) were among the top absolute detractors during the period.

The largest contributors to absolute performance and performance relative to the Russell 2500 Index during the period were Arista (Information Technology), Scientific Games (Consumer Discretionary), and Teradyne (Information Technology). Shares of Arista, a U.S.-based data center switching company, rose during the period as the company continues to benefit from the shifting of workloads to the cloud. Scientific Games, a leading supplier of services, technology systems and products to the lottery and gaming industries, rose in price as the new CEO integrated two acquisitions with significant synergies and improved growth. Shares of Teradyne, which designs and develops automatic test equipment, rallied as the company continues to execute well with both revenue growth (new

45

Hartford Small/Mid Cap Equity HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

products and serviceable available market expansion) and cost management initiatives.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We seek to add value by utilizing Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. We focus on stock selection as the key driver of returns and use quantitative portfolio optimization techniques to seek to minimize unintended and uncompensated risks. Based on our quantitative models, the Fund ended the period most overweight to the Consumer Discretionary, Consumer Staples, and Healthcare sectors and most underweight to the Materials, Information Technology, and Financials sectors, relative to the Russell 2500 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs.

Composition by Sector

as of December 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.7%
Consumer Staples	4.4
Energy	4.5
Financials	14.6
Health Care	12.5
Industrials	16.4
Information Technology	13.9
Materials	3.6
Real Estate	9.3
Telecommunication Services	1.5
Utilities	3.9

Total	99.3%

Short-Term Investments	0.6
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

46

Hartford Stock HLS Fund (Unaudited) inception 08/31/1977

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	10 Years
Stock IA	19.85%	14.25%	7.37%
Stock IB	19.54%	13.97%	7.10%
Russell 1000 Index	21.69%	15.71%	8.59%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2017, the total annual fund operating expense ratios for Class IA and Class IB were 0.52% and 0.77%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

Effective December 31, 2017, the Fund was closed to new qualified pension and retirement plans until further notice. For more information, please see the Fund’s prospectus.

47

Hartford Stock HLS Fund

Manager Discussion

December 31, 2017 (Unaudited)

Portfolio Manager

Donald J. Kilbride

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Stock HLS Fund returned 19.85% for the twelve-month period ended December 31, 2017, underperforming the Russell 1000 Index, which returned 21.69% for the same period. During the same period, the Fund also underperformed the 20.86% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose over the period. Early in the first quarter of 2017, the Trump rally rolled on with continued confidence in tax reform, deregulation, and infrastructure spending, despite concerns about stretched valuations and overly optimistic policy expectations. The Federal Reserve (Fed) increased rates for the third time in a decade, but the market did not flinch. Risk-on sentiment stalled in March after the Republicans’ failure to repeal and replace the Affordable Care Act cast a cloud over the Trump administration’s pro-growth agenda. The rally continued into the second quarter of 2017, despite plunging oil prices, heightened political risk, and a rate increase from the Fed. In a well-telegraphed move, the Fed increased policy rates by another 0.25% in June. Volatility ticked up in June as investors gravitated back to the reflation trade (i.e., investing in assets that may be expected to benefit from rising economic growth and inflation), triggering rotations out of momentum and growth plays and into cyclical and value pockets of the market.

Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the S&P 500 Index to a series of new highs during the third quarter of 2017. In a widely anticipated move, the Fed announced that its balance sheet normalization program (i.e., a process of shrinking the Fed’s balance sheet) would begin in October, reiterating that the process would be gradual and predictable. Through the fourth quarter of 2017, low unemployment rates, robust corporate earnings, and strong consumer and business spending contributed positively to market sentiment. Tax reform was a key area of focus at the end of the period, culminating with a $1.5 trillion tax reform bill signed into law by President Donald Trump at the end of December. In a widely anticipated move, the Fed raised the benchmark federal funds rate by 0.25%, to a range of 1.25% to 1.50%, citing labor market strength and a solid rate of economic growth. Jerome Powell’s nomination as the chair of the Fed provided markets with reasonable assurance that current central bank policies would be maintained in the near term.

During the period, returns varied by market-cap, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. During the twelve-month period, 9 of the eleven sectors within the Russell 1000 Index rose, led by Information Technology (+38%), Materials (+24%), and Consumer Discretionary (+23%). Energy (-1%) and Telecommunication Services (-1%) lagged on a relative basis.

The Fund’s underperformance versus the Russell 1000 Index was primarily driven by poor security selection within the Healthcare, Consumer Discretionary, and Energy sectors, which was partially offset by stronger selection within the Industrials and Financials sectors. Sector allocation, a residual of the bottom-up stock selection process, contributed positively to benchmark-relative returns, due primarily to an underweight allocation to Energy and not holding any Telecommunication Services equities. This was partially offset by an underweight to the Information Technology sector, which detracted from relative performance.

Stocks that detracted the most from performance relative to the Russell 1000 Index during the period were Apple (Information Technology), Cardinal Health (Healthcare), and Schlumberger (Energy). Shares of Apple, a U.S.-based manufacturer of mobile devices and distributor of digital content, rose during the period on rising expectations for the iPhone 8 release and a more favorable political backdrop for U.S.-based global technology companies. Not owning a position in the benchmark constituent detracted from benchmark-relative performance. Shares of Cardinal Health, a U.S.-based distributor of pharmaceuticals, fell after the company lowered their fiscal year revenue and earnings per share estimates. Shares of Schlumberger, a U.S.-based provider of oil and natural gas equipment and services, fell during the period due to the price of crude oil falling. Academy CoInvest LLC (Consumer Discretionary) and Walgreens (Consumer Staples) were top absolute detractors from performance during the period.

Top contributors to performance relative to the Russell 1000 Index during the period included General Electric (Industrials), Diageo (Consumer Staples), and Visa (Information Technology). Not holding benchmark constituent General Electric, a U.S.-based multinational conglomerate operating in the Technology infrastructure, capital finance, and consumer and industrial products industries, during the period contributed positively to relative performance after its stock price fell on disappointing fourth-quarter earnings reported in 2017 and several executive leadership changes. The shares of Diageo, a British-based alcoholic beverages company, rose during the period

48

Hartford Stock HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

as it reported strong fiscal year results with revenue and profits that beat the expectations of investors. The stock price of Visa, a U.S.-based credit card and payments company, rose during the period after the company reported better than expected revenues and earnings driven by its Visa Europe business and continued growth in payments, cross border volume, and processed transactions. Microsoft (Information Technology) and Nike (Consumer Discretionary) were top absolute contributors to performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Overall, as has been the case for much of the last few years, we remain highly cautious in our investment posture. We continue to seek to invest in companies where we have high confidence in long-term dividend growth. We believe a long-term outlook characterized by patience and low turnover is our best recipe for managing the Fund.

At the end of the period, the Fund’s bottom-up investment approach resulted in overweight exposures to the Consumer Staples, Industrials, and Healthcare sectors, relative to the Russell 1000 Index. The Fund’s largest underweights relative to the Russell 1000 Index were to the Information Technology, Utilities, and Financials sectors, at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”).

Composition by Sector

as of December 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.2%
Consumer Staples	16.7
Energy	4.4
Financials	12.1
Health Care	14.9
Industrials	18.5
Information Technology	10.3
Materials	4.0
Real Estate	4.5

Total	98.6%

Short-Term Investments	1.7
Other Assets & Liabilities	(0.3)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

49

Hartford Total Return Bond HLS Fund (Unaudited) inception 08/31/1977

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	10 Years
Total Return Bond IA	5.16%	2.67%	4.13%
Total Return Bond IB	4.80%	2.40%	3.87%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information through March 5, 2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of March 5, 2012, HIMCO no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities from the Bloomberg Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2017, the total annual fund operating expense ratios for Class IA and Class IB were 0.52% and 0.77%, respectively. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

Effective December 31, 2017, the Fund was closed to new qualified pension and retirement plans until further notice. For more information, please see the Fund’s prospectus.

50

Hartford Total Return Bond HLS Fund

Manager Discussion

December 31, 2017 (Unaudited)

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Total Return Bond HLS Fund returned 5.16% for the twelve-month period ended December 31, 2017, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% for the same period. During the same period, the Fund also outperformed the 3.66% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets generated solid gains as measured by the Bloomberg Barclays Global Aggregate Index. Escalating geopolitical tensions and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by a number of central banks ending quantitative easing. In the United States (U.S.), political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the United Kingdom (U.K.) presented potential sources of volatility, but proved benign in the aftermath. Despite concerns about prospects for retailers, particularly in the U.S., generally solid corporate earnings, strong global economic data, and continued demand for yield-producing assets supported credit markets and credit spreads tightened. Throughout the year, most developed market currencies strengthened versus the U.S. dollar (USD) as political uncertainty and continued skepticism about the U.S. Federal Reserve’s (Fed) projected rate-hiking path weighed on the currency, though the U.S. dollar recovered a bit during the fourth quarter of 2017.

Monetary policy continued on an incrementally more hawkish path throughout the year. (“Hawkish” generally describes a monetary policy that favors higher interest rates to mitigate the risk of inflation.) The Fed announced it would begin tapering its asset purchases in October 2017. The Fed increased rates three times in 2017 and also projected an additional three increases in 2018. At its October meeting, the European Central Bank (ECB) announced a reduction in its monthly asset purchases to €30 billion from €60 billion beginning in January 2018, but extended the purchase program through September 2018. Strong growth and inflation data prompted the Bank of Canada to increase rates for the first time in seven years while the Bank of England (BoE) increased interest rates for the first time in ten years; however the BoE’s press conference tilted dovish, noting that future rate increases would depend on the stability of the transition of the U.K.’s exit from the E.U. (Brexit). (“Dovish” describes a monetary policy that favors lower interest rates to encourage economic growth.)

Developed markets’ government yields ended mixed over the period as improving global economic data were balanced by subdued inflation. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while longer-term rates declined. Most Eurozone government bond yields increased along with improving growth prospects across the region. Longer-term U.K. yields declined amid Brexit uncertainty. Japanese government bond yields, anchored by the Bank of Japan’s yield-targeting policy, were little changed.

Absolute returns in most major fixed income credit risk sectors were positive for each quarter of the year. On an excess return basis, all of the major credit risk sectors posted positive returns over the period, including securitized, high yield, emerging markets debt, and investment grade corporates, led by lower-rated sectors.

The primary driver of the Fund’s outperformance versus the Bloomberg Barclays U.S. Aggregate Bond Index was the Fund’s out-of-benchmark allocation to non-agency Mortgage-Backed Securities (MBS). Investment grade credit positioning, in particular security selection within Industrials and Financials, also contributed positively to outperformance. The Fund’s allocations to bank loans, commercial mortgage-backed securities (CMBS), and collateralized loan obligations (CLOs) were also additive during the year. The Fund’s overweight to agency MBS and exposure to Treasury Inflation-Protected Securities detracted from relative performance during the period.

51

Hartford Total Return Bond HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

An allocation to high yield credit was additive, though the strong contribution from holding high yield bonds was somewhat offset by the Fund’s credit hedges that were implemented through index credit default swaps (CDX). The Fund’s tactical yield curve and duration positions had an overall positive contribution to performance for the year, although this was partially offset by some government bond derivatives positions, including US Treasury futures and Eurodollar futures, which in aggregate contributed favorably to returns for the year.

What is the outlook?

As of the end of the period, we continued to position the Fund with a moderately pro-cyclical risk posture in credit markets, based on what we consider to be positive U.S. economic growth momentum. The Fund is positioned for an increase in inflation expectations. The Fund ended the period with an underweight positioning in investment grade credit. The Fund held an overweight to agency mortgage-backed securities and maintained an out-of-benchmark allocation to select non-agency residential mortgage-backed securities (RMBS). The Fund also held commercial mortgage-backed securities and CLOs based on what we consider to be attractive valuations. Within corporate credit we continued to favor bank loans, and also held high yield and contingent convertibles (CoCos) of large European banks. We continued to hold select exposure to emerging markets debt where valuations are attractive in our view.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The Fund has the ability to invest in foreign and emerging-market bonds. Investments in these securities generally involve greater risk, volatility, and possibility of loss. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs.

Composition by Security Type

as of December 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0%*
Preferred Stocks	0.1

Total	0.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	36.1%
Corporate Bonds	25.2
Foreign Government Obligations	2.0
Municipal Bonds	1.7
Senior Floating Rate Interests	2.5
U.S. Government Agencies	43.1
U.S. Government Securities	6.2

Total	116.8%

Short-Term Investments	3.7
Purchased Options	0.2
Other Assets & Liabilities	(20.8)

Total	100.0%

*	Percentage rounds to zero.

52

Hartford Ultrashort Bond HLS Fund (Unaudited) inception 08/31/1977

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks total return and income consistent with preserving capital and maintaining liquidity.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	Since Inception[1]
Ultrashort Bond IA	1.01%	0.53%
Ultrashort Bond IB	0.80%	0.28%
Bloomberg Barclays Short Treasury 9-12 Month Index	0.68%	0.45%

[1]	On October 21, 2013, the Fund converted from a money market fund to an ultrashort bond fund. Total returns shown are from conversion date (October 21, 2013) to December 31, 2017.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Prior to October 21, 2013, the Fund was managed as a money market fund. Accordingly, performance of the Fund prior to October 21, 2013 is not shown. Past performance information for when the Fund was managed as a money market fund is available upon request by calling 1-888-843-7824.

Bloomberg Barclays Short Treasury 9-12 Month Index (reflects no deduction for fees, expenses or taxes) includes aged U.S. Treasury bills, notes and bonds with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2017, the total annual fund operating expense ratios for Class IA and Class IB were 0.45% and 0.70%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

Effective December 31, 2017, the Fund was closed to new qualified pension and retirement plans until further notice. For more information, please see the Fund’s prospectus.

53

Hartford Ultrashort Bond HLS Fund

Manager Discussion

December 31, 2017 (Unaudited)

Portfolio Manager

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Ultrashort Bond HLS Fund returned 1.01% for the twelve-month period ended December 31, 2017, outperforming the Fund’s benchmark, the Bloomberg Barclays Short Treasury 9-12 Month Index, which returned 0.68% for the same period. During the same period, the Fund underperformed the 1.74% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds that invest primarily in investment grade issues with dollar-weighted average maturities of one to five years.

Why did the Fund perform this way?

Over the period, global fixed income markets generated solid gains as measured by the Bloomberg Barclays Global Aggregate Index. Escalating geopolitical tensions and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by a number of central banks ending quantitative easing. In the United States (U.S.), political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the United Kingdom (U.K.) presented potential sources of volatility, but proved benign in the aftermath. Despite concerns about prospects for retailers, particularly in the U.S., generally solid corporate earnings, strong global economic data, and continued demand for yield-producing assets supported credit markets and spreads tightened. Throughout the year, most developed market currencies strengthened versus the U.S. dollar (USD) as political uncertainty and continued skepticism about the U.S. Federal Reserve’s (Fed) projected rate-hiking path weighed on the currency, though the U.S. dollar recovered a bit during the fourth quarter of 2017.

Monetary policy continued on an incrementally more hawkish path throughout the year. (“Hawkish” generally describes a monetary policy that favors higher interest rates to mitigate the risk of inflation.) The Fed announced it would begin tapering its asset purchases in October 2017. The Fed increased rates three times in 2017 and also projected an additional three increases in 2018. At its October meeting, the European Central Bank (ECB) announced a reduction in its monthly asset purchases to €30 billion from €60 billion beginning in January 2018, but extended the purchase program through September 2018. Strong growth and inflation data prompted the Bank of Canada to increase rates for the first time in seven years while the Bank of England (BoE) increased interest rates for the first time in ten years; however the BoE’s press conference tilted dovish, noting that future rate increases would depend on the stability of the transition of the U.K.’s exit from the E.U. (Brexit). (“Dovish” describes a monetary policy that favors lower interest rates to encourage economic growth.)

Developed markets’ government yields ended mixed over the period as improving global economic data were balanced by subdued inflation. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while longer-term rates declined. Most Eurozone government bond yields increased along with improving growth prospects across the region. Longer-term U.K. yields declined amid Brexit uncertainty. Japanese government bond yields, anchored by the Bank of Japan’s yield-targeting policy, were little changed.

Absolute returns in most major fixed income credit risk sectors were positive for each quarter of the year. On an excess return basis, all of the major credit risk sectors posted positive returns over the period, including securitized, high yield, emerging markets debt, and investment grade corporates, led by lower-rated sectors.

The Fund outperformed the Bloomberg Barclays Short Treasury 9-12 Month Index, primarily due to out-of-benchmark allocations to investment grade corporate credit, particularly within the Financials and Industrials sectors, and Asset Backed Securities (ABS), specifically within auto and credit card ABS. Duration and yield curve positioning contributed positively to benchmark relative performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

At the end of the period, the Fund was positioned with a pro-cyclical risk posture, favoring the credit and securitized sectors. We positioned the Fund this way based on expectations of continued U.S. economic growth momentum, driven by low unemployment, tax cuts, and investment spending. Against this positive macro backdrop, we believe inflation pressures are rising.

We expect the Fed to continue its gradual tightening path. However, new Fed leadership or rising inflation could alter the trajectory. Given our expectation for strong, sustained growth – both in the U.S. and abroad – combined with a moderate rise in inflation, the Fed should be able to achieve its projected three rate increases in 2018. As a result, the Fund was positioned with a short duration bias relative to the Bloomberg Barclays Short Treasury 9-12 Month Index at the end of the period.

The Fund continued to be positioned with out-of-benchmark allocations to investment grade corporates and ABS at the end of

54

Hartford Ultrashort Bond HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

2017. Within investment grade corporates, we favor U.S. banks, as higher interest rates should benefit net interest margins going forward, and balance sheets are very strong. Within ABS, we favor auto, credit card and equipment deals. The Fund also continued to hold government agency debt based on their attractive valuations versus U.S. Treasuries.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The Fund may use repurchase agreements, which can increase risk and volatility. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

Composition by Security Type

as of December 31, 2017

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	28.6%
Corporate Bonds	45.4
Municipal Bonds	0.0 *
U.S. Government Agencies	8.2
U.S. Government Securities	17.3

Total	99.5%

Short-Term Investments	0.3
Other Assets & Liabilities	0.2

Total	100.0%

*	Percentage rounds to zero.

55

Hartford U.S. Government Securities HLS Fund (Unaudited) inception 03/24/1987

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	10 Years
U.S. Government Securities IA	1.32%	1.10%	2.05%
U.S. Government Securities IB	1.11%	0.86%	1.80%
Bloomberg Barclays Intermediate Government Bond Index	1.14%	0.92%	2.70%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information through March 5, 2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of March 5, 2012, HIMCO no longer served as the sub-adviser to the Fund.

Bloomberg Barclays Intermediate Government Bond Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index of government bonds with maturities of between one and ten years.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2017, the total annual fund operating expense ratios for Class IA and Class IB were 0.52% and 0.77%, respectively. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

Effective December 31, 2017, the Fund was closed to new qualified pension and retirement plans until further notice. For more information, please see the Fund’s prospectus.

56

Hartford U.S. Government Securities HLS Fund

Manager Discussion

December 31, 2017 (Unaudited)

Portfolio Managers

Michael F. Garrett

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brian Conroy, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford U.S. Government Securities HLS Fund returned 1.32% for the twelve-month period ended December 31, 2017, outperforming the Fund’s benchmark, the Bloomberg Barclays Intermediate Government Bond Index, which returned 1.14% for the same period. During the same period, the Fund underperformed the 1.60% average return of the Lipper Intermediate U.S. Government Funds peer group, a group of funds that invest primarily in U.S. government and agency issues.

Why did the Fund perform this way?

Over the period, global fixed income markets generated solid gains. Escalating geopolitical tensions and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by a number of central banks ending quantitative easing. In the United States (U.S.), political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the United Kingdom (U.K.) presented potential sources of volatility, but proved benign in the aftermath. Despite concerns about prospects for retailers, particularly in the U.S., generally solid corporate earnings, strong global economic data, and continued demand for yield-producing assets supported credit markets and spreads tightened. Throughout the year, most developed market currencies strengthened versus the U.S. dollar (USD) as political uncertainty and continued skepticism about the U.S. Federal Reserve’s (Fed) projected rate-hiking path weighed on the currency, though the U.S. dollar recovered a bit during the fourth quarter of 2017.

Monetary policy continued on an incrementally more hawkish path throughout the year. (“Hawkish” generally describes a monetary policy that favors higher interest rates to mitigate the risk of inflation.) The Fed announced it would begin tapering its asset purchases in October 2017. The Fed increased rates three times in 2017 and also projected an additional three increases in 2018. At its October meeting, the European Central Bank (ECB) announced a reduction in its monthly asset purchases to €30 billion from €60 billion beginning in January 2018, but extended the purchase program through September 2018. Strong growth and inflation data prompted the Bank of Canada to increase rates for the first time in seven years while the Bank of England (BoE) increased interest rates for the first time in ten years; however the BoE’s press conference tilted dovish, noting that future rate increases would depend on the stability of the transition of the U.K.’s exit from the E.U. (Brexit). (“Dovish” describes a monetary policy that favors lower interest rates to encourage economic growth.)

Developed markets’ government yields ended mixed over the period as improving global economic data were balanced by subdued inflation. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while longer-term rates declined. Most Eurozone government bond yields increased along with improving growth prospects across the region. Longer-term U.K. yields declined amid Brexit uncertainty. Japanese government bond yields, anchored by the Bank of Japan’s yield-targeting policy, were little changed.

Absolute returns in most major fixed income credit risk sectors were positive for each quarter of the year. On an excess return basis, all of the major credit risk sectors posted positive returns over the period, including securitized, high yield, emerging markets debt, and investment grade corporates, led by lower-rated sectors.

Out-of-benchmark allocations to non-agency residential mortgage-backed securities (RMBS), Fannie Mae Delegated Underwriting and Servicing Bonds (FNMA DUS), and asset-backed securities (ABS) were the primary drivers of outperformance relative to the Bloomberg Barclays Intermediate Government Bond Index over the period. Within non-agency RMBS, performance was driven by non-traditional and legacy prime sectors. Allocations to U.S. Treasury Inflation-Protected Securities (TIPS) and commercial mortgage-backed securities (CMBS), primarily agency, also contributed positively. Allocations to collateralized mortgage obligations (CMOs) and agency pass-through positioning had only modest impacts on benchmark relative returns. We used Treasury futures and interest rate swaps to manage duration and yield curve exposures; overall, these components had a positive impact on absolute performance over the period.

What is the outlook?

At the end of the period, the Fund was underweight agency mortgage backed securities (MBS) pass-throughs. Within the agency MBS sector, we are focused on positioning the Fund in investments that have less prepayment risk, such as FNMA DUS and CMOs. While we

57

Hartford U.S. Government Securities HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

do not see a significant near-term source of underperformance, historically tight spreads and ultra-low volatility leave us with a negative view of agency MBS pass-throughs. As a result, we have increased the Fund’s holdings away from agency MBS pass-throughs toward other sectors with attractive income and less sensitivity to prepayments or a pickup in volatility. In fact, while we often maintain this bias toward stability, the Fund’s MBS investments reflect their lowest weighting in agency pass-throughs since the financial crisis of 2008.

Mortgage spreads to Treasuries are historically tight – a reflection of the steady economic growth, benign inflation, and low volatility environment. Additionally, tight valuations in competing credit risk sectors are creating demand for MBS as investors de-risk and shift into high-quality assets. However, we do not favor an underweight to all sectors of the agency MBS market, given the ability to earn attractive income in what we believe is a “steady state” environment, which could continue for longer than expected. Instead, we have shifted the Fund’s investments to the more stable MBS sectors, positioning the Fund for an increase in volatility without a significant sacrifice in income.

The Fed has orchestrated a smooth balance-sheet exit so far, judging by the muted response from the agency MBS market. Still, the market may begin to price the Fed’s actions as its balance sheet begins to shrink more rapidly during 2018. Reinvestments by the Fed have provided significant support to the MBS market and spreads may still need to widen to absorb the resulting net new supply. Overall, we still expect a muted impact on the mortgage market, with the potential for a modest spread widening in agency MBS as tapering reinvestments progresses this year. Since the Fed has been very transparent over the timing and the measured pace of the plan, we expect the path to wider spreads will be very gradual, and partially offset by the benefit of MBS income.

Longer term, we still expect MBS spreads to remain toward the tight end of their range relative to long-term history based on what we consider to be their favorable supply relative to U.S. Treasuries, lower leverage in the system, a more stable buyer-base of long-term investors, a constrained mortgage credit environment, and lower refinancing risk.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs.

Composition by Security Type

as of December 31, 2017

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	16.9%
U.S. Government Agencies	65.3
U.S. Government Securities	22.5

Total	104.7%

Short-Term Investments	0.5
Other Assets & Liabilities	(5.2)

Total	100.0%

58

Hartford Value HLS Fund (Unaudited) inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	10 Years
Value IA	15.44%	13.32%	7.27%
Value IB	15.04%	13.03%	6.99%
Russell 1000 Value Index	13.66%	14.04%	7.10%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

As shown in the Fund’s prospectus dated May 1, 2017, the total annual fund operating expense ratios for Class IA and Class IB were 0.80% and 1.05%, respectively. The Fund filed with the U.S. Securities and Exchange Commission a supplement to its prospectus indicating that, effective January 1, 2018, Hartford Funds Management Company, LLC lowered its contractual management fee rate with respect to the Fund. The Fund’s total annual fund operating expense ratios for Class IA and Class IB as shown in the supplemented prospectus are 0.71% and 0.96%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

Effective December 31, 2017, the Fund was closed to new qualified pension and retirement plans until further notice. For more information, please see the Fund’s prospectus.

59

Hartford Value HLS Fund

Manager Discussion

December 31, 2017 (Unaudited)

Portfolio Managers

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Value HLS Fund returned 15.44% for the twelve-month period ended December 31, 2017, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 13.66% for the same period. During the same period, the Fund underperformed the 16.20% average return of the Lipper Large Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose over the period. Early in the first quarter of 2017, the Trump rally rolled on with continued confidence in tax reform, deregulation, and infrastructure spending, despite concerns about stretched valuations and overly optimistic policy expectations. The U.S. Federal Reserve (Fed) increased rates for the third time in a decade, but the market did not flinch. Risk-on sentiment stalled in March after the Republicans’ failure to repeal and replace the Affordable Care Act cast a cloud over the Trump administration’s pro-growth agenda. The rally continued into the second quarter of 2017, despite plunging oil prices, heightened political risk, and a rate increase from the Fed. In a well-telegraphed move, the Fed increased policy rates by another 0.25% in June. Volatility ticked up in June as investors gravitated back to the reflation trade (i.e., investing in assets that may be expected to benefit from rising economic growth and inflation), triggering rotations out of momentum and growth plays and into cyclical and value pockets of the market.

Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the S&P 500 Index to a series of new highs during the third quarter of 2017. In a widely anticipated move, the Fed announced that its balance sheet normalization program (i.e., a process of shrinking the Fed’s balance sheet) would begin in October, reiterating that the process would be gradual and predictable. Through the fourth quarter of 2017, low unemployment rates, robust corporate earnings, and strong consumer and business spending contributed positively to market sentiment. Tax reform was a key area of focus at the end of the period, culminating with a $1.5 trillion tax reform bill signed into law by President Donald Trump at the end of December. In a widely anticipated move, the Fed raised the benchmark federal funds rate by 0.25%, to a range of 1.25% to 1.50%, citing labor market strength and a solid rate of economic growth. Jerome Powell’s nomination as the chair of the Fed provided markets with reasonable assurance that current central bank policies would be maintained in the near term.

During the period, returns varied by market-cap, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. During the twelve-month period, 9 of the eleven sectors within the Russell 1000 Value Index rose, led by Information Technology (+28%), Materials (+25%), and Financials (+21%). Telecommunication services (-3%) and Energy (-1%) lagged on a relative basis.

The Fund’s outperformance versus the Russell 1000 Value Index during the period was primarily driven by sector allocation, a residual of the bottom-up stock selection process. This was largely due to a benchmark-relative overweight to the Information Technology sector and underweights to the Telecommunication Services and Real Estate sectors, which was only partially offset by the negative impact of an overweight to Industrials. Security selection also contributed positively to benchmark-relative results. Selection within the Industrials, Consumer Discretionary, and Information Technology sectors contributed positively to relative performance. This was partially offset by weaker stock selection in the Healthcare sector.

The largest contributors to returns relative to the Russell 1000 Value Index during the period were PulteGroup (Consumer Discretionary), Caterpillar (Industrials), and AT&T (Telecommunication Services). Shares of PulteGroup, a U.S.-based homebuilder, rose during the period on strong earnings that beat consensus expectations. Shares of Caterpillar, a U.S.-based manufacturer of construction and mining equipment, rose as the company has been able to improve profitability amid a challenging sales environment. Cost cutting efforts

60

Hartford Value HLS Fund

Manager Discussion – (continued)

December 31, 2017 (Unaudited)

and restructuring have improved cash flow and strengthened the balance sheet. Shares of AT&T, a U.S.-based telecommunications company, fell during the period due to investor concerns that the Trump administration would find it difficult to pass policies such as corporate tax reform and deregulation which would otherwise provide a business investment tailwind for the company. AT&T also reported steeper-than-expected subscriber losses in both mobile and video, reflecting rising competitive pressures in both markets. Not holding this security contributed positively to relative performance. Top absolute contributors during the period included JPMorgan Chase (Financials) and Cisco Systems (Information Technology).

The top detractors from returns relative to the Russell 1000 Value Index over the period were Signet Jewelers (Consumer Discretionary), Viacom (Consumer Discretionary), and Allergan (Healthcare). Shares of Signet Jewelers, a U.S.-based retailer of affordable diamond, gold and silver jewelry, fell following the release of weak third quarter results, which noted a meaningfully more negative outlook for the fourth quarter due to disruptions in the transition of credit servicing. Shares of Viacom, a U.S.-based cable network programmer, fell during the period due to concerns that hit the broader industry related to domestic advertising spending, after companies in both the auto and electronics sectors reduced their ad budgets during the first quarter. Shares of Allergan, a global pharmaceutical company, fell as the market focused on a court ruling against the company in a patent lawsuit in October 2017. Top absolute detractors during the period included General Electric (Industrials) and Anadarko (Energy).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

With U.S. tax reform now enacted into law, we see the potential for a further acceleration in U.S. Gross Domestic Product (GDP) growth, driven by increases in consumer expenditures, corporate profits, and business spending. We are watching for a pick-up in inflation, as tax stimulus pulls forward growth in an economy with a low unemployment rate and decent current growth. The Fed continued to raise rates and shrink its balance sheet at a very measured pace. The consensus view calls for three federal funds rate increases during 2018.

The macro environment looks favorable for markets over the next few quarters, although risks remain. Equity markets closed out the year with historically low volatility in the face of the North Korean nuclear threat, Russian meddling in the U.S. election, and multiple hurricanes hitting the U.S. this past fall. Rates are low and are likely moving higher across the globe in our view, while the European Central Bank is tapering their quantitative easing program, and the U.K. is proceeding with their planned exit from the European Union.

Based on individual stock decisions, the Fund ended the period most overweight the Information Technology, Industrials, and Consumer Discretionary sectors, and most underweight the Consumer Staples, Real Estate, and Utilities sectors, relative to the Russell 1000 Value Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of December 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	9.8%
Consumer Staples	4.7
Energy	10.3
Financials	28.4
Health Care	11.1
Industrials	11.5
Information Technology	13.1
Materials	3.0
Real Estate	1.0
Telecommunication Services	1.6
Utilities	3.4

Total	97.9%

Short-Term Investments	2.1
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

61

Hartford HLS Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2017 through December 31, 2017. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hartford Balanced HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,083.70	$3.31	$1,000.00	$1,022.03	$3.21	0.63%	184	365
Class IB	$1,000.00	$1,082.60	$4.62	$1,000.00	$1,020.77	$4.48	0.88%	184	365

Hartford Capital Appreciation HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,087.40	$3.58	$1,000.00	$1,021.78	$3.47	0.68%	184	365
Class IB	$1,000.00	$1,085.80	$4.89	$1,000.00	$1,020.52	$4.74	0.93%	184	365
Class IC	$1,000.00	$1,084.40	$6.20	$1,000.00	$1,019.26	$6.01	1.18%	184	365

62

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

Hartford Disciplined Equity HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,106.90	$4.14	$1,000.00	$1,021.27	$3.97	0.78%	184	365
Class IB	$1,000.00	$1,105.50	$5.47	$1,000.00	$1,020.01	$5.24	1.03%	184	365

Hartford Dividend and Growth HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,106.90	$3.61	$1,000.00	$1,021.78	$3.47	0.68%	184	365
Class IB	$1,000.00	$1,105.70	$4.94	$1,000.00	$1,020.52	$4.74	0.93%	184	365

Hartford Global Growth HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,123.30	$4.34	$1,000.00	$1,021.12	$4.13	0.81%	184	365
Class IB	$1,000.00	$1,121.80	$5.67	$1,000.00	$1,019.86	$5.40	1.06%	184	365

Hartford Growth Opportunities HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,112.10	$3.51	$1,000.00	$1,021.88	$3.36	0.66%	184	365
Class IB	$1,000.00	$1,110.50	$4.84	$1,000.00	$1,020.62	$4.63	0.91%	184	365
Class IC	$1,000.00	$1,109.20	$6.17	$1,000.00	$1,019.36	$5.90	1.16%	184	365

63

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

Hartford Healthcare HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,001.00	$4.49	$1,000.00	$1,020.72	$4.53	0.89%	184	365
Class IB	$1,000.00	$1,000.20	$5.75	$1,000.00	$1,019.46	$5.80	1.14%	184	365

Hartford High Yield HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,030.30	$3.89	$1,000.00	$1,021.37	$3.87	0.76%	184	365
Class IB	$1,000.00	$1,029.20	$5.17	$1,000.00	$1,020.11	$5.14	1.01%	184	365

Hartford International Opportunities HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,091.90	$3.85	$1,000.00	$1,021.53	$3.72	0.73%	184	365
Class IB	$1,000.00	$1,090.60	$5.16	$1,000.00	$1,020.27	$4.99	0.98%	184	365

Hartford MidCap HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,110.70	$3.72	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class IB	$1,000.00	$1,109.20	$5.05	$1,000.00	$1,020.42	$4.84	0.95%	184	365

64

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

Hartford MidCap Value HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,095.40	$4.54	$1,000.00	$1,020.87	$4.38	0.86%	184	365
Class IB	$1,000.00	$1,093.30	$5.86	$1,000.00	$1,019.61	$5.65	1.11%	184	365

Hartford Small Cap Growth HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,093.30	$3.43	$1,000.00	$1,021.93	$3.31	0.65%	184	365
Class IB	$1,000.00	$1,091.80	$4.75	$1,000.00	$1,020.67	$4.58	0.90%	184	365

Hartford Small Company HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,120.70	$4.17	$1,000.00	$1,021.27	$3.97	0.78%	184	365
Class IB	$1,000.00	$1,119.20	$5.50	$1,000.00	$1,020.01	$5.24	1.03%	184	365

Hartford Small/Mid Cap Equity HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,109.70	$4.89	$1,000.00	$1,020.57	$4.69	0.92%	184	365
Class IB	$1,000.00	$1,107.50	$6.22	$1,000.00	$1,019.31	$5.96	1.17%	184	365

65

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

Hartford Stock HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,097.10	$2.75	$1,000.00	$1,022.58	$2.65	0.52%	184	365
Class IB	$1,000.00	$1,095.60	$4.07	$1,000.00	$1,021.32	$3.92	0.77%	184	365

Hartford Total Return Bond HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,017.60	$2.59	$1,000.00	$1,022.64	$2.60	0.51%	184	365
Class IB	$1,000.00	$1,014.90	$3.86	$1,000.00	$1,021.37	$3.87	0.76%	184	365

Hartford Ultrashort Bond HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,005.10	$2.27	$1,000.00	$1,022.94	$2.29	0.45%	184	365
Class IB	$1,000.00	$1,004.00	$3.54	$1,000.00	$1,021.68	$3.57	0.70%	184	365

Hartford U.S. Government Securities HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$998.60	$2.52	$1,000.00	$1,022.69	$2.55	0.50%	184	365
Class IB	$1,000.00	$997.60	$3.78	$1,000.00	$1,021.43	$3.82	0.75%	184	365

66

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

Hartford Value HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses paid during the period July 1, 2017 through December 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA(1)	$1,000.00	$1,088.80	$4.21	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class IB(2)	$1,000.00	$1,087.00	$5.52	$1,000.00	$1,019.91	$5.35	1.05%	184	365

(1)	Effective January 1, 2018, Hartford Funds Management Company, LLC lowered its contractual management fee rate set forth in the investment management agreement for the Hartford Value HLS Fund. If this new management fee rate were in effect during the period, the annualized expense ratio would have been 0.72%, and the expenses paid in the actual and hypothetical examples would have been $3.79 and $3.67, respectively.
(2)	Effective January 1, 2018, Hartford Funds Management Company, LLC lowered its contractual management fee rate set forth in the investment management agreement for the Hartford Value HLS Fund. If this new management fee rate were in effect during the period, the annualized expense ratio would have been 0.97%, and the expenses paid in the actual and hypothetical examples would have been $5.10 and $4.94, respectively.

67

Hartford Balanced HLS Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 66.7%
	Banks - 7.2%
1,207,570	Bank of America Corp.	$35,647,466
400,720	Citigroup, Inc.	29,817,575
385,810	JP Morgan Chase & Co.	41,258,521
147,420	PNC Financial Services Group, Inc.	21,271,232
698,280	Wells Fargo & Co.	42,364,648

		170,359,442

	Capital Goods - 4.8%
100,480	3M Co.	23,649,978
95,580	Caterpillar, Inc.	15,061,496
276,080	Eaton Corp. plc	21,813,081
232,360	Fortune Brands Home & Security, Inc.	15,902,718
180,230	Ingersoll-Rand plc	16,074,714
177,320	United Technologies Corp.	22,620,712

		115,122,699

	Commercial & Professional Services - 1.2%
118,760	Dun & Bradstreet Corp.	14,062,372
407,770	Nielsen Holdings plc	14,842,828

		28,905,200

	Consumer Durables & Apparel - 1.4%
273,630	NIKE, Inc. Class B	17,115,556
509,040	PulteGroup, Inc.	16,925,580

		34,041,136

	Consumer Services - 1.4%
247,896	Hilton Worldwide Holdings, Inc.	19,796,975
255,700	Norwegian Cruise Line Holdings Ltd.*	13,616,025

		33,413,000

	Diversified Financials - 1.5%
31,270	BlackRock, Inc.	16,063,712
555,410	Invesco Ltd.	20,294,681

		36,358,393

	Energy - 4.3%
238,975	Chevron Corp.	29,917,280
110,610	Diamondback Energy, Inc.*	13,964,513
138,980	EOG Resources, Inc.	14,997,332
169,880	Exxon Mobil Corp.	14,208,763
325,150	Halliburton Co.	15,890,080
354,590	Suncor Energy, Inc.	13,020,545

		101,998,513

	Food, Beverage & Tobacco - 3.0%
308,234	British American Tobacco plc	20,836,250
168,916	Kraft Heinz Co.	13,134,908
328,240	Mondelez International, Inc. Class A	14,048,672
225,620	Philip Morris International, Inc.	23,836,753

		71,856,583

	Health Care Equipment & Services - 3.4%
422,910	Boston Scientific Corp.*	10,483,939
324,555	Medtronic plc	26,207,816
140,130	UnitedHealth Group, Inc.	30,893,060
113,900	Universal Health Services, Inc. Class B	12,910,565

		80,495,380

	Household & Personal Products - 0.6%
267,200	Unilever N.V.	15,048,704

Shares or Principal Amount		Market Value†
COMMON STOCKS - 66.7% - (continued)
	Insurance - 2.9%
423,990	American International Group, Inc.	$25,261,324
238,360	Marsh & McLennan Cos., Inc.	19,400,121
211,040	Unum Group	11,583,986
372,490	XL Group Ltd.	13,096,748

		69,342,179

	Materials - 2.2%
454,550	DowDuPont, Inc.	32,373,051
335,900	International Paper Co.	19,462,046

		51,835,097

	Media - 2.1%
724,420	Comcast Corp. Class A	29,013,021
651,960	Viacom, Inc. Class B	20,086,888

		49,099,909

	Pharmaceuticals, Biotechnology & Life Sciences - 6.2%
129,150	Allergan plc	21,126,357
132,330	Amgen, Inc.	23,012,187
497,350	AstraZeneca plc ADR	17,258,045
366,940	Bristol-Myers Squibb Co.	22,486,083
161,100	Eisai Co., Ltd.	9,152,022
393,250	Merck & Co., Inc.	22,128,178
73,740	Roche Holding AG	18,645,542
81,710	Vertex Pharmaceuticals, Inc.*	12,245,061

		146,053,475

	Real Estate - 0.8%
646,544	Park Hotels & Resorts, Inc. REIT	18,588,140

	Retailing - 3.5%
11,702,200	Allstar Co.*(1)(2)(3)(4)	2,340,440
165,310	Home Depot, Inc.	31,331,204
642,010	Liberty Interactive Corp. QVC Group Class A*	15,677,884
8,240	Priceline Group, Inc.*	14,318,978
212,290	TJX Cos., Inc.	16,231,693
67,006	Tory Burch LLC(1)(2)(3)(4)	3,296,034

		83,196,233

	Semiconductors & Semiconductor Equipment - 4.2%
214,850	Analog Devices, Inc.	19,128,095
714,870	Intel Corp.	32,998,399
275,570	Maxim Integrated Products, Inc.	14,406,800
525,760	QUALCOMM, Inc.	33,659,155

		100,192,449

	Software & Services - 8.8%
67,725	Alphabet, Inc. Class C*	70,867,440
233,740	Cognizant Technology Solutions Corp. Class A	16,600,215
622,240	eBay, Inc.*	23,483,337
212,680	Facebook, Inc. Class A*	37,529,513
693,230	Microsoft Corp.	59,298,894

		207,779,399

	Technology Hardware & Equipment - 4.4%
276,030	Apple, Inc.	46,712,557
945,650	Cisco Systems, Inc.	36,218,395
373,960	NetApp, Inc.	20,687,467

		103,618,419

	Transportation - 1.2%
210,510	Union Pacific Corp.	28,229,391

The accompanying notes are an integral part of these financial statements.

68

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 66.7% - (continued)
	Utilities - 1.6%
240,010	NextEra Energy, Inc.	$37,487,162

	Total Common Stocks (cost $1,086,017,410)	$1,583,020,903

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.0%
	Asset-Backed - Automobile - 0.6%
$345,000	ARI Fleet Lease Trust 1.91%, 04/15/2026(1)	$344,231
655,000	Canadian Pacer Auto Receivables Trust 2.05%, 03/19/2021(1)	651,840
225,000	CarMax Auto Owner Trust 1.95%, 09/16/2019	225,002
	Chesapeake Funding LLC
1,305,000	1.91%, 08/15/2029(1)	1,298,378
1,000,000	1 mo. USD LIBOR + 1.000%, 1.93%, 05/15/2029(1)(5)	1,002,155
1,718,283	1 mo. USD LIBOR + 1.000%, 2.48%, 06/15/2028(1)(5)	1,727,856
	Enterprise Fleet Financing LLC
840,000	1.97%, 01/20/2023(1)	838,315
489,244	2.13%, 07/20/2022(1)	489,245
905,000	2.13%, 05/22/2023(1)	903,395
	First Investors Auto Owner Trust
247,791	1.67%, 11/16/2020(1)	247,682
375,494	1.86%, 10/15/2021(1)	375,018
1,239,749	2.00%, 03/15/2022(1)	1,238,136
304,025	Hyundai Auto Receivables Trust 2.48%, 03/15/2019	304,122
645,000	OneMain Direct Auto Receivables Trust 2.31%, 12/14/2021(1)	644,514
192,203	Prestige Auto Receivables Trust 1.91%, 04/15/2020(1)	192,211
	Santander Drive Auto Receivables Trust
124,368	2.33%, 11/15/2019	124,501
236,669	2.36%, 04/15/2020	236,753
	Securitized Term Auto Receivables Trust
1,785,000	1.52%, 03/25/2020(1)	1,777,868
550,000	2.04%, 04/26/2021(1)	546,918
150,201	Westlake Automobile Receivables Trust 1.57%, 06/17/2019(1)	150,142
	Wheels SPV LLC
264,624	1.59%, 05/20/2025(1)	263,918
765,000	1.88%, 04/20/2026(1)	761,872

		14,344,072

	Asset-Backed - Credit Card - 0.5%
2,665,000	CARDS Trust 1 mo. USD LIBOR + 0.700%, 2.18%, 07/15/2021(1)(5)	2,672,794
3,275,000	Evergreen Credit Card Trust 1 mo. USD LIBOR + 0.720%, 2.20%, 04/15/2020(1)(5)	3,281,099
4,330,000	Trillium Credit Card Trust 1 mo. USD LIBOR + 0.720%, 2.27%, 05/26/2021(1)(5)	4,340,899

		10,294,792

	Asset-Backed - Finance & Insurance - 1.9%
2,755,000	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(1)(6)	2,754,992

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.0% - (continued)
	Asset-Backed - Finance & Insurance - 1.9% - (continued)
$3,480,000	Atlas Senior Loan Fund Ltd. 3 mo. USD LIBOR + 1.300%, 2.61%, 01/16/2030(1)(5)	$3,501,141
732,432	Bayview Koitere Fund Trust 4.00%, 11/28/2053(1)(6)	754,355
	Bayview Opportunity Master Fund Trust
765,242	3.50%, 01/28/2055(1)(6)	775,796
797,532	3.50%, 06/28/2057(1)(6)	808,602
1,455,893	3.50%, 07/28/2057(1)(6)	1,484,219
990,443	4.00%, 10/28/2064(1)(6)	1,019,779
2,000,000	BlueMountain CLO Ltd. 3 mo. USD LIBOR + 1.600%, 2.96%, 10/15/2026(1)(5)	2,001,184
2,000,000	CIFC Funding Ltd. 3 mo. USD LIBOR + 1.600%, 2.95%, 04/18/2025(1)(5)	2,001,216
1,015,000	CNH Equipment Trust 1.75%, 04/15/2021	1,014,969
	Ford Credit Floorplan Master Owner Trust
2,575,000	1.75%, 07/15/2021	2,550,701
430,000	2.09%, 03/15/2022(1)	428,433
1,040,000	GreatAmerica Leasing Receivables Funding LLC 2.36%, 01/20/2023(1)	1,033,925
1,465,000	KKR CLO Ltd. 3 mo. USD LIBOR + 1.340%, 2.70%, 04/15/2029(1)(5)	1,478,031
4,000,000	Madison Park Funding Ltd. 3 mo. USD LIBOR + 1.120%, 2.48%, 07/20/2026(1)(5)	4,017,648
	MMAF Equipment Finance LLC
428,925	1.39%, 12/17/2018(1)	428,620
506,014	1.73%, 05/18/2020(1)	505,312
665,000	2.21%, 10/17/2022(1)	662,068
1,000,000	2.21%, 12/15/2032(1)	980,190
	Nationstar HECM Loan Trust
397,463	1.97%, 05/25/2027(1)	396,863
427,192	2.04%, 09/25/2027(1)(6)	426,434
3,825,000	Oaktree EIF Ltd. 3 mo. USD LIBOR + 1.150%, 2.57%, 11/15/2025(1)(5)	3,841,750
2,465,000	Octagon Loan Funding Ltd. 3 mo. USD LIBOR + 1.140%, 2.58%, 11/18/2026(1)(5)	2,477,705
	OneMain Financial Issuance Trust
440,000	3.66%, 02/20/2029(1)	447,075
870,000	4.10%, 03/20/2028(1)	881,239
1,565,078	SBA Tower Trust 2.90%, 10/15/2044(1)(7)	1,568,839
	Springleaf Funding Trust
440,000	2.90%, 11/15/2029(1)	440,648
1,765,000	3.16%, 11/15/2024(1)	1,772,009
755,000	3.48%, 05/15/2028(1)	763,129
1,965,000	SPS Servicer Advance Receivables Trust 2.53%, 11/16/2048(1)	1,947,753
	Towd Point Mortgage Trust
1,369,443	2.75%, 10/25/2056(1)(6)	1,367,686
358,821	2.75%, 04/25/2057(1)(6)	358,550
956,555	2.75%, 06/25/2057(1)(6)	952,581

		45,843,442

The accompanying notes are an integral part of these financial statements.

69

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.0% - (continued)
	Asset-Backed - Home Equity - 0.0%
$36	New Century Home Equity Loan Trust 1 mo. USD LIBOR + 0.580%, 2.13%, 03/25/2035(5)	$36

	Commercial Mortgage-Backed Securities - 0.7%
1,575,000	Commercial Mortgage Trust 3.18%, 02/10/2048	1,593,887
	CSAIL Commercial Mortgage Trust
3,200,000	3.50%, 06/15/2057	3,277,941
3,400,000	3.51%, 04/15/2050	3,500,766
2,220,000	CSMC Trust 2.76%, 04/05/2033(1)	2,225,324
385,000	FREMF Mortgage Trust 3.36%, 05/25/2045(1)(6)	388,425
710,000	JP Morgan Chase Commercial Mortgage Securities Trust 3.91%, 01/15/2049	750,927
448,576	LB-UBS Commercial Mortgage Trust 6.32%, 04/15/2041(6)	449,338
3,100,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.31%, 04/15/2048	3,160,031
1,000,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2043(1)(6)	1,023,243

		16,369,882

	Whole Loan Collateral CMO - 0.3%
628,427	Angel Oak Mortgage Trust LLC 2.71%, 11/25/2047(1)(6)	624,176
	Deephaven Residential Mortgage Trust
803,999	2.45%, 06/25/2047(1)(6)	795,044
735,471	2.58%, 10/25/2047(1)(6)	735,425
374,679	2.73%, 12/26/2046(1)(6)	372,778
686,185	Finance of America Structured Securities Trust 2.32%, 11/25/2027(1)(6)	685,956
884,281	MetLife Securitization Trust 3.00%, 04/25/2055(1)(6)	893,135
	Mill City Mortgage Loan Trust
447,187	2.50%, 04/25/2057(1)(6)	444,442
1,070,845	2.75%, 01/25/2061(1)(6)	1,069,516
1,259,545	New Residential Mortgage Loan Trust 4.00%, 04/25/2057(1)(6)	1,297,071
1,012,168	Towd Point Mortgage Trust 2.25%, 04/25/2056(1)(6)	1,002,491

		7,920,034

	Total Asset & Commercial Mortgage Backed Securities (cost $95,200,079)	$94,772,258

CORPORATE BONDS - 18.6%
	Aerospace/Defense - 0.1%
850,000	BAE Systems Holdings, Inc. 3.85%, 12/15/2025(1)	$881,498
	Lockheed Martin Corp.
1,000,000	4.07%, 12/15/2042	1,052,740
256,000	4.50%, 05/15/2036	287,053
560,000	4.85%, 09/15/2041	640,120

		2,861,411

	Agriculture - 0.3%
	Altria Group, Inc.
560,000	4.50%, 05/02/2043	608,485
1,995,000	4.75%, 05/05/2021	2,139,400

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.6% - (continued)
	Agriculture - 0.3% - (continued)
	BAT International Finance plc
$685,000	2.75%, 06/15/2020(1)	$688,350
2,775,000	3.25%, 06/07/2022(1)	2,815,755
290,000	3.50%, 06/15/2022(1)	296,667
1,065,000	Imperial Brands Finance plc 3.75%, 07/21/2022(1)	1,100,573
	Philip Morris International, Inc.
325,000	4.88%, 11/15/2043	371,208
270,000	5.65%, 05/16/2018	273,848

		8,294,286

	Airlines - 0.2%
2,976,434	Continental Airlines, Inc. 5.98%, 04/19/2022	3,245,206
2,107,622	Southwest Airlines Co. 6.15%, 08/19/2020	2,292,460

		5,537,666

	Auto Manufacturers - 0.5%
	Daimler Finance North America LLC
150,000	2.25%, 07/31/2019(1)	150,275
1,440,000	2.30%, 02/12/2021(1)	1,427,788
665,000	Ford Motor Co. 4.35%, 12/08/2026	693,318
4,200,000	Ford Motor Credit Co. LLC 3.10%, 05/04/2023	4,175,941
	General Motors Financial Co., Inc.
3,185,000	3.70%, 05/09/2023	3,248,455
1,245,000	3.95%, 04/13/2024	1,281,715
580,000	Volkswagen Group of America Finance LLC 2.45%, 11/20/2019(1)	579,648

		11,557,140

	Beverages - 0.3%
	Anheuser-Busch InBev Finance, Inc.
1,750,000	3.65%, 02/01/2026	1,805,961
310,000	4.70%, 02/01/2036	346,626
280,000	4.90%, 02/01/2046	324,517
480,000	Anheuser-Busch InBev Worldwide, Inc. 3.75%, 07/15/2042	466,833
	Coca-Cola Femsa S.A.B. de C.V.
530,853	2.38%, 11/26/2018	532,136
1,300,000	3.88%, 11/26/2023	1,359,858
245,000	Constellation Brands, Inc. 2.70%, 05/09/2022	243,801
	Molson Coors Brewing Co.
765,000	3.50%, 05/01/2022	785,736
215,000	5.00%, 05/01/2042	243,819

		6,109,287

	Biotechnology - 0.2%
1,340,000	Biogen, Inc. 2.90%, 09/15/2020	1,358,253
	Celgene Corp.
230,000	2.25%, 05/15/2019	229,687
770,000	3.55%, 08/15/2022	793,123
535,000	3.63%, 05/15/2024	550,217
	Gilead Sciences, Inc.
335,000	2.55%, 09/01/2020	337,977
930,000	3.70%, 04/01/2024	972,956

		4,242,213

The accompanying notes are an integral part of these financial statements.

70

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.6% - (continued)
	Chemicals - 0.1%
$1,950,000	Agrium, Inc. 3.15%, 10/01/2022	$1,972,015
965,000	CNAC HK Synbridge Co., Ltd. 5.00%, 05/05/2020	982,100

		2,954,115

	Commercial Banks - 5.0%
1,400,000	Banco Santander S.A. 3.13%, 02/23/2023	1,392,876
	Bank of America Corp.
1,220,000	2.63%, 10/19/2020	1,230,243
1,799,000	3.42%, 12/20/2028(1)(6)	1,799,387
1,610,000	3 mo. USD LIBOR + 1.370%, 3.59%, 07/21/2028(5)	1,636,490
2,950,000	4.20%, 08/26/2024	3,106,559
6,000,000	6.88%, 04/25/2018	6,091,663
2,020,000	Bank of New York Mellon Corp. 2.15%, 02/24/2020	2,017,113
2,830,000	Banque Federative du Credit Mutuel S.A. 2.75%, 10/15/2020(1)	2,848,743
2,740,000	Barclays plc 3.20%, 08/10/2021	2,754,738
	BNP Paribas S.A.
2,075,000	2.40%, 12/12/2018	2,080,854
590,000	2.95%, 05/23/2022(1)	591,284
2,410,000	3.50%, 11/16/2027(1)	2,398,811
	BPCE S.A.
365,000	2.50%, 12/10/2018	366,026
305,000	3.00%, 05/22/2022(1)	304,831
2,025,000	3.50%, 10/23/2027(1)	1,992,582
2,225,000	5.15%, 07/21/2024(1)	2,412,579
	Capital One Financial Corp.
2,875,000	3.75%, 04/24/2024	2,953,526
815,000	4.20%, 10/29/2025	838,491
	Citigroup, Inc.
1,220,000	2.50%, 07/29/2019	1,223,744
2,355,000	3 mo. USD LIBOR + 1.151%, 3.52%, 10/27/2028(5)	2,366,110
533,000	5.30%, 05/06/2044	629,300
290,000	8.13%, 07/15/2039	463,689
1,695,000	Citizens Bank NA 2.55%, 05/13/2021	1,688,726
505,000	Compass Bank 2.75%, 09/29/2019	506,397
	Credit Agricole S.A.
950,000	2.50%, 04/15/2019(1)	953,176
1,025,000	3.25%, 10/04/2024(1)	1,018,104
790,000	4.38%, 03/17/2025(1)	824,954
	Credit Suisse AG
945,000	2.30%, 05/28/2019	945,914
855,000	3.00%, 10/29/2021	863,773
250,000	3.63%, 09/09/2024	258,685
530,000	Credit Suisse Group AG 3.57%, 01/09/2023(1)	538,857
	Credit Suisse Group Funding Guernsey Ltd.
1,425,000	3.75%, 03/26/2025	1,454,052
1,885,000	3.80%, 09/15/2022	1,944,452
2,210,000	Deutsche Bank AG 4.25%, 10/14/2021	2,299,207

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.6% - (continued)
	Commercial Banks - 5.0% - (continued)
	Goldman Sachs Group, Inc.
$3,335,000	2.38%, 01/22/2018	$3,335,682
1,700,000	6.15%, 04/01/2018	1,717,892
2,590,000	6.25%, 02/01/2041	3,490,280
	HSBC Holdings plc
1,030,000	3.40%, 03/08/2021	1,052,760
4,625,000	3.60%, 05/25/2023	4,758,468
370,000	3 mo. USD LIBOR + 1.546%, 4.04%, 03/13/2028(5)	385,592
	Huntington National Bank
2,120,000	2.20%, 11/06/2018	2,121,883
1,490,000	2.40%, 04/01/2020	1,487,509
	ING Groep N.V.
345,000	3.15%, 03/29/2022	349,126
1,100,000	3.95%, 03/29/2027	1,146,778
	JP Morgan Chase & Co.
2,240,000	3.25%, 09/23/2022	2,293,428
2,000,000	4.95%, 03/25/2020	2,113,120
705,000	5.40%, 01/06/2042	885,316
2,600,000	Korea Development Bank 2.50%, 03/11/2020	2,580,260
470,000	Macquarie Bank Ltd. 2.40%, 01/21/2020(1)	468,848
	Morgan Stanley
4,875,000	2.50%, 01/24/2019	4,887,418
1,450,000	3.13%, 07/27/2026	1,430,178
1,800,000	3.63%, 01/20/2027	1,842,218
1,000,000	3.70%, 10/23/2024	1,033,328
515,000	4.30%, 01/27/2045	555,468
250,000	5.63%, 09/23/2019	263,454
4,250,000	National City Corp. 6.88%, 05/15/2019	4,505,997
4,905,000	NBK SPC Ltd. 2.75%, 05/30/2022(1)	4,821,615
1,755,000	Santander Holdings USA, Inc. 3.40%, 01/18/2023(1)	1,748,162
	Santander UK plc
1,375,000	2.50%, 03/14/2019	1,379,226
2,150,000	5.00%, 11/07/2023(1)	2,297,402
1,775,000	Societe Generale S.A. 3.25%, 01/12/2022(1)	1,791,259
640,000	SunTrust Bank 3.30%, 05/15/2026	633,850
	UBS Group Funding Switzerland AG
1,665,000	2.95%, 09/24/2020(1)	1,682,349
1,900,000	3.00%, 04/15/2021(1)	1,913,337
	Wells Fargo & Co.
4,344,000	4.48%, 01/16/2024	4,668,860
850,000	4.75%, 12/07/2046	949,993

		119,386,992

	Commercial Services - 0.4%
	Catholic Health Initiatives
765,000	2.60%, 08/01/2018	767,432
1,854,000	2.95%, 11/01/2022	1,837,950
245,000	4.35%, 11/01/2042	236,517
	ERAC USA Finance LLC
655,000	2.35%, 10/15/2019(1)	653,131
1,800,000	4.50%, 08/16/2021(1)	1,898,456

The accompanying notes are an integral part of these financial statements.

71

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.6% - (continued)
	Commercial Services - 0.4% - (continued)
$1,500,000	5.63%, 03/15/2042(1)	$1,771,194
2,545,000	Total System Services, Inc. 3.80%, 04/01/2021	2,608,539

		9,773,219

	Diversified Financial Services - 0.9%
1,655,000	Capital One Bank USA NA 2.15%, 11/21/2018	1,655,043
2,475,000	CDP Financial, Inc. 4.40%, 11/25/2019(1)	2,572,194
	GE Capital International Funding Co.
1,139,000	2.34%, 11/15/2020	1,133,749
2,222,000	4.42%, 11/15/2035	2,404,774
1,910,000	LeasePlan Corp. N.V. 2.88%, 01/22/2019(1)	1,911,294
7,637,711	Postal Square L.P. 8.95%, 06/15/2022	8,874,859
	Synchrony Financial
2,045,000	2.60%, 01/15/2019	2,048,868
520,000	2.70%, 02/03/2020	521,300
355,000	3.00%, 08/15/2019	357,469

		21,479,550

	Electric - 2.1%
1,300,000	Berkshire Hathaway Energy Co. 4.50%, 02/01/2045	1,453,310
1,960,000	Cleveland Electric Illuminating Co. 3.50%, 04/01/2028(1)	1,962,140
	Dominion Energy, Inc.
2,850,000	3.63%, 12/01/2024	2,949,591
1,750,000	4.10%, 04/01/2021(7)	1,821,135
725,000	Dominion Energy, Inc. 2.96%, 07/01/2019(7)	730,613
1,200,000	Duke Energy Carolinas LLC 6.10%, 06/01/2037	1,587,942
855,000	Duke Energy Corp. 2.65%, 09/01/2026	819,233
1,375,000	Electricite de France S.A. 10 year USD Swap + 3.041%, 5.63%, 01/22/2024(1)(5)(8)	1,419,687
365,000	Emera U.S. Finance L.P. 2.70%, 06/15/2021	364,111
1,305,000	Entergy Corp. 2.95%, 09/01/2026	1,269,692
285,000	Eversource Energy 3.15%, 01/15/2025	286,076
1,995,000	FirstEnergy Corp. 3.90%, 07/15/2027	2,044,168
1,705,000	Fortis, Inc. 3.06%, 10/04/2026	1,646,254
1,000,000	Georgia Power Co. 5.95%, 02/01/2039	1,260,399
1,275,000	Indianapolis Power and Light Co. 6.60%, 06/01/2037(1)	1,641,747
515,000	Infraestructura Energetica Nova S.A.B. de C.V. 4.88%, 01/14/2048(1)	495,044
1,700,000	NextEra Energy Capital Holdings, Inc. 3.55%, 05/01/2027	1,731,695
340,000	NiSource Finance Corp. 4.80%, 02/15/2044	384,881

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.6% - (continued)
	Electric - 2.1% - (continued)
$750,000	Oglethorpe Power Corp. 5.25%, 09/01/2050	$862,206
	Oncor Electric Delivery Co. LLC
385,000	2.95%, 04/01/2025	384,121
1,185,000	4.10%, 06/01/2022	1,248,156
	Pacific Gas & Electric Co.
695,000	3.85%, 11/15/2023	724,788
100,000	3.95%, 12/01/2047(1)	99,389
45,000	4.30%, 03/15/2045	47,021
45,000	4.75%, 02/15/2044	49,886
550,000	5.13%, 11/15/2043	642,053
1,125,000	5.40%, 01/15/2040	1,356,915
851,000	5.80%, 03/01/2037	1,061,975
265,000	6.05%, 03/01/2034	334,017
55,000	6.25%, 03/01/2039	71,492
55,000	6.35%, 02/15/2038	72,719
	SCANA Corp.
2,031,000	4.13%, 02/01/2022	2,074,209
2,780,000	4.75%, 05/15/2021	2,882,623
1,100,000	6.25%, 04/01/2020	1,167,708
	South Carolina Electric & Gas Co.
215,000	4.35%, 02/01/2042	224,607
205,000	4.60%, 06/15/2043	221,460
1,180,000	6.05%, 01/15/2038	1,474,863
2,000,000	Southern California Edison Co. 5.55%, 01/15/2037	2,520,058
	Southern Co.
1,450,000	2.75%, 06/15/2020	1,459,182
2,050,000	2.95%, 07/01/2023	2,051,004
	State Grid Overseas Investment Ltd.
1,795,000	2.75%, 05/07/2019(1)	1,801,630
1,485,000	2.75%, 05/04/2022(1)	1,471,938
1,490,000	3.50%, 05/04/2027(1)	1,497,203

		49,668,941

	Engineering & Construction - 0.1%
1,300,000	Mexico City Airport Trust 5.50%, 07/31/2047(1)	1,283,750
1,235,000	SBA Tower Trust 2.88%, 07/09/2021(1)	1,225,737

		2,509,487

	Food - 0.3%
	Kraft Heinz Foods Co.
530,000	3.00%, 06/01/2026	510,008
2,030,000	3.50%, 07/15/2022	2,076,186
1,890,000	4.38%, 06/01/2046	1,872,139
	Kroger Co.
620,000	3.30%, 01/15/2021	632,316
1,065,000	4.00%, 02/01/2024	1,106,462
250,000	4.45%, 02/01/2047	249,622
680,000	Sigma Alimentos S.A. de C.V. 4.13%, 05/02/2026(1)	685,950

		7,132,683

	Forest Products & Paper - 0.0%
260,000	International Paper Co. 4.35%, 08/15/2048	271,450

	Gas - 0.2%
330,000	Boston Gas Co. 3.15%, 08/01/2027(1)	328,939

The accompanying notes are an integral part of these financial statements.

72

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.6% - (continued)
	Gas - 0.2% - (continued)
$1,870,000	KeySpan Gas East Corp. 2.74%, 08/15/2026(1)	$1,817,838
1,910,000	Sempra Energy 3.25%, 06/15/2027	1,900,658

		4,047,435

	Healthcare - Products - 0.1%
	Medtronic, Inc.
545,000	2.50%, 03/15/2020	548,226
775,000	3.15%, 03/15/2022	793,790
1,230,000	3.50%, 03/15/2025	1,275,937
310,000	3.63%, 03/15/2024	324,651
192,000	4.38%, 03/15/2035	216,444

		3,159,048

	Healthcare - Services - 0.6%
1,655,000	Aetna, Inc. 2.80%, 06/15/2023	1,628,820
	Anthem, Inc.
421,000	3.30%, 01/15/2023	427,174
580,000	4.38%, 12/01/2047	616,680
675,000	4.65%, 08/15/2044	741,307
590,000	Catholic Health Initiatives 4.20%, 08/01/2023	610,971
	Dignity Health
180,000	2.64%, 11/01/2019	179,783
380,000	3.81%, 11/01/2024	392,338
1,353,000	4.50%, 11/01/2042	1,354,303
1,770,000	Humana, Inc. 2.90%, 12/15/2022	1,767,067
521,000	Kaiser Foundation Hospitals 3.50%, 04/01/2022	536,345
2,000,000	Mercy Health 3.56%, 08/01/2027	2,008,315
1,885,000	SSM Health Care Corp. 3.82%, 06/01/2027	1,954,777
	UnitedHealth Group, Inc.
920,000	3.35%, 07/15/2022	950,020
1,440,000	3.75%, 07/15/2025	1,517,796

		14,685,696

	Household Products - 0.2%
4,771,456	Procter & Gamble Co. 9.36%, 01/01/2021	5,284,817

	Insurance - 0.4%
1,445,000	Berkshire Hathaway, Inc. 2.75%, 03/15/2023	1,454,443
	Chubb INA Holdings, Inc.
495,000	2.30%, 11/03/2020	494,212
840,000	3.35%, 05/15/2024	865,202
200,000	Five Corners Funding Trust 4.42%, 11/15/2023(1)	214,326
550,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023(1)	579,552
	MetLife, Inc.
2,205,000	3.60%, 04/10/2024	2,306,810
795,000	4.88%, 11/13/2043	932,913
2,220,000	Trinity Acquisition plc 4.40%, 03/15/2026	2,347,847

		9,195,305

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.6% - (continued)
	Internet - 0.3%
	Alibaba Group Holding Ltd.
$200,000	2.50%, 11/28/2019	$200,583
1,775,000	3.40%, 12/06/2027	1,774,552
1,045,000	3.60%, 11/28/2024	1,084,044
	Amazon.com, Inc.
1,250,000	2.50%, 11/29/2022	1,249,359
580,000	2.80%, 08/22/2024(1)	578,237
475,000	4.25%, 08/22/2057(1)	518,175
1,020,000	4.80%, 12/05/2034	1,197,204
480,000	4.95%, 12/05/2044	583,471

		7,185,625

	IT Services - 0.1%
	Apple, Inc.
80,000	2.45%, 08/04/2026	76,676
546,000	3.25%, 02/23/2026	557,228
1,360,000	3.45%, 05/06/2024	1,410,349

		2,044,253

	Lodging - 0.1%
	Marriott International, Inc.
1,310,000	2.30%, 01/15/2022	1,286,130
1,900,000	2.88%, 03/01/2021	1,912,211

		3,198,341

	Machinery - Construction & Mining - 0.1%
1,500,000	Caterpillar Financial Services Corp. 3.30%, 06/09/2024	1,541,066

	Media - 0.6%
	21st Century Fox America, Inc.
385,000	4.00%, 10/01/2023	402,586
1,275,000	4.50%, 02/15/2021	1,347,574
	Charter Communications Operating LLC / Charter Communications Operating Capital
485,000	5.38%, 05/01/2047	497,294
150,000	6.48%, 10/23/2045	174,890
2,050,000	Comcast Corp. 4.40%, 08/15/2035	2,241,254
	Cox Communications, Inc.
80,000	4.60%, 08/15/2047(1)	80,743
2,320,000	4.80%, 02/01/2035(1)	2,364,210
	Sky plc
1,265,000	2.63%, 09/16/2019(1)	1,267,463
2,386,000	3.75%, 09/16/2024(1)	2,488,495
	Time Warner Cable LLC
395,000	6.55%, 05/01/2037	464,549
250,000	7.30%, 07/01/2038	313,366
480,000	8.25%, 04/01/2019	513,018
40,000	8.75%, 02/14/2019	42,649
130,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	157,837
835,000	Viacom, Inc. 3.88%, 12/15/2021	851,703

		13,207,631

	Mining - 0.1%
1,575,000	Glencore Finance Canada Ltd. 4.25%, 10/25/2022(1)	1,650,285

	Miscellaneous Manufacturing - 0.0%
1,165,000	Pentair Finance S.a.r.l. 2.90%, 09/15/2018	1,169,584

The accompanying notes are an integral part of these financial statements.

73

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.6% - (continued)
	Oil & Gas - 1.4%
$1,665,000	Anadarko Petroleum Corp. 4.85%, 03/15/2021	$1,758,300
1,200,000	BG Energy Capital plc 4.00%, 10/15/2021(1)	1,258,233
	BP Capital Markets plc
655,000	3.25%, 05/06/2022	671,362
140,000	3.99%, 09/26/2023	148,893
2,850,000	4.75%, 03/10/2019	2,938,462
	ConocoPhillips Co.
195,000	2.88%, 11/15/2021	197,267
655,000	3.35%, 05/15/2025	674,628
296,000	4.20%, 03/15/2021	311,264
395,000	4.30%, 11/15/2044	431,964
130,000	4.95%, 03/15/2026	147,560
2,695,000	Devon Energy Corp. 3.25%, 05/15/2022	2,741,340
920,000	Marathon Oil Corp. 2.70%, 06/01/2020	920,128
1,231,000	Noble Energy, Inc. 4.15%, 12/15/2021	1,282,726
	Petroleos Mexicanos
40,000	5.38%, 03/13/2022(1)	42,400
2,900,000	5.50%, 01/21/2021	3,076,900
2,425,000	6.75%, 09/21/2047	2,531,336
3,540,000	Pioneer Natural Resources Co. 7.50%, 01/15/2020	3,882,743
	Shell International Finance B.V.
691,000	3.25%, 05/11/2025	710,132
500,000	4.38%, 03/25/2020	522,840
3,950,000	Sinopec Group Overseas Development Ltd. 2.50%, 04/28/2020(1)	3,929,170
	Statoil ASA
340,000	2.25%, 11/08/2019	339,973
160,000	2.45%, 01/17/2023	159,049
495,000	2.75%, 11/10/2021	501,671
1,850,000	2.90%, 11/08/2020	1,880,505
210,000	3.25%, 11/10/2024	215,892
45,000	3.70%, 03/01/2024	47,277
1,375,000	Total Capital International S.A. 2.70%, 01/25/2023	1,382,882

		32,704,897

	Oil & Gas Services - 0.1%
940,000	Schlumberger Holdings Corp. 3.00%, 12/21/2020(1)	952,175
1,625,000	Schlumberger Investment S.A. 3.65%, 12/01/2023	1,710,739

		2,662,914

	Pharmaceuticals - 1.1%
270,000	AbbVie, Inc. 3.20%, 11/06/2022	274,171
	Allergan Funding SCS
1,195,000	3.00%, 03/12/2020	1,205,751
645,000	3.45%, 03/15/2022	655,355
1,950,000	3.80%, 03/15/2025	1,985,191
715,000	4.55%, 03/15/2035	756,589
600,000	4.85%, 06/15/2044	642,255
	Allergan Sales LLC
142,000	4.88%, 02/15/2021(1)	150,311
800,000	5.00%, 12/15/2021(1)	855,581

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.6% - (continued)
	Pharmaceuticals - 1.1% - (continued)
	Bayer U.S. Finance LLC
$260,000	2.38%, 10/08/2019(1)	$260,144
1,215,000	3.00%, 10/08/2021(1)	1,227,472
	Cardinal Health, Inc.
990,000	2.40%, 11/15/2019	989,409
445,000	3.08%, 06/15/2024	438,063
880,000	3.50%, 11/15/2024	884,071
1,035,000	4.50%, 11/15/2044	1,050,403
2,015,000	EMD Finance LLC 2.95%, 03/19/2022(1)	2,023,654
1,525,000	Express Scripts Holding Co. 2.25%, 06/15/2019	1,522,536
	McKesson Corp.
100,000	2.85%, 03/15/2023	99,657
650,000	3.80%, 03/15/2024	673,266
	Merck & Co., Inc.
1,960,000	2.75%, 02/10/2025	1,952,065
1,640,000	2.80%, 05/18/2023	1,653,653
1,925,000	Mylan N.V. 3.00%, 12/15/2018	1,935,294
755,000	Teva Pharmaceutical Finance Co. B.V. 3.65%, 11/10/2021	718,230
3,665,000	Teva Pharmaceutical Finance Netherlands B.V. 2.80%, 07/21/2023	3,191,520

		25,144,641

	Pipelines - 0.6%
235,000	Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 3.50%, 12/01/2022	234,554
990,000	Columbia Pipeline Group, Inc. 2.45%, 06/01/2018	990,585
872,000	Energy Transfer L.P. 7.60%, 02/01/2024	1,007,352
375,000	Energy Transfer L.P. / Regency Energy Finance Corp. 4.50%, 11/01/2023	387,728
1,500,000	Kinder Morgan Energy Partners L.P. 6.95%, 01/15/2038	1,865,019
2,425,000	Phillips 66 Partners L.P. 3.61%, 02/15/2025	2,443,190
	Sunoco Logistics Partners Operations L.P.
1,200,000	3.90%, 07/15/2026	1,174,281
509,000	4.40%, 04/01/2021	529,322
800,000	5.35%, 05/15/2045	794,971
1,036,000	TransCanada PipeLines Ltd. 4.88%, 01/15/2026	1,159,954
2,470,000	Western Gas Partners L.P. 4.00%, 07/01/2022	2,519,837

		13,106,793

	Real Estate - 0.1%
	WEA Finance LLC / Westfield UK & Europe Finance plc
730,000	2.70%, 09/17/2019(1)	733,941
1,400,000	3.25%, 10/05/2020(1)	1,424,516

		2,158,457

	Real Estate Investment Trusts - 0.4%
	American Tower Corp.
975,000	3.45%, 09/15/2021	996,534
1,110,000	5.00%, 02/15/2024	1,215,858

The accompanying notes are an integral part of these financial statements.

74

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.6% - (continued)
	Real Estate Investment Trusts - 0.4% - (continued)
$760,000	AvalonBay Communities, Inc. 3.63%, 10/01/2020	$782,353
1,950,000	Brandywine Operating Partnership L.P. 3.95%, 11/15/2027	1,935,564
2,960,000	HCP, Inc. 4.00%, 06/01/2025	3,046,925
1,735,000	Scentre Group Trust 2.38%, 11/05/2019(1)	1,731,283

		9,708,517

	Retail - 0.4%
	AutoZone, Inc.
900,000	3.13%, 07/15/2023	899,929
1,908,000	3.70%, 04/15/2022	1,968,410
	CVS Health Corp.
2,100,000	4.00%, 12/05/2023	2,183,401
685,000	4.88%, 07/20/2035	758,274
1,185,000	5.13%, 07/20/2045	1,358,122
325,000	Home Depot, Inc. 4.40%, 03/15/2045	368,051
850,000	Lowe’s Cos., Inc. 4.63%, 04/15/2020	886,190
1,435,000	O’Reilly Automotive, Inc. 3.80%, 09/01/2022	1,509,611

		9,931,988

	Savings & Loans - 0.1%
1,610,000	Nationwide Building Society 2.35%, 01/21/2020(1)	1,608,987

	Semiconductors - 0.1%
1,560,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.63%, 01/15/2024(1)	1,551,240
1,220,000	QUALCOMM, Inc. 2.10%, 05/20/2020	1,214,869

		2,766,109

	Software - 0.2%
	Microsoft Corp.
1,605,000	2.40%, 08/08/2026	1,547,806
1,230,000	3.70%, 08/08/2046	1,282,289
2,300,000	Oracle Corp. 3.25%, 11/15/2027	2,339,020

		5,169,115

	Telecommunications - 0.6%
	America Movil S.A.B. de C.V.
635,000	3.13%, 07/16/2022	642,564
390,000	6.13%, 03/30/2040	495,577
	AT&T, Inc.
355,000	3.95%, 01/15/2025	363,472
2,185,000	4.45%, 04/01/2024	2,311,319
1,240,000	4.50%, 03/09/2048	1,161,856
715,000	GTP Acquisition Partners I LLC 2.35%, 06/15/2020(1)	708,996
	Orange S.A.
2,200,000	4.13%, 09/14/2021	2,325,092
576,000	9.00%, 03/01/2031	864,170
	Verizon Communications, Inc.
2,300,000	2.95%, 03/15/2022	2,314,010
1,911,000	4.52%, 09/15/2048	1,881,662

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.6% - (continued)
	Telecommunications - 0.6% - (continued)
$715,000	4.75%, 11/01/2041	$728,911
283,000	4.81%, 03/15/2039	296,077

		14,093,706

	Transportation - 0.2%
1,435,000	FedEx Corp. 5.10%, 01/15/2044	1,669,967
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
1,685,000	3.20%, 07/15/2020(1)	1,710,133
1,100,000	3.38%, 02/01/2022(1)	1,120,594

		4,500,694

	Water - 0.0%
625,000	American Water Capital Corp. 2.95%, 09/01/2027	618,538

	Total Corporate Bonds (cost $428,479,190)	$442,322,882

FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
	Mexico - 0.1%
	Mexico Government International Bond
1,674,000	4.00%, 10/02/2023	$1,751,841
150,000	4.75%, 03/08/2044	151,650

		1,903,491

	Qatar - 0.3%
	Qatar Government International Bond
4,990,000	2.38%, 06/02/2021(1)	4,897,685
2,635,000	5.25%, 01/20/2020(1)	2,766,719

		7,664,404

	Saudi Arabia - 0.1%
	Saudi Government International Bond
935,000	2.38%, 10/26/2021(1)	912,055
1,680,000	2.88%, 03/04/2023(1)	1,651,477

		2,563,532

	South Korea - 0.1%
2,300,000	Export-Import Bank of Korea 1.75%, 05/26/2019	2,271,864

	Total Foreign Government Obligations (cost $14,396,816)	$14,403,291

MUNICIPAL BONDS - 1.5%
	General - 0.5%
	Chicago, IL, Transit Auth
265,000	6.30%, 12/01/2021	$284,655
1,985,000	6.90%, 12/01/2040	2,691,442
365,000	City of Sacramento CA 6.42%, 08/01/2023	416,286
1,345,000	Kansas, Development FA 4.93%, 04/15/2045	1,532,789
2,400,000	New Jersey State, Econ DA 3.80%, 06/15/2018	2,415,144
3,530,000	New York State Urban Development Corp. 2.10%, 03/15/2022	3,515,103

The accompanying notes are an integral part of these financial statements.

75

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 1.5% - (continued)
	General - 0.5% - (continued)
$600,000	San Jose Redev. Agcy. Successor Agcy. 3.38%, 08/01/2034	$591,120

		11,446,539

	General Obligation - 0.5%
	California State, GO Taxable
1,100,000	7.35%, 11/01/2039	1,650,792
1,235,000	7.55%, 04/01/2039	1,943,408
685,000	Chicago, IL, Metropolitan Water Reclamation GO 5.72%, 12/01/2038	890,706
	Illinois State, GO
3,780,000	5.10%, 06/01/2033	3,773,725
75,000	5.16%, 02/01/2018	75,166
590,000	5.20%, 03/01/2018	592,938
2,320,000	5.67%, 03/01/2018	2,332,621
1,785,000	Los Angeles, CA, USD GO 5.75%, 07/01/2034	2,276,214

		13,535,570

	Higher Education - 0.1%
1,460,000	University of California, Build America Bonds Rev 5.77%, 05/15/2043	1,909,622

	Medical - 0.1%
980,000	University of California, Regents MedCenter Pooled Rev 6.58%, 05/15/2049	1,378,595

	Power - 0.0%
485,000	New York, Utility Debt Securitization Auth 3.44%, 12/15/2025	498,983

	Transportation - 0.2%
1,875,000	Illinois State Toll Highway Auth, Taxable Rev 6.18%, 01/01/2034	2,433,656
	New York and New Jersey PA, Taxable Rev
685,000	4.81%, 10/15/2065	834,446
570,000	6.04%, 12/01/2029	726,186
1,000,000	North Texas Tollway Auth Rev 6.72%, 01/01/2049	1,521,290

		5,515,578

	Utility - Electric - 0.1%
1,295,000	Municipal Electric Auth Georgia 6.64%, 04/01/2057	1,659,983

	Total Municipal Bonds (cost $31,679,838)	$35,944,870

U.S. GOVERNMENT AGENCIES - 0.5%
	FHLMC - 0.0%
36,584	1 year CMT + 2.235%, 3.17%, 04/01/2029(5)	$37,872
34,618	4.00%, 03/01/2041	36,346

		74,218

	FNMA - 0.3%
1,089,493	1 mo. USD LIBOR + 0.400%, 1.64%, 10/25/2024(5)	1,088,864
78,432	4.50%, 11/01/2023	83,512

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 0.5% - (continued)
	FNMA - 0.3% - (continued)
$135,857	4.50%, 03/01/2038	$145,003
83,167	4.50%, 11/01/2039	88,840
52,747	4.50%, 04/01/2040	56,922
132,930	4.50%, 08/01/2040	142,509
50,031	4.50%, 02/01/2041	53,646
619,396	4.50%, 04/01/2041	663,996
434,636	4.50%, 06/01/2041	466,005
573,298	4.50%, 07/01/2041	614,339
199,362	4.50%, 09/01/2041	212,616
95,395	4.50%, 07/01/2044	102,379
1,850,000	4.50%, 01/01/2048(9)	1,968,226
1,250	5.00%, 02/01/2019	1,272
15,031	5.00%, 04/01/2019	15,302

		5,703,431

	GNMA - 0.2%
106,397	5.00%, 07/15/2037	115,406
15,323	6.00%, 06/15/2024	17,132
5,846	6.00%, 07/15/2026	6,536
7,860	6.00%, 01/15/2028	8,788
2,398	6.00%, 03/15/2028	2,707
53,912	6.00%, 04/15/2028	60,312
94,285	6.00%, 05/15/2028	105,412
20,893	6.00%, 06/15/2028	23,359
53,461	6.00%, 07/15/2028	59,770
18,813	6.00%, 08/15/2028	21,033
73,914	6.00%, 09/15/2028	82,637
115,501	6.00%, 10/15/2028	128,642
172,398	6.00%, 11/15/2028	192,744
129,099	6.00%, 12/15/2028	144,333
3,362	6.00%, 12/15/2031	3,843
29,801	6.00%, 09/15/2032	34,258
9,682	6.00%, 11/15/2032	10,961
2,053	6.00%, 04/15/2033	2,295
95,898	6.00%, 06/15/2033	108,037
39,975	6.00%, 10/15/2033	45,174
5,071	6.00%, 11/15/2033	5,723
81,726	6.00%, 10/15/2034	92,065
60,210	6.00%, 01/15/2035	67,316
7,640	6.00%, 05/15/2035	8,542
11,852	6.00%, 06/15/2035	13,251
926	6.50%, 03/15/2026	1,027
5,046	6.50%, 01/15/2028	5,598
65,525	6.50%, 03/15/2028	72,695
121,054	6.50%, 04/15/2028	134,299
38,271	6.50%, 05/15/2028	42,459
193,913	6.50%, 06/15/2028	215,129
7,142	6.50%, 10/15/2028	7,924
3,486	6.50%, 02/15/2035	3,982
22,035	7.00%, 11/15/2031	24,764
10,720	7.00%, 03/15/2032	12,076
1,332,454	7.00%, 11/15/2032	1,573,336
185,733	7.00%, 01/15/2033	216,005
201,050	7.00%, 05/15/2033	233,117
37,706	7.00%, 07/15/2033	43,228
238,711	7.00%, 11/15/2033	277,031
96,112	7.50%, 09/16/2035	111,041
187	8.00%, 09/15/2026	203
125	8.00%, 11/15/2026	137
11,049	8.00%, 12/15/2026	12,680
150	8.00%, 09/15/2027	156

The accompanying notes are an integral part of these financial statements.

76

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 0.5% - (continued)
	GNMA - 0.2% - (continued)
$7,300	8.00%, 07/15/2029	$8,540
3,250	8.00%, 11/15/2029	3,260
17,285	8.00%, 12/15/2029	18,083
4,313	8.00%, 01/15/2030	4,436
6,232	8.00%, 02/15/2030	6,400
927	8.00%, 03/15/2030	941
54,380	8.00%, 04/15/2030	55,032
5,668	8.00%, 05/15/2030	5,886
44,652	8.00%, 06/15/2030	46,959
2,395	8.00%, 07/15/2030	2,504
72,451	8.00%, 08/15/2030	74,395
16,399	8.00%, 09/15/2030	16,852
8,991	8.00%, 11/15/2030	9,182
144,628	8.00%, 12/15/2030	158,399
263	8.00%, 02/15/2031	274
5,722	9.00%, 06/15/2022	5,794

		4,764,100

	Total U.S. Government Agencies (cost $10,047,197)	$10,541,749

U.S. GOVERNMENT SECURITIES - 7.6%
	U.S. Treasury Securities - 7.6%
	U.S. Treasury Bonds - 3.5%
19,450,000	2.50%, 02/15/2045(10)	$18,542,080
2,780,000	2.50%, 05/15/2046	2,644,475
5,720,000	2.75%, 08/15/2047	5,727,150
860,000	2.75%, 11/15/2047	861,411
10,450,800	2.88%, 05/15/2043	10,745,954
1,080,000	3.00%, 02/15/2047	1,135,814
2,280,000	3.00%, 05/15/2047	2,397,117
8,195,000	3.13%, 08/15/2044	8,808,024
4,630,000	3.38%, 05/15/2044	5,195,547
21,300,000	4.38%, 02/15/2038	27,228,223

		83,285,795

	U.S. Treasury Notes - 4.1%
22,797,174	0.38%, 01/15/2027(11)	22,632,905
5,815,000	1.25%, 03/31/2021	5,671,442
550,000	1.38%, 09/30/2020	541,621
5,570,000	1.38%, 01/31/2021	5,463,822
1,600,000	1.50%, 05/15/2020	1,584,688
40,920,000	1.50%, 03/31/2023	39,449,437
5,985,000	1.75%, 09/30/2019	5,971,440
1,100,000	1.75%, 06/30/2022	1,080,105
2,000,000	1.88%, 04/30/2022	1,976,094
9,090,000	2.25%, 08/15/2027	8,962,172
3,630,000	2.38%, 05/15/2027	3,619,649

		96,953,375

		180,239,170

	Total U.S. Government Securities (cost $173,820,495)	$180,239,170

	Total Long-Term Investments (cost $1,839,641,025)	$2,361,245,123

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.3%
	Other Investment Pools & Funds - 0.3%
$7,489,620	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.21%(12)	$7,489,620

	Total Short-Term Investments (cost $7,489,620)	$7,489,620

Total Investments (cost $1,847,130,645)	99.8%	$2,368,734,743
Other Assets and Liabilities	0.2%	4,246,295

Total Net Assets	100.0%	$2,372,981,038

The accompanying notes are an integral part of these financial statements.

77

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2017, the aggregate value of these securities was $187,362,105, which represented 7.9% of total net assets.

(2)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At December 31, 2017, the aggregate value of these securities was $5,636,474, which represents 0.2% of total net assets.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2017, the aggregate fair value of these securities was $5,636,474, which represented 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Investment valued using significant unobservable inputs.

(5)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2017.

(6)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(7)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(8)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(9)	Represents or includes a TBA transaction.

(10)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(11)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(12)	Current yield as of period end.

Futures Contracts Outstanding at December 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10-Year Note Future	218	03/20/2018	$27,042,219	$188,302

Total futures contracts				$188,302

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

78

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TBA	To Be Announced

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

79

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Banks	$170,359,442	$170,359,442	$—	$—
Capital Goods	115,122,699	115,122,699	—	—
Commercial & Professional Services	28,905,200	28,905,200	—	—
Consumer Durables & Apparel	34,041,136	34,041,136	—	—
Consumer Services	33,413,000	33,413,000	—	—
Diversified Financials	36,358,393	36,358,393	—	—
Energy	101,998,513	101,998,513	—	—
Food, Beverage & Tobacco	71,856,583	51,020,333	20,836,250	—
Health Care Equipment & Services	80,495,380	80,495,380	—	—
Household & Personal Products	15,048,704	15,048,704	—	—
Insurance	69,342,179	69,342,179	—	—
Materials	51,835,097	51,835,097	—	—
Media	49,099,909	49,099,909	—	—
Pharmaceuticals, Biotechnology & Life Sciences	146,053,475	118,255,911	27,797,564	—
Real Estate	18,588,140	18,588,140	—	—
Retailing	83,196,233	77,559,759	—	5,636,474
Semiconductors & Semiconductor Equipment	100,192,449	100,192,449	—	—
Software & Services	207,779,399	207,779,399	—	—
Technology Hardware & Equipment	103,618,419	103,618,419	—	—
Transportation	28,229,391	28,229,391	—	—
Utilities	37,487,162	37,487,162	—	—
Asset & Commercial Mortgage Backed Securities	94,772,258	—	94,772,258	—
Corporate Bonds	442,322,882	—	442,322,882	—
Foreign Government Obligations	14,403,291	—	14,403,291	—
Municipal Bonds	35,944,870	—	35,944,870	—
U.S. Government Agencies	10,541,749	—	10,541,749	—
U.S. Government Securities	180,239,170	—	180,239,170	—
Short-Term Investments	7,489,620	7,489,620	—	—
Futures Contracts(2)	188,302	188,302	—	—

Total	$2,368,923,045	$1,536,428,537	$826,858,034	$5,636,474

(1)	For the year ended December 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2017 is not presented.

The accompanying notes are an integral part of these financial statements.

80

Hartford Capital Appreciation HLS Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3%
	Automobiles & Components - 2.2%
1,156,175	General Motors Co.	$47,391,613
919,024	Goodyear Tire & Rubber Co.	29,693,666
137,833	Magna International, Inc.	7,811,633
519,800	Tata Motors Ltd. ADR*	17,189,786
152,850	Valeo S.A.	11,385,914

		113,472,612

	Banks - 6.8%
3,103,439	Banco Santander S.A.	20,346,863
508,228	Bank of America Corp.	15,002,890
242,100	Bank of the Ozarks, Inc.	11,729,745
123,387	BB&T Corp.	6,134,802
2,555,500	China Merchants Bank Co., Ltd. Class H	10,117,384
1,139,300	Citigroup, Inc.	84,775,313
2,162,996	ICICI Bank Ltd. ADR	21,045,951
2,110,796	Itau Unibanco Holding S.A. ADR	27,440,348
55,871	JP Morgan Chase & Co.	5,974,845
443,539	KeyCorp	8,946,182
390,766	People’s United Financial, Inc.	7,307,324
540,755	PNC Financial Services Group, Inc.	78,025,539
210,594	SunTrust Banks, Inc.	13,602,266
432,058	UniCredit S.p.A.*	8,059,708
385,776	Wells Fargo & Co.	23,405,030

		341,914,190

	Capital Goods - 4.0%
650,010	AerCap Holdings N.V.*	34,197,026
144,280	Airbus SE	14,339,516
137,676	Cie de Saint-Gobain	7,577,167
48,857	Deere & Co.	7,646,609
143,993	Eaton Corp. plc	11,376,887
114,862	Emerson Electric Co.	8,004,733
44,612	General Dynamics Corp.	9,076,311
52,178	Harris Corp.	7,391,014
350,600	Harry’s, Inc.*(1)(2)(3)(4)	4,733,100
75,773	IDEX Corp.	9,999,763
119,668	Ingersoll-Rand plc	10,673,189
319,400	Komatsu Ltd.	11,543,024
48,371	L3 Technologies, Inc.	9,570,202
57,443	Lockheed Martin Corp.	18,442,075
46,650	Middleby Corp.*	6,295,418
41,629	Rockwell Automation, Inc.	8,173,854
914,530	Sanwa Holdings Corp.	12,567,907
132,406	Xylem, Inc.	9,030,089

		200,637,884

	Commercial & Professional Services - 2.2%
85,391	Dun & Bradstreet Corp.	10,111,148
77,158	Equifax, Inc.	9,098,471
360,344	Herman Miller, Inc.	14,431,777
220,711	IHS Markit Ltd.*	9,965,102
215,565	Republic Services, Inc.	14,574,350
1,008,192	Steelcase, Inc. Class A	15,324,518
443,761	TransUnion*	24,389,105
155,022	Waste Connections, Inc.	10,997,261

		108,891,732

	Consumer Durables & Apparel - 2.1%
39,057,860	Global Brands Group Holding Ltd.*	3,194,567
1,087,852	NIKE, Inc. Class B	68,045,143
127,917	One Kings Lane, Inc. Escrow*(3)(4)	31,979

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Consumer Durables & Apparel - 2.1% - (continued)
362,545	Tapestry, Inc.	$16,035,365
1,188,463	Under Armour, Inc. Class A*	17,149,521
273,749	Under Armour, Inc. Class C*	3,646,337

		108,102,912

	Consumer Services - 3.2%
133,230	Dave & Buster’s Entertainment, Inc.*	7,350,299
514,432	DraftKings, Inc.*(1)(2)(3)(4)	730,493
318,928	Hilton Worldwide Holdings, Inc.	25,469,590
223,936	Las Vegas Sands Corp.	15,561,313
61,175	Marriott Vacations Worldwide Corp.	8,271,472
133,420	McDonald’s Corp.	22,964,250
519,907	Melco Resorts & Entertainment Ltd. ADR	15,098,099
120,768	New Oriental Education & Technology Group, Inc. ADR	11,352,192
150,692	Planet Fitness, Inc. Class A*	5,218,464
63,653	Royal Caribbean Cruises Ltd.	7,592,530
165,995	Wynn Resorts Ltd.	27,985,097
175,721	Yum! Brands, Inc.	14,340,591

		161,934,390

	Diversified Financials - 3.8%
547,539	American Express Co.	54,376,098
62,329	BlackRock, Inc.	32,019,031
572,569	Blackstone Group L.P.	18,333,659
90,990	Capital One Financial Corp.	9,060,784
194,088	Deutsche Bank AG	3,670,975
179,467	Intercontinental Exchange, Inc.	12,663,191
819,913	SLM Corp.*	9,265,017
678,736	TD Ameritrade Holding Corp.	34,703,772
892,079	UBS Group AG*	16,389,948

		190,482,475

	Energy - 3.9%
415,197	Anadarko Petroleum Corp.	22,271,167
109,953	Baker Hughes a GE Co.	3,478,913
1,444,832	Callon Petroleum Co.*	17,554,709
451,376	Canadian Natural Resources Ltd.	16,123,151
141,722	Cimarex Energy Co.	17,291,501
89,296	Diamondback Energy, Inc.*	11,273,620
456,323	Halliburton Co.	22,300,505
156,575	Hess Corp.	7,432,615
175,876	HollyFrontier Corp.	9,008,369
685,527	Kinder Morgan, Inc.	12,387,473
992,295	Laredo Petroleum, Inc.*	10,528,250
642,224	Marathon Oil Corp.	10,872,852
817,304	Newfield Exploration Co.*	25,769,595
305,500	Tenaris S.A. ADR	9,733,230

		196,025,950

	Food & Staples Retailing - 1.7%
158,710	Costco Wholesale Corp.	29,539,105
1,052,725	Kroger Co.	28,897,301
215,645	Seven & i Holdings Co., Ltd.	8,933,396
259,623	Walgreens Boots Alliance, Inc.	18,853,822

		86,223,624

	Food, Beverage & Tobacco - 3.1%
264,914	Altria Group, Inc.	18,917,509
270,626	Blue Buffalo Pet Products, Inc.*	8,873,827
333,150	British American Tobacco plc	22,520,542

The accompanying notes are an integral part of these financial statements.

81

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Food, Beverage & Tobacco - 3.1% - (continued)
178,977	Campbell Soup Co.	$8,610,583
580,389	Coca-Cola Co.	26,628,247
1,056,435	Diageo plc	38,722,966
63,106	Hershey Co.	7,163,162
45,395	Hostess Brands, Inc.*	672,300
410,190	Monster Beverage Corp.*	25,960,925

		158,070,061

	Health Care Equipment & Services - 6.2%
41,421	Align Technology, Inc.*	9,203,332
247,596	AMN Healthcare Services, Inc.*	12,194,103
477,715	Baxter International, Inc.	30,879,498
73,793	Becton Dickinson and Co.	15,796,130
442,846	Cardinal Health, Inc.	27,133,174
148,320	Danaher Corp.	13,767,062
127,621	DexCom, Inc.*	7,324,169
72,689	Edwards Lifesciences Corp.*	8,192,777
292,570	Envision Healthcare Corp.*	10,111,219
187,299	Hologic, Inc.*	8,007,032
124,507	Insulet Corp.*	8,590,983
11,506	Intuitive Surgical, Inc.*	4,199,000
324,961	McKesson Corp.	50,677,668
442,188	Medtronic plc	35,706,681
90,687	STERIS plc	7,932,392
96,676	Stryker Corp.	14,969,312
46,933	Teleflex, Inc.	11,677,869
155,278	UnitedHealth Group, Inc.	34,232,588
77,839	Veeva Systems, Inc. Class A*	4,302,940

		314,897,929

	Household & Personal Products - 0.9%
430,141	Colgate-Palmolive Co.	32,454,138
754,456	Coty, Inc. Class A	15,006,130

		47,460,268

	Insurance - 6.1%
143,557	Aflac, Inc.	12,601,433
402,423	American International Group, Inc.	23,976,362
369,753	Arthur J Gallagher & Co.	23,397,970
482,199	AXA S.A.	14,289,109
453,506	Chubb Ltd.	66,270,832
169,599	FNF Group	6,655,065
654,323	Lancashire Holdings Ltd.	6,018,770
108,683	Lincoln National Corp.	8,354,462
323,664	Marsh & McLennan Cos., Inc.	26,343,013
823,059	MetLife, Inc.	41,613,863
924,000	Ping An Insurance Group Co. of China Ltd. Class H	9,583,792
136,260	Principal Financial Group, Inc.	9,614,506
157,800	RenaissanceRe Holdings Ltd.	19,818,102
338,500	Tokio Marine Holdings, Inc.	15,396,007
153,937	Unum Group	8,449,602
513,049	XL Group Ltd.	18,038,803

		310,421,691

	Materials - 4.7%
727,117	ArcelorMittal*	23,493,150
325,754	Ball Corp.	12,329,789
140,700	Cabot Corp.	8,665,713
254,819	Celanese Corp. Series A	27,286,019
788,800	Cemex S.A.B. de C.V. ADR*	5,916,000

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Materials - 4.7% - (continued)
411,096	CRH plc	$14,754,239
98,250	Eastman Chemical Co.	9,101,880
6,344,637	Glencore plc*	33,207,591
129,635	International Paper Co.	7,511,052
120,907	Nucor Corp.	7,687,267
183,626	Packaging Corp. of America	22,136,114
153,004	PPG Industries, Inc.	17,873,927
120,197	Praxair, Inc.	18,592,072
344,417	Reliance Steel & Aluminum Co.	29,547,534

		238,102,347

	Media - 0.1%
423,196	SES S.A.	6,606,106
29,800	Weinstein Co. LLC*(1)(2)(3)(4)	—

		6,606,106

	Pharmaceuticals, Biotechnology & Life Sciences - 7.2%
233,621	Agilent Technologies, Inc.	15,645,598
313,303	Alkermes plc*	17,147,073
87,280	Allergan plc	14,277,262
110,359	Alnylam Pharmaceuticals, Inc.*	14,021,111
98,046	BeiGene Ltd. ADR*	9,581,055
37,763	Biogen, Inc.*	12,030,159
1,500,440	Bristol-Myers Squibb Co.	91,946,963
111,360	Eisai Co., Ltd.	6,326,314
235,682	Exact Sciences Corp.*	12,382,732
453,082	Ionis Pharmaceuticals, Inc.*	22,790,025
120,864	Johnson & Johnson	16,887,118
317,395	Merck & Co., Inc.	17,859,817
25,192	Mettler-Toledo International, Inc.*	15,606,948
542,330	Mylan N.V.*	22,945,982
476,250	Pfizer, Inc.	17,249,775
16,395	Regeneron Pharmaceuticals, Inc.*	6,163,864
23,765	TESARO, Inc.*	1,969,406
1,627,599	Teva Pharmaceutical Industries Ltd. ADR	30,843,001
70,810	Thermo Fisher Scientific, Inc.	13,445,403
23,230	Vertex Pharmaceuticals, Inc.*	3,481,248

		362,600,854

	Real Estate - 3.3%
67,447	American Tower Corp. REIT	9,622,663
67,944	AvalonBay Communities, Inc. REIT	12,121,889
221,561	CBRE Group, Inc. Class A, REIT*	9,595,807
518,400	Education Realty Trust, Inc. REIT	18,102,528
965,316	Host Hotels & Resorts, Inc. REIT	19,161,523
179,573	Public Storage REIT	37,530,757
177,020	Simon Property Group, Inc. REIT	30,401,415
822,066	STORE Capital Corp. REIT	21,406,599
152,538	Welltower, Inc. REIT	9,727,348

		167,670,529

	Retailing - 4.6%
8,451,700	Allstar Co.*(1)(2)(3)(4)	1,690,340
88,900	Best Buy Co., Inc.	6,086,983
243,104	CarMax, Inc.*	15,590,260
153,460	Ctrip.com International Ltd. ADR*	6,767,586
145,935	Dollar Tree, Inc.*	15,660,285
224,543	Expedia, Inc.	26,893,515
82,249	Genuine Parts Co.	7,814,477
102,991	Home Depot, Inc.	19,519,884
17,385	Honest Co.*(1)(2)(3)(4)	307,367

The accompanying notes are an integral part of these financial statements.

82

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Retailing - 4.6% - (continued)
958,800	Macy’s, Inc.	$24,152,172
84,135	Netflix, Inc.*	16,150,555
15,159	Priceline Group, Inc.*	26,342,401
157,749	Ross Stores, Inc.	12,659,357
516,386	TJX Cos., Inc.	39,482,874
115,140	Tory Burch LLC*(1)(2)(3)(4)	5,663,721
94,671	Wayfair, Inc. Class A*	7,599,241

		232,381,018

	Semiconductors & Semiconductor Equipment - 5.2%
810,300	Advanced Micro Devices, Inc.*	8,329,884
55,129	Broadcom Ltd.	14,162,640
33,048	Cavium, Inc.*	2,770,414
413,027	KLA-Tencor Corp.	43,396,747
954,671	Marvell Technology Group Ltd.	20,496,786
172,116	Microchip Technology, Inc.	15,125,554
990,413	Micron Technology, Inc.*	40,725,783
124,252	NVIDIA Corp.	24,042,762
624,194	QUALCOMM, Inc.	39,960,900
178,641	Silicon Motion Technology Corp. ADR	9,460,827
1,649,190	Taiwan Semiconductor Manufacturing Co., Ltd.	12,627,967
344,600	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	13,663,390
410,754	Teradyne, Inc.	17,198,270

		261,961,924

	Software & Services - 14.0%
217,752	Accenture plc Class A	33,335,654
109,555	Adobe Systems, Inc.*	19,198,418
252,440	Alibaba Group Holding Ltd. ADR*	43,528,229
73,334	Alphabet, Inc. Class C*	76,736,698
187,529	Amdocs Ltd.	12,279,399
302,067	Atlassian Corp. plc Class A*	13,750,090
113,556	CoStar Group, Inc.*	33,720,454
234,719	Delivery Hero AG*(2)	9,293,705
118,276	Dropbox, Inc. Class B*(1)(2)(3)(4)	1,563,609
495,799	Facebook, Inc. Class A*	87,488,692
102,724	FleetCor Technologies, Inc.*	19,767,179
1,055,951	Genpact Ltd.	33,515,885
320,645	Global Payments, Inc.	32,141,455
167,674	GoDaddy, Inc. Class A*	8,430,649
191,309	Guidewire Software, Inc.*	14,206,606
1,072,383	Just Eat plc*	11,279,572
585,927	Microsoft Corp.	50,120,196
243,002	PayPal Holdings, Inc.*	17,889,807
336,117	Salesforce.com, Inc.*	34,361,241
362,559	ServiceNow, Inc.*	47,274,068
157,918	VeriSign, Inc.*	18,072,136
239,576	Visa, Inc. Class A	27,316,455
191,480	Workday, Inc. Class A*	19,481,175
561,855	Yandex N.V. Class A*	18,400,751
414,509	Zillow Group, Inc. Class A*	16,887,097
161,746	Zillow Group, Inc. Class C*	6,618,646

		706,657,866

	Technology Hardware & Equipment - 3.5%
245,393	Acacia Communications, Inc.*	8,890,588
124,126	Apple, Inc.	21,005,843
53,111	Arista Networks, Inc.*	12,511,889
250,621	CDW Corp.	17,415,653
2,564,880	Flex Ltd.*	46,142,191

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Technology Hardware & Equipment - 3.5% - (continued)
13,400	IPG Photonics Corp.*	$2,869,342
306,571	Keysight Technologies, Inc.*	12,753,354
5,148	Samsung Electronics Co., Ltd.	12,231,187
166,897	TE Connectivity Ltd.	15,861,891
23,799	Universal Display Corp.	4,108,897
276,047	Western Digital Corp.	21,954,018

		175,744,853

	Telecommunication Services - 1.4%
508,429	AT&T, Inc.	19,767,720
183,400	Nippon Telegraph & Telephone Corp.	8,622,381
194,600	SoftBank Group Corp.	15,406,593
466,067	Verizon Communications, Inc.	24,668,926

		68,465,620

	Transportation - 4.7%
223,047	Alaska Air Group, Inc.	16,396,185
548,513	Canadian National Railway Co.	45,229,413
167,321	CSX Corp.	9,204,328
463,086	Delta Air Lines, Inc.	25,932,816
235,916	Genesee & Wyoming, Inc. Class A*	18,573,667
639,944	JetBlue Airways Corp.*	14,296,349
449,078	Knight-Swift Transportation Holdings, Inc.	19,633,690
266,837	Union Pacific Corp.	35,782,842
127,725	United Continental Holdings, Inc.*	8,608,665
377,741	United Parcel Service, Inc. Class B	45,007,840

		238,665,795

	Utilities - 2.4%
107,780	Dominion Energy, Inc.	8,736,647
259,008	Edison International	16,379,666
536,941	Exelon Corp.	21,160,845
2,729,057	Iberdrola S.A.	21,126,401
456,643	NRG Energy, Inc.	13,005,193
390,547	OGE Energy Corp.	12,852,902
113,036	Sempra Energy	12,085,809
298,538	Southern Co.	14,356,692

		119,704,155

	Total Common Stocks (cost $4,283,730,001)	$4,917,096,785

PREFERRED STOCKS - 0.9%
	Consumer Services - 0.0%
16,619	Airbnb, Inc. Series E*(1)(2)(3)(4)	$1,744,995

	Diversified Financials - 0.0%
85,350	Social Finance, Inc. Series F*(1)(2)(3)(4)	1,428,759

	Software & Services - 0.9%
29,504	Magic Leap, Inc. Series C*(1)(2)(3)(4)	796,608
50,200	Nanigans, Inc. Series D*(1)(2)(3)(4)	282,626
793,410	Pinterest, Inc. Series G*(1)(2)(3)(4)	5,323,781
20,891	Sharecare Series B2*(1)(2)(3)(4)	6,267,300
815,160	Uber Technologies, Inc. Series D*(1)(2)(3)(4)	28,612,116
293,655	Zuora, Inc. Series F*(1)(2)(3)(4)	1,565,181

		42,847,612

	Total Preferred Stocks (cost $28,798,616)	$46,021,366

The accompanying notes are an integral part of these financial statements.

83

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
40,566	Honest Co. Series C*(1)(2)(3)(4)	$1,238,075

	Total Convertible Preferred Stocks (cost $1,097,607)	$1,238,075

	Total Long-Term Investments (cost $4,313,626,224)	$4,964,356,226

SHORT-TERM INVESTMENTS - 1.9%
	Other Investment Pools & Funds - 1.9%
95,621,311	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.17%(5)	$95,621,311

	Total Short-Term Investments (cost $95,621,311)	$95,621,311

Total Investments (cost $4,409,247,535)	100.1%	$5,059,977,537
Other Assets and Liabilities	(0.1)%	(2,781,523)

Total Net Assets	100.0%	$5,057,196,014

The accompanying notes are an integral part of these financial statements.

84

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At December 31, 2017, the aggregate value of these securities was $61,948,071, which represents 1.2% of total net assets.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2017, the aggregate value of these securities was $71,241,776, which represented 1.4% of total net assets.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2017, the aggregate fair value of these securities was $61,980,050, which represented 1.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Investment valued using significant unobservable inputs.

(5)	Current yield as of period end.

Foreign Currency Contracts Outstanding at December 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
12,889,375	USD	10,899,000	EUR	MSC	03/21/18	$—	$(252,380)
9,254,433	USD	1,035,944,000	JPY	CSFB	03/20/18	22,177	—

Total						$22,177	$(252,380)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CSFB	Credit Suisse First Boston Corp.
MSC	Morgan Stanley

Currency Abbreviations:
EUR	Euro
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

85

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$113,472,612	$102,086,698	$11,385,914	$—
Banks	341,914,190	303,390,235	38,523,955	—
Capital Goods	200,637,884	149,877,170	46,027,614	4,733,100
Commercial & Professional Services	108,891,732	108,891,732	—	—
Consumer Durables & Apparel	108,102,912	104,876,366	3,194,567	31,979
Consumer Services	161,934,390	161,203,897	—	730,493
Diversified Financials	190,482,475	170,421,552	20,060,923	—
Energy	196,025,950	196,025,950	—	—
Food & Staples Retailing	86,223,624	77,290,228	8,933,396	—
Food, Beverage & Tobacco	158,070,061	96,826,553	61,243,508	—
Health Care Equipment & Services	314,897,929	314,897,929	—	—
Household & Personal Products	47,460,268	47,460,268	—	—
Insurance	310,421,691	265,134,013	45,287,678	—
Materials	238,102,347	190,140,517	47,961,830	—
Media	6,606,106	6,606,106	—	—
Pharmaceuticals, Biotechnology & Life Sciences	362,600,854	356,274,540	6,326,314	—
Real Estate	167,670,529	167,670,529	—	—
Retailing	232,381,018	224,719,590	—	7,661,428
Semiconductors & Semiconductor Equipment	261,961,924	249,333,957	12,627,967	—
Software & Services	706,657,866	693,814,685	11,279,572	1,563,609
Technology Hardware & Equipment	175,744,853	163,513,666	12,231,187	—
Telecommunication Services	68,465,620	44,436,646	24,028,974	—
Transportation	238,665,795	238,665,795	—	—
Utilities	119,704,155	98,577,754	21,126,401	—
Preferred Stocks	46,021,366	—	—	46,021,366
Convertible Preferred Stocks	1,238,075	—	—	1,238,075
Short-Term Investments	95,621,311	95,621,311	—	—
Foreign Currency Contracts(2)	22,177	—	22,177	—

Total	$5,059,999,714	$4,627,757,687	$370,261,977	$61,980,050

Liabilities
Foreign Currency Contracts(2)	$(252,380)	$—	$(252,380)	$—

Total	$(252,380)	$—	$(252,380)	$—

(1)	For the year ended December 31, 2017, there were no transfers from Level 1 to Level 2, investments valued at $16,182,523 were transferred from Level 2 to Level 1 due to the discontinuation of fair valuation factor and investments valued at $1,866,684 were transferred out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2017:

	Common Stocks	Preferred Stocks	Convertible Preferred Stocks	Total
Beginning balance	$30,005,658	$61,440,948	$1,400,338	$92,846,944
Conversions*	1,368,575	(1,368,575)	—	—
Purchases	—	—	—	—
Sales	(8,161,480)	(4,484,299)	—	(12,645,779)
Total realized gain/(loss)	(5,402,826)	(1,486,817)	—	(6,889,643)
Net change in unrealized appreciation/depreciation	(2,199,609)	(7,102,916)	(162,263)	(9,464,788)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(889,709)	(976,975)	—	(1,866,684)

Ending balance	$14,720,609	$46,021,366	$1,238,075	$61,980,050

*	Private Equity security that was a preferred stock is now trading as a common stock.

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at December 31, 2017 was $(11,105,508).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

86

Hartford Disciplined Equity HLS Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0%
	Banks - 9.8%
693,145	Bank of America Corp.	$20,461,640
197,013	Fifth Third Bancorp	5,977,374
188,593	JP Morgan Chase & Co.	20,168,136
25,219	M&T Bank Corp.	4,312,197
119,166	PNC Financial Services Group, Inc.	17,194,462

		68,113,809

	Capital Goods - 7.1%
146,871	AMETEK, Inc.	10,643,741
40,737	Boeing Co.	12,013,749
66,549	Fortune Brands Home & Security, Inc.	4,554,613
26,864	General Dynamics Corp.	5,465,481
53,893	Illinois Tool Works, Inc.	8,992,047
44,163	Snap-on, Inc.	7,697,611

		49,367,242

	Commercial & Professional Services - 2.2%
31,285	Equifax, Inc.	3,689,127
104,973	IHS Markit Ltd.*	4,739,531
106,557	Republic Services, Inc.	7,204,319

		15,632,977

	Consumer Durables & Apparel - 3.0%
177,306	NIKE, Inc. Class B	11,090,490
131,666	VF Corp.	9,743,284

		20,833,774

	Consumer Services - 2.1%
198,092	Aramark	8,466,452
109,360	Starbucks Corp.	6,280,545

		14,746,997

	Diversified Financials - 2.5%
93,442	Capital One Financial Corp.	9,304,954
210,790	Synchrony Financial	8,138,602

		17,443,556

	Energy - 1.8%
28,337	Continental Resources, Inc.*	1,501,011
102,245	EOG Resources, Inc.	11,033,258

		12,534,269

	Food & Staples Retailing - 1.4%
52,584	Costco Wholesale Corp.	9,786,934

	Food, Beverage & Tobacco - 3.9%
151,974	Altria Group, Inc.	10,852,463
34,916	Constellation Brands, Inc. Class A	7,980,750
136,441	Monster Beverage Corp.*	8,635,351

		27,468,564

	Health Care Equipment & Services - 9.8%
140,288	Abbott Laboratories	8,006,236
49,582	Aetna, Inc.	8,944,097
141,052	Baxter International, Inc.	9,117,601
58,779	Danaher Corp.	5,455,867
109,375	Hologic, Inc.*	4,675,781
44,817	Laboratory Corp. of America Holdings*	7,148,760
124,691	Medtronic plc	10,068,798
67,175	UnitedHealth Group, Inc.	14,809,401

		68,226,541

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Household & Personal Products - 2.9%
148,086	Colgate-Palmolive Co.	$11,173,089
70,083	Estee Lauder Cos., Inc. Class A	8,917,361

		20,090,450

	Insurance - 4.2%
83,108	Allstate Corp.	8,702,239
95,352	Chubb Ltd.	13,933,788
192,035	XL Group Ltd.	6,751,950

		29,387,977

	Materials - 3.5%
142,856	Crown Holdings, Inc.*	8,035,650
105,537	DowDuPont, Inc.	7,516,345
63,898	Ecolab, Inc.	8,573,834

		24,125,829

	Media - 2.3%
398,560	Comcast Corp. Class A	15,962,328

	Pharmaceuticals, Biotechnology & Life Sciences - 6.0%
39,545	Allergan plc	6,468,771
126,203	Bristol-Myers Squibb Co.	7,733,720
118,116	Eli Lilly & Co.	9,976,078
156,434	Merck & Co., Inc.	8,802,541
45,191	Thermo Fisher Scientific, Inc.	8,580,867

		41,561,977

	Retailing - 5.1%
91,387	Dollar Tree, Inc.*	9,806,739
27,006	O’Reilly Automotive, Inc.*	6,496,023
5,067	Priceline Group, Inc.*	8,805,129
139,867	TJX Cos., Inc.	10,694,231

		35,802,122

	Semiconductors & Semiconductor Equipment - 2.5%
31,137	Lam Research Corp.	5,731,388
92,212	QUALCOMM, Inc.	5,903,412
134,998	Teradyne, Inc.	5,652,366

		17,287,166

	Software & Services - 14.7%
18,080	Alphabet, Inc. Class A*	19,045,472
4,393	Alphabet, Inc. Class C*	4,596,835
168,421	eBay, Inc.*	6,356,209
96,673	Facebook, Inc. Class A*	17,058,918
170,644	GoDaddy, Inc. Class A*	8,579,981
111,659	Mastercard, Inc. Class A	16,900,706
161,395	Microsoft Corp.	13,805,728
54,775	Salesforce.com, Inc.*	5,599,648
76,668	Total System Services, Inc.	6,063,672
45,099	Workday, Inc. Class A*	4,588,372

		102,595,541

	Technology Hardware & Equipment - 5.9%
128,932	Apple, Inc.	21,819,162
62,207	CDW Corp.	4,322,764
67,408	Motorola Solutions, Inc.	6,089,639
167,777	NetApp, Inc.	9,281,424

		41,512,989

	Telecommunication Services - 1.8%
238,018	Verizon Communications, Inc.	12,598,293

The accompanying notes are an integral part of these financial statements.

87

Hartford Disciplined Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Transportation - 1.5%
42,387	FedEx Corp.	$10,577,252

	Utilities - 5.0%
159,366	American Electric Power Co., Inc.	11,724,557
91,439	NextEra Energy, Inc.	14,281,857
103,039	Pinnacle West Capital Corp.	8,776,862

		34,783,276

	Total Common Stocks (cost $504,459,236)	$690,439,863

	Total Long-Term Investments (cost $504,459,236)	$690,439,863

SHORT-TERM INVESTMENTS - 1.2%
	Other Investment Pools & Funds - 1.2%
8,454,536	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.17%(1)	$8,454,536

	Total Short-Term Investments (cost $8,454,536)	$8,454,536

Total Investments (cost $512,913,772)	100.2%	$698,894,399
Other Assets and Liabilities	(0.2)%	(1,479,922)

Total Net Assets	100.0%	$697,414,477

The accompanying notes are an integral part of these financial statements.

88

Hartford Disciplined Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

89

Hartford Disciplined Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Banks	$68,113,809	$68,113,809	$—	$—
Capital Goods	49,367,242	49,367,242	—	—
Commercial & Professional Services	15,632,977	15,632,977	—	—
Consumer Durables & Apparel	20,833,774	20,833,774	—	—
Consumer Services	14,746,997	14,746,997	—	—
Diversified Financials	17,443,556	17,443,556	—	—
Energy	12,534,269	12,534,269	—	—
Food & Staples Retailing	9,786,934	9,786,934	—	—
Food, Beverage & Tobacco	27,468,564	27,468,564	—	—
Health Care Equipment & Services	68,226,541	68,226,541	—	—
Household & Personal Products	20,090,450	20,090,450	—	—
Insurance	29,387,977	29,387,977	—	—
Materials	24,125,829	24,125,829	—	—
Media	15,962,328	15,962,328	—	—
Pharmaceuticals, Biotechnology & Life Sciences	41,561,977	41,561,977	—	—
Retailing	35,802,122	35,802,122	—	—
Semiconductors & Semiconductor Equipment	17,287,166	17,287,166	—	—
Software & Services	102,595,541	102,595,541	—	—
Technology Hardware & Equipment	41,512,989	41,512,989	—	—
Telecommunication Services	12,598,293	12,598,293	—	—
Transportation	10,577,252	10,577,252	—	—
Utilities	34,783,276	34,783,276	—	—
Short-Term Investments	8,454,536	8,454,536	—	—

Total	$698,894,399	$698,894,399	$—	$—

(1)	For the year ended December 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

90

Hartford Dividend and Growth HLS Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6%
	Automobiles & Components - 0.9%
2,666,610	Ford Motor Co.	$33,305,959

	Banks - 12.0%
4,166,813	Bank of America Corp.	123,004,320
396,662	Bank of Nova Scotia	25,596,599
639,093	Citigroup, Inc.	47,554,910
1,124,271	JP Morgan Chase & Co.	120,229,541
567,028	PNC Financial Services Group, Inc.	81,816,470
593,401	Wells Fargo & Co.	36,001,638

		434,203,478

	Capital Goods - 5.3%
919,045	ABB Ltd. ADR	24,648,787
234,093	Caterpillar, Inc.	36,888,375
389,203	Eaton Corp. plc	30,750,929
520,736	General Electric Co.	9,086,843
183,227	Honeywell International, Inc.	28,099,693
877,898	Johnson Controls International plc	33,456,693
26,974	Lockheed Martin Corp.	8,660,003
168,238	United Technologies Corp.	21,462,121

		193,053,444

	Consumer Services - 0.8%
357,417	Hilton Worldwide Holdings, Inc.	28,543,322

	Diversified Financials - 3.4%
65,704	BlackRock, Inc.	33,752,802
79,795	Goldman Sachs Group, Inc.	20,328,574
492,359	Intercontinental Exchange, Inc.	34,740,851
341,775	Northern Trust Corp.	34,139,905

		122,962,132

	Energy - 9.0%
735,822	Chevron Corp.	92,117,556
600,711	ConocoPhillips	32,973,027
537,776	Exxon Mobil Corp.	44,979,584
915,320	Hess Corp.	43,450,240
1,287,511	Kinder Morgan, Inc.	23,265,324
1,252,672	Suncor Energy, Inc.	45,998,116
764,981	Total S.A. ADR	42,288,150

		325,071,997

	Food & Staples Retailing - 2.2%
166,290	Costco Wholesale Corp.	30,949,895
480,277	CVS Health Corp.	34,820,082
212,822	Walgreens Boots Alliance, Inc.	15,455,134

		81,225,111

	Food, Beverage & Tobacco - 2.5%
452,910	PepsiCo, Inc.	54,312,967
343,067	Philip Morris International, Inc.	36,245,029

		90,557,996

	Health Care Equipment & Services - 4.7%
398,067	Abbott Laboratories	22,717,684
477,356	Cardinal Health, Inc.	29,247,602
90,014	McKesson Corp.	14,037,683
547,946	Medtronic plc	44,246,639
177,837	UnitedHealth Group, Inc.	39,205,945
180,416	Universal Health Services, Inc. Class B	20,450,154

		169,905,707

	Household & Personal Products - 0.7%
476,246	Unilever N.V.	26,822,175

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Insurance - 8.2%
597,804	American International Group, Inc.	$35,617,162
48,561	Brighthouse Financial, Inc.*	2,847,617
512,720	Chubb Ltd.	74,923,774
414,327	Marsh & McLennan Cos., Inc.	33,722,074
578,891	MetLife, Inc.	29,268,729
553,328	Principal Financial Group, Inc.	39,042,824
691,466	Prudential Financial, Inc.	79,504,761

		294,926,941

	Materials - 3.1%
455,223	Ball Corp.	17,230,191
179,393	BHP Billiton plc ADR	7,229,538
293,638	Celanese Corp. Series A	31,442,757
11,081	DowDuPont, Inc.	789,189
639,449	International Paper Co.	37,049,675
161,448	PPG Industries, Inc.	18,860,355

		112,601,705

	Media - 3.5%
343,020	CBS Corp. Class B	20,238,180
2,030,902	Comcast Corp. Class A	81,337,625
678,893	Twenty-First Century Fox, Inc. Class A	23,442,175

		125,017,980

	Pharmaceuticals, Biotechnology & Life Sciences - 9.0%
1,584,533	AstraZeneca plc ADR	54,983,295
1,196,674	Bristol-Myers Squibb Co.	73,332,183
468,704	Eli Lilly & Co.	39,586,740
351,983	Johnson & Johnson	49,179,065
1,116,280	Merck & Co., Inc.	62,813,075
1,288,438	Pfizer, Inc.	46,667,224

		326,561,582

	Real Estate - 1.3%
188,936	American Tower Corp. REIT	26,955,499
71,023	Boston Properties, Inc. REIT	9,235,121
305,800	Invitation Homes, Inc. REIT	7,207,706
31,400	Simon Property Group, Inc. REIT	5,392,636

		48,790,962

	Retailing - 0.8%
168,202	L Brands, Inc.	10,129,125
211,766	Lowe’s Cos., Inc.	19,681,532

		29,810,657

	Semiconductors & Semiconductor Equipment - 5.1%
2,189,129	Intel Corp.	101,050,194
202,041	KLA-Tencor Corp.	21,228,448
549,857	QUALCOMM, Inc.	35,201,845
269,972	Texas Instruments, Inc.	28,195,876

		185,676,363

	Software & Services - 9.6%
278,900	Accenture plc Class A	42,696,801
93,895	Alphabet, Inc. Class A*	98,908,993
745,157	eBay, Inc.*	28,122,225
235,636	International Business Machines Corp.	36,151,275
1,654,579	Microsoft Corp.	141,532,688

		347,411,982

	Technology Hardware & Equipment - 4.9%
446,260	Apple, Inc.	75,520,580
1,191,812	Cisco Systems, Inc.	45,646,399

The accompanying notes are an integral part of these financial statements.

91

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Technology Hardware & Equipment - 4.9% - (continued)
1,029,913	HP, Inc.	$21,638,472
375,591	Motorola Solutions, Inc.	33,930,891

		176,736,342

	Telecommunication Services - 3.1%
1,065,567	BCE, Inc.	51,157,872
1,123,668	Verizon Communications, Inc.	59,475,747

		110,633,619

	Transportation - 3.7%
107,513	Canadian Pacific Railway Ltd.	19,649,076
379,801	Delta Air Lines, Inc.	21,268,856
174,819	Union Pacific Corp.	23,443,228
590,349	United Parcel Service, Inc. Class B	70,340,083

		134,701,243

	Utilities - 4.8%
503,080	Dominion Energy, Inc.	40,779,665
544,162	Edison International	34,412,805
805,665	Exelon Corp.	31,751,257
416,532	NextEra Energy, Inc.	65,058,133

		172,001,860

	Total Common Stocks (cost $2,412,919,546)	$3,570,522,557

	Total Long-Term Investments (cost $2,412,919,546)	$3,570,522,557

SHORT-TERM INVESTMENTS - 1.4%
	Other Investment Pools & Funds - 1.4%
48,655,540	Fidelity Institutional Government Fund, Institutional Class, 1.16%(1)	48,655,540

	Total Short-Term Investments (cost $48,655,540)	$48,655,540

Total Investments (cost $2,461,575,086)	100.0%	$3,619,178,097
Other Assets and Liabilities	0.0%	472,685

Total Net Assets	100.0%	$3,619,650,782

The accompanying notes are an integral part of these financial statements.

92

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

93

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$33,305,959	$33,305,959	$—	$—
Banks	434,203,478	434,203,478	—	—
Capital Goods	193,053,444	193,053,444	—	—
Consumer Services	28,543,322	28,543,322	—	—
Diversified Financials	122,962,132	122,962,132	—	—
Energy	325,071,997	325,071,997	—	—
Food & Staples Retailing	81,225,111	81,225,111	—	—
Food, Beverage & Tobacco	90,557,996	90,557,996	—	—
Health Care Equipment & Services	169,905,707	169,905,707	—	—
Household & Personal Products	26,822,175	26,822,175	—	—
Insurance	294,926,941	294,926,941	—	—
Materials	112,601,705	112,601,705	—	—
Media	125,017,980	125,017,980	—	—
Pharmaceuticals, Biotechnology & Life Sciences	326,561,582	326,561,582	—	—
Real Estate	48,790,962	48,790,962	—	—
Retailing	29,810,657	29,810,657	—	—
Semiconductors & Semiconductor Equipment	185,676,363	185,676,363	—	—
Software & Services	347,411,982	347,411,982	—	—
Technology Hardware & Equipment	176,736,342	176,736,342	—	—
Telecommunication Services	110,633,619	110,633,619	—	—
Transportation	134,701,243	134,701,243	—	—
Utilities	172,001,860	172,001,860	—	—
Short-Term Investments	48,655,540	48,655,540	—	—

Total	$3,619,178,097	$3,619,178,097	$—	$—

(1)	For the year ended December 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

94

Hartford Global Growth HLS Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9%
	Automobiles & Components - 0.6%
50,705	Magna International, Inc.	$2,873,687

	Banks - 4.7%
421,675	Banco Santander S.A.	2,764,599
286,132	Bank of America Corp.	8,446,616
52,703	BNP Paribas S.A.	3,920,501
35,664	HDFC Bank Ltd. ADR	3,625,959
18,925	PNC Financial Services Group, Inc.	2,730,688
149,595	UniCredit S.p.A.*	2,790,579

		24,278,942

	Capital Goods - 8.9%
140,119	ABB Ltd.	3,752,994
40,138	Airbus SE	3,989,184
129,354	Assa Abloy AB Class B	2,681,698
78,962	Atlas Copco AB Class A	3,407,687
13,500	FANUC Corp.	3,238,600
61,671	Fastenal Co.	3,372,787
44,391	Fortune Brands Home & Security, Inc.	3,038,120
112,100	Komatsu Ltd.	4,051,262
24,499	Lockheed Martin Corp.	7,865,404
24,600	Nidec Corp.	3,444,419
34,588	Safran S.A.	3,567,598
8,272	SMC Corp.	3,394,697

		45,804,450

	Commercial & Professional Services - 1.9%
141,100	Edenred	4,084,826
64,502	IHS Markit Ltd.*	2,912,265
52,669	TransUnion*	2,894,688

		9,891,779

	Consumer Durables & Apparel - 2.1%
57,734	NIKE, Inc. Class B	3,611,262
1,067	NVR, Inc.*	3,743,271
83,100	Sony Corp.	3,729,763

		11,084,296

	Consumer Services - 4.2%
190,739	Compass Group plc	4,112,755
114,161	Melco Resorts & Entertainment Ltd. ADR	3,315,235
55,712	New Oriental Education & Technology Group, Inc. ADR	5,236,928
640,862	Sands China Ltd.	3,298,671
87,581	TAL Education Group ADR	2,602,032
26,278	Wyndham Worldwide Corp.	3,044,832

		21,610,453

	Diversified Financials - 6.1%
42,248	American Express Co.	4,195,649
180,215	Deutsche Bank AG	3,408,581
50,179	Intercontinental Exchange, Inc.	3,540,630
106,548	Julius Baer Group Ltd.*	6,515,630
4,459	Partners Group Holding AG	3,055,274
142,087	TD Ameritrade Holding Corp.	7,264,909
181,195	UBS Group AG*	3,329,051

		31,309,724

	Energy - 1.3%
284,219	Encana Corp.	3,791,848
164,454	Galp Energia SGPS S.A.	3,021,470

		6,813,318

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Food, Beverage & Tobacco - 5.3%
387,500	Ambev S.A.	$2,485,906
119,340	British American Tobacco plc	8,067,241
16,752	Constellation Brands, Inc. Class A	3,829,005
403,131	Davide Campari-Milano S.p.A.	3,114,839
94,372	Diageo plc	3,459,147
60,100	Monster Beverage Corp.*	3,803,729
228,298	Treasury Wine Estates Ltd.	2,832,941

		27,592,808

	Health Care Equipment & Services - 7.8%
69,880	Abbott Laboratories	3,988,052
18,495	Aetna, Inc.	3,336,313
17,676	Align Technology, Inc.*	3,927,430
47,336	Baxter International, Inc.	3,059,799
245,727	Boston Scientific Corp.*	6,091,572
17,617	Cigna Corp.	3,577,837
42,106	DexCom, Inc.*	2,416,463
32,984	Edwards Lifesciences Corp.*	3,717,627
23,746	Stryker Corp.	3,676,831
30,498	UnitedHealth Group, Inc.	6,723,589

		40,515,513

	Household & Personal Products - 1.4%
21,595	Estee Lauder Cos., Inc. Class A	2,747,748
79,108	Unilever N.V.	4,454,011

		7,201,759

	Insurance - 3.0%
24,992	Allstate Corp.	2,616,913
132,155	Manulife Financial Corp.	2,756,646
720,300	Ping An Insurance Group Co. of China Ltd. Class H	7,471,001
19,467	Willis Towers Watson plc	2,933,482

		15,778,042

	Materials - 1.9%
169,229	BHP Billiton plc	3,421,869
222,449	First Quantum Minerals Ltd.	3,116,410
28,256	HeidelbergCement AG	3,046,712

		9,584,991

	Pharmaceuticals, Biotechnology & Life Sciences - 4.9%
50,047	AstraZeneca plc	3,453,525
66,541	Bristol-Myers Squibb Co.	4,077,633
45,800	Eisai Co., Ltd.	2,601,879
33,775	ICON plc*	3,787,866
26,764	Incyte Corp.*	2,534,818
10,804	Roche Holding AG	2,731,848
19,797	Thermo Fisher Scientific, Inc.	3,759,054
15,256	Vertex Pharmaceuticals, Inc.*	2,286,264

		25,232,887

	Real Estate - 1.4%
51,293	American Tower Corp. REIT	7,317,972

	Retailing - 7.8%
4,762	Amazon.com, Inc.*	5,569,016
33,653	Home Depot, Inc.	6,378,253
73,973	Industria de Diseno Textil S.A.	2,572,169
38,510	Netflix, Inc.*	7,392,380
4,124	Priceline Group, Inc.*	7,166,440
49,775	Ross Stores, Inc.	3,994,444
40,912	Wayfair, Inc. Class A*	3,284,006
74,907	Zalando SE*(1)	3,949,680

		40,306,388

The accompanying notes are an integral part of these financial statements.

95

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Semiconductors & Semiconductor Equipment - 5.7%
177,913	Advanced Micro Devices, Inc.*	$1,828,946
37,553	Analog Devices, Inc.	3,343,344
60,220	Applied Materials, Inc.	3,078,446
19,643	ASML Holding N.V.	3,415,097
14,002	Broadcom Ltd.	3,597,114
145,266	Infineon Technologies AG	3,956,202
26,377	KLA-Tencor Corp.	2,771,431
21,378	NVIDIA Corp.	4,136,643
417,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,192,999

		29,320,222

	Software & Services - 25.8%
59,362	Adobe Systems, Inc.*	10,402,597
39,983	Alibaba Group Holding Ltd. ADR*	6,894,269
19,695	Alphabet, Inc. Class C*	20,608,848
32,064	Autodesk, Inc.*	3,361,269
2,286	Dropbox, Inc. Class B*(1)(2)(3)(4)	30,221
89,800	eBay, Inc.*	3,389,052
90,484	Facebook, Inc. Class A*	15,966,807
29,022	Global Payments, Inc.	2,909,165
24,224	Intuit, Inc.	3,822,063
55,137	Mastercard, Inc. Class A	8,345,536
138,172	Microsoft Corp.	11,819,233
11,300	Nintendo Co., Ltd.	4,069,091
122,638	PayPal Holdings, Inc.*	9,028,609
75,747	Salesforce.com, Inc.*	7,743,616
35,171	ServiceNow, Inc.*	4,585,947
150,800	Tencent Holdings Ltd.	7,805,093
40,090	Total System Services, Inc.	3,170,718
50,640	Visa, Inc. Class A	5,773,973
106,206	Yandex N.V. Class A*	3,478,246

		133,204,353

	Technology Hardware & Equipment - 3.0%
86,700	Alps Electric Co., Ltd.	2,466,213
177,506	Flex Ltd.*	3,193,333
6,500	Keyence Corp.	3,631,103
1,913	Samsung Electronics Co., Ltd.	4,545,117
148,583	Sunny Optical Technology Group Co., Ltd.	1,886,595

		15,722,361

	Telecommunication Services - 1.1%
50,602	T-Mobile USA, Inc.*	3,213,733
8,082,110	Telekomunikasi Indonesia Persero Tbk PT	2,645,220

		5,858,953

	Total Common Stocks (cost $371,615,856)	$511,302,898

PREFERRED STOCKS - 0.5%
	Automobiles & Components - 0.5%
14,711	Volkswagen AG*(1)	$2,922,088

	Total Preferred Stocks (cost $2,744,059)	$2,922,088

Shares or Principal Amount		Market Value†
WARRANTS - 0.0%
	Diversified Financials - 0.0%
1,035	Emergent Capital, Inc. Expires 4/11/19*(3)(4)	$—

	Total Warrants (cost $—)	$—

	Total Long-Term Investments (cost $374,359,915)	$514,224,986

SHORT-TERM INVESTMENTS - 1.1%
	Other Investment Pools & Funds - 1.1%
5,576,466	Fidelity Institutional Government Fund, Institutional Class,1.16%(5)	$5,576,466

	Total Short-Term Investments (cost $5,576,466)	$5,576,466

Total Investments (cost $379,936,381)	100.5%	$519,801,452
Other Assets and Liabilities	(0.5)%	(2,778,931)

Total Net Assets	100.0%	$517,022,521

The accompanying notes are an integral part of these financial statements.

96

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2017, the aggregate value of these securities was $6,901,989, which represented 1.3% of total net assets.

(2)	Investment valued using significant unobservable inputs.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2017, the aggregate fair value of these securities was $2,952,309, which represented 0.6% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At December 31, 2017, the aggregate value of these securities was $30,221, which represents 0.0% of total net assets.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

97

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$2,873,687	$2,873,687	$—	$—
Banks	24,278,942	14,803,263	9,475,679	—
Capital Goods	45,804,450	14,276,311	31,528,139	—
Commercial & Professional Services	9,891,779	5,806,953	4,084,826	—
Consumer Durables & Apparel	11,084,296	7,354,533	3,729,763	—
Consumer Services	21,610,453	14,199,027	7,411,426	—
Diversified Financials	31,309,724	15,001,188	16,308,536	—
Energy	6,813,318	3,791,848	3,021,470	—
Food, Beverage & Tobacco	27,592,808	10,118,640	17,474,168	—
Health Care Equipment & Services	40,515,513	40,515,513	—	—
Household & Personal Products	7,201,759	2,747,748	4,454,011	—
Insurance	15,778,042	8,307,041	7,471,001	—
Materials	9,584,991	3,116,410	6,468,581	—
Pharmaceuticals, Biotechnology & Life Sciences	25,232,887	16,445,635	8,787,252	—
Real Estate	7,317,972	7,317,972	—	—
Retailing	40,306,388	33,784,539	6,521,849	—
Semiconductors & Semiconductor Equipment	29,320,222	18,755,924	10,564,298	—
Software & Services	133,204,353	121,299,948	11,874,184	30,221
Technology Hardware & Equipment	15,722,361	3,193,333	12,529,028	—
Telecommunication Services	5,858,953	3,213,733	2,645,220	—
Preferred Stocks	2,922,088	—	2,922,088	—
Warrants	—	—	0	—
Short-Term Investments	5,576,466	5,576,466	—	—

Total	$519,801,452	$352,499,712	$167,271,519	$30,221

(1)	For the year ended December 31, 2017, there were no transfers between any levels.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

The accompanying notes are an integral part of these financial statements.

98

Hartford Growth Opportunities HLS Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3%
	Banks - 2.3%
291,729	Citigroup, Inc.	$21,707,555
95,093	PNC Financial Services Group, Inc.	13,720,969

		35,428,524

	Capital Goods - 4.7%
147,947	Deere & Co.	23,155,185
107,235	Harris Corp.	15,189,838
115,349	IDEX Corp.	15,222,608
1,458,400	Lithium Technology Corp., Escrow*(1)(2)(3)(4)	481,272
85,261	Rockwell Automation, Inc.	16,740,997

		70,789,900

	Commercial & Professional Services - 0.6%
18,785	Klarna Holding AB*(1)(2)(3)(4)	2,204,983
759,300	Landscape Acquisition Holdings Ltd.*	7,251,315

		9,456,298

	Consumer Durables & Apparel - 0.7%
821,259	Under Armour, Inc. Class C*	10,939,170

	Consumer Services - 4.5%
1,556,596	DraftKings, Inc.*(1)(2)(3)(4)	2,210,367
260,521	Hilton Worldwide Holdings, Inc.	20,805,207
842,774	Melco Resorts & Entertainment Ltd. ADR	24,474,157
125,331	Wynn Resorts Ltd.	21,129,553

		68,619,284

	Diversified Financials - 6.1%
312,761	American Express Co.	31,060,295
1,469,900	J2 Acquisition Ltd.*(3)	14,699,000
510,427	Ocelot Partners Ltd.*(3)	4,900,099
494,971	TD Ameritrade Holding Corp.	25,307,867
870,483	UBS Group AG*	15,993,170

		91,960,431

	Energy - 0.6%
267,261	Newfield Exploration Co.*	8,426,739

	Food, Beverage & Tobacco - 2.3%
686,384	Blue Buffalo Pet Products, Inc.*	22,506,532
195,977	Monster Beverage Corp.*	12,403,384

		34,909,916

	Health Care Equipment & Services - 7.3%
267,915	Abbott Laboratories	15,289,909
351,135	Baxter International, Inc.	22,697,367
319,711	DexCom, Inc.*	18,348,214
140,240	Edwards Lifesciences Corp.*	15,806,450
684,135	Hologic, Inc.*	29,246,771
165,247	Veeva Systems, Inc. Class A*	9,134,854

		110,523,565

	Materials - 2.1%
149,672	Packaging Corp. of America	18,042,960
1,387,049	Platform Specialty Products Corp.*	13,759,526

		31,802,486

	Pharmaceuticals, Biotechnology & Life Sciences - 5.8%
542,585	AstraZeneca plc ADR	18,827,699
438,224	Bristol-Myers Squibb Co.	26,854,367
403,855	Exact Sciences Corp.*	21,218,542
174,648	Ionis Pharmaceuticals, Inc.*	8,784,794
47,240	TESARO, Inc.*	3,914,779
49,783	Vertex Pharmaceuticals, Inc.*	7,460,480

		87,060,661

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3% - (continued)
	Real Estate - 1.7%
293,189	Redfin Corp. Series G PIPE*(1)(2)(4)	$9,050,041
10,657	WeWork Companies, Inc. Class A, REIT*(1)(2)(3)(4)	552,139
1,223,376	Williams Scotsman Corp.*	15,536,875

		25,139,055

	Retailing - 5.3%
139,955	Dollar Tree, Inc.*	15,018,571
43,732	Honest Co.*(1)(2)(3)(4)	773,182
41,578	JAND, Inc. Class A*(1)(2)(3)(4)	404,138
112,603	Netflix, Inc.*	21,615,272
14,064	Priceline Group, Inc.*	24,439,575
38,805	Tory Burch LLC*(1)(2)(3)(4)	1,908,820
200,730	Wayfair, Inc. Class A*	16,112,597

		80,272,155

	Semiconductors & Semiconductor Equipment - 6.9%
75,951	Cavium, Inc.*	6,366,972
225,247	Microchip Technology, Inc.	19,794,707
577,332	Micron Technology, Inc.*	23,739,892
170,064	NVIDIA Corp.	32,907,384
526,045	Teradyne, Inc.	22,025,504

		104,834,459

	Software & Services - 35.8%
135,121	Adobe Systems, Inc.*	23,678,604
103,185	Alibaba Group Holding Ltd. ADR*	17,792,190
108,734	Alphabet, Inc. Class C*	113,779,258
215,082	Atlassian Corp. plc Class A*	9,790,533
1,070,278	Birst, Inc. Escrow*(1)(2)(3)(4)	101,677
98,276	CoStar Group, Inc.*	29,183,058
473,727	Facebook, Inc. Class A*	83,593,867
117,752	FleetCor Technologies, Inc.*	22,659,017
13,300	ForeScout Technologies, Inc.*	424,137
138,724	ForeScout Technologies, Inc.*(1)(2)(3)(4)	4,136,354
192,759	Global Payments, Inc.	19,322,162
365,455	GoDaddy, Inc. Class A*	18,375,077
293,908	Guidewire Software, Inc.*	21,825,608
405,184	PayPal Holdings, Inc.*	29,829,646
328,411	Salesforce.com, Inc.*	33,573,457
239,310	ServiceNow, Inc.*	31,203,631
112,438	Shopify, Inc. Class A*	11,356,238
447,351	Trade Desk, Inc. Class A*	20,457,361
210,735	Veracode, Inc. Escrow*(1)(2)(3)(4)	847,155
276,349	Workday, Inc. Class A*	28,115,747
481,897	Zillow Group, Inc. Class C*	19,719,225

		539,764,002

	Technology Hardware & Equipment - 3.5%
81,354	Arista Networks, Inc.*	19,165,375
26,458	IPG Photonics Corp.*	5,665,452
59,609	Universal Display Corp.	10,291,494
168,294	Zebra Technologies Corp. Class A*	17,468,917

		52,591,238

	Transportation - 4.1%
349,142	CSX Corp.	19,206,302
134,530	J.B. Hunt Transport Services, Inc.	15,468,259
721,338	JetBlue Airways Corp.*	16,114,691
165,400	United Continental Holdings, Inc.*	11,147,960

		61,937,212

	Total Common Stocks (cost $1,184,742,400)	$1,424,455,095

The accompanying notes are an integral part of these financial statements.

99

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 4.7%
	Real Estate - 0.9%
145,709	WeWork Companies, Inc. Class D-1*(1)(2)(3)(4)	$7,549,183
114,486	WeWork Companies, Inc. Class D-2*(1)(2)(3)(4)	5,931,520

		13,480,703

	Retailing - 0.6%
1,605,750	Coupang LLC*(1)(2)(3)(4)	7,991,978
92,843	JAND, Inc. Series D*(1)(2)(3)(4)	1,006,418

		8,998,396

	Software & Services - 3.2%
1,871,878	Essence Group Holdings Corp. Series 3*(1)(2)(3)(4)	3,612,724
50,806	General Assembly Space, Inc. Series D*(1)(2)(3)(4)	2,490,556
287,204	Lookout, Inc. Series F*(1)(2)(3)(4)	2,289,016
366,944	MarkLogic Corp. Series F*(1)(2)(3)(4)	3,596,051
488,790	Pinterest, Inc. Series G*(1)(2)(3)(4)	3,279,781
759,876	Uber Technologies, Inc. Series D*(1)(2)(3)(4)	26,671,648
1,160,072	Zuora, Inc. Series F*(1)(2)(3)(4)	6,183,184

		48,122,960

	Total Preferred Stocks (cost $43,095,374)	$70,602,059

CONVERTIBLE PREFERRED STOCKS - 0.2%
	Retailing - 0.2%
102,040	Honest Co. Series C*(1)(2)(3)(4)	$3,114,261

	Total Convertible Preferred Stocks (cost $2,760,927)	$3,114,261

WARRANTS - 0.2%
	Commercial & Professional Services - 0.0%
759,300	Landscape Acquisition Holdings Ltd. Expires 11/23/22*	$455,580

	Diversified Financials - 0.1%
1,469,900	J2 Acquisition Ltd. Expires 10/10/20*	881,940
510,427	Ocelot Partners Ltd. Expires 4/1/20*	306,256

		1,188,196

	Real Estate - 0.1%
621,393	Williams Scotsman Corp. Expires 9/16/20*	894,806

	Total Warrants (cost $568,009)	$2,538,582

	Total Long-Term Investments (cost $1,231,166,710)	$1,500,709,997

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.8%
	Other Investment Pools & Funds - 0.8%
11,022,662	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.21%(5)	$11,022,662

	Total Short-Term Investments (cost $11,022,662)	$11,022,662

Total Investments (cost $1,242,189,372)	100.2%	$1,511,732,659
Other Assets and Liabilities	(0.2)%	(2,287,396)

Total Net Assets	100.0%	$1,509,445,263

The accompanying notes are an integral part of these financial statements.

100

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2017, the aggregate fair value of these securities was $96,386,448, which represented 6.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At December 31, 2017, the aggregate value of these securities was $96,386,448, which represents 6.4% of total net assets.

The following illiquid securities are considered restricted due to a contractual lock-up period associated with the securities:

Period Acquired	Security Name	Shares/Par Value	Base Total Cost	Base Market Value
11/2015	ForeScout Technologies, Inc.	138,724	$2,804,291	$4,136,354
12/2014	Redfin Corp. Series G PIPE	293,189	2,900,555	9,050,041

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2017, the aggregate value of these securities was $106,935,506, which represented 7.1% of total net assets.

(4)	Investment valued using significant unobservable inputs.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

101

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Banks	$35,428,524	$35,428,524	$—	$—
Capital Goods	70,789,900	70,308,628	—	481,272
Commercial & Professional Services	9,456,298	7,251,315	—	2,204,983
Consumer Durables & Apparel	10,939,170	10,939,170	—	—
Consumer Services	68,619,284	66,408,917	—	2,210,367
Diversified Financials	91,960,431	75,967,261	15,993,170	—
Energy	8,426,739	8,426,739	—	—
Food, Beverage & Tobacco	34,909,916	34,909,916	—	—
Health Care Equipment & Services	110,523,565	110,523,565	—	—
Materials	31,802,486	31,802,486	—	—
Pharmaceuticals, Biotechnology & Life Sciences	87,060,661	87,060,661	—	—
Real Estate	25,139,055	15,536,875	—	9,602,180
Retailing	80,272,155	77,186,015	—	3,086,140
Semiconductors & Semiconductor Equipment	104,834,459	104,834,459	—	—
Software & Services	539,764,002	534,678,816	—	5,085,186
Technology Hardware & Equipment	52,591,238	52,591,238	—	—
Transportation	61,937,212	61,937,212	—	—
Preferred Stocks	70,602,059	—	—	70,602,059
Convertible Preferred Stocks	3,114,261	—	—	3,114,261
Warrants	2,538,582	2,538,582	—	—
Short-Term Investments	11,022,662	11,022,662	—	—

Total	$1,511,732,659	$1,399,353,041	$15,993,170	$96,386,448

(1)	For the year ended December 31, 2017, investments valued at $6,703,603 were transferred out of Level 3 due to the initiation of a vendor providing pricing. There were no transfers in or out of Level 1 or Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2017:

	Common Stocks	Preferred Stocks	Corporate Bonds	Convertible Preferred Stocks	Total
Beginning balance	$10,774,974	$107,035,352	$705,896	$3,522,420	$122,038,642
Conversions*	8,685,989	(7,980,093)	(705,896)	—	—
Purchases	—	—	—	—	—
Sales	(3,433,313)	(16,695,403)	—	—	(20,128,716)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	(1,245,484)	736,289	—	—	(509,195)
Net change in unrealized appreciation/depreciation	8,837,474	(6,739,995)	—	(408,159)	1,689,320
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(949,512)	(5,754,091)	—	—	(6,703,603)

Ending balance	$22,670,128	$70,602,059	$—	$3,114,261	$96,386,448

*	Private Equity security that was a preferred stock and convertible bond is now trading as a common stock.

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at December 31, 2017 was $2,010,817.

The accompanying notes are an integral part of these financial statements.

102

Hartford Healthcare HLS Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.2%
	Biotechnology - 24.9%
192,347	Aduro Biotech, Inc.*	$1,442,603
82,413	Alder Biopharmaceuticals, Inc.*	943,629
133,007	Alkermes plc*	7,279,473
32,140	Alnylam Pharmaceuticals, Inc.*	4,083,387
52,074	Arena Pharmaceuticals, Inc.*	1,768,954
11,681	Biogen, Inc.*	3,721,216
82,500	Biotoscana Investments S.A.*	512,345
28,051	Bluebird Bio, Inc.*	4,995,883
64,936	Calithera Biosciences, Inc.*	542,216
101,262	Celgene Corp.*	10,567,702
85,390	Clementia Pharmaceuticals, Inc.*	1,620,702
243,710	Coherus Biosciences, Inc.*	2,144,648
124,222	Cytokinetics, Inc.*	1,012,409
21,250	Galapagos N.V.*	2,002,331
18,971	Genmab A/S*	3,146,189
92,122	GlycoMimetics, Inc.*	1,546,728
33,988	Incyte Corp.*	3,219,003
22,250	Innate Pharma S.A.*	126,809
138,403	Ironwood Pharmaceuticals, Inc.*	2,074,661
85,390	Karyopharm Therapeutics, Inc.*	819,744
68,938	Loxo Oncology, Inc.*	5,803,201
68,087	Momenta Pharmaceuticals, Inc.*	949,814
77,300	Nightstar Therapeutics plc ADR*	1,059,010
114,007	Portola Pharmaceuticals, Inc.*	5,549,861
10,094	Regeneron Pharmaceuticals, Inc.*	3,794,940
369,467	Rigel Pharmaceuticals, Inc.*	1,433,532
140,320	Syndax Pharmaceuticals, Inc.*	1,229,203
23,676	TESARO, Inc.*	1,962,030
177,518	Trevena, Inc.*	284,029
27,227	Ultragenyx Pharmaceutical, Inc.*	1,262,788
20,652	UroGen Pharma Ltd.*	768,461
37,618	Vertex Pharmaceuticals, Inc.*	5,637,434
25,566	Zealand Pharma A/S ADR*	347,698

		83,652,633

	Drug Retail - 1.5%
55,215	Walgreens Boots Alliance, Inc.	4,009,713
6,865	Zur Rose Group AG*	922,895

		4,932,608

	Health Care Distributors - 3.2%
63,636	Cardinal Health, Inc.	3,898,977
43,505	McKesson Corp.	6,784,605

		10,683,582

	Health Care Equipment - 21.8%
133,970	Abbott Laboratories	7,645,668
75,609	AtriCure, Inc.*	1,379,108
28,998	Baxter International, Inc.	1,874,431
29,128	Becton Dickinson and Co.	6,235,140
385,255	Boston Scientific Corp.*	9,550,471
20,965	Danaher Corp.	1,945,971
32,240	Edwards Lifesciences Corp.*	3,633,770
143,117	Globus Medical, Inc. Class A*	5,882,109
44,164	Hologic, Inc.*	1,888,011
159,570	K2M Group Holdings, Inc.*	2,872,260
198,804	Medtronic plc	16,053,423
62,653	Stryker Corp.	9,701,191
14,716	Teleflex, Inc.	3,661,635
7,362	Zimmer Biomet Holdings, Inc.	888,373

		73,211,561

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.2% - (continued)
	Health Care Facilities - 2.7%
52,130	Acadia Healthcare Co., Inc.*	$1,701,002
158,284	Georgia Healthcare Group plc*(1)	758,661
45,138	HCA Healthcare, Inc.*	3,964,922
25,483	LifePoint Health, Inc.*	1,269,053
11,417	Universal Health Services, Inc. Class B	1,294,117

		8,987,755

	Health Care Services - 1.1%
53,898	Envision Healthcare Corp.*	1,862,715
48,468	Teladoc, Inc.*	1,689,110

		3,551,825

	Health Care Supplies - 0.7%
25,646	DENTSPLY SIRONA, Inc.	1,688,276
110,190	Endologix, Inc.*	589,517
7,400	OraSure Technologies, Inc.*	139,564

		2,417,357

	Health Care Technology - 2.3%
25,902	athenahealth, Inc.*	3,446,002
37,923	Cerner Corp.*	2,555,631
101,532	HMS Holdings Corp.*	1,720,967

		7,722,600

	Life Sciences Tools & Services - 3.2%
14,698	ICON plc*	1,648,381
39,617	NanoString Technologies, Inc.*	295,939
45,792	Thermo Fisher Scientific, Inc.	8,694,985
19,000	Wuxi Biologics Cayman, Inc.*(1)	106,273

		10,745,578

	Managed Health Care - 12.2%
9,294	Aetna, Inc.	1,676,545
28,884	Anthem, Inc.	6,499,189
30,643	Cigna Corp.	6,223,287
7,071	Humana, Inc.	1,754,103
97,390	UnitedHealth Group, Inc.	21,470,599
15,526	WellCare Health Plans, Inc.*	3,122,434

		40,746,157

	Pharmaceuticals - 24.6%
69,134	Allergan plc	11,308,940
249,108	AstraZeneca plc ADR	8,644,048
234,815	Bristol-Myers Squibb Co.	14,389,463
31,270	Chugai Pharmaceutical Co., Ltd.	1,598,169
23,161	Dermira, Inc.*	644,107
63,590	Eisai Co., Ltd.	3,612,521
114,399	Eli Lilly & Co.	9,662,139
8,960	Galenica AG*(1)	459,914
16,822	Hikma Pharmaceuticals plc	257,002
48,607	Impax Laboratories, Inc.*	809,307
43,003	Intersect ENT, Inc.*	1,393,297
13,083	Johnson & Johnson	1,827,957
23,000	Kala Pharmaceuticals, Inc.*	425,270
104,897	Medicines Co.*	2,867,884
236,571	MediWound Ltd.*	1,052,741
125,262	Mylan N.V.*	5,299,835
94,379	MyoKardia, Inc.*	3,973,356
132,015	Nabriva Therapeutics plc*	789,450
98,320	Ono Pharmaceutical Co., Ltd.	2,287,091
80,594	Revance Therapeutics, Inc.*	2,881,235
39,470	Shionogi & Co., Ltd.	2,132,756

The accompanying notes are an integral part of these financial statements.

103

Hartford Healthcare HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.2% - (continued)
	Pharmaceuticals - 24.6% - (continued)
649,820	Sino Biopharmaceutical Ltd.	$1,148,822
18,710	Takeda Pharmaceutical Co., Ltd.	1,059,317
58,247	Teva Pharmaceutical Industries Ltd. ADR	1,103,781
37,845	UCB S.A.	3,000,839

		82,629,241

	Total Common Stocks (cost $269,296,485)	$329,280,897

	Total Long-Term Investments (cost $269,296,485)	$329,280,897

SHORT-TERM INVESTMENTS - 1.8%
	Other Investment Pools & Funds - 1.8%
6,130,763	Fidelity Institutional Government Fund, Institutional Class, 1.16%(2)	$6,130,763

	Total Short-Term Investments (cost $6,130,763)	$6,130,763

Total Investments (cost $275,427,248)	100.0%	$335,411,660
Other Assets and Liabilities	0.0%	(13,459)

Total Net Assets	100.0%	$335,398,201

The accompanying notes are an integral part of these financial statements.

104

Hartford Healthcare HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2017, the aggregate value of these securities was $1,324,848, which represented 0.4% of total net assets.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

105

Hartford Healthcare HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Biotechnology	$83,652,633	$81,650,302	$2,002,331	$—
Drug Retail	4,932,608	4,932,608	—	—
Health Care Distributors	10,683,582	10,683,582	—	—
Health Care Equipment	73,211,561	73,211,561	—	—
Health Care Facilities	8,987,755	8,987,755	—	—
Health Care Services	3,551,825	3,551,825	—	—
Health Care Supplies	2,417,357	2,417,357	—	—
Health Care Technology	7,722,600	7,722,600	—	—
Life Sciences Tools & Services	10,745,578	10,745,578	—	—
Managed Health Care	40,746,157	40,746,157	—	—
Pharmaceuticals	82,629,241	67,072,810	15,556,431	—
Short-Term Investments	6,130,763	6,130,763	—	—

Total	$335,411,660	$317,852,898	$17,558,762	$—

(1)	For the year ended December 31, 2017, there were no transfers from Level 1 to Level 2, investments valued at $411,328 were transferred from Level 2 to Level 1 due to the discontinuation of fair valuation factor and there were no transfers in and out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

106

Hartford High Yield HLS Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
		Asset-Backed-Finance & Insurance - 0.0%
$	2,490,000	Soundview NIM Trust 8.25%, 12/25/2036(1)(2)(3)(4)	$—

		Total Asset & Commercial Mortgage Backed Securities (cost $2,478,958)	$—

CORPORATE BONDS - 91.3%
		Aerospace/Defense - 0.4%
		DAE Funding LLC
	370,000	4.50%, 08/01/2022(2)	$363,525
	760,000	5.00%, 08/01/2024(2)	750,500

			1,114,025

		Biotechnology - 0.1%
	370,000	Sterigenics-Nordion Topco LLC (cash) 8.13%, 11/01/2021(2)(5)	373,700

		Chemicals - 1.5%
		Chemours Co.
	1,875,000	6.63%, 05/15/2023	1,982,812
	305,000	7.00%, 05/15/2025	330,925
	2,160,000	Platform Specialty Products Corp. 6.50%, 02/01/2022(2)	2,232,900

			4,546,637

		Coal - 1.5%
	795,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	856,613
	2,515,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(2)	2,056,012
	1,535,000	Warrior Met Coal, Inc. 8.00%, 11/01/2024(2)	1,584,888

			4,497,513

		Commercial Banks - 5.0%
		Banco Bilbao Vizcaya Argentaria S.A.
	1,800,000	5 year USD Swap + 3.870%, 6.13%, 11/16/2027(6)(7)	1,856,250
EUR	800,000	5 year EUR Swap + 6.155%, 7.00%, 02/19/2019(6)(7)(8)	1,008,678
	400,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(6)(7)(8)	568,729
	1,400,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(6)(7)(8)	1,759,881
$	800,000	Barclays plc 5 year USD Swap + 6.772%, 7.88%, 03/15/2022(6)(7)(8)	877,000
		BNP Paribas S.A.
	260,000	5 year USD Swap + 2.838%, 5.13%, 11/15/2027(2)(6)(7)	260,000
	1,080,000	5 year USD Swap + 6.314%, 7.63%, 03/30/2021(2)(6)(7)	1,188,000
	101,000	CIT Group, Inc. 5.38%, 05/15/2020	106,681
	690,000	Credit Agricole S.A. 5 year USD Swap + 4.898%, 7.88%, 01/23/2024(2)(6)(7)	780,563

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.3% - (continued)
		Commercial Banks - 5.0% - (continued)
$	1,180,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(6)(7)(8)	$1,278,825
	790,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(2)	804,812
	730,000	Intesa Sanpaolo S.p.A. 5 year USD Swap + 5.462%, 7.70%, 09/17/2025(2)(6)(7)	790,225
		Royal Bank of Scotland Group plc
	1,300,000	3 mo. USD LIBOR + 2.320%, 4.02%, 09/30/2027(6)(7)	1,290,250
	385,000	5 year USD Swap + 7.598%, 8.63%, 08/15/2021(6)(7)	433,606
	640,000	Societe Generale S.A. 5 year USD Swap + 6.394%, 8.25%, 11/29/2018(6)(7)(8)	669,600
	1,200,000	UniCredit S.p.A. 5 year USD Swap + 5.180%, 8.00%, 06/03/2024(6)(7)(8)	1,313,275

			14,986,375

		Commercial Services - 6.0%
	420,000	ACE Cash Express, Inc. 12.00%, 12/15/2022(2)	434,700
		APX Group, Inc.
	1,180,000	7.63%, 09/01/2023	1,241,950
	2,050,000	7.88%, 12/01/2022	2,196,062
		Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
	1,875,000	5.25%, 03/15/2025(2)	1,856,250
	985,000	5.50%, 04/01/2023	1,009,625
	2,544,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(2)	2,671,200
	2,410,000	GW Honos Security Corp. 8.75%, 05/15/2025(2)	2,590,750
		Herc Rentals, Inc.
	760,000	7.50%, 06/01/2022(2)	818,900
	1,353,000	7.75%, 06/01/2024(2)	1,484,918
	2,105,000	Hertz Corp. 5.50%, 10/15/2024(2)	1,899,762
	385,000	Service Corp. International 4.63%, 12/15/2027	390,629
		United Rentals North America, Inc.
	440,000	4.63%, 10/15/2025	443,300
	875,000	5.88%, 09/15/2026	936,250

			17,974,296

		Construction Materials - 2.0%
	2,380,000	Cemex Finance LLC 6.00%, 04/01/2024(2)	2,504,950
		Jeld-Wen, Inc.
	90,000	4.63%, 12/15/2025(2)	90,675
	140,000	4.88%, 12/15/2027(2)	141,400
	1,650,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	1,703,625
	1,605,000	Standard Industries, Inc. 5.38%, 11/15/2024(2)	1,677,706

			6,118,356

		Diversified Financial Services - 5.4%
	665,000	FBM Finance, Inc. 8.25%, 08/15/2021(2)	706,562

The accompanying notes are an integral part of these financial statements.

107

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.3% - (continued)
		Diversified Financial Services - 5.4% - (continued)
$	620,000	Fly Leasing Ltd. 5.25%, 10/15/2024	$620,000
	1,370,000	goeasy Ltd. 7.88%, 11/01/2022(2)	1,429,937
	2,760,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, 07/01/2021	2,797,950
		Navient Corp.
	417,000	5.50%, 01/25/2023	415,958
	365,000	5.63%, 08/01/2033	318,463
	1,641,000	5.88%, 10/25/2024	1,628,692
	2,070,000	6.13%, 03/25/2024	2,095,875
	815,000	6.50%, 06/15/2022	855,342
	917,000	7.25%, 09/25/2023	976,605
	280,000	OneMain Financial Holdings LLC 6.75%, 12/15/2019(2)	289,296
		Springleaf Finance Corp.
	490,000	5.25%, 12/15/2019	504,088
	675,000	7.75%, 10/01/2021	742,500
	1,730,000	8.25%, 12/15/2020	1,903,000
	720,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(2)	727,200
	285,000	Vantiv LLC / Vanity Issuer Corp. 4.38%, 11/15/2025(2)	288,614

			16,300,082

		Electric - 0.8%
	2,220,000	AES Corp. 5.13%, 09/01/2027	2,331,000
	415,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(1)(2)(3)(4)(9)	—

			2,331,000

		Electrical Components & Equipment - 0.3%
	910,000	General Cable Corp. 5.75%, 10/01/2022	942,988

		Entertainment - 3.6%
	1,150,000	CRC Escrow Issuer LLC 5.25%, 10/15/2025(2)	1,158,625
	1,350,000	Eldorado Resorts, Inc. 6.00%, 04/01/2025	1,410,750
	1,655,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(2)	1,770,850
	1,880,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(2)	1,950,500
	1,225,000	Pinnacle Entertainment, Inc. 5.63%, 05/01/2024	1,310,750
	835,000	Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021(2)	828,737
	195,000	Scientific Games International, Inc. 5.00%, 10/15/2025(2)	195,488
	1,150,000	6.63%, 05/15/2021	1,187,375
	770,000	10.00%, 12/01/2022	845,075
	325,000	WMG Acquisition Corp. 5.00%, 08/01/2023(2)	336,375

			10,994,525

		Environmental Control - 0.1%
	397,000	Tervita Escrow Corp. 7.63%, 12/01/2021(2)	397,993

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.3% - (continued)
		Food - 1.9%
$	2,510,000	Post Holdings, Inc. 5.00%, 08/15/2026(2)	$2,469,213
	640,000	5.63%, 01/15/2028(2)	643,392
	660,000	5.75%, 03/01/2027(2)	671,550
	2,045,000	TreeHouse Foods, Inc. 4.88%, 03/15/2022	2,068,006

			5,852,161

		Healthcare - Products - 1.0%
	2,895,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(2)	3,018,038

		Healthcare - Services - 3.2%
	370,000	Envision Healthcare Corp. 5.13%, 07/01/2022(2)	358,900
	940,000	5.63%, 07/15/2022	949,400
	1,835,000	HCA Healthcare, Inc. 6.25%, 02/15/2021	1,945,100
		HCA, Inc.
	1,340,000	5.25%, 06/15/2026	1,420,400
	1,085,000	5.38%, 02/01/2025	1,122,975
	1,599,000	7.50%, 11/15/2095	1,634,977
	350,000	MPH Acquisition Holdings LLC 7.13%, 06/01/2024(2)	372,750
	1,740,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(2)	1,744,350

			9,548,852

		Home Builders - 2.8%
	1,690,000	AV Homes, Inc. 6.63%, 05/15/2022	1,776,612
	370,000	Beazer Homes USA, Inc. 5.88%, 10/15/2027(2)	371,850
	525,000	6.75%, 03/15/2025	553,219
	1,120,000	8.75%, 03/15/2022	1,234,688
	1,880,000	KB Home 8.00%, 03/15/2020	2,058,600
150,000		M/I Homes, Inc. 5.63%, 08/01/2025	152,238
	2,115,000	6.75%, 01/15/2021	2,189,025

			8,336,232

		Household Products - 0.5%
	2,400,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	1,464,000

		Household Products/Wares - 0.5%
EUR	1,320,000	Diamond (BC) B.V. 5.63%, 08/15/2025(2)	1,588,236

		Housewares - 0.8%
$	2,270,000	American Greetings Corp. 7.88%, 02/15/2025(2)	2,451,600

		Insurance - 1.5%
110,000		Genworth Holdings, Inc. 4.80%, 02/15/2024	93,500
	770,000	4.90%, 08/15/2023	656,425
	440,000	7.20%, 02/15/2021	429,000
	245,000	7.63%, 09/24/2021	239,488
	145,000	7.70%, 06/15/2020	145,906
	415,000	MGIC Investment Corp. 5.75%, 08/15/2023	453,906
	710,000	Radian Group, Inc. 4.50%, 10/01/2024	727,395

The accompanying notes are an integral part of these financial statements.

108

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 91.3% - (continued)
	Insurance - 1.5% - (continued)
1,910,000	USIS Merger Sub, Inc. 6.88%, 05/01/2025(2)	$1,929,100

		4,674,720

	Internet - 1.7%
2,105,000	Netflix, Inc. 5.88%, 02/15/2025	2,236,562
2,145,000	Zayo Group LLC / Zayo Capital, Inc. 6.00%, 04/01/2023	2,234,125
605,000	6.38%, 05/15/2025	639,788

		5,110,475

	Iron/Steel - 1.5%
1,015,000	AK Steel Corp. 7.63%, 10/01/2021	1,053,062
650,000	Signode Industrial Group U.S., Inc. 6.38%, 05/01/2022(2)	679,250
230,000	Steel Dynamics, Inc. 4.13%, 09/15/2025(2)	231,725
1,130,000	5.50%, 10/01/2024	1,200,625
1,308,000	United States Steel Corp. 8.38%, 07/01/2021(2)	1,419,834

		4,584,496

	IT Services - 0.6%
1,480,000	Conduent Finance, Inc. / Conduent Business Services LLC 10.50%, 12/15/2024(2)	1,728,344

	Lodging - 2.5%
920,000	Boyd Gaming Corp. 6.38%, 04/01/2026	991,300
1,935,000	FelCor Lodging L.P. 6.00%, 06/01/2025	2,041,425
1,630,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(2)	1,715,575
1,170,000	Station Casinos LLC 5.00%, 10/01/2025(2)	1,175,850
1,585,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(2)	1,505,750

		7,429,900

	Machinery-Construction & Mining - 0.6%
1,605,000	BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, 03/15/2024(2)	1,713,338

	Machinery-Diversified - 0.7%
1,935,000	Cloud Crane LLC 10.13%, 08/01/2024(2)	2,181,713

	Media - 7.5%
	CCO Holdings LLC / CCO Holdings Capital Corp.
120,000	5.13%, 02/15/2023	122,700
245,000	5.13%, 05/01/2023(2)	249,900
95,000	5.25%, 09/30/2022	97,375
545,000	5.75%, 09/01/2023	561,350
105,000	5.75%, 01/15/2024	107,888
1,355,000	5.75%, 02/15/2026(2)	1,407,506
1,775,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(2)	1,779,438

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 91.3% - (continued)
	Media - 7.5% - (continued)
$ 1,195,000	CSC Holdings LLC 5.25%, 06/01/2024	$1,177,075
760,000	10.13%, 01/15/2023(2)	855,950
2,170,000	DISH DBS Corp. 5.00%, 03/15/2023	2,050,650
1,095,000	5.88%, 07/15/2022	1,100,475
945,000	6.75%, 06/01/2021	992,250
556,000	7.88%, 09/01/2019	594,920
1,255,000	Gray Television, Inc. 5.13%, 10/15/2024(2)	1,251,863
380,000	5.88%, 07/15/2026(2)	389,500
1,175,000	Liberty Interactive LLC 8.25%, 02/01/2030	1,274,875
2,370,000	SFR Group S.A. 7.38%, 05/01/2026(2)	2,432,212
520,000	Sinclair Television Group, Inc. 5.13%, 02/15/2027(2)	515,450
1,055,000	5.88%, 03/15/2026(2)	1,097,200
1,515,000	TEGNA, Inc. 4.88%, 09/15/2021(2)	1,545,300
1,528,000	5.13%, 10/15/2019	1,550,003
1,565,000	Tribune Media Co. 5.88%, 07/15/2022	1,608,037

		22,761,917

	Metal Fabricate/Hardware - 0.7%
605,000	Novelis Corp. 5.88%, 09/30/2026(2)	617,100
1,115,000	6.25%, 08/15/2024(2)	1,167,963
340,000	TriMas Corp. 4.88%, 10/15/2025(2)	341,275

		2,126,338

	Mining - 2.0%
520,000	Constellium N.V. 5.88%, 02/15/2026(2)	529,750
	First Quantum Minerals Ltd.
760,000	7.00%, 02/15/2021(2)	788,500
615,000	7.50%, 04/01/2025(2)	667,275
1,290,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	1,370,625
	New Gold, Inc.
105,000	6.25%, 11/15/2022(2)	108,412
870,000	6.38%, 05/15/2025(2)	922,200
630,000	Northwest Acquisitions ULC / Dominion Finco, Inc. 7.13%, 11/01/2022(2)	650,475
970,000	Teck Resources Ltd. 8.50%, 06/01/2024(2)	1,096,100

		6,133,337

	Miscellaneous Manufacturing - 0.6%
1,785,000	Bombardier, Inc. 6.13%, 01/15/2023(2)	1,749,300

	Office/Business Equipment - 0.7%
885,000	CDW LLC / CDW Finance Corp. 5.00%, 09/01/2023	914,869
970,000	5.50%, 12/01/2024	1,054,875

		1,969,744

The accompanying notes are an integral part of these financial statements.

109

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 91.3% - (continued)
	Oil & Gas - 9.9%
$ 2,260,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(2)	$2,356,050
2,370,000	California Resources Corp. 8.00%, 12/15/2022(2)	1,955,250
475,000	Continental Resources, Inc. 3.80%, 06/01/2024	469,656
265,000	4.50%, 04/15/2023	270,300
2,015,000	4.90%, 06/01/2044	1,924,325
1,005,000	5.00%, 09/15/2022	1,020,075
2,100,000	Denbury Resources, Inc. 9.00%, 05/15/2021(2)	2,144,625
1,430,000	Energen Corp. 4.63%, 09/01/2021	1,447,875
1,540,000	Ensco plc 5.75%, 10/01/2044	1,054,900
740,000	Laredo Petroleum, Inc. 5.63%, 01/15/2022	747,400
415,000	6.25%, 03/15/2023	429,649
220,000	MEG Energy Corp. 6.38%, 01/30/2023(2)	187,000
1,090,000	6.50%, 01/15/2025(2)	1,076,375
910,000	7.00%, 03/31/2024(2)	767,812
1,220,000	Noble Holding International Ltd. 7.75%, 01/15/2024	1,049,200
1,895,000	QEP Resources, Inc. 5.25%, 05/01/2023	1,917,475
205,000	5.38%, 10/01/2022	209,613
280,000	5.63%, 03/01/2026	283,850
245,000	6.80%, 03/01/2020	257,863
870,000	Rowan Cos., Inc. 5.85%, 01/15/2044	678,600
1,680,000	SM Energy Co. 5.00%, 01/15/2024	1,620,150
240,000	6.13%, 11/15/2022	244,500
115,000	6.50%, 11/15/2021	116,438
365,000	Transocean, Inc. 6.80%, 03/15/2038	292,913
110,000	7.50%, 04/15/2031	97,350
435,000	9.35%, 12/15/2041	420,862
690,000	Tullow Oil plc 6.00%, 11/01/2020(2)	696,072
1,230,000	6.25%, 04/15/2022(2)	1,234,674
1,875,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(2)	1,818,750
1,170,000	WPX Energy, Inc. 5.25%, 09/15/2024	1,165,963
1,420,000	6.00%, 01/15/2022	1,483,900
295,000	8.25%, 08/01/2023	334,825

		29,774,290

	Oil & Gas Services - 0.3%
250,000	Weatherford International Ltd. 5.95%, 04/15/2042	195,000
660,000	6.50%, 08/01/2036	542,850
250,000	7.00%, 03/15/2038	210,000

		947,850

	Packaging & Containers - 4.7%
1,700,000	ARD Finance S.A. (cash) 7.13%, 09/15/2023(5)	1,776,500

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 91.3% - (continued)
	Packaging & Containers - 4.7% - (continued)
	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
$ 2,065,000	6.00%, 06/30/2021(2)	$2,119,206
340,000	6.00%, 02/15/2025(2)	357,850
305,000	7.25%, 05/15/2024(2)	332,069
2,060,000	Berry Global, Inc. 6.00%, 10/15/2022	2,157,850
1,875,000	Flex Acquisition Co., Inc. 6.88%, 01/15/2025(2)	1,941,750
1,410,000	Multi-Color Corp. 4.88%, 11/01/2025(2)	1,415,287
535,000	OI European Group B.V. 4.00%, 03/15/2023(2)	535,722
445,000	Plastipak Holdings, Inc. 6.25%, 10/15/2025(2)	455,013
2,070,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(2)	2,142,450
805,000	7.00%, 07/15/2024(2)	861,350

		14,095,047

	Pharmaceuticals - 4.0%
280,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(2)	281,050
736,000	Endo Finance LLC 6.00%, 07/15/2023(2)	577,760
3,075,000	6.00%, 02/01/2025(2)	2,383,125
910,000	Teva Pharmaceutical Finance IV LLC 2.25%, 03/18/2020	880,006
1,320,000	Valeant Pharmaceuticals International, Inc. 5.50%, 03/01/2023(2)	1,207,800
5,830,000	5.88%, 05/15/2023(2)	5,407,325
1,230,000	6.13%, 04/15/2025(2)	1,125,450
240,000	7.00%, 03/15/2024(2)	256,800

		12,119,316

	Pipelines - 0.7%
230,000	Energy Transfer Equity L.P. 4.25%, 03/15/2023	228,275
1,773,000	7.50%, 10/15/2020	1,950,300

		2,178,575

	REITS - 0.3%
760,000	Equinix, Inc. 5.88%, 01/15/2026	816,050

	Retail - 4.0%
3,670,000	1011778 BC ULC / New Red Finance, Inc. 5.00%, 10/15/2025(2)	3,697,525
895,000	Beacon Escrow Corp. 4.88%, 11/01/2025(2)	898,356
1,945,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	1,828,300
1,440,000	Party City Holdings, Inc. 6.13%, 08/15/2023(2)	1,486,800
1,200,000	Staples, Inc. 8.50%, 09/15/2025(2)	1,110,000
2,890,000	United Rentals North America, Inc. 4.88%, 01/15/2028	2,904,450

		11,925,431

The accompanying notes are an integral part of these financial statements.

110

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 91.3% - (continued)
	Semiconductors - 1.6%
$ 480,000	Entegris, Inc. 4.63%, 02/10/2026(2)	$487,200
1,865,000	Micron Technology, Inc. 5.50%, 02/01/2025	1,951,256
1,221,000	Sensata Technologies B.V. 5.00%, 10/01/2025(2)	1,291,208
900,000	5.63%, 11/01/2024(2)	988,875

		4,718,539

	Software - 3.8%
1,060,000	Camelot Finance S.A. 7.88%, 10/15/2024(2)	1,131,550
980,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025(2)	980,000
1,425,000	First Data Corp. 5.38%, 08/15/2023(2)	1,483,282
2,391,000	5.75%, 01/15/2024(2)	2,474,685
1,580,000	7.00%, 12/01/2023(2)	1,670,850
684,000	Infor Software Parent LLC (cash) 7.13%, 05/01/2021(2)(5)	699,390
2,075,000	Infor U.S., Inc. 6.50%, 05/15/2022	2,147,625
780,000	Workday, Inc. 0.25%, 10/01/2022(2)	771,225

		11,358,607

	Telecommunications - 3.6%
380,000	Altice Financing S.A. 6.63%, 02/15/2023(2)	397,898
2,270,000	7.50%, 05/15/2026(2)	2,417,550
175,000	Nokia Oyj 3.38%, 06/12/2022	173,915
180,000	4.38%, 06/12/2027	177,930
800,000	Sprint Capital Corp. 6.88%, 11/15/2028	805,000
416,000	Sprint Corp. 7.13%, 06/15/2024	423,280
2,495,000	7.25%, 09/15/2021	2,641,581
85,000	7.63%, 02/15/2025	89,038
3,479,000	7.88%, 09/15/2023	3,705,135

		10,831,327

	Transportation - 0.4%
1,290,000	Hertz Corp. 7.63%, 06/01/2022(2)	1,351,275

	Total Corporate Bonds (cost $266,912,695)	$275,116,538

SENIOR FLOATING RATE INTERESTS - 1.8%(10)
	Healthcare-Products - 0.4%
1,152,813	INC Research LLC 1 mo. USD LIBOR + 2.250%, 3.82%, 08/01/2024	$1,153,539

	Household Products - 0.2%
480,000	Diamond (BC) B.V. 2 mo. USD LIBOR + 3.000%, 4.42%, 09/06/2024	480,288

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 1.8%(10) - (continued)
		Internet - 0.4%
$	1,260,000	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 4.82%, 04/04/2021	$1,119,435

		Leisure Time - 0.6%
	1,970,000	Golden Entertainment, Inc. 1 mo. USD LIBOR + 3.000%, 4.51%, 10/21/2024	1,971,635

		Machinery-Diversified - 0.2%
	680,526	Gardner Denver, Inc. 3 mo. USD LIBOR + 2.750%, 4.44%, 07/30/2024	682,411

		Total Senior Floating Rate Interests (cost $5,522,846)	$5,407,308

CONVERTIBLE BONDS - 1.6%
		Commercial Services - 0.2%
	690,000	Cardtronics, Inc. 1.00%, 12/01/2020	$611,944

		Media - 0.5%
	1,110,000	DISH Network Corp. 3.38%, 08/15/2026	1,207,819
	400,000	Liberty Media Corp-Liberty Formula One 1.00%, 01/30/2023(2)	446,500

			1,654,319

		Oil & Gas - 0.2%
	1,790,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	470,994

		Semiconductors - 0.4%
565,000		Microchip Technology, Inc. 1.63%, 02/15/2027(2)	662,109
	589,000	2.25%, 02/15/2037(2)	692,075

			1,354,184

		Software - 0.3%
	726,000	ServiceNow, Inc. 0.00%, 06/01/2022(2)(11)	830,816

		Total Convertible Bonds (cost $6,216,950)	$4,922,257

COMMON STOCKS - 0.7%
		Banks - 0.2%
	49,207	MGIC Investment Corp.*	$694,311

		Energy - 0.5%
	206,275,142	KCA Deutag*(1)(2)(3)(9)	1,309,228
	82,554	Vistra Energy Corp.	74,299

			1,383,527

		Utilities - 0.0%
	4,525,000	TCEH Corp.*(1)(3)(9)	4

		Total Common Stocks (cost $3,195,090)	$2,077,842

The accompanying notes are an integral part of these financial statements.

111

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
PREFERRED STOCKS - 0.1%
		Diversified Financials - 0.1%
$	16,525	GMAC Capital Trust Series 2 3 mo. USD LIBOR + 5.785%, 7.20%(7)	$428,824

		Total Preferred Stocks (cost $433,019)	$428,824

		Total Long-Term Investments (cost $284,759,558)	$287,952,769

SHORT-TERM INVESTMENTS - 2.4%
		Other Investment Pools & Funds - 2.4%
	7,135,513	Fidelity Institutional Government Fund, Institutional Class, 1.16%(12)	$7,135,513

		Total Short-Term Investments (cost $7,135,513)	$7,135,513

Total Investments (cost $291,895,071)	97.9%	$295,088,282
Other Assets and Liabilities	2.1%	6,401,588

Total Net Assets	100.0%	$301,489,870

The accompanying notes are an integral part of these financial statements.

112

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2017, the aggregate value of these securities was $146,484,552, which represented 48.6% of total net assets.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2017, the aggregate fair value of these securities was $1,309,232, which represented 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(5)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(7)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2017.

(8)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2017, the aggregate value of these securities was $7,475,988, which represented 2.5% of total net assets.

(9)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At December 31, 2017, the aggregate value of these securities was $1,309,232, which represents 0.4% of total net assets.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of December 31, 2017.

(11)	Security is a zero-coupon bond.

(12)	Current yield as of period end.

Foreign Currency Contracts Outstanding at December 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,461,448	USD	2,069,000	EUR	CBK	01/31/18	$—	$(25,758)
2,453,623	USD	2,070,000	EUR	BOA	01/31/18	—	(34,785)

Total						$—	$(60,543)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

113

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BOA	Banc of America Securities LLC
CBK	Citibank NA

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Other Abbreviations:
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

114

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	$0
Corporate Bonds	275,116,538	—	275,116,538	—
Senior Floating Rate Interests	5,407,308	—	5,407,308	—
Convertible Bonds	4,922,257	—	4,922,257	—
Common Stocks
Banks	694,311	694,311	—	—
Energy	1,383,527	—	74,299	1,309,228
Utilities	4	—	—	4
Preferred Stocks	428,824	428,824	—	—
Short-Term Investments	7,135,513	7,135,513	—	—

Total	$295,088,282	$8,258,648	$285,520,402	$1,309,232

Liabilities
Foreign Currency Contracts(2)	$(60,543)	$—	$(60,543)	$—

Total	$(60,543)	$—	$(60,543)	$—

(1)	For the year ended December 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2017 is not presented.

The accompanying notes are an integral part of these financial statements.

115

Hartford International Opportunities HLS Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3%
	Argentina - 0.3%
198,996	YPF S.A. ADR	$4,558,998

	Australia - 0.4%
525,689	Treasury Wine Estates Ltd.	6,523,254

	Brazil - 0.8%
1,006,390	Itau Unibanco Holding S.A. ADR	13,083,070

	Canada - 8.0%
407,575	Canadian National Railway Co.	33,607,915
452,563	Canadian Natural Resources Ltd.	16,172,737
1,286,824	Encana Corp.	17,167,891
354,784	Magna International, Inc.	20,107,249
1,122,639	Manulife Financial Corp.	23,417,338
306,807	TransCanada Corp.	14,932,738

		125,405,868

	China - 12.4%
226,000	AAC Technologies Holdings, Inc.	3,999,849
187,071	Alibaba Group Holding Ltd. ADR*	32,256,653
11,607,000	China Construction Bank Corp. Class H	10,684,850
3,601,500	China Merchants Bank Co., Ltd. Class H	14,258,564
287,621	Ctrip.com International Ltd. ADR*	12,684,086
1,223,000	ENN Energy Holdings Ltd.	8,698,539
241,148	JD.com, Inc. ADR*	9,988,350
32,453	NetEase, Inc. ADR	11,198,557
260,810	New Oriental Education & Technology Group, Inc. ADR	24,516,140
2,187,000	Ping An Insurance Group Co. of China Ltd. Class H	22,683,715
249,000	Sunny Optical Technology Group Co., Ltd.	3,161,615
631,980	Tencent Holdings Ltd.	32,709,966
89,630	Weibo Corp. ADR*	9,273,120

		196,114,004

	France - 13.8%
315,826	Airbus SE	31,388,911
1,051,069	AXA S.A.	31,146,559
227,088	BNP Paribas S.A.	16,892,752
80,017	Capgemini SE	9,477,356
314,825	Cie de Saint-Gobain	17,326,779
163,162	Cie Generale des Etablissements Michelin	23,341,160
45,505	Essilor International Cie Generale d’Optique S.A.	6,267,925
2,111,600	Natixis S.A.	16,678,480
223,854	Safran S.A.	23,089,541
164,320	Schneider Electric SE*	13,931,124
31,027	Unibail-Rodamco SE REIT	7,807,995
278,517	Valeo S.A.	20,746,946

		218,095,528

	Germany - 4.6%
41,182	Beiersdorf AG	4,827,890
97,747	Continental AG	26,282,196
788,684	Deutsche Bank AG	14,917,145
241,349	Deutsche Wohnen SE	10,526,860
335,108	Vonovia SE	16,603,677

		73,157,768

	Hong Kong - 2.0%
1,002,000	Henderson Land Development Co., Ltd.	6,588,151
248,856	Hong Kong Exchanges & Clearing Ltd.	7,612,074
611,537	Melco Resorts & Entertainment Ltd. ADR	17,759,035

		31,959,260

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	India - 3.1%
200,560	HDFC Bank Ltd.	$5,939,894
4,754,544	ICICI Bank Ltd.	23,302,336
1,370,524	Power Grid Corp. of India Ltd.	4,294,931
3,255,327	State Bank of India	15,769,515

		49,306,676

	Italy - 3.6%
203,459	Banca Generali S.p.A.	6,760,807
49,800	Ferrari N.V.	5,218,056
593,641	FinecoBank Banca Fineco S.p.A.	6,063,805
187,155	Moncler S.p.A.	5,850,001
1,486,931	Pirelli & C. S.p.A.*(1)	12,934,675
1,075,342	UniCredit S.p.A.*	20,059,673

		56,887,017

	Japan - 17.1%
112,500	Daikin Industries Ltd.	13,293,332
32,460	Daito Trust Construction Co., Ltd.	6,613,112
352,815	Daiwa House Industry Co., Ltd.	13,529,530
9,230	FANUC Corp.	2,214,243
690,370	ITOCHU Corp.	12,869,540
399,400	Japan Tobacco, Inc.	12,861,916
5,500	Keyence Corp.	3,072,472
872,900	Kobe Steel Ltd.*	8,055,693
518,500	Komatsu Ltd.	18,738,441
880,000	Mitsubishi UFJ Financial Group, Inc.	6,404,605
56,900	Murata Manufacturing Co., Ltd.	7,618,226
272,500	Nexon Co., Ltd.*	7,902,572
44,000	Nidec Corp.	6,160,750
160,050	Nippon Telegraph & Telephone Corp.	7,524,602
227,110	Omron Corp.	13,508,261
408,174	Ono Pharmaceutical Co., Ltd.	9,494,825
467,000	Seven & i Holdings Co., Ltd.	19,346,128
385,700	SoftBank Group Corp.	30,536,089
347,140	Sony Financial Holdings, Inc.	6,135,215
714,930	Sumitomo Mitsui Financial Group, Inc.	30,816,695
727,583	Tokio Marine Holdings, Inc.	33,092,681

		269,788,928

	Luxembourg - 0.5%
247,724	ArcelorMittal*	8,036,969

	Mexico - 0.9%
278,043	America Movil S.A.B. de C.V. Class L, ADR	4,768,437
1,274,940	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	6,607,966
491,860	Infraestructura Energetica Nova, S.A.B. de C.V.	2,406,456

		13,782,859

	Netherlands - 1.5%
410,458	AerCap Holdings N.V.*	21,594,196
823,897	DP Eurasia N.V.*(1)	2,391,628

		23,985,824

	Panama - 0.5%
53,040	Copa Holdings S.A. Class A	7,110,542

	Russia - 1.4%
176,700	Lukoil PJSC ADR	10,067,641
198,306	Mail.Ru Group Ltd. GDR*	5,693,104
383,000	Sberbank of Russia PJSC ADR	6,455,666

		22,216,411

The accompanying notes are an integral part of these financial statements.

116

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	South Korea - 2.3%
15,114	Samsung Electronics Co., Ltd.	$35,909,509

	Spain - 2.6%
1,547,365	Banco Santander S.A.	10,144,883
4,021,018	Iberdrola S.A.	31,127,836

		41,272,719

	Switzerland - 9.7%
180,861	ABB Ltd.	4,844,241
148,601	Julius Baer Group Ltd.*	9,087,258
514,100	Nestle S.A.	44,200,388
465,329	Novartis AG	39,158,567
58,312	Swiss Re AG	5,453,381
2,302,563	UBS Group AG*	42,304,423
27,511	Zurich Insurance Group AG	8,364,542

		153,412,800

	Taiwan - 3.4%
4,492,625	Hon Hai Precision Industry Co., Ltd.	14,284,695
5,202,995	Taiwan Semiconductor Manufacturing Co., Ltd.	39,839,707

		54,124,402

	United Kingdom - 10.4%
359,002	AstraZeneca plc	24,773,162
2,267,094	BAE Systems plc	17,516,316
518,470	British American Tobacco plc	35,047,952
655,925	Compass Group plc	14,143,193
942,349	Fiat Chrysler Automobiles N.V.*	16,824,033
6,128,180	Glencore plc*	32,074,663
843,078	Just Eat plc*	8,867,689
270,999	Unilever N.V.	15,258,036

		164,505,044

	Total Common Stocks (cost $1,356,727,465)	$1,569,237,450

	Total Long-Term Investments (cost $1,356,727,465)	$1,569,237,450

SHORT-TERM INVESTMENTS - 1.1%
	Other Investment Pools & Funds - 1.1%
17,847,597	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.17%(2)	$17,847,597

	Total Short-Term Investments (cost $17,847,597)	$17,847,597

Total Investments (cost $1,374,575,062)	100.4%	$1,587,085,047
Other Assets and Liabilities	(0.4)%	(6,564,827)

Total Net Assets	100.0%	$1,580,520,220

The accompanying notes are an integral part of these financial statements.

117

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2017, the aggregate value of these securities was $15,326,303, which represented 1.0% of total net assets.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

118

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Argentina	$4,558,998	$4,558,998	$—	$—
Australia	6,523,254	—	6,523,254	—
Brazil	13,083,070	13,083,070	—	—
Canada	125,405,868	125,405,868	—	—
China	196,114,004	99,916,906	96,197,098	—
France	218,095,528	—	218,095,528	—
Germany	73,157,768	—	73,157,768	—
Hong Kong	31,959,260	17,759,035	14,200,225	—
India	49,306,676	—	49,306,676	—
Italy	56,887,017	12,934,675	43,952,342	—
Japan	269,788,928	—	269,788,928	—
Luxembourg	8,036,969	—	8,036,969	—
Mexico	13,782,859	13,782,859	—	—
Netherlands	23,985,824	23,985,824	—	—
Panama	7,110,542	7,110,542	—	—
Russia	22,216,411	—	22,216,411	—
South Korea	35,909,509	—	35,909,509	—
Spain	41,272,719	—	41,272,719	—
Switzerland	153,412,800	—	153,412,800	—
Taiwan	54,124,402	—	54,124,402	—
United Kingdom	164,505,044	—	164,505,044	—
Short-Term Investments	17,847,597	17,847,597	—	—

Total	$1,587,085,047	$336,385,374	$1,250,699,673	$—

(1)	For the year ended December 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

119

Hartford MidCap HLS Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8%
	Automobiles & Components - 1.0%
452,378	Harley-Davidson, Inc.	$23,016,993

	Banks - 5.5%
91,777	Cullen/Frost Bankers, Inc.	8,686,693
157,078	East West Bancorp, Inc.	9,555,055
40,284	First Citizens BancShares, Inc. Class A	16,234,452
282,257	First Republic Bank	24,454,746
218,127	M&T Bank Corp.	37,297,536
178,911	Prosperity Bancshares, Inc.	12,536,294
144,516	South State Corp.	12,594,569

		121,359,345

	Capital Goods - 8.0%
496,316	Allison Transmission Holdings, Inc.	21,376,330
318,880	Fastenal Co.	17,439,547
260,839	HEICO Corp. Class A	20,619,323
327,093	IDEX Corp.	43,166,463
207,742	Lennox International, Inc.	43,264,349
115,723	Middleby Corp.*	15,616,819
235,421	PACCAR, Inc.	16,733,725

		178,216,556

	Commercial & Professional Services - 8.3%
132,464	Cintas Corp.	20,641,865
205,410	Dun & Bradstreet Corp.	24,322,598
128,140	Equifax, Inc.	15,110,269
323,021	KAR Auction Services, Inc.	16,315,791
454,676	Robert Half International, Inc.	25,252,705
884,681	TransUnion*	48,622,068
70,543	UniFirst Corp.	11,632,541
306,489	Waste Connections, Inc.	21,742,329

		183,640,166

	Consumer Durables & Apparel - 2.3%
12,139	NVR, Inc.*	42,586,283
634,636	Under Armour, Inc. Class C*	8,453,351

		51,039,634

	Consumer Services - 1.2%
330,114	Choice Hotels International, Inc.	25,616,846

	Diversified Financials - 4.5%
68,485	Credit Acceptance Corp.*	22,153,528
134,384	FactSet Research Systems, Inc.	25,903,860
43,785	Moody’s Corp.	6,463,104
168,127	MSCI, Inc.	21,274,790
237,352	Northern Trust Corp.	23,709,091

		99,504,373

	Energy - 2.2%
101,165	Diamondback Energy, Inc.*	12,772,081
357,144	Newfield Exploration Co.*	11,260,750
1,715,452	WPX Energy, Inc.*	24,136,410

		48,169,241

	Food & Staples Retailing - 0.7%
180,345	PriceSmart, Inc.	15,527,705

	Health Care Equipment & Services - 4.3%
167,913	Integra LifeSciences Holdings Corp.*	8,036,316
274,331	STERIS plc	23,995,733
108,033	Teleflex, Inc.	26,880,771
206,936	Varian Medical Systems, Inc.*	23,000,936
249,638	Veeva Systems, Inc. Class A*	13,799,989

		95,713,745

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8% - (continued)
	Insurance - 5.9%
32,700	Alleghany Corp.*	$19,492,143
36,986	Fairfax Financial Holdings Ltd.	19,694,677
433,612	FNF Group	17,014,935
38,443	Markel Corp.*	43,791,575
17,230	White Mountains Insurance Group Ltd.	14,667,554
214,559	WR Berkley Corp.	15,373,152

		130,034,036

	Materials - 3.1%
563,556	Ball Corp.	21,330,594
287,538	Packaging Corp. of America	34,662,706
401,035	Silgan Holdings, Inc.	11,786,419

		67,779,719

	Pharmaceuticals, Biotechnology & Life Sciences - 12.4%
298,542	Aerie Pharmaceuticals, Inc.*	17,837,885
263,161	Agios Pharmaceuticals, Inc.*	15,044,914
511,337	Alkermes plc*	27,985,474
91,024	BeiGene Ltd. ADR*	8,894,865
94,535	Bluebird Bio, Inc.*	16,836,684
540,926	Ionis Pharmaceuticals, Inc.*	27,208,578
928,943	Ironwood Pharmaceuticals, Inc.*	13,924,856
40,856	Mettler-Toledo International, Inc.*	25,311,109
315,821	Neurocrine Biosciences, Inc.*	24,504,551
206,977	Sage Therapeutics, Inc.*	34,091,182
151,741	Spark Therapeutics, Inc.*	7,802,522
226,798	TESARO, Inc.*	18,794,750
346,214	Ultragenyx Pharmaceutical, Inc.*	16,057,405
106,943	Waters Corp.*	20,660,318

		274,955,093

	Real Estate - 0.2%
152,876	Equity Commonwealth REIT*	4,664,247

	Retailing - 1.5%
418,121	CarMax, Inc.*	26,814,100
211,180	TripAdvisor, Inc.*	7,277,263

		34,091,363

	Semiconductors & Semiconductor Equipment - 2.1%
258,419	MKS Instruments, Inc.	24,420,595
247,445	Silicon Laboratories, Inc.*	21,849,394

		46,269,989

	Software & Services - 20.8%
540,517	Akamai Technologies, Inc.*	35,155,226
339,003	Black Knight, Inc.*	14,966,982
259,326	Blackbaud, Inc.	24,503,714
254,651	Blackhawk Network Holdings, Inc.*	9,078,308
445,582	Cadence Design Systems, Inc.*	18,634,239
70,683	Cimpress N.V.*	8,473,478
92,691	CoStar Group, Inc.*	27,524,593
1,553,132	Genpact Ltd.	49,296,410
440,822	Global Payments, Inc.	44,187,997
115,464	GrubHub, Inc.*	8,290,315
294,654	Guidewire Software, Inc.*	21,881,006
180,879	ServiceNow, Inc.*	23,584,813
725,214	Teradata Corp.*	27,891,730
402,233	Total System Services, Inc.	31,812,608
396,653	VeriSign, Inc.*	45,392,969
284,331	WEX, Inc.*	40,156,067
265,335	Zillow Group, Inc. Class A*	10,809,748
468,506	Zillow Group, Inc. Class C*	19,171,266

		460,811,469

The accompanying notes are an integral part of these financial statements.

120

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8% - (continued)
	Technology Hardware & Equipment - 8.5%
554,123	CDW Corp.	$38,506,007
571,509	CommScope Holding Co., Inc.*	21,620,185
793,882	Finisar Corp.*	16,155,499
540,896	II-VI, Inc.*	25,395,067
539,126	Keysight Technologies, Inc.*	22,427,642
818,844	National Instruments Corp.	34,088,476
719,577	Trimble, Inc.*	29,243,609

		187,436,485

	Transportation - 5.4%
323,601	Alaska Air Group, Inc.	23,787,910
55,689	AMERCO	21,045,430
389,132	Genesee & Wyoming, Inc. Class A*	30,636,362
1,199,233	JetBlue Airways Corp.*	26,790,865
406,490	Spirit Airlines, Inc.*	18,231,077

		120,491,644

	Utilities - 1.9%
139,233	Black Hills Corp.	8,369,295
256,421	NiSource, Inc.	6,582,327
579,446	UGI Corp.	27,204,990

		42,156,612

	Total Common Stocks (cost $1,616,089,446)	$2,210,495,261

	Total Long-Term Investments (cost $1,616,089,446)	$2,210,495,261

SHORT-TERM INVESTMENTS - 0.5%
	Other Investment Pools & Funds - 0.5%
11,321,834	Fidelity Institutional Government Fund, Institutional Class, 1.16%(1)	$11,321,834

	Total Short-Term Investments (cost $11,321,834)	$11,321,834

Total Investments (cost $1,627,411,280)	100.3%	$2,221,817,095
Other Assets and Liabilities	(0.3)%	(6,923,054)

Total Net Assets	100.0%	$2,214,894,041

The accompanying notes are an integral part of these financial statements.

121

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

122

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$23,016,993	$23,016,993	$—	$—
Banks	121,359,345	121,359,345	—	—
Capital Goods	178,216,556	178,216,556	—	—
Commercial & Professional Services	183,640,166	183,640,166	—	—
Consumer Durables & Apparel	51,039,634	51,039,634	—	—
Consumer Services	25,616,846	25,616,846	—	—
Diversified Financials	99,504,373	99,504,373	—	—
Energy	48,169,241	48,169,241	—	—
Food & Staples Retailing	15,527,705	15,527,705	—	—
Health Care Equipment & Services	95,713,745	95,713,745	—	—
Insurance	130,034,036	130,034,036	—	—
Materials	67,779,719	67,779,719	—	—
Pharmaceuticals, Biotechnology & Life Sciences	274,955,093	274,955,093	—	—
Real Estate	4,664,247	4,664,247	—	—
Retailing	34,091,363	34,091,363	—	—
Semiconductors & Semiconductor Equipment	46,269,989	46,269,989	—	—
Software & Services	460,811,469	460,811,469	—	—
Technology Hardware & Equipment	187,436,485	187,436,485	—	—
Transportation	120,491,644	120,491,644	—	—
Utilities	42,156,612	42,156,612	—	—
Short-Term Investments	11,321,834	11,321,834	—	—

Total	$2,221,817,095	$2,221,817,095	$—	$—

(1)	For the year ended December 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

123

Hartford MidCap Value HLS Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9%
	Automobiles & Components - 1.7%
195,215	Goodyear Tire & Rubber Co.	$6,307,397

	Banks - 12.6%
86,404	Bank of the Ozarks, Inc.	4,186,274
122,517	Comerica, Inc.	10,635,701
235,055	FNB Corp.	3,248,460
72,977	IBERIABANK Corp.	5,655,717
93,061	MB Financial, Inc.	4,143,076
48,385	Provident Financial Services, Inc.	1,304,943
43,456	South State Corp.	3,787,190
191,460	Sterling Bancorp	4,709,916
75,656	Western Alliance Bancorp*	4,283,643
104,666	Zions Bancorp	5,320,173

		47,275,093

	Capital Goods - 11.1%
6,013	Generac Holdings, Inc.*	297,764
59,132	Granite Construction, Inc.	3,750,743
47,685	Harris Corp.	6,754,580
42,826	Hubbell, Inc.	5,796,071
45,845	JELD-WEN Holding, Inc.*	1,804,918
262,067	Milacron Holdings Corp.*	5,015,962
49,353	Moog, Inc. Class A*	4,286,308
411,268	Sanwa Holdings Corp.	5,651,841
80,965	Sensata Technologies Holding N.V.*	4,138,121
58,434	WESCO International, Inc.*	3,982,277

		41,478,585

	Commercial & Professional Services - 2.6%
137,183	Atento S.A.	1,392,408
85,735	Clean Harbors, Inc.*	4,646,837
31,432	Dun & Bradstreet Corp.	3,721,863

		9,761,108

	Consumer Durables & Apparel - 2.5%
89,037	D.R. Horton, Inc.	4,547,120
30,431	Lennar Corp. Class A	1,924,456
63,768	Toll Brothers, Inc.	3,062,139

		9,533,715

	Consumer Services - 1.3%
29,800	Dave & Buster’s Entertainment, Inc.*	1,644,066
61,291	Norwegian Cruise Line Holdings Ltd.*	3,263,746

		4,907,812

	Energy - 7.4%
92,261	Delek U.S. Holdings, Inc.	3,223,599
98,184	Diamondback Energy, Inc.*	12,395,730
47,744	Energen Corp.*	2,748,622
222,097	Laredo Petroleum, Inc.*	2,356,449
220,166	Newfield Exploration Co.*	6,941,834

		27,666,234

	Food & Staples Retailing - 0.1%
8,100	US Foods Holding Corp.*	258,633

	Food, Beverage & Tobacco - 2.2%
25,633	Ingredion, Inc.	3,583,493
60,824	Post Holdings, Inc.*	4,819,086

		8,402,579

	Health Care Equipment & Services - 4.0%
123,066	Acadia Healthcare Co., Inc.*	4,015,644
219,394	Brookdale Senior Living, Inc.*	2,128,122

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Health Care Equipment & Services - 4.0% - (continued)
96,698	Envision Healthcare Corp.*	$3,341,883
63,256	STERIS plc	5,533,002

		15,018,651

	Insurance - 10.4%
26,486	Assurant, Inc.	2,670,848
177,814	CNO Financial Group, Inc.	4,390,228
32,357	Hanover Insurance Group, Inc.	3,497,145
249,881	Jardine Lloyd Thompson Group plc	4,692,915
427,451	Lancashire Holdings Ltd.	3,931,895
51,364	Reinsurance Group of America, Inc.	8,009,188
102,896	Unum Group	5,647,961
176,066	XL Group Ltd.	6,190,480

		39,030,660

	Materials - 8.5%
65,798	Alcoa Corp.*	3,544,538
17,823	Bemis Co., Inc.	851,761
64,635	Cabot Corp.	3,980,870
62,206	Celanese Corp. Series A	6,661,019
53,500	Commercial Metals Co.	1,140,620
38,957	Crown Holdings, Inc.*	2,191,331
39,743	Louisiana-Pacific Corp.*	1,043,651
66,696	Reliance Steel & Aluminum Co.	5,721,850
63,110	Westlake Chemical Corp.	6,723,108

		31,858,748

	Media - 0.4%
108,300	TEGNA, Inc.	1,524,864

	Real Estate - 8.2%
50,959	American Assets Trust, Inc. REIT	1,948,672
141,000	Corporate Office Properties Trust REIT	4,117,200
45,235	Equity LifeStyle Properties, Inc. REIT	4,026,820
40,220	Extra Space Storage, Inc. REIT	3,517,239
74,003	Forest City Realty Trust, Inc. Class A, REIT	1,783,472
31,580	Life Storage, Inc. REIT	2,812,831
44,335	PS Business Parks, Inc. REIT	5,545,865
268,579	STORE Capital Corp. REIT	6,993,797

		30,745,896

	Retailing - 0.3%
23,775	Camping World Holdings, Inc. Class A	1,063,456

	Semiconductors & Semiconductor Equipment - 5.4%
64,067	Axcelis Technologies, Inc.*	1,838,723
151,093	Microsemi Corp.*	7,803,953
127,455	Silicon Motion Technology Corp. ADR	6,750,017
93,210	Teradyne, Inc.	3,902,703

		20,295,396

	Software & Services - 3.5%
127,506	Booz Allen Hamilton Holding Corp.	4,861,804
81,964	SS&C Technologies Holdings, Inc.	3,317,902
43,079	VeriSign, Inc.*	4,929,961

		13,109,667

	Technology Hardware & Equipment - 5.3%
98,941	Acacia Communications, Inc.*	3,584,632
115,941	Arrow Electronics, Inc.*	9,322,816
42,459	CommScope Holding Co., Inc.*	1,606,224
130,402	Keysight Technologies, Inc.*	5,424,723

		19,938,395

The accompanying notes are an integral part of these financial statements.

124

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Telecommunication Services - 1.3%
69,197	Millicom International Cellular S.A.	$4,673,250

	Transportation - 5.2%
73,571	Genesee & Wyoming, Inc. Class A*	5,792,245
169,833	JetBlue Airways Corp.*	3,794,069
184,110	Knight-Swift Transportation Holdings, Inc.	8,049,289
68,682	Schneider National, Inc. Class B	1,961,558

		19,597,161

	Utilities - 4.9%
149,402	Alliant Energy Corp.	6,366,019
110,799	Great Plains Energy, Inc.	3,572,160
176,064	UGI Corp.	8,266,205

		18,204,384

	Total Common Stocks (cost $284,725,768)	$370,651,684

	Total Long-Term Investments (cost $284,725,768)	$370,651,684

SHORT-TERM INVESTMENTS - 1.2%
	Other Investment Pools & Funds - 1.2%
4,527,677	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.21%(1)	$4,527,677

	Total Short-Term Investments (cost $4,527,677)	$4,527,677

Total Investments (cost $289,253,445)	100.1%	$375,179,361
Other Assets and Liabilities	(0.1)%	(341,891)

Total Net Assets	100.0%	$374,837,470

The accompanying notes are an integral part of these financial statements.

125

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

126

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$6,307,397	$6,307,397	$—	$—
Banks	47,275,093	47,275,093	—	—
Capital Goods	41,478,585	35,826,744	5,651,841	—
Commercial & Professional Services	9,761,108	9,761,108	—	—
Consumer Durables & Apparel	9,533,715	9,533,715	—	—
Consumer Services	4,907,812	4,907,812	—	—
Energy	27,666,234	27,666,234	—	—
Food & Staples Retailing	258,633	258,633	—	—
Food, Beverage & Tobacco	8,402,579	8,402,579	—	—
Health Care Equipment & Services	15,018,651	15,018,651	—	—
Insurance	39,030,660	35,098,765	3,931,895	—
Materials	31,858,748	31,858,748	—	—
Media	1,524,864	1,524,864	—	—
Real Estate	30,745,896	30,745,896	—	—
Retailing	1,063,456	1,063,456	—	—
Semiconductors & Semiconductor Equipment	20,295,396	20,295,396	—	—
Software & Services	13,109,667	13,109,667	—	—
Technology Hardware & Equipment	19,938,395	19,938,395	—	—
Telecommunication Services	4,673,250	4,673,250	—	—
Transportation	19,597,161	19,597,161	—	—
Utilities	18,204,384	18,204,384	—	—
Short-Term Investments	4,527,677	4,527,677	—	—

Total	$375,179,361	$365,595,625	$9,583,736	$—

(1)	For the year ended December 31, 2017, there were no transfers from Level 1 to Level 2, investments valued at $2,645,160 were transferred from Level 2 to Level 1 due to the discontinuation of fair valuation factor and there were no transfers in and out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

127

Hartford Small Cap Growth HLS Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0%
	Automobiles & Components - 1.9%
162,522	Cooper Tire & Rubber Co.	$5,745,153
8,983	Cooper-Standard Holdings, Inc.*	1,100,417
12,465	Fox Factory Holding Corp.*	484,265
184,541	Tenneco, Inc.	10,803,030
57,711	Visteon Corp.*	7,221,955

		25,354,820

	Banks - 3.5%
41,441	Essent Group Ltd.*	1,799,368
103,499	FCB Financial Holdings, Inc. Class A*	5,257,749
146,557	First Busey Corp.	4,387,917
145,266	First Hawaiian, Inc.	4,238,862
123,845	Great Western Bancorp, Inc.	4,929,031
97,754	IBERIABANK Corp.	7,575,935
3,972	LendingTree, Inc.*	1,352,267
496,226	MGIC Investment Corp.*	7,001,749
83,044	NMI Holdings, Inc. Class A*	1,411,748
317,652	Sterling Bancorp	7,814,239
18,827	Walker & Dunlop, Inc.*	894,283

		46,663,148

	Capital Goods - 9.9%
216,694	AAON, Inc.	7,952,670
206,888	Altra Industrial Motion Corp.	10,427,155
71,490	American Woodmark Corp.*	9,311,572
11,085	Applied Industrial Technologies, Inc.	754,889
16,048	Argan, Inc.	722,160
136,966	Armstrong World Industries, Inc.*	8,293,291
126,624	AZZ, Inc.	6,470,486
7,659	Barnes Group, Inc.	484,585
26,135	Beacon Roofing Supply, Inc.*	1,666,368
31,518	Caesarstone Ltd.*	693,396
59,288	Continental Building Products, Inc.*	1,668,957
16,276	EMCOR Group, Inc.	1,330,563
5,188	Encore Wire Corp.	252,396
238,005	Generac Holdings, Inc.*	11,786,008
33,900	Global Brass & Copper Holdings, Inc.	1,122,090
69,010	HEICO Corp. Class A	5,455,240
18,825	Hillenbrand, Inc.	841,478
11,940	Hyster-Yale Materials Handling, Inc.	1,016,810
176,527	ITT, Inc.	9,421,246
272,626	JELD-WEN Holding, Inc.*	10,733,286
62,963	KBR, Inc.	1,248,556
108,116	Meritor, Inc.*	2,536,401
265,793	Milacron Holdings Corp.*	5,087,278
12,180	Navistar International Corp.*	522,278
5,952	Proto Labs, Inc.*	613,056
270,262	Rexnord Corp.*	7,032,217
68,681	SiteOne Landscape Supply, Inc.*	5,267,833
65,137	Teledyne Technologies, Inc.*	11,799,568
22,281	Trex Co., Inc.*	2,415,038
45,595	Wabash National Corp.	989,412
186,924	Welbilt, Inc.*	4,394,583

		132,310,866

	Commercial & Professional Services - 5.3%
192,553	Advanced Disposal Services, Inc.*	4,609,719
117,301	Brink’s Co.	9,231,589
146,987	Deluxe Corp.	11,294,481
117,128	Exponent, Inc.	8,327,801
74,481	Herman Miller, Inc.	2,982,964

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Commercial & Professional Services - 5.3% - (continued)
106,120	Huron Consulting Group, Inc.*	$4,292,554
8,410	Insperity, Inc.	482,313
13,349	MSA Safety, Inc.	1,034,814
161,168	On Assignment, Inc.*	10,358,267
55,916	Quad/Graphics, Inc.	1,263,702
85,058	RPX Corp.	1,143,180
51,245	Steelcase, Inc. Class A	778,924
61,243	TriNet Group, Inc.*	2,715,515
20,250	TrueBlue, Inc.*	556,875
116,911	Viad Corp.	6,476,869
81,167	WageWorks, Inc.*	5,032,354

		70,581,921

	Consumer Durables & Apparel - 5.0%
102,845	Carter’s, Inc.	12,083,259
14,213	Deckers Outdoor Corp.*	1,140,593
8,506	iRobot Corp.*	652,410
32,252	KB Home	1,030,451
30,046	La-Z-Boy, Inc.	937,435
49,209	MDC Holdings, Inc.	1,568,787
26,497	Movado Group, Inc.	853,203
109,625	Oxford Industries, Inc.	8,242,704
292,041	Steven Madden Ltd.*	13,638,315
3,875	Sturm Ruger & Co., Inc.	216,419
172,332	TopBuild Corp.*	13,052,426
403,275	Wolverine World Wide, Inc.	12,856,407
26,036	ZAGG, Inc.*	480,364

		66,752,773

	Consumer Services - 4.2%
19,500	American Public Education, Inc.*	488,475
36,181	Bloomin’ Brands, Inc.	772,103
69,079	Caesars Entertainment Corp.*	873,849
8,355	Dave & Buster’s Entertainment, Inc.*	460,945
4,066	Domino’s Pizza, Inc.	768,311
169,291	Dunkin’ Brands Group, Inc.	10,914,191
30,572	Grand Canyon Education, Inc.*	2,737,111
274,526	La Quinta Holdings, Inc.*	5,067,750
75,656	Marriott Vacations Worldwide Corp.	10,229,448
114,916	Papa John’s International, Inc.	6,447,937
33,445	Penn National Gaming, Inc.*	1,047,832
36,795	Scientific Games Corp. Class A*	1,887,584
20,669	Sotheby’s*	1,066,520
5,473	Strayer Education, Inc.	490,271
36,828	Texas Roadhouse, Inc.	1,940,099
18,277	Weight Watchers International, Inc.*	809,306
248,332	Wingstop, Inc.	9,679,981

		55,681,713

	Diversified Financials - 1.4%
14,103	Artisan Partners Asset Management, Inc. Class A	557,069
120,665	Evercore, Inc. Class A	10,859,850
38,938	Green Dot Corp. Class A*	2,346,404
28,613	Moelis & Co. Class A	1,387,730
112,565	OneMain Holdings, Inc.*	2,925,564
41,229	WisdomTree Investments, Inc.	517,424

		18,594,041

	Energy - 1.5%
40,584	CVR Energy, Inc.	1,511,348
109,934	PDC Energy, Inc.*	5,665,998

The accompanying notes are an integral part of these financial statements.

128

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Energy - 1.5% - (continued)
288,400	ProPetro Holding Corp.*	$5,814,144
20,315	REX American Resources Corp.*	1,681,879
283,900	WildHorse Resource Development Corp.*	5,226,599

		19,899,968

	Food & Staples Retailing - 1.5%
58,770	Casey’s General Stores, Inc.	6,578,714
147,814	Performance Food Group Co.*	4,892,643
94,739	PriceSmart, Inc.	8,157,028

		19,628,385

	Food, Beverage & Tobacco - 1.5%
11,307	Boston Beer Co., Inc. Class A*	2,160,768
8,897	Fresh Del Monte Produce, Inc.	424,120
474,431	Hostess Brands, Inc.*	7,026,323
17,919	National Beverage Corp.	1,746,027
76,760	Pilgrim’s Pride Corp.*	2,384,165
64,990	Post Holdings, Inc.*	5,149,158
10,255	Sanderson Farms, Inc.	1,423,189

		20,313,750

	Health Care Equipment & Services - 9.0%
159,637	Anika Therapeutics, Inc.*	8,606,031
243,352	AtriCure, Inc.*	4,438,740
10,442	Atrion Corp.	6,584,725
211,003	Cardiovascular Systems, Inc.*	4,998,661
11,790	Chemed Corp.	2,865,206
27,542	Encompass Health Corp.	1,360,850
292,523	Globus Medical, Inc. Class A*	12,022,695
18,614	Haemonetics Corp.*	1,081,101
5,377	HealthEquity, Inc.*	250,891
218,581	HMS Holdings Corp.*	3,704,948
50,894	ICU Medical, Inc.*	10,993,104
13,275	Inogen, Inc.*	1,580,787
149,948	Integra LifeSciences Holdings Corp.*	7,176,511
41,771	Lantheus Holdings, Inc.*	854,217
9,383	LHC Group, Inc.*	574,709
6,544	Magellan Health, Inc.*	631,823
35,089	Masimo Corp.*	2,975,547
85,761	Medidata Solutions, Inc.*	5,434,675
13,053	Merit Medical Systems, Inc.*	563,890
17,347	Molina Healthcare, Inc.*	1,330,168
246,482	Natus Medical, Inc.*	9,415,612
197,348	Omnicell, Inc.*	9,571,378
241,488	OraSure Technologies, Inc.*	4,554,464
143,014	Orthofix International N.V.*	7,822,866
23,620	Quidel Corp.*	1,023,927
11,528	Tivity Health, Inc.*	421,348
44,969	Triple-S Management Corp. Class B*	1,117,480
76,789	U.S. Physical Therapy, Inc.	5,544,166
11,599	WellCare Health Plans, Inc.*	2,332,675

		119,833,195

	Household & Personal Products - 0.3%
26,496	Medifast, Inc.	1,849,686
26,859	Usana Health Sciences, Inc.*	1,988,909

		3,838,595

	Insurance - 0.9%
53,100	American Equity Investment Life Holding Co.	1,631,763
47,333	Greenlight Capital Re Ltd. Class A*	951,393
9,059	Health Insurance Innovations, Inc. Class A*	226,022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Insurance - 0.9% - (continued)
152,465	James River Group Holdings Ltd.	$6,100,125
145,205	Maiden Holdings Ltd.	958,353
4,637	Primerica, Inc.	470,888
54,135	Universal Insurance Holdings, Inc.	1,480,592

		11,819,136

	Materials - 4.1%
12,461	AdvanSix, Inc.*	524,234
182,833	Boise Cascade Co.	7,295,037
28,708	Chemours Co.	1,437,122
24,550	Cleveland-Cliffs, Inc.*	177,006
529,183	Graphic Packaging Holding Co.	8,175,877
15,074	Ingevity Corp.*	1,062,265
15,865	Koppers Holdings, Inc.*	807,529
27,028	Kronos Worldwide, Inc.	696,512
348,721	Louisiana-Pacific Corp.*	9,157,413
504,758	OMNOVA Solutions, Inc.*	5,047,580
261,917	PolyOne Corp.	11,393,389
23,260	Stepan Co.	1,836,842
218,076	Summit Materials, Inc. Class A*	6,856,307

		54,467,113

	Media - 0.1%
17,486	MSG Networks, Inc. Class A*	354,092
79,537	New York Times Co. Class A	1,471,434

		1,825,526

	Pharmaceuticals, Biotechnology & Life Sciences - 14.4%
131,919	Abeona Therapeutics, Inc.*	2,090,916
100,549	Aerie Pharmaceuticals, Inc.*	6,007,803
48,779	Agios Pharmaceuticals, Inc.*	2,788,695
75,487	Akebia Therapeutics, Inc.*	1,122,492
515,895	Amicus Therapeutics, Inc.*	7,423,729
342,340	Aratana Therapeutics, Inc.*	1,800,708
125,400	Arena Pharmaceuticals, Inc.*	4,259,838
76,658	Axovant Sciences Ltd.*	403,988
30,132	BioSpecifics Technologies Corp.*	1,305,620
47,457	Bluebird Bio, Inc.*	8,452,092
122,641	Blueprint Medicines Corp.*	9,248,358
254,125	Calithera Biosciences, Inc.*	2,121,944
295,184	Catalent, Inc.*	12,126,159
168,454	Coherus Biosciences, Inc.*	1,482,395
100,537	Corcept Therapeutics, Inc.*	1,815,698
341,648	Cytokinetics, Inc.*	2,784,431
193,930	Dermira, Inc.*	5,393,193
26,572	Dynavax Technologies Corp.*	496,896
3,343	Eagle Pharmaceuticals, Inc.*	178,583
19,670	Editas Medicine, Inc.*	604,459
31,590	Emergent Biosolutions, Inc.*	1,467,987
7,956	Esperion Therapeutics, Inc.*	523,823
94,645	Exact Sciences Corp.*	4,972,648
63,773	Exelixis, Inc.*	1,938,699
22,670	FibroGen, Inc.*	1,074,558
171,038	Five Prime Therapeutics, Inc.*	3,749,153
108,425	Flexion Therapeutics, Inc.*	2,714,962
149,904	GlycoMimetics, Inc.*	2,516,888
41,972	Halozyme Therapeutics, Inc.*	850,353
30,216	Ignyta, Inc.*	806,767
153,360	ImmunoGen, Inc.*	983,038
34,158	Immunomedics, Inc.*	551,993
246,849	Impax Laboratories, Inc.*	4,110,036
119,031	INC Research Holdings, Inc. Class A*	5,189,752

The accompanying notes are an integral part of these financial statements.

129

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 14.4% - (continued)
165,802	Innoviva, Inc.*	$2,352,730
283,029	Intersect ENT, Inc.*	9,170,140
118,764	Ionis Pharmaceuticals, Inc.*	5,973,829
97,529	Ironwood Pharmaceuticals, Inc.*	1,461,960
98,984	Jounce Therapeutics, Inc.*	1,262,046
41,202	Kala Pharmaceuticals, Inc.*	761,825
77,784	Loxo Oncology, Inc.*	6,547,857
50,544	Luminex Corp.	995,717
159,247	Medicines Co.*	4,353,813
147,340	MiMedx Group, Inc.*	1,857,957
91,217	Momenta Pharmaceuticals, Inc.*	1,272,477
24,192	MyoKardia, Inc.*	1,018,483
260,410	NanoString Technologies, Inc.*	1,945,263
14,647	Nektar Therapeutics*	874,719
86,741	Neurocrine Biosciences, Inc.*	6,730,234
254,788	Otonomy, Inc.*	1,414,073
566,289	PDL BioPharma, Inc.*	1,551,632
165,669	Portola Pharmaceuticals, Inc.*	8,064,767
41,921	PRA Health Sciences, Inc.*	3,817,746
12,095	Puma Biotechnology, Inc.*	1,195,591
78,100	Revance Therapeutics, Inc.*	2,792,075
476,133	Rigel Pharmaceuticals, Inc.*	1,847,396
53,237	Sage Therapeutics, Inc.*	8,768,666
48,514	Sangamo Therapeutics, Inc.*	795,630
90,364	Spark Therapeutics, Inc.*	4,646,517
27,936	Sucampo Pharmaceuticals, Inc. Class A*	501,451
58,094	Supernus Pharmaceuticals, Inc.*	2,315,046
110,852	Ultragenyx Pharmaceutical, Inc.*	5,141,316

		192,789,610

	Real Estate - 3.2%
133,314	CareTrust, Inc. REIT	2,234,343
41,503	Coresite Realty Corp. REIT	4,727,192
156,540	Corporate Office Properties Trust REIT	4,570,968
236,978	HFF, Inc. Class A, REIT	11,526,610
219,994	LaSalle Hotel Properties REIT	6,175,231
7,030	National Health Investors, Inc. REIT	529,921
94,187	Physicians Realty Trust REIT	1,694,424
46,924	Potlatch Corp. REIT	2,341,508
94,810	RLJ Lodging Trust REIT	2,082,976
419,061	Sunstone Hotel Investors, Inc. REIT	6,927,078

		42,810,251

	Retailing - 3.9%
15,296	Big Lots, Inc.	858,870
35,253	Buckle, Inc.	837,259
47,895	Burlington Stores, Inc.*	5,892,522
206,081	Caleres, Inc.	6,899,592
21,873	Cato Corp. Class A	348,218
15,263	Children’s Place, Inc.	2,218,477
209,912	Core-Mark Holding Co., Inc.	6,629,021
168,296	Five Below, Inc.*	11,161,391
17,820	Floor & Decor Holdings, Inc. Class A*	867,478
86,670	Groupon, Inc.*	442,017
257,944	Michaels Cos., Inc.*	6,239,665
22,300	National Vision Holdings, Inc.*	905,603
2,692	Nutrisystem, Inc.	141,599
28,671	PetMed Express, Inc.	1,304,531
7,921	RH*	682,869
31,259	Sleep Number Corp.*	1,175,026

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Retailing - 3.9% - (continued)
23,499	Tailored Brands, Inc.	$512,983
62,603	Wayfair, Inc. Class A*	5,025,143

		52,142,264

	Semiconductors & Semiconductor Equipment - 4.6%
40,564	Advanced Energy Industries, Inc.*	2,737,259
152,268	Amkor Technology, Inc.*	1,530,294
229,897	Axcelis Technologies, Inc.*	6,598,044
13,092	Brooks Automation, Inc.	312,244
10,577	Cabot Microelectronics Corp.	995,084
34,307	Cirrus Logic, Inc.*	1,779,161
193,455	Cohu, Inc.	4,246,337
315,154	Entegris, Inc.	9,596,439
28,279	FormFactor, Inc.*	442,566
301,447	Integrated Device Technology, Inc.*	8,962,019
103,449	Kulicke & Soffa Industries, Inc.*	2,517,432
127,190	MACOM Technology Solutions Holdings, Inc.*	4,138,763
208,138	MaxLinear, Inc.*	5,499,006
128,962	MKS Instruments, Inc.	12,186,909
5,856	Ultra Clean Holdings, Inc.*	135,215

		61,676,772

	Software & Services - 16.4%
113,735	Aspen Technology, Inc.*	7,529,257
61,716	Blackbaud, Inc.	5,831,545
274,553	Blackhawk Network Holdings, Inc.*	9,787,814
245,957	Blucora, Inc.*	5,435,650
15,820	Bottomline Technologies de, Inc.*	548,638
62,048	CACI International, Inc. Class A*	8,212,053
380,284	Cloudera, Inc.*	6,282,292
29,652	CommVault Systems, Inc.*	1,556,730
26,354	CSG Systems International, Inc.	1,154,832
140,343	EPAM Systems, Inc.*	15,077,048
237,780	Etsy, Inc.*	4,862,601
116,245	Everi Holdings, Inc.*	876,487
36,665	Evertec, Inc.	500,477
119,339	ExlService Holdings, Inc.*	7,202,109
61,766	Fair Isaac Corp.	9,462,551
256,576	Five9, Inc.*	6,383,611
9,800	ForeScout Technologies, Inc.*	312,522
158,072	GrubHub, Inc.*	11,349,570
77,346	Guidewire Software, Inc.*	5,743,714
53,853	Hortonworks, Inc.*	1,082,984
112,089	HubSpot, Inc.*	9,908,668
96,777	j2 Global, Inc.	7,261,178
79,909	LogMeIn, Inc.	9,149,580
142,978	MAXIMUS, Inc.	10,234,365
15,282	New Relic, Inc.*	882,841
80,024	NIC, Inc.	1,328,398
118,606	Nutanix, Inc. Class A*	4,184,420
167,078	Okta, Inc.*	4,278,868
14,609	Paycom Software, Inc.*	1,173,541
120,364	Paylocity Holding Corp.*	5,676,366
108,300	Pegasystems, Inc.	5,106,345
67,105	Progress Software Corp.	2,856,660
14,345	Proofpoint, Inc.*	1,273,979
72,627	PTC, Inc.*	4,413,543
81,680	Q2 Holdings, Inc.*	3,009,908
18,831	Qualys, Inc.*	1,117,620
20,808	RingCentral, Inc. Class A*	1,007,107
87,901	Science Applications International Corp.	6,730,580
43,756	Shutterstock, Inc.*	1,882,821

The accompanying notes are an integral part of these financial statements.

130

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Software & Services - 16.4% - (continued)
2,974	Stamps.com, Inc.*	$559,112
63,513	Sykes Enterprises, Inc.*	1,997,484
41,432	Travelport Worldwide Ltd.	541,516
28,807	Tyler Technologies, Inc.*	5,100,279
50,386	Web.com Group, Inc.*	1,098,415
79,971	WEX, Inc.*	11,294,304
222,258	Zendesk, Inc.*	7,521,211

		218,781,594

	Technology Hardware & Equipment - 3.3%
233,489	Ciena Corp.*	4,886,925
32,179	Control4 Corp.*	957,647
116,870	ePlus, Inc.*	8,788,624
130,476	Extreme Networks, Inc.*	1,633,560
188,642	Fabrinet*	5,414,025
117,280	Itron, Inc.*	7,998,496
27,442	Methode Electronics, Inc.	1,100,424
66,265	Rogers Corp.*	10,729,629
17,936	Sanmina Corp.*	591,888
122,614	Vishay Intertechnology, Inc.	2,544,240

		44,645,458

	Telecommunication Services - 0.7%
353,834	ORBCOMM, Inc.*	3,602,030
504,030	Vonage Holdings Corp.*	5,125,985

		8,728,015

	Transportation - 2.1%
94,128	Genesee & Wyoming, Inc. Class A*	7,410,697
41,070	Hawaiian Holdings, Inc.	1,636,640
294,620	Knight-Swift Transportation Holdings, Inc.	12,880,786
270,268	Marten Transport Ltd.	5,486,440
11,829	Saia, Inc.*	836,902

		28,251,465

	Utilities - 0.3%
195,100	Evoqua Water Technologies Corp.*	4,625,821

	Total Common Stocks (cost $1,033,757,337)	$1,322,016,200

WARRANTS - 0.0%
	Diversified Financials - 0.0%
891	Emergent Capital, Inc. Expires 4/11/19*(1)(2)	$—

	Total Warrants (cost $—)	$—

	Total Long-Term Investments (cost $1,033,757,337)	$1,322,016,200

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.7%
	Other Investment Pools & Funds - 0.7%
9,527,710	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.21%(3)	$9,527,710

	Total Short-Term Investments (cost $9,527,710)	$9,527,710

Total Investments (cost $1,043,285,047)	99.7%	$1,331,543,910
Other Assets and Liabilities	0.3%	3,488,412

Total Net Assets	100.0%	$1,335,032,322

The accompanying notes are an integral part of these financial statements.

131

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At December 31, 2017, the aggregate value of this security was $0, which represents 0.0% of total net assets.

(2)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2017, the aggregate fair value of this security was $0, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

132

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$25,354,820	$25,354,820	$—	$—
Banks	46,663,148	46,663,148	—	—
Capital Goods	132,310,866	132,310,866	—	—
Commercial & Professional Services	70,581,921	70,581,921	—	—
Consumer Durables & Apparel	66,752,773	66,752,773	—	—
Consumer Services	55,681,713	55,681,713	—	—
Diversified Financials	18,594,041	18,594,041	—	—
Energy	19,899,968	19,899,968	—	—
Food & Staples Retailing	19,628,385	19,628,385	—	—
Food, Beverage & Tobacco	20,313,750	20,313,750	—	—
Health Care Equipment & Services	119,833,195	119,833,195	—	—
Household & Personal Products	3,838,595	3,838,595	—	—
Insurance	11,819,136	11,819,136	—	—
Materials	54,467,113	54,467,113	—	—
Media	1,825,526	1,825,526	—	—
Pharmaceuticals, Biotechnology & Life Sciences	192,789,610	192,789,610	—	—
Real Estate	42,810,251	42,810,251	—	—
Retailing	52,142,264	52,142,264	—	—
Semiconductors & Semiconductor Equipment	61,676,772	61,676,772	—	—
Software & Services	218,781,594	218,781,594	—	—
Technology Hardware & Equipment	44,645,458	44,645,458	—	—
Telecommunication Services	8,728,015	8,728,015	—	—
Transportation	28,251,465	28,251,465	—	—
Utilities	4,625,821	4,625,821	—	—
Warrants	—	—	0	—
Short-Term Investments	9,527,710	9,527,710	—	—

Total	$1,331,543,910	$1,331,543,910	$0	$—

(1)	For the year ended December 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

133

Hartford Small Company HLS Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8%
	Automobiles & Components - 0.1%
3,984	Cooper Tire & Rubber Co.	$140,834
4,322	Tenneco, Inc.	253,010
1,458	Visteon Corp.*	182,454

		576,298

	Banks - 6.9%
2,426	FCB Financial Holdings, Inc. Class A*	123,241
3,485	First Busey Corp.	104,341
3,411	First Hawaiian, Inc.	99,533
2,964	Great Western Bancorp, Inc.	117,967
2,305	IBERIABANK Corp.	178,637
217,486	MB Financial, Inc.	9,682,477
708,505	MGIC Investment Corp.*	9,997,006
2,054	NMI Holdings, Inc. Class A*	34,918
492,949	Sterling Bancorp	12,126,545
166,274	Western Alliance Bancorp*	9,414,434

		41,879,099

	Capital Goods - 11.5%
5,131	AAON, Inc.	188,308
164,988	Altra Industrial Motion Corp.	8,315,395
1,488	American Woodmark Corp.*	193,812
3,182	Armstrong World Industries, Inc.*	192,670
2,913	AZZ, Inc.	148,854
131,886	Beacon Roofing Supply, Inc.*	8,409,051
164,252	BMC Stock Holdings, Inc.*	4,155,576
4,554	Generac Holdings, Inc.*	225,514
1,730	HEICO Corp. Class A	136,757
189,223	ITT, Inc.	10,098,832
284,754	JELD-WEN Holding, Inc.*	11,210,765
145,197	Kaman Corp.	8,543,391
6,307	Milacron Holdings Corp.*	120,716
561,834	Rexnord Corp.*	14,618,921
1,679	SiteOne Landscape Supply, Inc.*	128,779
57,635	SPX FLOW, Inc.*	2,740,544
1,612	Teledyne Technologies, Inc.*	292,014
4,327	Welbilt, Inc.*	101,728

		69,821,627

	Commercial & Professional Services - 2.0%
4,555	Advanced Disposal Services, Inc.*	109,046
137,194	Brink’s Co.	10,797,168
2,637	Deluxe Corp.	202,627
2,882	Exponent, Inc.	204,910
2,535	Huron Consulting Group, Inc.*	102,541
3,830	On Assignment, Inc.*	246,154
2,767	Viad Corp.	153,292
1,928	WageWorks, Inc.*	119,536

		11,935,274

	Consumer Durables & Apparel - 7.9%
96,118	Carter’s, Inc.	11,292,904
105,169	Oxford Industries, Inc.	7,907,657
225,239	Skechers USA, Inc. Class A*	8,523,044
7,176	Steven Madden Ltd.*	335,119
62,004	TopBuild Corp.*	4,696,183
283,386	TRI Pointe Group, Inc.*	5,078,277
211,787	Under Armour, Inc. Class C*	2,821,003
236,700	Wolverine World Wide, Inc.	7,545,996

		48,200,183

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	Consumer Services - 8.7%
241,082	Boyd Gaming Corp.	$8,449,924
134,598	Dave & Buster’s Entertainment, Inc.*	7,425,772
909,759	DraftKings, Inc.*(1)(2)(3)(4)	1,291,858
4,026	Dunkin’ Brands Group, Inc.	259,556
6,823	La Quinta Holdings, Inc.*	125,953
76,119	Marriott Vacations Worldwide Corp.	10,292,050
2,807	Papa John’s International, Inc.	157,501
506,116	Planet Fitness, Inc. Class A*	17,526,797
195,774	Wingstop, Inc.	7,631,270

		53,160,681

	Diversified Financials - 0.1%
2,523	Evercore, Inc. Class A	227,070
2,853	OneMain Holdings, Inc.*	74,149

		301,219

	Energy - 1.4%
412,975	Centennial Resource Development, Inc. Class A*	8,176,905
2,645	PDC Energy, Inc.*	136,323
6,800	ProPetro Holding Corp.*	137,088
6,600	WildHorse Resource Development Corp.*	121,506

		8,571,822

	Food & Staples Retailing - 1.6%
1,364	Casey’s General Stores, Inc.	152,686
291,578	Performance Food Group Co.*	9,651,232
2,179	PriceSmart, Inc.	187,612

		9,991,530

	Food, Beverage & Tobacco - 2.3%
420,875	Blue Buffalo Pet Products, Inc.*	13,800,491
11,322	Hostess Brands, Inc.*	167,679
1,598	Post Holdings, Inc.*	126,610

		14,094,780

	Health Care Equipment & Services - 4.6%
3,368	Anika Therapeutics, Inc.*	181,569
5,868	AtriCure, Inc.*	107,032
258	Atrion Corp.	162,695
5,016	Cardiovascular Systems, Inc.*	118,829
62,228	DexCom, Inc.*	3,571,265
6,123	Globus Medical, Inc. Class A*	251,655
58,298	HealthEquity, Inc.*	2,720,185
5,252	HMS Holdings Corp.*	89,021
1,253	ICU Medical, Inc.*	270,648
197,236	Insulet Corp.*	13,609,284
3,502	Integra LifeSciences Holdings Corp.*	167,606
1,670	Medidata Solutions, Inc.*	105,828
6,149	Natus Medical, Inc.*	234,892
4,694	Omnicell, Inc.*	227,659
293,645	OraSure Technologies, Inc.*	5,538,145
3,520	Orthofix International N.V.*	192,544
1,813	U.S. Physical Therapy, Inc.	130,898

		27,679,755

	Insurance - 0.0%
3,557	James River Group Holdings Ltd.	142,315

	Materials - 2.8%
4,039	Boise Cascade Co.	161,156
113,528	Carpenter Technology Corp.	5,788,793
309,268	Ferro Corp.*	7,295,632
12,605	Graphic Packaging Holding Co.	194,747

The accompanying notes are an integral part of these financial statements.

134

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	Materials - 2.8% - (continued)
40,021	Ingevity Corp.*	$2,820,280
6,400	Louisiana-Pacific Corp.*	168,064
12,416	OMNOVA Solutions, Inc.*	124,160
6,085	PolyOne Corp.	264,698
5,217	Summit Materials, Inc. Class A*	164,023

		16,981,553

	Pharmaceuticals, Biotechnology & Life Sciences - 12.6%
3,235	Abeona Therapeutics, Inc.*	51,275
117,648	Aerie Pharmaceuticals, Inc.*	7,029,468
1,192	Agios Pharmaceuticals, Inc.*	68,147
12,669	Amicus Therapeutics, Inc.*	182,307
8,369	Aratana Therapeutics, Inc.*	44,021
3,000	Arena Pharmaceuticals, Inc.*	101,910
25,138	Bluebird Bio, Inc.*	4,477,078
63,003	Blueprint Medicines Corp.*	4,751,056
4,537	Calithera Biosciences, Inc.*	37,884
5,832	Catalent, Inc.*	239,579
3,881	Coherus Biosciences, Inc.*	34,153
5,990	Cytokinetics, Inc.*	48,819
106,461	Dermira, Inc.*	2,960,680
212,563	Exact Sciences Corp.*	11,168,060
4,311	Five Prime Therapeutics, Inc.*	94,497
2,715	Flexion Therapeutics, Inc.*	67,984
51,090	Galapagos N.V. ADR*	4,790,198
88,132	Global Blood Therapeutics, Inc.*	3,467,994
2,442	GlycoMimetics, Inc.*	41,001
6,189	Impax Laboratories, Inc.*	103,047
2,802	INC Research Holdings, Inc. Class A*	122,167
6,641	Intersect ENT, Inc.*	215,168
57,387	Ionis Pharmaceuticals, Inc.*	2,886,566
295,468	Ironwood Pharmaceuticals, Inc.*	4,429,065
2,488	Jounce Therapeutics, Inc.*	31,722
1,398	Kala Pharmaceuticals, Inc.*	25,849
25,790	Loxo Oncology, Inc.*	2,171,002
3,861	Medicines Co.*	105,560
6,136	NanoString Technologies, Inc.*	45,836
81,300	Nektar Therapeutics*	4,855,236
69,707	Neurocrine Biosciences, Inc.*	5,408,566
6,547	Otonomy, Inc.*	36,336
85,762	Portola Pharmaceuticals, Inc.*	4,174,894
76,954	PRA Health Sciences, Inc.*	7,008,201
1,900	Revance Therapeutics, Inc.*	67,925
11,715	Rigel Pharmaceuticals, Inc.*	45,454
31,877	Sage Therapeutics, Inc.*	5,250,461
2,267	Spark Therapeutics, Inc.*	116,569
2,622	Ultragenyx Pharmaceutical, Inc.*	121,608

		76,877,343

	Real Estate - 3.4%
30,151	Coresite Realty Corp. REIT	3,434,199
144,482	Corporate Office Properties Trust REIT	4,218,874
5,580	HFF, Inc. Class A, REIT	271,411
285,103	Kennedy-Wilson Holdings, Inc. REIT	4,946,537
149,107	LaSalle Hotel Properties REIT	4,185,434
60,805	QTS Realty Trust, Inc. Class A, REIT	3,293,199
10,194	Sunstone Hotel Investors, Inc. REIT	168,507

		20,518,161

	Retailing - 1.8%
5,016,400	Allstar Co.*(1)(2)(3)(4)	1,003,280
1,186	Burlington Stores, Inc.*	145,914

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	Retailing - 1.8% - (continued)
5,031	Caleres, Inc.	$168,438
4,991	Core-Mark Holding Co., Inc.	157,616
3,563	Five Below, Inc.*	236,298
1,000	Floor & Decor Holdings, Inc. Class A*	48,680
6,448	Michaels Cos., Inc.*	155,977
500	National Vision Holdings, Inc.*	20,305
43,094	Tory Burch LLC*(1)(2)(3)(4)	2,119,795
83,397	Wayfair, Inc. Class A*	6,694,277

		10,750,580

	Semiconductors & Semiconductor Equipment - 3.7%
168,759	Axcelis Technologies, Inc.*	4,843,383
4,647	Cohu, Inc.	102,002
6,500	Entegris, Inc.	197,925
7,138	Integrated Device Technology, Inc.*	212,213
3,131	MACOM Technology Solutions Holdings, Inc.*	101,883
4,942	MaxLinear, Inc.*	130,567
2,185	MKS Instruments, Inc.	206,482
488,500	Tower Semiconductor Ltd.*	16,648,080

		22,442,535

	Software & Services - 17.8%
183,060	2U, Inc.*	11,809,201
2,686	Aspen Technology, Inc.*	177,813
1,511	Blackbaud, Inc.	142,774
91,250	Blackhawk Network Holdings, Inc.*	3,253,062
5,230	Blucora, Inc.*	115,583
1,553	CACI International, Inc. Class A*	205,540
262,627	Cloudera, Inc.*	4,338,598
26,778	CoStar Group, Inc.*	7,951,727
80,462	EPAM Systems, Inc.*	8,644,033
5,938	Etsy, Inc.*	121,432
2,909	ExlService Holdings, Inc.*	175,558
61,891	Fair Isaac Corp.	9,481,701
6,087	Five9, Inc.*	151,445
200	ForeScout Technologies, Inc.*	6,378
153,150	GoDaddy, Inc. Class A*	7,700,382
51,305	GrubHub, Inc.*	3,683,699
88,195	Guidewire Software, Inc.*	6,549,361
111,487	HubSpot, Inc.*	9,855,451
2,327	j2 Global, Inc.	174,595
1,939	LogMeIn, Inc.	222,016
2,159	MAXIMUS, Inc.	154,541
326,259	Mimecast Ltd.*	9,353,846
2,954	Nutanix, Inc. Class A*	104,217
172,639	Okta, Inc.*	4,421,285
3,014	Paylocity Holding Corp.*	142,140
2,395	Pegasystems, Inc.	112,924
46,880	Proofpoint, Inc.*	4,163,413
1,814	PTC, Inc.*	110,237
2,002	Q2 Holdings, Inc.*	73,774
2,183	Science Applications International Corp.	167,152
101,957	Trade Desk, Inc. Class A*	4,662,494
679	Tyler Technologies, Inc.*	120,217
157,023	Veracode, Inc. Escrow*(1)(2)(3)(4)	631,232
1,902	WEX, Inc.*	268,619
5,622	Zendesk, Inc.*	190,248
124,099	Zillow Group, Inc. Class C*	5,078,131
944,673	Zynga, Inc. Class A*	3,778,692

		108,293,511

The accompanying notes are an integral part of these financial statements.

135

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	Technology Hardware & Equipment - 3.7%
5,650	Ciena Corp.*	$118,255
2,696	ePlus, Inc.*	202,739
4,726	Fabrinet*	135,636
167,167	II-VI, Inc.*	7,848,491
2,950	Itron, Inc.*	201,190
1,517	Rogers Corp.*	245,633
131,818	Zebra Technologies Corp. Class A*	13,682,708

		22,434,652

	Telecommunication Services - 0.0%
8,378	ORBCOMM, Inc.*	85,288
12,321	Vonage Holdings Corp.*	125,305

		210,593

	Transportation - 3.9%
2,205	Genesee & Wyoming, Inc. Class A*	173,600
417,608	JetBlue Airways Corp.*	9,329,363
172,914	Knight-Swift Transportation Holdings, Inc.	7,559,800
6,520	Marten Transport Ltd.	132,356
230,315	Schneider National, Inc. Class B	6,577,796

		23,772,915

	Utilities - 0.0%
4,800	Evoqua Water Technologies Corp.*	113,808

	Total Common Stocks (cost $474,037,245)	$588,750,234

EXCHANGE-TRADED FUNDS - 0.2%
	Other Investment Pools & Funds - 0.2%
7,227	iShares Russell 2000 Growth ETF	$1,349,281

	Total Exchange-Traded Funds (cost $1,186,208)	$1,349,281

PREFERRED STOCKS - 1.6%
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
92,420	Sancilio & Co., Inc. Series D*(1)(2)(3)(4)	$281,881

	Software & Services - 1.6%
410,300	MarkLogic Corp. Series F*(1)(2)(3)(4)	4,020,940
1,026,132	Zuora, Inc. Series F*(1)(2)(3)(4)	5,469,284

		9,490,224

	Total Preferred Stocks (cost $8,954,088)	$9,772,105

CONVERTIBLE PREFERRED STOCKS - 0.4%
	Retailing - 0.4%
74,004	Honest Co. Series D*(1)(2)(3)(4)	$2,617,521

	Total Convertible Preferred Stocks (cost $3,386,053)	$2,617,521

	Total Long-Term Investments (cost $487,563,594)	$602,489,141

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.1%
	Other Investment Pools & Funds - 1.1%
6,552,562	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.17%(5)	$6,552,562

	Total Short-Term Investments (cost $6,552,562)	$6,552,562

Total Investments (cost $494,116,156)	100.1%	$609,041,703
Other Assets and Liabilities	(0.1)%	(838,975)

Total Net Assets	100.0%	$608,202,728

The accompanying notes are an integral part of these financial statements.

136

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At December 31, 2017, the aggregate value of these securities was $17,435,791, which represents 2.9% of total net assets.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2017, the aggregate value of these securities was $17,435,791, which represented 2.9% of total net assets.

(4)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2017, the aggregate fair value of these securities was $17,435,791, which represented 2.9% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

137

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$576,298	$576,298	$—	$—
Banks	41,879,099	41,879,099	—	—
Capital Goods	69,821,627	69,821,627	—	—
Commercial & Professional Services	11,935,274	11,935,274	—	—
Consumer Durables & Apparel	48,200,183	48,200,183	—	—
Consumer Services	53,160,681	51,868,823	—	1,291,858
Diversified Financials	301,219	301,219	—	—
Energy	8,571,822	8,571,822	—	—
Food & Staples Retailing	9,991,530	9,991,530	—	—
Food, Beverage & Tobacco	14,094,780	14,094,780	—	—
Health Care Equipment & Services	27,679,755	27,679,755	—	—
Insurance	142,315	142,315	—	—
Materials	16,981,553	16,981,553	—	—
Pharmaceuticals, Biotechnology & Life Sciences	76,877,343	76,877,343	—	—
Real Estate	20,518,161	20,518,161	—	—
Retailing	10,750,580	7,627,505	—	3,123,075
Semiconductors & Semiconductor Equipment	22,442,535	22,442,535	—	—
Software & Services	108,293,511	107,662,279	—	631,232
Technology Hardware & Equipment	22,434,652	22,434,652	—	—
Telecommunication Services	210,593	210,593	—	—
Transportation	23,772,915	23,772,915	—	—
Utilities	113,808	113,808	—	—
Exchange-Traded Funds	1,349,281	1,349,281	—	—
Preferred Stocks	12,389,626	—	—	12,389,626
Short-Term Investments	6,552,562	6,552,562	—	—

Total	$609,041,703	$591,605,912	$—	$17,435,791

(1)	For the year ended December 31, 2017, investments valued at $8,944,727 were transferred out of Level 3 due to the initiation of a vendor providing pricing. There were no transfers in or out of Level 1 or Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2017:

	Common Stocks	Preferred Stocks	Total
Beginning balance	$14,370,854	$32,924,650	$47,295,504
Conversions*	2,419,607	(2,419,607)	—
Purchases	—	—	—
Sales	(5,964,931)	(13,933,421)	(19,898,352)
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	(1,004,492)	6,273,897	5,269,405
Net change in unrealized appreciation/depreciation	(3,982,308)	(2,303,731)	(6,286,039)
Transfers into Level 3	—	—	—
Transfers out of Level 3	(792,565)	(8,152,162)	(8,944,727)

Ending balance	$5,046,165	$12,389,626	$17,435,791

*	Private Equity security that was a preferred stock is now trading as a common stock.

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at December 31, 2017 was $(1,133,684).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

138

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3%
	Automobiles & Components - 2.0%
8,536	Lear Corp.	$1,507,970
2,807	Thor Industries, Inc.	423,071

		1,931,041

	Banks - 5.3%
20,948	Banco Latinoamericano de Comercio Exterior S.A. ADR	563,501
2,943	Berkshire Hills Bancorp, Inc.	107,714
10,856	Essent Group Ltd.*	471,368
16,500	Flagstar Bancorp, Inc.*	617,430
8,184	Green Bancorp, Inc.*	166,135
935	LendingTree, Inc.*	318,321
27,143	MGIC Investment Corp.*	382,988
34,892	OFG Bancorp	327,985
6,614	Opus Bank*	180,562
31,652	Popular, Inc.	1,123,329
15,485	Radian Group, Inc.	319,146
17,310	TCF Financial Corp.	354,855
6,017	Walker & Dunlop, Inc.*	285,807

		5,219,141

	Capital Goods - 9.8%
14,362	Aircastle Ltd.	335,927
14,647	Allison Transmission Holdings, Inc.	630,846
501	American Woodmark Corp.*	65,255
3,200	Argan, Inc.	144,000
3,502	Beacon Roofing Supply, Inc.*	223,288
9,813	Briggs & Stratton Corp.	248,956
4,121	Caesarstone Ltd.*	90,662
8,072	Continental Building Products, Inc.*	227,227
6,682	EMCOR Group, Inc.	546,253
4,279	Generac Holdings, Inc.*	211,896
13,119	Graco, Inc.	593,241
9,311	Jacobs Engineering Group, Inc.	614,154
8,402	Oshkosh Corp.	763,658
11,138	Owens Corning	1,024,028
1,973	Proto Labs, Inc.*	203,219
7,000	Regal-Beloit Corp.	536,200
3,154	Rush Enterprises, Inc. Class A*	160,255
17,043	Spirit Aerosystems Holdings, Inc. Class A	1,487,002
6,119	Terex Corp.	295,058
6,660	Textainer Group Holdings Ltd.*	143,190
10,203	Titan Machinery, Inc.*	215,997
14,557	Toro Co.	949,553

		9,709,865

	Commercial & Professional Services - 4.3%
11,930	ACCO Brands Corp.*	145,546
3,035	Barrett Business Services, Inc.	195,727
6,281	Brink’s Co.	494,315
16,516	Essendant, Inc.	153,103
9,137	Herman Miller, Inc.	365,937
6,310	Kelly Services, Inc. Class A	172,074
7,800	Kimball International, Inc. Class B	145,626
2,550	ManpowerGroup, Inc.	321,580
3,186	McGrath Rent Corp.	149,678
9,279	Quad/Graphics, Inc.	209,705
11,987	Robert Half International, Inc.	665,758
28,308	RPX Corp.	380,460
3,821	SP Plus Corp.*	141,759
20,348	Steelcase, Inc. Class A	309,290

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Commercial & Professional Services - 4.3% - (continued)
10,070	TriNet Group, Inc.*	$446,504

		4,297,062

	Consumer Durables & Apparel - 3.3%
5,097	CSS Industries, Inc.	141,850
7,622	La-Z-Boy, Inc.	237,806
7,755	Lululemon Athletica, Inc.*	609,465
17,781	Michael Kors Holdings Ltd.*	1,119,314
176	NVR, Inc.*	617,447
6,760	Perry Ellis International, Inc.*	169,270
1,231	Polaris Industries, Inc.	152,632
1,939	Ralph Lauren Corp.	201,055

		3,248,839

	Consumer Services - 4.5%
8,500	American Public Education, Inc.*	212,925
1,589	Domino’s Pizza, Inc.	300,258
823	Graham Holdings Co. Class B	459,522
5,167	Grand Canyon Education, Inc.*	462,602
15,565	H&R Block, Inc.	408,114
24,672	International Speedway Corp. Class A	983,179
9,031	K12, Inc.*	143,593
23,835	Ruth’s Hospitality Group, Inc.	516,028
14,123	Scientific Games Corp. Class A*	724,510
4,355	Weight Watchers International, Inc.*	192,839

		4,403,570

	Diversified Financials - 4.7%
14,900	AG Mortgage Investment Trust, Inc. REIT	283,249
28,084	AGNC Investment Corp. REIT	567,016
14,129	Apollo Commercial Real Estate Finance, Inc. REIT	260,680
9,697	ARMOUR Residential, Inc. REIT	249,407
19,554	Chimera Investment Corp. REIT	361,358
3,180	Cohen & Steers, Inc.	150,382
5,241	E*TRADE Financial Corp.*	259,796
7,479	Green Dot Corp. Class A*	450,685
15,317	Invesco Mortgage Capital, Inc. REIT	273,102
10,605	Ladder Capital Corp. REIT	144,546
17,393	MTGE Investment Corp. REIT	321,771
7,225	Nelnet, Inc. Class A	395,785
21,726	Redwood Trust, Inc. REIT	321,979
23,650	Two Harbors Investment Corp. REIT	384,549
22,667	Western Asset Mortgage Capital Corp. REIT	225,537

		4,649,842

	Energy - 4.5%
109,211	Abraxas Petroleum Corp.*	268,659
1,873	Arch Coal, Inc. Class A	174,489
7,967	CVR Energy, Inc.	296,691
9,433	Delek U.S. Holdings, Inc.	329,589
5,234	Exterran Corp.*	164,557
13,760	HollyFrontier Corp.	704,787
8,536	Matrix Service Co.*	151,941
16,161	Murphy Oil Corp.	501,799
29,081	Par Pacific Holdings, Inc.*	560,682
11,148	PBF Energy, Inc. Class A	395,197
4,942	REX American Resources Corp.*	409,148
8,891	Stone Energy Corp.*	285,934
71,876	W&T Offshore, Inc.*	237,909

		4,481,382

The accompanying notes are an integral part of these financial statements.

139

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Food, Beverage & Tobacco - 3.0%
2,018	Boston Beer Co., Inc. Class A*	$385,640
7,242	Ingredion, Inc.	1,012,432
1,619	National Beverage Corp.	157,755
31,200	Pilgrim’s Pride Corp.*	969,072
2,928	Sanderson Farms, Inc.	406,348

		2,931,247

	Health Care Equipment & Services - 4.8%
2,964	Align Technology, Inc.*	658,571
3,676	Analogic Corp.	307,865
1,209	Chemed Corp.	293,811
1,870	Cooper Cos., Inc.	407,436
7,346	Diplomat Pharmacy, Inc.*	147,434
3,281	Encompass Health Corp.	162,114
8,628	Haemonetics Corp.*	501,114
2,280	Masimo Corp.*	193,344
2,337	Molina Healthcare, Inc.*	179,201
15,254	Triple-S Management Corp. Class B*	379,062
11,862	Veeva Systems, Inc. Class A*	655,731
4,458	WellCare Health Plans, Inc.*	896,549

		4,782,232

	Household & Personal Products - 1.4%
7,282	Medifast, Inc.	508,356
5,624	Nu Skin Enterprises, Inc. Class A	383,726
6,349	Usana Health Sciences, Inc.*	470,143

		1,362,225

	Insurance - 4.6%
7,632	Ambac Financial Group, Inc.*	121,959
6,289	American Equity Investment Life Holding Co.	193,261
20,550	Assured Guaranty Ltd.	696,029
22,299	CNO Financial Group, Inc.	550,562
24,796	Greenlight Capital Re Ltd. Class A*	498,400
5,878	Health Insurance Innovations, Inc. Class A*	146,656
27,619	Maiden Holdings Ltd.	182,285
9,391	Reinsurance Group of America, Inc.	1,464,339
28,954	Third Point Reinsurance Ltd.*	424,176
10,847	Universal Insurance Holdings, Inc.	296,665

		4,574,332

	Materials - 3.6%
3,015	Albemarle Corp.	385,588
17,983	Chemours Co.	900,229
15,515	Domtar Corp.	768,303
2,922	Ingevity Corp.*	205,913
4,300	Innophos Holdings, Inc.	200,939
9,820	Louisiana-Pacific Corp.*	257,873
2,670	Steel Dynamics, Inc.	115,157
7,881	Stepan Co.	622,363
4,252	Warrior Met Coal, Inc.	106,938

		3,563,303

	Media - 1.7%
14,783	Gannett Co., Inc.	171,335
8,524	Live Nation Entertainment, Inc.*	362,867
11,687	New Media Investment Group, Inc.	196,108
7,964	New York Times Co. Class A	147,334
20,766	Scholastic Corp.	832,924

		1,710,568

	Pharmaceuticals, Biotechnology & Life Sciences - 7.7%
17,064	Akebia Therapeutics, Inc.*	253,742

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 7.7% - (continued)
3,054	BioSpecifics Technologies Corp.*	$132,330
13,329	Bruker Corp.	457,451
13,761	Calithera Biosciences, Inc.*	114,904
24,656	Conatus Pharmaceuticals, Inc.*	113,911
5,580	Concert Pharmaceuticals, Inc.*	144,355
25,046	Corcept Therapeutics, Inc.*	452,331
26,237	Cytokinetics, Inc.*	213,831
14,417	CytomX Therapeutics, Inc.*	304,343
3,639	Emergent Biosolutions, Inc.*	169,104
4,310	Enanta Pharmaceuticals, Inc.*	252,911
32,786	Exelixis, Inc.*	996,694
21,260	ImmunoGen, Inc.*	136,277
37,090	Innoviva, Inc.*	526,307
6,358	Mallinckrodt plc*	143,436
25,195	MiMedx Group, Inc.*	317,709
5,111	Momenta Pharmaceuticals, Inc.*	71,298
3,827	MyoKardia, Inc.*	161,117
80,573	PDL BioPharma, Inc.*	220,770
29,731	Pieris Pharmaceuticals, Inc.*	224,469
6,814	PRA Health Sciences, Inc.*	620,551
9,743	Retrophin, Inc.*	205,285
10,192	Sangamo Therapeutics, Inc.*	167,149
7,774	Supernus Pharmaceuticals, Inc.*	309,794
6,356	United Therapeutics Corp.*	940,370

		7,650,439

	Real Estate - 9.3%
55,800	Brandywine Realty Trust REIT	1,015,002
57,259	Brixmor Property Group, Inc. REIT	1,068,453
9,600	CareTrust, Inc. REIT	160,896
26,053	CBL & Associates Properties, Inc. REIT	147,460
16,280	Chatham Lodging Trust REIT	370,533
1,296	Coresite Realty Corp. REIT	147,614
9,522	Easterly Government Properties, Inc. REIT	203,200
19,704	Forestar Group, Inc.*	433,488
10,659	Global Net Lease, Inc. REIT	219,362
38,160	Hospitality Properties Trust REIT	1,139,076
14,114	Independence Realty Trust, Inc. REIT	142,410
6,757	Jernigan Capital, Inc. REIT	128,451
2,301	Jones Lang LaSalle, Inc.	342,688
31,138	Piedmont Office Realty Trust, Inc. Class A, REIT	610,616
3,167	Potlatch Corp. REIT	158,033
31,400	Ramco-Gershenson Properties Trust REIT	462,522
75,372	Retail Properties of America, Inc. Class A, REIT	1,013,000
36,070	Select Income REIT	906,439
4,451	Weingarten Realty Investors REIT	146,304
11,165	Whitestone REIT REIT	160,888
11,600	Xenia Hotels & Resorts, Inc. REIT	250,444

		9,226,879

	Retailing - 3.2%
5,207	Big Lots, Inc.	292,373
2,264	Burlington Stores, Inc.*	278,540
2,302	Children’s Place, Inc.	334,596
5,450	Five Below, Inc.*	361,444
7,586	Liberty Expedia Holdings, Inc. Class A*	336,287
7,888	Michaels Cos., Inc.*	190,811
5,249	PetMed Express, Inc.	238,829
14,200	Sleep Number Corp.*	533,778
7,277	Tailored Brands, Inc.	158,857

The accompanying notes are an integral part of these financial statements.

140

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Retailing - 3.2% - (continued)
4,531	Urban Outfitters, Inc.*	$158,857
4,791	Williams-Sonoma, Inc.	247,695

		3,132,067

	Semiconductors & Semiconductor Equipment - 2.0%
1,484	Advanced Energy Industries, Inc.*	100,140
3,935	Cirrus Logic, Inc.*	204,069
2,412	First Solar, Inc.*	162,858
20,330	Photronics, Inc.*	173,313
32,196	Teradyne, Inc.	1,348,047

		1,988,427

	Software & Services - 7.4%
8,191	Appfolio, Inc. Class A*	339,926
15,285	Blucora, Inc.*	337,798
28,884	Cadence Design Systems, Inc.*	1,207,929
18,036	CommerceHub, Inc. Series C*	371,361
13,705	Convergys Corp.	322,067
1,810	Euronet Worldwide, Inc.*	152,529
19,607	Everi Holdings, Inc.*	147,837
7,628	Hortonworks, Inc.*	153,399
5,489	ManTech International Corp. Class A	275,493
10,867	MAXIMUS, Inc.	777,860
6,735	New Relic, Inc.*	389,081
9,895	Progress Software Corp.	421,230
5,600	Sykes Enterprises, Inc.*	176,120
7,668	Tableau Software, Inc. Class A*	530,626
9,983	TeleTech Holdings, Inc.	401,816
21,393	Teradata Corp.*	822,775
14,495	Web.com Group, Inc.*	315,991
51,225	Zynga, Inc. Class A*	204,900

		7,348,738

	Technology Hardware & Equipment - 4.5%
4,736	Arista Networks, Inc.*	1,115,707
8,590	ARRIS International plc*	220,677
34,899	AVX Corp.	603,753
6,672	Cognex Corp.	408,059
7,051	Control4 Corp.*	209,838
31,083	Extreme Networks, Inc.*	389,159
10,843	Jabil, Inc.	284,629
12,308	Sanmina Corp.*	406,164
563	Universal Display Corp.	97,202
24,331	Vishay Intertechnology, Inc.	504,868
1,866	Zebra Technologies Corp. Class A*	193,691

		4,433,747

	Telecommunication Services - 1.5%
3,167	ATN International, Inc.	175,008
23,841	Boingo Wireless, Inc.*	536,423
27,100	Telephone & Data Systems, Inc.	753,380

		1,464,811

	Transportation - 2.3%
4,114	ArcBest Corp.	147,076
2,126	Copa Holdings S.A. Class A	285,012
7,225	Hawaiian Holdings, Inc.	287,916
15,177	JetBlue Airways Corp.*	339,054
5,995	Old Dominion Freight Line, Inc.	788,642
4,407	XPO Logistics, Inc.*	403,637

		2,251,337

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Utilities - 3.9%
18,520	National Fuel Gas Co.	$1,016,933
5,251	Northwest Natural Gas Co.	313,222
12,163	NRG Energy, Inc.	346,403
11,431	OGE Energy Corp.	376,194
15,645	Pinnacle West Capital Corp.	1,332,641
28,374	Vistra Energy Corp.*	519,812

		3,905,205

	Total Common Stocks (cost $80,146,615)	$98,266,299

	Total Long-Term Investments (cost $80,146,615)	$98,266,299

SHORT-TERM INVESTMENTS - 0.6%
	Other Investment Pools & Funds - 0.6%
631,221	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.21%(1)	$631,221

	Total Short-Term Investments (cost $631,221)	$631,221

Total Investments (cost $80,777,836)	99.9%	$98,897,520
Other Assets and Liabilities	0.1%	98,217

Total Net Assets	100.0%	$98,995,737

The accompanying notes are an integral part of these financial statements.

141

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

142

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$1,931,041	$1,931,041	$—	$—
Banks	5,219,141	5,219,141	—	—
Capital Goods	9,709,865	9,709,865	—	—
Commercial & Professional Services	4,297,062	4,297,062	—	—
Consumer Durables & Apparel	3,248,839	3,248,839	—	—
Consumer Services	4,403,570	4,403,570	—	—
Diversified Financials	4,649,842	4,649,842	—	—
Energy	4,481,382	4,481,382	—	—
Food, Beverage & Tobacco	2,931,247	2,931,247	—	—
Health Care Equipment & Services	4,782,232	4,782,232	—	—
Household & Personal Products	1,362,225	1,362,225	—	—
Insurance	4,574,332	4,574,332	—	—
Materials	3,563,303	3,563,303	—	—
Media	1,710,568	1,710,568	—	—
Pharmaceuticals, Biotechnology & Life Sciences	7,650,439	7,650,439	—	—
Real Estate	9,226,879	9,226,879	—	—
Retailing	3,132,067	3,132,067	—	—
Semiconductors & Semiconductor Equipment	1,988,427	1,988,427	—	—
Software & Services	7,348,738	7,348,738	—	—
Technology Hardware & Equipment	4,433,747	4,433,747	—	—
Telecommunication Services	1,464,811	1,464,811	—	—
Transportation	2,251,337	2,251,337	—	—
Utilities	3,905,205	3,905,205	—	—
Short-Term Investments	631,221	631,221	—	—

Total	$98,897,520	$98,897,520	$—	$—

(1)	For the year ended December 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

143

Hartford Stock HLS Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6%
	Banks - 2.5%
263,199	PNC Financial Services Group, Inc.	$37,976,984

	Capital Goods - 10.3%
131,777	General Dynamics Corp.	26,810,030
223,753	Honeywell International, Inc.	34,314,760
119,158	Lockheed Martin Corp.	38,255,676
97,959	Northrop Grumman Corp.	30,064,597
212,600	United Technologies Corp.	27,121,382

		156,566,445

	Consumer Durables & Apparel - 5.5%
948,001	NIKE, Inc. Class B	59,297,463
327,451	VF Corp.	24,231,374

		83,528,837

	Consumer Services - 3.5%
176,603	McDonald’s Corp.	30,396,908
396,357	Starbucks Corp.	22,762,783

		53,159,691

	Diversified Financials - 4.4%
344,010	American Express Co.	34,163,633
64,099	BlackRock, Inc.	32,928,297

		67,091,930

	Energy - 4.4%
374,699	Exxon Mobil Corp.	31,339,825
541,893	Schlumberger Ltd.	36,518,169

		67,857,994

	Food & Staples Retailing - 5.2%
219,117	Costco Wholesale Corp.	40,782,056
213,912	CVS Health Corp.	15,508,620
316,705	Walgreens Boots Alliance, Inc.	22,999,117

		79,289,793

	Food, Beverage & Tobacco - 7.7%
835,911	Coca-Cola Co.	38,351,597
1,073,931	Diageo plc	39,364,271
325,079	PepsiCo, Inc.	38,983,473

		116,699,341

	Health Care Equipment & Services - 9.1%
442,472	Cardinal Health, Inc.	27,110,259
165,663	Danaher Corp.	15,376,840
168,233	McKesson Corp.	26,235,936
409,655	Medtronic plc	33,079,641
169,243	UnitedHealth Group, Inc.	37,311,312

		139,113,988

	Household & Personal Products - 3.8%
516,989	Colgate-Palmolive Co.	39,006,820
200,073	Procter & Gamble Co.	18,382,707

		57,389,527

	Insurance - 5.2%
309,979	Chubb Ltd.	45,297,231
412,728	Marsh & McLennan Cos., Inc.	33,591,932

		78,889,163

	Materials - 4.0%
200,549	Ecolab, Inc.	26,909,665
223,139	Praxair, Inc.	34,515,140

		61,424,805

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Media - 1.5%
206,751	Walt Disney Co.	$22,227,800

	Pharmaceuticals, Biotechnology & Life Sciences - 5.8%
152,323	Amgen, Inc.	26,488,970
221,455	Johnson & Johnson	30,941,693
546,501	Merck & Co., Inc.	30,751,611

		88,182,274

	Real Estate - 4.5%
241,406	American Tower Corp. REIT	34,441,394
162,456	Public Storage REIT	33,953,304

		68,394,698

	Retailing - 2.7%
9,440,100	Allstar Co.*(1)(2)(3)(4)	1,888,020
506,041	TJX Cos., Inc.	38,691,895

		40,579,915

	Software & Services - 10.3%
277,714	Accenture plc Class A	42,515,236
156,231	Automatic Data Processing, Inc.	18,308,711
665,820	Microsoft Corp.	56,954,243
338,079	Visa, Inc. Class A	38,547,768

		156,325,958

	Transportation - 8.2%
498,017	Canadian National Railway Co.	41,065,602
319,512	Union Pacific Corp.	42,846,559
349,365	United Parcel Service, Inc. Class B	41,626,840

		125,539,001

	Total Common Stocks (cost $1,136,201,720)	$1,500,238,144

	Total Long-Term Investments (cost $1,136,201,720)	$1,500,238,144

SHORT-TERM INVESTMENTS - 1.7%
	Other Investment Pools & Funds - 1.7%
26,339,120	Fidelity Institutional Government Fund, Institutional Class, 1.16%(5)	$26,339,120

	Total Short-Term Investments (cost $26,339,120)	$26,339,120

Total Investments (cost $1,162,540,840)	100.3%	$1,526,577,264
Other Assets and Liabilities	(0.3)%	(4,961,388)

Total Net Assets	100.0%	$1,521,615,876

The accompanying notes are an integral part of these financial statements.

144

Hartford Stock HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At December 31, 2017, the aggregate value of this security was $1,888,020, which represented 0.1% of total net assets.

(2)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At December 31, 2017, the aggregate value of these securities was $1,888,020, which represents 0.1% of total net assets.

(3)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2017, the aggregate fair value of this security was $1,888,020, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Investment valued using significant unobservable inputs.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

145

Hartford Stock HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Banks	$37,976,984	$37,976,984	$—	$—
Capital Goods	156,566,445	156,566,445	—	—
Consumer Durables & Apparel	83,528,837	83,528,837	—	—
Consumer Services	53,159,691	53,159,691	—	—
Diversified Financials	67,091,930	67,091,930	—	—
Energy	67,857,994	67,857,994	—	—
Food & Staples Retailing	79,289,793	79,289,793	—	—
Food, Beverage & Tobacco	116,699,341	77,335,070	39,364,271	—
Health Care Equipment & Services	139,113,988	139,113,988	—	—
Household & Personal Products	57,389,527	57,389,527	—	—
Insurance	78,889,163	78,889,163	—	—
Materials	61,424,805	61,424,805	—	—
Media	22,227,800	22,227,800	—	—
Pharmaceuticals, Biotechnology & Life Sciences	88,182,274	88,182,274	—	—
Real Estate	68,394,698	68,394,698	—	—
Retailing	40,579,915	38,691,895	—	1,888,020
Software & Services	156,325,958	156,325,958	—	—
Transportation	125,539,001	125,539,001	—	—
Short-Term Investments	26,339,120	26,339,120	—	—

Total	$1,526,577,264	$1,485,324,973	$39,364,271	$1,888,020

(1)	For the year ended December 31, 2017, there were no transfers between any levels.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

The accompanying notes are an integral part of these financial statements.

146

Hartford Total Return Bond HLS Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 36.1%
		Asset-Backed - Automobile - 0.6%
$	31,411	AmeriCredit Automobile Receivables Trust 2.72%, 09/09/2019	$31,418
	1,571,645	CIG Automobile Receivables Trust 2.71%, 05/15/2023(1)	1,569,079
	2,625,000	Credit Acceptance Auto Loan Trust 2.65%, 06/15/2026(1)	2,633,626
		First Investors Auto Owner Trust
	990,400	1.67%, 11/16/2020(1)	989,966
	1,750,000	2.39%, 11/16/2020(1)	1,751,530
	2,217,065	Honor Automobile Trust Securitization 2.94%, 11/15/2019(1)	2,223,431
	440,086	Santander Drive Auto Receivables Trust 2.36%, 04/15/2020	440,244
	4,810,000	Westlake Automobile Receivables Trust 3.28%, 12/15/2022(1)	4,769,376

			14,408,670

		Asset-Backed - Finance & Insurance - 19.9%
	9,180,000	AMMC CLO Ltd. 3 mo. USD LIBOR + 1.250%, 2.62%, 07/25/2029(1)(2)	9,244,655
	9,215,000	Apex Credit CLO Ltd. 3 mo. USD LIBOR + 1.470%, 2.84%, 04/24/2029(1)(2)	9,258,347
	6,015,000	Apidos CLO 3 mo. USD LIBOR + 0.980%, 2.34%, 01/19/2025(1)(2)	6,037,508
	7,610,000	Atlas Senior Loan Fund Ltd. 3 mo. USD LIBOR + 1.250%, 2.61%, 10/15/2026(1)(2)	7,654,290
	6,700,000	Atrium 3 mo. USD LIBOR + 0.830%, 2.20%, 04/22/2027(1)(2)	6,696,623
	773,235	Atrium 3 mo. USD LIBOR + 0.950%, 2.31%, 07/16/2025(1)(2)	775,336
		Avery Point CLO Ltd.
	10,050,000	3 mo. USD LIBOR + 1.100%, 2.47%, 04/25/2026(1)(2)	10,077,748
	6,875,000	3 mo. USD LIBOR + 1.120%, 2.47%, 01/18/2025(1)(2)	6,894,167
		Babson CLO Ltd.
	2,330,000	3 mo. USD LIBOR + 1.150%, 2.51%, 07/20/2025(1)(2)	2,336,065
	1,716,000	3 mo. USD LIBOR + 1.320%, 2.68%, 01/15/2026(1)(2)	1,718,979
		Bayview Opportunity Master Fund Trust
	5,762,419	2.98%, 10/28/2032(1)(3)	5,745,704
	1,101,414	3.11%, 09/28/2032(1)(3)	1,099,206
	5,793,811	3.35%, 11/28/2032(1)(3)	5,782,869
	3,652,697	3.50%, 01/28/2055(1)(4)	3,703,075
	4,255,015	3.50%, 06/28/2057(1)(4)	4,314,076
	8,198,318	3.50%, 07/28/2057(1)(4)	8,357,823
	5,584,157	3.50%, 01/28/2058(1)(4)	5,696,817
	3,163,576	4.00%, 11/28/2053(1)(4)	3,258,271
	6,154,590	4.00%, 10/28/2064(1)(4)	6,336,881
	1,120,000	Benefit Street Partners CLO VI Ltd. 3 mo. USD LIBOR + 0.800%, 2.15%, 10/18/2029(1)(2)	1,119,436

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 36.1% - (continued)
		Asset-Backed - Finance & Insurance - 19.9% - (continued)
		BlueMountain CLO Ltd.
$	7,375,000	3 mo. USD LIBOR + 1.010%, 2.37%, 04/15/2025(1)(2)	$7,408,047
	7,995,000	3 mo. USD LIBOR + 1.260%, 2.64%, 04/30/2026(1)(2)	7,995,799
	988,417	Cal Funding Ltd. 3.47%, 10/25/2027(1)	985,214
	7,890,000	Carlyle Global Market Strategies CLO Ltd. 3 mo. USD LIBOR + 1.470%, 2.85%, 04/27/2027(1)(2)	7,889,172
	7,305,000	CBAM Ltd. 3 mo. USD LIBOR + 1.230%, 2.60%, 10/17/2029(1)(2)	7,328,361
		Cent CLO Ltd.
	9,320,000	3 mo. USD LIBOR + 1.100%, 2.47%, 01/25/2026(1)(2)	9,354,717
	6,240,000	3 mo. USD LIBOR + 1.210%, 2.59%, 07/27/2026(1)(2)	6,238,633
		CIFC Funding Ltd.
	775,527	3 mo. USD LIBOR + 0.850%, 2.21%, 07/16/2030(1)(2)	775,485
	8,960,000	3 mo. USD LIBOR + 1.200%, 2.65%, 05/24/2026(1)(2)	9,003,420
	6,935,000	3 mo. USD LIBOR + 1.500%, 2.86%, 07/22/2026(1)(2)	6,935,666
	1,455,000	Conn Funding L.P. 2.73%, 07/15/2020(1)	1,454,938
	2,130,000	Covenant Credit Partners CLO Ltd. 3 mo. USD LIBOR + 1.850%, 3.23%, 10/15/2029(1)(2)	2,150,192
	7,264,000	Dryden Senior Loan Fund 3 mo. USD LIBOR + 0.820%, 2.24%, 11/15/2028(1)(2)	7,260,310
		Dryden Senior Loan Fund
	6,710,000	3 mo. USD LIBOR + 1.430%, 2.79%, 07/15/2027(1)(2)	6,734,203
	7,852,000	3 mo. USD LIBOR + 1.430%, 2.79%, 10/15/2028(1)(2)	7,906,297
	1,407,243	Fieldstone Mortgage Investment Corp. 1 mo. USD LIBOR + 0.270%, 1.82%, 05/25/2036(2)	1,024,652
	3,267,261	First Franklin Mortgage Loan Trust 1 mo. USD LIBOR + 0.240%, 1.79%, 04/25/2036(2)	2,842,248
	681,728	GreatAmerica Leasing Receivables Funding LLC 1.72%, 04/22/2019(1)	681,154
	3,720,919	GSAMP Trust 1 mo. USD LIBOR + 0.090%, 1.64%, 01/25/2037(2)	2,365,710
	4,965,000	Highbridge Loan Management Ltd. 3 mo. USD LIBOR + 1.450%, 2.84%, 05/05/2027(1)(2)	4,966,931
	4,578,000	LCM Ltd. 3 mo. USD LIBOR + 1.210%, 2.52%, 07/20/2030(1)(2)	4,615,599
		Lendmark Funding Trust
	3,235,000	2.83%, 12/22/2025(1)	3,227,478
	4,590,000	3.26%, 04/21/2025(1)	4,610,438

The accompanying notes are an integral part of these financial statements.

147

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 36.1% - (continued)
		Asset-Backed - Finance & Insurance - 19.9% - (continued)
		Madison Park Funding Ltd.
$	6,435,000	3 mo. USD LIBOR + 1.110%, 2.47%, 01/19/2025(1)(2)	$6,432,896
	7,200,000	3 mo. USD LIBOR + 1.160%, 2.52%, 07/23/2029(1)(2)	7,208,287
	3,582,000	3 mo. USD LIBOR + 1.190%, 2.55%, 10/21/2030(1)(2)	3,600,694
	9,860,000	3 mo. USD LIBOR + 1.260%, 2.62%, 07/20/2026(1)(2)	9,963,136
		Magnetite Ltd.
	8,310,000	3 mo. USD LIBOR + 1.000%, 2.37%, 07/25/2026(1)(2)	8,309,360
	6,595,000	3 mo. USD LIBOR + 1.500%, 2.87%, 07/25/2026(1)(2)	6,623,161
	2,732,263	Marlette Funding Trust 2.36%, 12/15/2024(1)	2,729,728
	5,996,213	MFRA Trust 3.35%, 11/25/2047(1)(3)	5,986,609
		Nationstar HECM Loan Trust
	1,032,845	1.97%, 05/25/2027(1)	1,031,286
	1,887,493	2.04%, 09/25/2027(1)(4)	1,884,140
	289,987	2.24%, 06/25/2026(1)(4)	289,444
	560,000	2.94%, 05/25/2027(1)	561,094
		NRZ Advance Receivables Trust
	6,250,000	3.11%, 12/15/2050(1)	6,222,169
	5,421,000	3.21%, 02/15/2051(1)	5,426,078
	2,357,978	Oak Hill Advisors Residential Loan Trust 3.00%, 06/25/2057(1)(3)	2,354,581
	3,030,000	Oak Hill Credit Partners Ltd. 3 mo. USD LIBOR + 1.130%, 2.49%, 07/20/2026(1)(2)	3,045,011
	2,495,000	Oaktree EIF Ltd. 3 mo. USD LIBOR + 1.450%, 2.82%, 07/17/2029(1)(2)	2,536,018
	6,780,000	OCP CLO Ltd. 3 mo. USD LIBOR + 0.850%, 2.20%, 04/17/2027(1)(2)	6,780,163
	3,715,000	Octagon Investment Partners Ltd. 3 mo. USD LIBOR + 1.320%, 2.68%, 03/17/2030(1)(2)	3,761,649
		OneMain Financial Issuance Trust
	7,814,000	2.37%, 09/14/2032(1)	7,744,437
	9,270,000	4.10%, 03/20/2028(1)	9,389,753
	7,495,000	OZLM Ltd. 3 mo. USD LIBOR + 1.450%, 2.83%, 04/30/2027(1)(2)	7,517,133
	1,295,788	Pretium Mortgage Credit Management LLC 3.33%, 12/30/2032(1)(4)	1,292,559
	3,093,227	Prosper Marketplace Issuance Trust 2.36%, 11/15/2023(1)	3,094,315
	5,250,263	SBA Tower Trust 2.90%, 10/15/2044(1)(3)	5,262,879
	469,230	Securitized Asset Backed Receivables LLC Trust 1 mo. USD LIBOR + 0.090%, 1.64%, 07/25/2036(2)	238,777
	7,305,000	Shackleton CLO 3 mo. USD LIBOR + 1.160%, 2.51%, 07/17/2026(1)(2)	7,353,775

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 36.1% - (continued)
		Asset-Backed - Finance & Insurance - 19.9% - (continued)
		SoFi Consumer Loan Program LLC
$	2,324,398	2.50%, 05/26/2026(1)	$2,316,777
	1,170,288	2.77%, 05/25/2026(1)	1,170,713
	2,864,859	3.05%, 12/26/2025(1)	2,879,534
	2,637,384	3.09%, 10/27/2025(1)	2,679,157
	2,105,363	3.28%, 01/26/2026(1)	2,126,322
		Sound Point CLO Ltd.
	6,345,000	3 mo. USD LIBOR + 1.100%, 2.46%, 01/21/2026(1)(2)	6,344,143
	2,575,000	3 mo. USD LIBOR + 1.390%, 2.75%, 01/23/2029(1)(2)	2,584,988
	2,137,000	3 mo. USD LIBOR + 4.600%, 5.96%, 07/15/2025(1)(2)	2,130,760
		Springleaf Funding Trust
	8,130,000	2.68%, 07/15/2030(1)	8,060,917
	4,985,000	2.90%, 11/15/2029(1)	4,992,346
	5,340,000	SPS Servicer Advance Receivables Trust 2.75%, 11/15/2049(1)	5,333,327
	8,660,000	Symphony CLO Ltd. 3 mo. USD LIBOR + 1.280%, 2.64%, 07/14/2026(1)(2)	8,657,038
		Towd Point Mortgage Trust
	10,244,093	2.75%, 10/25/2056(1)(4)	10,230,947
	2,756,200	2.75%, 04/25/2057(1)(4)	2,754,118
	6,818,497	2.75%, 06/25/2057(1)(4)	6,790,166
	4,903,583	2.75%, 07/25/2057(1)(4)	4,895,624
	7,660,000	Treman Park CLO Ltd. 3 mo. USD LIBOR + 1.370%, 2.73%, 04/20/2027(1)(2)	7,719,235
	4,540,000	U.S. Residential Opportunity Fund Trust 3.35%, 11/27/2037(1)(3)	4,527,449
	1,971,592	VOLT LX LLC 3.25%, 04/25/2059(1)(3)	1,975,059
	1,687,914	VOLT LXII LLC 3.13%, 09/25/2047(1)(3)	1,687,592
	3,230,000	VOLT LXIII LLC 3.00%, 10/25/2047(1)(3)	3,232,064
	8,251,477	VOLT LXIV LLC 3.38%, 10/25/2047(1)(3)	8,247,441
		Voya CLO Ltd.
	7,550,000	3 mo. USD LIBOR + 0.900%, 2.33%, 01/18/2029(1)(2)	7,550,000
	2,670,000	3 mo. USD LIBOR + 1.250%, 2.73%, 01/18/2029(1)(2)	2,670,000
		Voya CLO Ltd.
	2,915,000	3 mo. USD LIBOR + 1.250%, 2.60%, 04/17/2030(1)(2)	2,931,767
	4,905,000	3 mo. USD LIBOR + 1.330%, 2.68%, 04/18/2026(1)(2)	4,903,028
	2,080,000	Wendys Funding LLC 3.88%, 03/15/2048(1)(5)	2,081,462
	10,785,000	York CLO Ltd. 3 mo. USD LIBOR + 1.630%, 2.73%, 01/20/2030(1)(2)	10,868,109

			478,841,755

		Asset-Backed - Home Equity - 1.9%
		GSAA Home Equity Trust
	6,605,637	1 mo. USD LIBOR + 0.080%, 1.63%, 02/25/2037(2)	3,585,626

The accompanying notes are an integral part of these financial statements.

148

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 36.1% - (continued)
		Asset-Backed - Home Equity - 1.9% - (continued)
		GSAA Home Equity Trust - (continued)
$	3,940,507	1 mo. USD LIBOR + 0.100%, 1.65%, 03/25/2037(2)	$2,067,656
	2,842,920	1 mo. USD LIBOR + 0.180%, 1.73%, 11/25/2036(2)	1,470,006
	127,165	1 mo. USD LIBOR + 0.240%, 1.79%, 11/25/2036(2)	78,510
	683,641	5.99%, 06/25/2036(4)	349,394
	275,948	Morgan Stanley Asset-Backed Securities Capital, Inc. Trust 1 mo. USD LIBOR + 0.150%, 1.70%, 06/25/2036(2)	246,541
	1,585,049	Morgan Stanley Mortgage Loan Trust 1 mo. USD LIBOR + 0.170%, 1.72%, 11/25/2036(2)	743,457
		New Residential Mortgage Loan Trust
	7,653,511	1 mo. USD LIBOR + 1.500%, 3.05%, 06/25/2057(1)(2)	7,840,547
	9,926,708	4.00%, 02/25/2057(1)(4)	10,221,828
	8,031,608	4.00%, 08/27/2057(1)(4)	8,242,187
	6,531,000	NRZ Advance Receivables Trust 2.58%, 10/15/2049(1)	6,468,629
		Soundview Home Loan Trust
	3,225,000	1 mo. USD LIBOR + 0.180%, 1.73%, 07/25/2037(2)	2,796,262
	435,000	1 mo. USD LIBOR + 0.250%, 1.80%, 11/25/2036(2)	380,548

			44,491,191

		Collateralized - Mortgage Obligations - 0.3%
	2,707,702	COLT Mortgage Loan Trust 2.61%, 05/27/2047(1)(4)	2,709,442
	5,150,000	Consumer Loan Underlying Bond Credit Trust 2.61%, 01/15/2024(1)	5,150,103

			7,859,545

		Commercial Mortgage-Backed Securities - 6.8%
	4,735,000	Banc of America Commercial Mortgage Trust 0.83%, 11/15/2054(4)(6)	300,268
		Banc of America Commercial Mortgage Trust
	40,081,379	0.76%, 11/15/2050(4)(6)	2,395,452
	2,370,000	3.12%, 09/15/2048(1)(4)	1,523,603
		BBCMS Mortgage Trust
	29,052,161	1.52%, 02/15/2050(4)(6)	3,000,391
	8,553,000	1 mo. USD LIBOR + 0.850%, 2.33%, 08/15/2036(1)(2)	8,560,993
	1,440,000	3.67%, 02/15/2050	1,501,726
	1,105,000	Bear Stearns Commercial Mortgage Securities Trust 5.11%, 10/12/2042(4)	1,005,334
		CFCRE Commercial Mortgage Trust
	1,145,000	3.57%, 06/15/2050	1,169,638
	1,000,000	3.84%, 12/10/2054	1,044,022
		Citigroup Commercial Mortgage Trust
	24,025,258	1.05%, 07/10/2047(4)(6)	1,267,200
	27,111,634	1.15%, 04/10/2048(4)(6)	1,567,359
	975,000	3.62%, 02/10/2049	1,009,561
	1,040,000	3.76%, 06/10/2048	1,091,258
	970,000	3.82%, 11/10/2048	1,018,232

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 36.1% - (continued)
		Commercial Mortgage-Backed Securities - 6.8% - (continued)
		Commercial Mortgage Pass-Through Certificates
$	9,785,415	0.80%, 02/10/2047(4)(6)	$260,809
	535,000	4.24%, 02/10/2047(4)	572,204
	1,920,000	4.75%, 10/15/2045(1)(4)	1,246,541
	970,000	Commercial Mortgage Trust 2.82%, 10/15/2045	971,648
		Commercial Mortgage Trust
	4,863,974	0.89%, 08/10/2046(4)(6)	147,491
	7,004,743	1.92%, 07/10/2046(1)(4)(6)	274,321
	1,035,000	2.54%, 12/10/2045	1,024,995
	1,670,000	2.85%, 10/15/2045	1,676,252
	1,145,000	3.10%, 03/10/2046	1,160,660
	930,000	3.21%, 03/10/2046	948,866
	1,760,000	3.35%, 02/10/2048	1,791,821
	6,780,000	3.42%, 03/10/2031(1)	7,032,217
	1,260,000	3.61%, 06/10/2046(4)	1,308,268
	705,000	3.62%, 07/10/2050	730,248
	2,120,000	3.69%, 08/10/2047	2,209,011
	1,490,000	3.77%, 02/10/2049	1,560,484
	1,150,133	3.80%, 08/10/2047	1,206,532
	1,485,000	3.83%, 07/15/2047	1,560,388
	1,140,000	3.90%, 07/10/2050	1,200,974
	575,125	3.96%, 03/10/2047	606,629
	1,350,000	4.02%, 07/10/2045	1,425,279
	630,000	4.07%, 02/10/2047(4)	669,015
	1,045,000	4.21%, 08/10/2046(4)	1,115,896
	615,085	4.23%, 07/10/2045(4)	658,842
	720,000	4.58%, 10/15/2045(1)(4)	334,814
	836,192	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	820,796
		CSAIL Commercial Mortgage Trust
	64,140,221	0.85%, 06/15/2057(4)(6)	2,886,990
	3,888,177	1.05%, 11/15/2048(4)(6)	215,682
	11,482,549	1.81%, 01/15/2049(4)(6)	1,199,694
	470,000	3.45%, 08/15/2048	480,537
	790,000	3.50%, 11/15/2049	809,386
	545,000	3.54%, 11/15/2048	562,804
	550,000	3.72%, 08/15/2048	572,076
	83,000	3.76%, 11/15/2048	86,570
	980,000	3.81%, 11/15/2048	1,024,523
	7,689,499	DBUBS Mortgage Trust 0.73%, 11/10/2046(1)(4)(6)	123,767
	3,098,605	Four Times Square Trust Commercial Mortgage Pass-Through Certificates 5.40%, 12/13/2028(1)	3,322,438
		FREMF Mortgage Trust
	3,920,000	3.68%, 11/25/2049(1)(4)	3,880,200
	4,495,000	3.75%, 11/25/2050(1)(4)	4,378,696
		FREMF Mortgage Trust
	4,680,000	3.00%, 10/25/2047(1)(4)	4,693,809
	1,980,000	3.65%, 09/25/2024(1)(4)	2,002,334
	1,445,000	3.68%, 11/25/2049(1)(4)	1,374,208
	2,580,000	3.73%, 10/25/2049(1)(4)	2,517,921
	1,435,000	3.84%, 08/25/2027(1)(4)	1,424,954
	1,625,000	3.88%, 02/25/2024(1)(4)	1,654,104
	1,340,000	3.94%, 09/25/2049(1)(4)	1,373,418
	2,850,000	3.97%, 07/25/2049(1)(4)	2,886,346
	1,200,000	3.98%, 03/25/2027(1)(4)	1,213,472
	2,226,000	4.03%, 07/25/2027(1)(4)	2,276,519

The accompanying notes are an integral part of these financial statements.

149

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 36.1% - (continued)
		Commercial Mortgage-Backed Securities - 6.8% - (continued)
		FREMF Mortgage Trust - (continued)
$	2,535,000	4.07%, 05/25/2027(1)(4)	$2,604,891
	5,485,000	5.28%, 09/25/2043(1)(4)	5,800,345
	1,485,827	GE Business Loan Trust 1 mo. USD LIBOR + 1.000%, 2.48%, 05/15/2034(1)(2)	1,381,150
	4,340,000	GS Mortgage Securities Corp. 2.95%, 11/05/2034(1)	4,324,906
	1,165,000	GS Mortgage Securities Trust 3.67%, 03/10/2050	1,219,240
		GS Mortgage Securities Trust
	47,304,089	0.11%, 07/10/2046(4)(6)	217,802
	6,722,099	1.35%, 08/10/2044(1)(4)(6)	261,543
	1,580,166	3.67%, 04/10/2047(1)	590,303
	785,121	4.07%, 01/10/2047	833,311
	2,215,000	4.86%, 04/10/2047(1)(4)	1,465,941
		JP Morgan Chase Commercial Mortgage Securities Trust
	2,185,000	2.73%, 10/15/2045(1)(4)	968,982
	1,997,014	1 mo. USD LIBOR + 1.500%, 2.94%, 02/12/2051(2)	1,985,423
	1,290,924	4.37%, 12/15/2047(1)(4)	1,026,064
	1,135,000	JPMBB Commercial Mortgage Securities Trust 3.36%, 07/15/2045	1,168,413
		JPMBB Commercial Mortgage Securities Trust
	29,177,750	0.83%, 09/15/2047(4)(6)	884,751
	8,186,314	0.93%, 05/15/2048(4)(6)	285,161
	825,000	2.91%, 10/15/2048	819,929
	810,060	3.61%, 05/15/2048	839,179
	615,224	LB-UBS Commercial Mortgage Trust 6.32%, 04/15/2041(4)	616,270
	104,333	Lehman Brothers Small Balance Commercial Mortgage Trust 5.52%, 09/25/2030(1)(4)	103,239
		Morgan Stanley Bank of America Merrill Lynch Trust
	1,596,406	1.11%, 10/15/2048(4)(6)	100,717
	15,965,628	1.13%, 12/15/2047(4)(6)	754,960
	1,530,000	3.13%, 12/15/2048	1,556,732
	1,320,000	3.18%, 08/15/2045	1,344,812
	795,172	4.26%, 10/15/2046(4)	851,094
	695,000	4.50%, 08/15/2045(1)	499,432
		Morgan Stanley Capital Trust
	35,688,424	0.40%, 09/15/2047(1)(4)(6)	325,382
	8,291,651	1.46%, 06/15/2050(4)(6)	785,187
	625,000	2.78%, 08/15/2049	609,299
	590,000	3.34%, 12/15/2049	600,741
	4,920,000	3.47%, 08/11/2033(1)	5,036,864
	770,000	3.60%, 12/15/2049	798,110
	1,460,000	5.16%, 07/15/2049(1)(4)	1,270,290
	920,000	5.33%, 10/12/2052(1)(4)	411,520
	790,000	SFAVE Commercial Mortgage Securities Trust 3.87%, 01/05/2043(1)(4)	794,347
	4,968,102	UBS Commercial Mortgage Trust 1.16%, 08/15/2050(4)(6)	402,491

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 36.1% - (continued)
		Commercial Mortgage-Backed Securities - 6.8% - (continued)
		UBS-Barclays Commercial Mortgage Trust
$	2,295,000	3.09%, 08/10/2049	$2,331,840
	2,065,000	3.19%, 03/10/2046	2,102,271
	775,000	3.24%, 04/10/2046	789,922
		Wells Fargo Commercial Mortgage Trust
	21,396,678	1.18%, 05/15/2048(4)(6)	1,217,584
	1,174,109	2.92%, 10/15/2045	1,183,349
	419,000	2.92%, 11/15/2049	413,230
	345,000	2.94%, 10/15/2049	340,782
	805,000	3.29%, 05/15/2048	820,242
	440,000	3.41%, 12/15/2047	450,625
	775,000	3.45%, 07/15/2050	792,411
	790,000	3.56%, 01/15/2059	816,143
	1,145,000	3.62%, 09/15/2057	1,188,379
	430,000	4.10%, 05/15/2048(4)	381,983
		WF-RBS Commercial Mortgage Trust
	255,115	2.88%, 12/15/2045	256,079
	1,150,000	3.07%, 03/15/2045	1,166,756
	450,000	3.35%, 05/15/2045	454,625
	1,015,000	3.61%, 11/15/2047	1,051,686
	990,000	3.72%, 05/15/2047	1,033,114
	925,000	4.00%, 05/15/2047	979,514
	230,000	4.05%, 03/15/2047	243,964
	755,286	4.10%, 03/15/2047	803,418
	710,000	5.00%, 06/15/2044(1)(4)	515,475
	1,045,000	5.58%, 04/15/2045(1)(4)	1,029,744

			163,832,443

		Whole Loan Collateral CMO - 6.6%
		Alternative Loan Trust
	1,338,582	1 mo. USD LIBOR + 0.320%, 1.65%, 11/25/2035(2)	1,207,893
	269,119	1 mo. USD LIBOR + 0.270%, 1.82%, 01/25/2036(2)	255,249
	1,248,464	5.75%, 05/25/2036	985,819
		Angel Oak Mortgage Trust LLC
	3,125,180	2.48%, 07/25/2047(1)(4)	3,097,543
	2,732,929	2.71%, 11/25/2047(1)(4)	2,714,440
	985,131	2.81%, 01/25/2047(1)(4)	978,326
		Banc of America Funding Trust
	1,862,320	1 mo. USD LIBOR + 0.300%, 1.80%, 05/20/2047(2)	1,705,142
	5,140,109	5.77%, 05/25/2037(4)	5,114,565
	192,204	5.85%, 01/25/2037(3)	175,904
	1,174,513	BCAP LLC Trust 1 mo. USD LIBOR + 0.180%, 1.73%, 03/25/2037(2)	1,120,601
	611,237	Bear Stearns Adjustable Rate Mortgage Trust 1 year CMT + 2.300%, 3.52%, 10/25/2035(2)	622,375
	1,543,436	Bear Stearns Alt-A Trust 1 mo. USD LIBOR + 0.500%, 2.05%, 01/25/2036(2)	1,591,315
	521,964	Bear Stearns Mortgage Funding Trust 1 mo. USD LIBOR + 0.180%, 1.73%, 10/25/2036(2)	511,898
		CHL Mortgage Pass-Through Trust
	651,863	3.28%, 11/20/2035(4)	592,101
	3,449,809	3.48%, 09/25/2047(4)	3,220,903

The accompanying notes are an integral part of these financial statements.

150

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 36.1% - (continued)
		Whole Loan Collateral CMO - 6.6% - (continued)
$	7,806,283	CIM Trust 3.00%, 04/25/2057(1)(4)	$7,830,403
	2,504,813	Credit Suisse First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	2,455,506
	2,853,173	CSMC Trust 3.25%, 04/25/2047(1)(4)	2,885,271
		Deephaven Residential Mortgage Trust
	2,507,052	2.45%, 06/25/2047(1)(4)	2,479,128
	3,202,856	2.58%, 10/25/2047(1)(4)	3,202,657
	1,576,236	2.73%, 12/26/2046(1)(4)	1,568,237
		Fannie Mae Connecticut Avenue Securities
	2,025,000	1 mo. USD LIBOR + 3.550%, 5.10%, 07/25/2029(2)	2,200,634
	4,065,143	1 mo. USD LIBOR + 4.350%, 5.90%, 05/25/2029(2)	4,506,254
	1,530,296	1 mo. USD LIBOR + 4.900%, 6.45%, 11/25/2024(2)	1,750,902
	861,099	1 mo. USD LIBOR + 5.700%, 7.25%, 04/25/2028(2)	990,463
	616,000	1 mo. USD LIBOR + 6.000%, 7.55%, 09/25/2028(2)	731,246
	43,041	GMACM Mortgage Loan Trust 3.84%, 04/19/2036(4)	40,424
		GSR Mortgage Loan Trust
	1,507,808	1 mo. USD LIBOR + 0.300%, 1.85%, 01/25/2037(2)	862,472
	3,027,077	3.64%, 01/25/2036(4)	3,029,739
		HarborView Mortgage Loan Trust
	1,282,858	1 mo. USD LIBOR + 0.190%, 1.69%, 01/19/2038(2)	1,205,887
	4,795,739	1 mo. USD LIBOR + 0.240%, 1.74%, 12/19/2036(2)	4,204,549
	1,510,955	IndyMac Index Mortgage Loan Trust 3.32%, 03/25/2036(4)	1,356,719
	410,741	JP Morgan Mortgage Trust 3.64%, 04/25/2037(4)	399,704
	1,650,548	Lehman XS Trust 1 mo. USD LIBOR + 0.210%, 1.76%, 07/25/2046(2)	1,568,016
		LSTAR Securities Investment Ltd.
	3,338,719	3 mo. USD LIBOR + 1.650%, 3.22%, 11/01/2022(1)(2)	3,322,619
	2,431,497	1 mo. USD LIBOR + 1.750%, 3.32%, 09/01/2022(1)(2)	2,431,575
	5,995,113	1 mo. USD LIBOR + 1.750%, 3.32%, 10/01/2022(1)(2)	5,967,625
	882,071	1 mo. USD LIBOR + 2.000%, 3.57%, 04/01/2022(1)(2)	883,081
	3,116,639	LSTAR Securities Investment Trust 1 mo. USD LIBOR + 2.000%, 3.57%, 02/01/2022(1)(2)	3,120,092
	1,020,345	Luminent Mortgage Trust 1 mo. USD LIBOR + 0.260%, 1.81%, 11/25/2035(2)	987,120
	757,409	MASTR Adjustable Rate Mortgages Trust 3.47%, 11/21/2034(4)	775,909
	2,005,115	MFA Trust 2.59%, 02/25/2057(1)(4)	1,981,295
		New Residential Mortgage Loan Trust
	5,753,493	3.75%, 11/26/2035(1)(4)	5,881,652

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 36.1% - (continued)
		Whole Loan Collateral CMO - 6.6% - (continued)
		New Residential Mortgage Loan Trust - (continued)
$	5,102,942	3.75%, 11/25/2056(1)(4)	$5,214,139
	9,672,770	4.00%, 03/25/2057(1)(4)	9,997,831
	7,661,796	4.00%, 04/25/2057(1)(4)	7,890,065
	6,437,857	4.00%, 05/25/2057(1)(4)	6,636,237
	1,825,200	RBSGC Mortgage Loan Trust 6.25%, 01/25/2037	1,800,410
		Residential Accredit Loans, Inc.
	4,049,796	2.39%, 11/25/2037(4)	3,520,331
	1,016,649	6.00%, 12/25/2035	990,090
	534,956	Sequoia Mortgage Trust 3.53%, 07/20/2037(4)	515,016
		Towd Point Mortgage Trust
	7,382,202	1 mo. USD LIBOR + 0.600%, 2.15%, 02/25/2057(1)(2)	7,355,035
	4,893,847	2.25%, 04/25/2056(1)(4)	4,847,059
	1,200,345	2.75%, 02/25/2055(1)(4)	1,200,632
	4,041,545	2.75%, 08/25/2055(1)(4)	4,040,375
	977,206	3.00%, 03/25/2054(1)(4)	981,435
		WaMu Mortgage Pass-Through Certificates Trust
	4,173,313	12 mo. MTA + 0.820%, 1.82%, 12/25/2046(2)	3,765,959
	907,121	1 mo. USD LIBOR + 0.420%, 1.97%, 06/25/2044(2)	879,389
	1,591,265	3.11%, 06/25/2037(4)	1,496,789
		Wells Fargo Commercial Mortgage Trust
	46,162,242	1.17%, 09/15/2057(4)(6)	2,532,724
	1,915,000	2.88%, 05/15/2048(1)(4)	1,227,474
	1,015,000	3.84%, 09/15/2058	1,068,577

			158,472,820

		Total Asset & Commercial Mortgage Backed Securities (cost $865,577,482)	$867,906,424

CORPORATE BONDS - 25.2%
		Aerospace/Defense - 0.1%
		DAE Funding LLC
	75,000	4.50%, 08/01/2022(1)	$73,687
	80,000	5.00%, 08/01/2024(1)	79,000
	1,942,000	Lockheed Martin Corp. 4.09%, 09/15/2052	2,032,898

			2,185,585

		Agriculture - 0.8%
	945,000	Altria Group, Inc. 3.88%, 09/16/2046	937,734
		BAT Capital Corp.
	2,175,000	2.30%, 08/14/2020(1)	2,163,036
	2,200,000	4.39%, 08/15/2037(1)	2,310,226
	2,010,000	BAT International Finance plc 2.75%, 06/15/2020(1)	2,019,831
		Imperial Brands Finance plc
	1,420,000	2.05%, 07/20/2018(1)	1,418,720
	1,950,000	2.95%, 07/21/2020(1)	1,968,825
	1,300,000	3.75%, 07/21/2022(1)	1,343,422
	3,730,000	Philip Morris International, Inc. 3.13%, 08/17/2027	3,722,514
	2,640,000	Reynolds American, Inc. 3.25%, 06/12/2020	2,682,491

			18,566,799

The accompanying notes are an integral part of these financial statements.

151

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.2% - (continued)
		Airlines - 0.1%
$	1,425,000	Delta Air Lines, Inc. 3.63%, 03/15/2022	$1,449,621

		Auto Manufacturers - 0.6%
EUR	1,245,000	BMW Finance N.V. 3.63%, 01/29/2018	1,497,974
CAD	375,000	Daimler Canada Finance, Inc. 2.27%, 03/26/2018	298,798
$	1,710,000	Ford Motor Co. 5.29%, 12/08/2046	1,860,837
		General Motors Co.
	2,220,000	5.40%, 04/01/2048	2,421,428
	1,000,000	6.25%, 10/02/2043	1,184,469
	1,635,000	6.75%, 04/01/2046	2,058,579
		General Motors Financial Co., Inc.
	500,000	3.70%, 05/09/2023	509,962
	1,760,000	3.95%, 04/13/2024	1,811,902
EUR	830,000	General Motors Financial International B.V. 0.85%, 02/23/2018(7)	997,303
AUD	250,000	Mercedes-Benz Australia/Pacific Pty Ltd. 2.75%, 01/16/2018	195,121
	620,000	Toyota Motor Finance Netherlands B.V. 3.74%, 01/24/2018(7)	484,237

			13,320,610

		Auto Parts & Equipment - 0.1%
$	245,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(1)	251,737
	2,540,000	Lear Corp. 3.80%, 09/15/2027	2,542,183

			2,793,920

		Beverages - 0.5%
		Anheuser-Busch InBev Finance, Inc.
CAD	1,384,000	2.38%, 01/25/2018	1,101,453
$	3,090,000	3.30%, 02/01/2023	3,161,976
	125,000	3.65%, 02/01/2026	128,997
	415,000	4.70%, 02/01/2036	464,032
	795,000	4.90%, 02/01/2046	921,396
	2,220,000	Anheuser-Busch InBev Worldwide, Inc. 3.75%, 07/15/2042	2,159,100
		Constellation Brands, Inc.
	2,295,000	2.65%, 11/07/2022	2,270,595
	380,000	2.70%, 05/09/2022	378,140
	245,000	4.50%, 05/09/2047	268,735

			10,854,424

		Biotechnology - 0.2%
	1,815,000	Amgen, Inc. 2.65%, 05/11/2022	1,810,116
	1,065,000	Celgene Corp. 4.63%, 05/15/2044	1,136,274
		Gilead Sciences, Inc.
	615,000	2.50%, 09/01/2023	607,142
	835,000	3.25%, 09/01/2022	859,399

			4,412,931

		Chemicals - 0.1%
		Methanex Corp.
	1,590,000	4.25%, 12/01/2024	1,607,373
	355,000	5.65%, 12/01/2044	368,892

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.2% - (continued)
		Chemicals - 0.1% - (continued)
$	875,000	Sherwin-Williams Co. 3.13%, 06/01/2024	$879,824
	265,000	Versum Materials, Inc. 5.50%, 09/30/2024(1)	283,550

			3,139,639

		Commercial Banks - 8.6%
EUR	350,000	Achmea Bank N.V. 2.00%, 01/23/2018	420,450
		Banco Bilbao Vizcaya Argentaria S.A.
$	3,600,000	5 year EUR Swap + 3.870%, 6.13%, 11/16/2027(2)(8)	3,712,500
EUR	1,200,000	5 year EUR Swap + 6.155%, 7.00%, 02/19/2019(2)(7)(8)	1,513,017
	600,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(2)(7)(8)	853,093
$	200,000	5 year USD Swap + 8.262%, 9.00%, 05/09/2018(2)(7)(8)	204,500
EUR	2,600,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(2)(7)(8)	3,268,351
$	3,600,000	Banco Santander S.A. 3.80%, 02/23/2028	3,600,504
		Bank of America Corp.
	3,075,000	2.50%, 10/21/2022	3,042,286
	985,000	3 mo. USD LIBOR + 1.070%, 2.73%, 03/22/2018(2)	986,856
	6,260,000	3 mo. USD LIBOR + 1.160%, 3.12%, 01/20/2023(2)	6,350,164
	4,620,000	3 mo. USD LIBOR + 1.512%, 3.71%, 04/24/2028(2)	4,741,940
	1,020,000	4.00%, 01/22/2025	1,061,169
	40,000	4.18%, 11/25/2027	41,771
	2,285,000	4.20%, 08/26/2024	2,406,267
	3,345,000	7.75%, 05/14/2038	5,012,101
EUR	525,000	Barclays Bank plc 6.00%, 01/23/2018	632,031
$	1,450,000	Barclays plc 5 year USD Swap + 6.772%, 7.88%, 03/15/2022(2)(7)(8)	1,589,563
		BNP Paribas S.A.
	1,065,000	2.95%, 05/23/2022(1)	1,067,317
	1,505,000	5 year USD Swap + 2.838%, 5.13%, 11/15/2027(1)(2)(8)	1,505,000
	1,940,000	5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(2)(8)	2,134,000
	1,245,000	BPCE S.A. 3.00%, 05/22/2022(1)	1,244,310
EUR	400,000	Caixa Geral de Depositos S.A. 5 year EUR Swap + 10.925%, 10.75%, 03/30/2022(2)(7)(8)	552,555
	1,200,000	CaixaBank S.A. 5 year EUR Swap + 6.498%, 6.75%, 06/13/2024(2)(7)(8)	1,597,609
		Citigroup, Inc.
	510,000	1.75%, 01/29/2018(7)	612,836
$	1,025,000	2.50%, 09/26/2018	1,027,938
	2,960,000	3 mo. USD LIBOR + 1.100%, 2.52%, 05/17/2024(2)	3,005,532
	2,675,000	2.70%, 03/30/2021	2,683,125
	1,300,000	2.70%, 10/27/2022	1,286,111

The accompanying notes are an integral part of these financial statements.

152

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.2% - (continued)
		Commercial Banks - 8.6% - (continued)
		Citigroup, Inc. - (continued)
$	1,085,000	3 mo. USD LIBOR + 1.151%, 3.52%, 10/27/2028(2)	$1,090,119
	5,320,000	4.45%, 09/29/2027	5,632,298
	486,000	4.65%, 07/30/2045	553,151
	5,250,000	Credit Agricole S.A. 5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(2)(8)	6,295,863
	5,760,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(2)(8)	6,242,400
		Deutsche Bank AG
	3,185,000	2.70%, 07/13/2020	3,169,401
	1,800,000	3.30%, 11/16/2022	1,790,826
		Goldman Sachs Group, Inc.
	590,000	2.00%, 04/25/2019	588,221
	1,340,000	2.35%, 11/15/2021	1,319,685
	1,290,000	2.38%, 01/22/2018	1,290,264
	550,000	3 mo. USD LIBOR + 1.160%, 2.52%, 04/23/2020(2)	558,474
	2,720,000	2.88%, 02/25/2021	2,740,111
	2,235,000	3 mo. USD LIBOR + 0.821%, 2.88%, 10/31/2022(2)	2,228,595
	3,040,000	3 mo. USD LIBOR + 0.990%, 2.91%, 07/24/2023(2)	3,018,771
CAD	410,000	3.38%, 02/01/2018	326,611
$	4,430,000	3 mo. USD LIBOR + 1.510%, 3.69%, 06/05/2028(2)	4,494,048
	3,687,000	6.00%, 06/15/2020	3,986,443
	2,105,000	6.25%, 02/01/2041	2,836,695
	2,170,000	6.75%, 10/01/2037	2,904,856
		HSBC Holdings plc
	1,305,000	2.95%, 05/25/2021	1,313,968
	3,095,000	3.40%, 03/08/2021	3,163,391
	3,010,000	4.25%, 08/18/2025	3,121,450
	2,925,000	5 year USD ICE Swap + 3.746%, 6.00%, 05/22/2027(2)(8)	3,074,906
		Intesa Sanpaolo S.p.A.
	2,025,000	5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(2)(8)	2,192,063
EUR	525,000	5 year EUR Swap + 7.192%, 7.75%, 01/11/2027(2)(7)(8)	766,110
		JP Morgan Chase & Co.
$	1,840,000	2.30%, 08/15/2021	1,823,522
	6,670,000	2.40%, 06/07/2021	6,634,192
	275,000	2.55%, 10/29/2020	275,809
	955,000	3 mo. USD LIBOR + 1.230%, 2.60%, 10/24/2023(2)	979,726
	2,890,000	2.70%, 05/18/2023	2,871,053
	2,665,000	3 mo. USD LIBOR + 1.155%, 3.22%, 03/01/2025(2)	2,685,780
	1,260,000	4.25%, 10/01/2027	1,339,193
		Morgan Stanley
	1,255,000	3 mo. USD LIBOR + 0.850%, 2.22%, 01/24/2019(2)	1,261,541
	3,220,000	2.50%, 04/21/2021	3,214,609
	3,240,000	2.75%, 05/19/2022	3,228,107
	370,000	3.13%, 07/27/2026	364,942
	5,935,000	3 mo. USD LIBOR + 1.340%, 3.59%, 07/22/2028(2)	5,989,624
	2,120,000	3.63%, 01/20/2027	2,169,723

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.2% - (continued)
		Commercial Banks - 8.6% - (continued)
		Morgan Stanley - (continued)
$	2,110,000	3.95%, 04/23/2027	$2,142,663
	3,275,000	4.00%, 07/23/2025	3,429,091
	4,900,000	Royal Bank of Canada 2.15%, 10/26/2020	4,868,361
	685,000	Royal Bank of Scotland Group plc 5 year USD Swap + 7.598%, 8.63%, 08/15/2021(2)(8)	771,481
	3,650,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022(1)	3,693,924
	3,275,000	Societe Generale S.A. 5 year USD Swap + 6.238%, 7.38%, 09/13/2021(1)(2)(8)	3,549,445
	3,655,000	UBS AG 2.45%, 12/01/2020(1)	3,643,984
		UBS Group AG
	3,950,000	5 year USD ICE Swap + 5.497%, 6.88%, 03/22/2021(2)(7)(8)	4,230,450
	2,520,000	5 year USD Swap + 5.464%, 7.13%, 02/19/2020(2)(7)(8)	2,675,736
	3,045,000	UBS Group Funding Switzerland AG 2.65%, 02/01/2022(1)	3,010,520
		UniCredit S.p.A.
EUR	575,000	5 year EUR Swap + 6.387%, 6.63%, 06/03/2023(2)(7)(8)	748,556
$	400,000	5 year USD Swap + 5.180%, 8.00%, 06/03/2024(2)(7)(8)	437,758
		Wells Fargo & Co.
	1,795,000	2.63%, 07/22/2022	1,785,345
	1,655,000	3.00%, 04/22/2026	1,623,719
	1,200,000	3.00%, 10/23/2026	1,176,188
	4,800,000	3.07%, 01/24/2023	4,836,022
	4,485,000	3 mo. USD LIBOR + 1.310%, 3.58%, 05/22/2028(2)	4,572,265
	1,370,000	4.40%, 06/14/2046	1,444,858
	2,440,000	4.90%, 11/17/2045	2,761,552
	1,170,000	5.61%, 01/15/2044	1,442,488

			206,533,843

		Commercial Services - 0.3%
	6,128,000	Acwa Power Management And Investments One Ltd. 5.95%, 12/15/2039(1)	6,273,234
		Ashtead Capital, Inc.
	200,000	4.13%, 08/15/2025(1)	202,000
	200,000	4.38%, 08/15/2027(1)	203,000
	670,000	Cardtronics, Inc. 5.13%, 08/01/2022	636,500
	155,000	IHS Markit Ltd. 4.00%, 03/01/2026(1)	154,806
		United Rentals North America, Inc.
	470,000	4.63%, 07/15/2023	485,919
	400,000	5.50%, 07/15/2025	424,000

			8,379,459

		Construction Materials - 0.1%
	490,000	Eagle Materials, Inc. 4.50%, 08/01/2026	510,825
		Standard Industries, Inc.
	60,000	5.38%, 11/15/2024(1)	62,718
	930,000	6.00%, 10/15/2025(1)	992,775

			1,566,318

The accompanying notes are an integral part of these financial statements.

153

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.2% - (continued)
		Diversified Financial Services - 0.2%
$	2,100,000	Cboe Global Markets, Inc. 3.65%, 01/12/2027	$2,162,944
AUD	210,000	GE Capital Australia Funding Pty Ltd. 4.50%, 01/30/2018	164,202
$	1,800,000	Intercontinental Exchange, Inc. 2.75%, 12/01/2020	1,817,462
		Navient Corp.
	660,000	5.88%, 03/25/2021	681,450
	390,000	7.25%, 01/25/2022	417,788

			5,243,846

		Electric - 1.1%
		AES Corp.
	620,000	4.88%, 05/15/2023	631,625
	300,000	5.50%, 03/15/2024	312,000
	1,605,000	DTE Energy Co. 1.50%, 10/01/2019	1,579,541
	1,525,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	1,678,472
	3,180,000	Duke Energy Corp. 3.75%, 09/01/2046	3,144,737
	1,525,000	Duke Energy Florida LLC 3.40%, 10/01/2046	1,474,925
	1,495,000	Duke Energy Progress LLC 4.38%, 03/30/2044	1,698,931
	125,000	Emera U.S. Finance L.P. 4.75%, 06/15/2046	136,853
EUR	795,000	Enel S.p.A. 4.88%, 02/20/2018	960,309
$	3,000,000	Exelon Corp. 2.85%, 06/15/2020	3,027,973
		FirstEnergy Corp.
	2,415,000	3.90%, 07/15/2027	2,474,520
	510,000	4.25%, 03/15/2023	532,673
	645,000	Fortis, Inc. 2.10%, 10/04/2021	629,599
	1,590,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024(1)	1,588,556
		NextEra Energy Operating Partners L.P.
	30,000	4.25%, 09/15/2024(1)	30,525
	30,000	4.50%, 09/15/2027(1)	29,850
	565,000	Oncor Electric Delivery Co. LLC 7.00%, 09/01/2022	667,616
	2,760,000	Pacific Gas & Electric Co. 6.05%, 03/01/2034	3,478,817
		Southern Co.
	1,360,000	1.85%, 07/01/2019	1,351,772
	625,000	2.95%, 07/01/2023	625,306

			26,054,600

		Electronics - 0.1%
	1,375,000	Fortive Corp. 2.35%, 06/15/2021	1,362,969

		Engineering & Construction - 0.6%
	1,215,000	Mexico City Airport Trust 3.88%, 04/30/2028(1)	1,198,294
		SBA Tower Trust
	4,815,000	3.17%, 04/09/2047(1)	4,793,051
	7,645,000	3.60%, 04/09/2043(1)	7,641,439

			13,632,784

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.2% - (continued)
		Entertainment - 0.0%
		WMG Acquisition Corp.
$	445,000	4.88%, 11/01/2024(1)	$458,350
	260,000	5.00%, 08/01/2023(1)	269,100

			727,450

		Environmental Control - 0.0%
		Clean Harbors, Inc.
	40,000	5.13%, 06/01/2021	40,400
	274,000	5.25%, 08/01/2020	278,110

			318,510

		Food - 0.3%
	3,360,000	Danone S.A. 1.69%, 10/30/2019(1)	3,319,595
	985,000	Kraft Heinz Foods Co. 4.38%, 06/01/2046	975,691
	1,730,000	Sysco Corp. 2.50%, 07/15/2021	1,725,322

			6,020,608

		Gas - 0.0%
		AmeriGas Partners L.P. / AmeriGas Finance Corp.
	70,000	5.63%, 05/20/2024	72,800
	375,000	5.88%, 08/20/2026	386,250

			459,050

		Healthcare-Products - 0.3%
	4,645,000	Becton Dickinson and Co. 3.36%, 06/06/2024	4,657,977
	2,430,000	Thermo Fisher Scientific, Inc. 3.00%, 04/15/2023	2,444,983

			7,102,960

		Healthcare-Services - 0.5%
	855,000	Aetna, Inc. 2.80%, 06/15/2023	841,475
		Anthem, Inc.
	3,625,000	3.50%, 08/15/2024	3,695,828
	2,305,000	3.65%, 12/01/2027	2,349,550
	720,000	4.63%, 05/15/2042	784,446
		Community Health Systems, Inc.
	535,000	5.13%, 08/01/2021	481,500
	90,000	6.25%, 03/31/2023	81,000
	430,000	LifePoint Health, Inc. 5.88%, 12/01/2023	434,300
	280,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	296,044
		UnitedHealth Group, Inc.
	2,255,000	3.75%, 07/15/2025	2,376,826
	370,000	4.25%, 04/15/2047	407,217
	670,000	4.75%, 07/15/2045	791,407

			12,539,593

		Home Builders - 0.0%
	280,000	Meritage Homes Corp. 6.00%, 06/01/2025	299,600
	575,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	600,875

			900,475

The accompanying notes are an integral part of these financial statements.

154

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.2% - (continued)
		Insurance - 0.2%
$	1,335,000	American International Group, Inc. 4.70%, 07/10/2035	$1,476,487
		CNO Financial Group, Inc.
	55,000	4.50%, 05/30/2020	56,650
	835,000	5.25%, 05/30/2025	880,925
		Genworth Holdings, Inc.
	20,000	4.80%, 02/15/2024	17,000
	380,000	4.90%, 08/15/2023	323,950
	15,000	7.63%, 09/24/2021	14,662
	338,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(1)	560,123
	440,000	MGIC Investment Corp. 5.75%, 08/15/2023	481,250
GBP	520,000	Prudential plc 1.38%, 01/19/2018(7)	702,163
$	1,035,000	Willis North America, Inc. 3.60%, 05/15/2024	1,052,184

			5,565,394

		Internet - 0.4%
		Alibaba Group Holding Ltd.
	3,400,000	3.40%, 12/06/2027	3,399,142
	630,000	4.00%, 12/06/2037	651,957
	1,050,000	4.20%, 12/06/2047	1,093,246
		Amazon.com, Inc.
	1,170,000	1.90%, 08/21/2020(1)	1,160,410
	730,000	2.80%, 08/22/2024(1)	727,781
	2,885,000	3.88%, 08/22/2037(1)	3,061,271

			10,093,807

		Iron/Steel - 0.3%
	525,000	ArcelorMittal 6.13%, 06/01/2025	604,406
		Steel Dynamics, Inc.
	785,000	4.13%, 09/15/2025(1)	790,888
	275,000	5.50%, 10/01/2024	292,188
		Vale Overseas Ltd.
	3,310,000	6.25%, 08/10/2026	3,834,635
	405,000	6.88%, 11/10/2039	496,631

			6,018,748

		IT Services - 0.3%
		Apple, Inc.
	865,000	3.35%, 02/09/2027	886,083
	2,520,000	3.45%, 02/09/2045	2,459,339
	250,000	3.85%, 08/04/2046	260,542
	290,000	Dell International LLC / EMC Corp. 8.35%, 07/15/2046(1)	373,678
	3,125,000	Hewlett Packard Enterprise Co. 4.90%, 10/15/2025	3,299,178
	150,000	NCR Corp. 5.00%, 07/15/2022	152,625

			7,431,445

		Machinery - Construction & Mining - 0.0%
	365,000	Oshkosh Corp. 5.38%, 03/01/2025	387,356

		Machinery-Diversified - 0.0%
	435,000	CNH Industrial N.V. 4.50%, 08/15/2023	452,478

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.2% - (continued)
		Media - 1.7%
		21st Century Fox America, Inc.
$	1,225,000	6.15%, 03/01/2037	$1,604,313
	1,175,000	6.20%, 12/15/2034	1,517,334
	430,000	Altice U.S. Finance Corp. 5.50%, 05/15/2026(1)	438,063
		CCO Holdings LLC / CCO Holdings Capital Corp.
	40,000	5.13%, 02/15/2023	40,900
	145,000	5.75%, 02/15/2026(1)	150,619
		Charter Communications Operating LLC / Charter Communications Operating Capital
	7,620,000	4.20%, 03/15/2028	7,563,380
	3,420,000	6.48%, 10/23/2045	3,987,480
	195,000	Comcast Corp. 3.40%, 07/15/2046	184,500
		Cox Communications, Inc.
	3,425,000	3.15%, 08/15/2024(1)	3,373,229
	415,000	3.25%, 12/15/2022(1)	415,817
	45,000	3.85%, 02/01/2025(1)	46,049
	600,000	4.80%, 02/01/2035(1)	611,434
	430,000	CSC Holdings LLC 5.50%, 04/15/2027(1)	438,600
		Discovery Communications LLC
	1,590,000	3.80%, 03/13/2024	1,612,970
	895,000	4.90%, 03/11/2026	954,790
	555,000	DISH DBS Corp. 5.88%, 11/15/2024	540,431
	545,000	Liberty Interactive LLC 8.25%, 02/01/2030	591,325
	1,715,000	NBCUniversal Media LLC 5.95%, 04/01/2041	2,235,459
	1,057,000	Scripps Networks Interactive, Inc. 3.95%, 06/15/2025	1,071,701
	340,000	SFR Group S.A. 7.38%, 05/01/2026(1)	348,925
		TEGNA, Inc.
	55,000	5.13%, 07/15/2020	56,306
	520,000	5.50%, 09/15/2024(1)	545,350
	1,350,000	Time Warner Cable LLC 8.75%, 02/14/2019	1,439,407
	5,520,000	Time Warner Entertainment Co. L.P. 8.38%, 07/15/2033	7,594,959
		Time Warner, Inc.
	165,000	2.95%, 07/15/2026	156,059
	165,000	3.88%, 01/15/2026	166,574
		Viacom, Inc.
	2,495,000	4.25%, 09/01/2023	2,547,360
	875,000	4.38%, 03/15/2043	757,475
	65,000	3 mo. USD LIBOR + 3.895%, 5.88%, 02/28/2057(2)	63,944
	100,000	3 mo. USD LIBOR + 3.899%, 6.25%, 02/28/2057(2)	97,625
	550,000	Videotron Ltd. 5.38%, 06/15/2024(1)	592,625

			41,745,003

		Mining - 0.2%
		Anglo American Capital plc
	1,835,000	3.75%, 04/10/2022(1)	1,864,654
	1,805,000	4.13%, 09/27/2022(1)	1,865,762
	940,000	Corp. Nacional del Cobre de Chile 3.63%, 08/01/2027(1)	941,025

The accompanying notes are an integral part of these financial statements.

155

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.2% - (continued)
		Mining - 0.2% - (continued)
$	560,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	$595,000

			5,266,441

		Miscellaneous Manufacturing - 0.1%
NZD	2,745,000	General Electric Co. 4.25%, 01/17/2018	1,946,744

		Office/Business Equipment - 0.2%
$	2,845,000	Pitney Bowes, Inc. 4.70%, 04/01/2023	2,610,259
	3,245,000	Xerox Corp. 3.63%, 03/15/2023	3,165,555

			5,775,814

		Oil & Gas - 1.7%
		Anadarko Petroleum Corp.
	1,935,000	3.45%, 07/15/2024	1,926,993
	1,250,000	4.50%, 07/15/2044	1,245,642
	270,000	6.60%, 03/15/2046	347,295
	500,000	Andeavor 3.80%, 04/01/2028	501,195
	170,000	Apache Corp. 4.25%, 01/15/2044	164,692
		Canadian Natural Resources Ltd.
	475,000	3.85%, 06/01/2027	484,818
	1,235,000	6.25%, 03/15/2038	1,542,259
		Cenovus Energy, Inc.
	295,000	4.25%, 04/15/2027	294,289
	100,000	6.75%, 11/15/2039	119,748
	220,000	Concho Resources, Inc. 3.75%, 10/01/2027	222,872
		Continental Resources, Inc.
	35,000	3.80%, 06/01/2024	34,606
	3,310,000	4.38%, 01/15/2028(1)	3,267,632
	395,000	4.50%, 04/15/2023	402,900
	80,000	4.90%, 06/01/2044	76,400
	110,000	5.00%, 09/15/2022	111,650
	540,000	Devon Financing Co. LLC 7.88%, 09/30/2031	741,315
	1,335,000	EnCana Corp. 3.90%, 11/15/2021	1,372,044
		Hess Corp.
	1,505,000	4.30%, 04/01/2027	1,508,684
	515,000	5.60%, 02/15/2041	555,357
	1,370,000	6.00%, 01/15/2040	1,513,927
	2,425,000	Kerr-McGee Corp. 6.95%, 07/01/2024	2,858,535
		Marathon Oil Corp.
	1,005,000	2.70%, 06/01/2020	1,005,140
	610,000	2.80%, 11/01/2022	604,057
	1,325,000	4.40%, 07/15/2027	1,384,712
	245,000	MEG Energy Corp. 6.50%, 01/15/2025(1)	241,938
		Petroleos Mexicanos
	45,000	6.50%, 03/13/2027(1)	49,185
	2,730,000	6.63%, 06/15/2035	2,916,568
	3,630,000	6.75%, 09/21/2047(1)	3,789,176
	2,090,000	Pioneer Natural Resources Co. 7.50%, 01/15/2020	2,292,354
		QEP Resources, Inc.
	385,000	5.25%, 05/01/2023	389,566
	10,000	5.38%, 10/01/2022	10,225

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.2% - (continued)
		Oil & Gas - 1.7% - (continued)
$	1,840,000	Shell International Finance B.V. 4.38%, 05/11/2045	$2,068,846
	255,000	SM Energy Co. 6.13%, 11/15/2022	259,781
	2,415,000	Valero Energy Corp. 3.40%, 09/15/2026	2,424,818
		WPX Energy, Inc.
	190,000	5.25%, 09/15/2024	189,345
	265,000	6.00%, 01/15/2022	276,925
ARS	93,580,252	YPF S.A. 16.50%, 05/09/2022(1)	4,732,523

			41,928,012

		Packaging & Containers - 0.0%
$	555,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	598,013
	295,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(1)	305,325

			903,338

		Pharmaceuticals - 0.9%
		Allergan Funding SCS
	1,460,000	3 mo. USD LIBOR + 1.080%, 2.63%, 03/12/2018(2)	1,462,132
	2,090,000	3.45%, 03/15/2022	2,123,553
	2,105,000	3.80%, 03/15/2025	2,142,988
	316,000	Baxalta, Inc. 3.60%, 06/23/2022	323,187
	6,145,000	Cardinal Health, Inc. 2.62%, 06/15/2022	6,042,308
		Mylan N.V.
	990,000	3.00%, 12/15/2018	995,294
	1,040,000	3.15%, 06/15/2021	1,045,806
	1,705,000	3.75%, 12/15/2020	1,742,266
	465,000	Quintiles IMS, Inc. 4.88%, 05/15/2023(1)	478,950
	2,440,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	2,401,597
	2,150,000	Teva Pharmaceutical Finance Netherlands B.V. 2.80%, 07/21/2023	1,872,243
		Valeant Pharmaceuticals International, Inc.
	315,000	6.50%, 03/15/2022(1)	330,750
	140,000	7.00%, 03/15/2024(1)	149,800

			21,110,874

		Pipelines - 0.9%
		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp.
	225,000	3.50%, 12/01/2022	224,573
	1,410,000	4.25%, 12/01/2027	1,422,102
	211,000	6.25%, 10/15/2022	223,865
		DCP Midstream Operating L.P.
	241,000	4.95%, 04/01/2022	250,339
	215,000	5.60%, 04/01/2044	213,387
	995,000	Enbridge, Inc. 3.70%, 07/15/2027	999,195
	527,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	579,700

The accompanying notes are an integral part of these financial statements.

156

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.2% - (continued)
		Pipelines - 0.9% - (continued)
		Energy Transfer L.P.
$	455,000	4.05%, 03/15/2025	$454,660
	175,000	5.95%, 10/01/2043	186,065
		Kinder Morgan, Inc.
	335,000	3.15%, 01/15/2023	332,960
	2,415,000	5.55%, 06/01/2045	2,642,962
		MPLX L.P.
	1,740,000	4.13%, 03/01/2027	1,782,175
	325,000	5.20%, 03/01/2047	356,664
	65,000	NGPL PipeCo LLC 4.88%, 08/15/2027(1)	67,437
		Phillips 66 Partners L.P.
	595,000	3.55%, 10/01/2026	589,716
	205,000	3.75%, 03/01/2028	205,094
	750,000	Plains All American Pipeline L.P. / PAA Finance Corp. 4.50%, 12/15/2026	760,275
	845,000	Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	854,954
		Sunoco Logistics Partners Operations L.P.
	1,550,000	4.25%, 04/01/2024	1,580,187
	175,000	5.30%, 04/01/2044	172,707
	180,000	5.35%, 05/15/2045	178,868
	3,145,000	5.40%, 10/01/2047	3,166,239
	2,080,000	Texas Eastern Transmission L.P. 2.80%, 10/15/2022(1)	2,066,701
		Williams Cos., Inc.
	385,000	3.70%, 01/15/2023	383,075
	70,000	4.55%, 06/24/2024	72,625
	65,000	7.88%, 09/01/2021	75,075
		Williams Partners L.P.
	1,125,000	4.00%, 11/15/2021	1,163,431
	1,140,000	4.30%, 03/04/2024	1,193,983

			22,199,014

		Real Estate Investment Trusts - 0.1%
		Crown Castle International Corp.
	600,000	3.20%, 09/01/2024	593,779
	340,000	3.40%, 02/15/2021	347,221
	650,000	Equinix, Inc. 5.88%, 01/15/2026	697,937
	95,856	VICI Properties LLC / VICI FC, Inc. 8.00%, 10/15/2023	107,100

			1,746,037

		Retail - 0.4%
		CVS Health Corp.
	4,043,000	2.80%, 07/20/2020	4,059,842
	883,000	3.88%, 07/20/2025	909,374
	1,690,000	5.13%, 07/20/2045	1,936,899
	1,810,000	Home Depot, Inc. 3.50%, 09/15/2056	1,741,192
	70,000	Lithia Motors, Inc. 5.25%, 08/01/2025(1)	72,975
	270,000	Lowe’s Cos., Inc. 3.70%, 04/15/2046	271,105
	315,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.88%, 03/01/2027	307,913

			9,299,300

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.2% - (continued)
		Semiconductors - 0.5%
		Broadcom Corp. / Broadcom Cayman Finance Ltd.
$	6,585,000	3.00%, 01/15/2022(1)	$6,529,223
	2,305,000	3.63%, 01/15/2024(1)	2,292,057
	1,115,000	Intel Corp. 4.10%, 05/19/2046	1,229,537
	1,895,000	Lam Research Corp. 2.80%, 06/15/2021	1,906,893
	525,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	555,187
	310,000	Sensata Technologies UK Financing Co. plc 6.25%, 02/15/2026(1)	337,125

			12,850,022

		Software - 0.4%
		First Data Corp.
	100,000	5.00%, 01/15/2024(1)	102,875
	480,000	5.38%, 08/15/2023(1)	499,632
		Microsoft Corp.
	900,000	3.30%, 02/06/2027	928,351
	1,620,000	3.70%, 08/08/2046	1,688,868
	1,795,000	3.95%, 08/08/2056	1,915,969
	465,000	MSCI, Inc. 5.75%, 08/15/2025(1)	499,294
		Open Text Corp.
	350,000	5.63%, 01/15/2023(1)	364,437
	50,000	5.88%, 06/01/2026(1)	53,875
		Oracle Corp.
	2,620,000	2.95%, 11/15/2024	2,638,775
	945,000	4.00%, 11/15/2047	1,006,315

			9,698,391

		Telecommunications - 2.0%
	345,000	Altice Financing S.A. 6.63%, 02/15/2023(1)	361,249
		AT&T, Inc.
	3,805,000	3.40%, 08/14/2024	3,824,536
	4,895,000	3.90%, 08/14/2027	4,927,707
	120,000	4.13%, 02/17/2026	122,743
	4,889,000	4.30%, 02/15/2030(1)	4,875,334
	945,000	4.50%, 05/15/2035	939,392
	3,640,000	4.75%, 05/15/2046	3,560,091
	5,525,000	5.15%, 02/14/2050	5,593,865
	205,000	5.80%, 02/15/2019	212,736
	7,400,000	GTP Acquisition Partners LLC 3.48%, 06/15/2050(1)	7,343,982
		Nokia Oyj
	1,935,000	4.38%, 06/12/2027	1,912,747
	575,000	6.63%, 05/15/2039	635,375
	420,000	Sprint Communications, Inc. 7.00%, 03/01/2020(1)	449,400
	425,000	Sprint Corp. 7.13%, 06/15/2024	432,437
	1,162,500	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 03/20/2023(1)	1,169,766
		Telecom Italia Capital S.A.
	265,000	6.00%, 09/30/2034	297,463
	160,000	7.72%, 06/04/2038	206,400

The accompanying notes are an integral part of these financial statements.

157

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.2% - (continued)
		Telecommunications - 2.0% - (continued)
		Verizon Communications, Inc.
$	3,353,000	4.27%, 01/15/2036	$3,335,571
	3,185,000	4.40%, 11/01/2034	3,245,640
	1,280,000	4.50%, 08/10/2033	1,342,502
	1,645,000	4.52%, 09/15/2048	1,619,746
	100,000	4.81%, 03/15/2039	104,621
	1,715,000	4.86%, 08/21/2046	1,786,384

			48,299,687

		Transportation - 0.3%
	620,000	Canadian Pacific Railway Co. 9.45%, 08/01/2021	753,119
	2,980,000	CSX Corp. 3.25%, 06/01/2027	2,977,091
		FedEx Corp.
	1,650,000	4.55%, 04/01/2046	1,812,048
	395,000	4.75%, 11/15/2045	442,313
	1,735,000	Norfolk Southern Corp. 2.90%, 06/15/2026	1,706,617

			7,691,188

		Total Corporate Bonds (cost $594,163,314)	$607,975,087

FOREIGN GOVERNMENT OBLIGATIONS - 2.0%
		Argentina - 0.7%
		Argentina Treasury Bill
	1,401,360	2.69%, 01/26/2018	$1,398,589
	6,706,744	3.06%, 06/15/2018	6,608,021
	2,019,886	3.14%, 05/24/2018	1,994,462
	3,644,774	3.28%, 04/27/2018	3,607,645
EUR	1,780,000	Argentine Republic Government International Bond 5.25%, 01/15/2028	2,220,178

			15,828,895

		Italy - 0.2%
		Italy Buoni Poliennali Del Tesoro
	2,140,000	0.75%, 01/15/2018	2,568,700
	2,445,000	4.50%, 02/01/2018	2,944,955

			5,513,655

		Mexico - 0.1%
$	2,818,000	Mexico Government International Bond 5.75%, 10/12/2110	3,001,170

		Oman - 0.2%
	3,700,000	Oman Government International Bond 6.50%, 03/08/2047(1)	3,705,365

		Saudi Arabia - 0.3%
	6,055,000	Saudi Government International Bond 4.63%, 10/04/2047(1)	6,183,996

		Slovenia - 0.0%
EUR	980,000	Slovenia Government Bond 4.00%, 03/22/2018(7)	1,185,529

		Spain - 0.1%
	1,585,000	Spain Government Bond 4.50%, 01/31/2018	1,908,608
	1,430,000	Spain Letras del Tesoro 0.00%, 01/19/2018	1,716,239

			3,624,847

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 2.0% - (continued)
		Supranational - 0.0%
GBP	125,000	European Investment Bank 1.38%, 01/15/2018	$168,828

		United Arab Emirates - 0.4%
		Abu Dhabi Government International Bond
$	1,395,000	3.13%, 10/11/2027(1)	1,363,975
	7,260,000	4.13%, 10/11/2047(1)	7,181,011

			8,544,986

		Total Foreign Government Obligations (cost $47,139,897)	$47,757,271

MUNICIPAL BONDS - 1.7%
		Development - 0.1%
	765,000	California State, GO Taxable 7.60%, 11/01/2040	$1,221,652

		Education - 0.1%
	740,000	Chicago, IL, Board of Education 6.14%, 12/01/2039	705,220
	1,750,000	Chicago. IL, Board of Education 5.48%, 12/01/2024	1,725,710

			2,430,930

		General - 0.4%
	4,560,000	Chicago, IL, Transit Auth 6.90%, 12/01/2040	6,182,859
		Puerto Rico Commonwealth Government Employees Retirement System
	4,575,000	6.15%, 07/01/2038*	1,704,187
	6,705,000	6.30%, 07/01/2043*	2,497,612

			10,384,658

		General Obligation - 1.1%
		California State, GO Taxable
	3,735,000	7.35%, 11/01/2039	5,605,189
	3,520,000	7.55%, 04/01/2039	5,539,107
		City of Chicago, IL, GO
	2,670,000	7.05%, 01/01/2029	2,950,884
	2,305,000	7.38%, 01/01/2033	2,666,839
		Illinois State, GO
	405,000	5.16%, 02/01/2018	405,895
	2,270,000	5.38%, 07/01/2018	2,300,691
	5,120,000	5.67%, 03/01/2018	5,147,853
	1,540,000	5.88%, 03/01/2019	1,587,986

			26,204,444

		Utility - Electric - 0.0%
	215,000	Municipal Electric Auth Georgia 6.64%, 04/01/2057	275,596

		Total Municipal Bonds (cost $40,704,509)	$40,517,280

SENIOR FLOATING RATE INTERESTS - 2.5%(9)
		Advertising - 0.0%
	607,729	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 4.82%, 09/26/2021	$531,763

The accompanying notes are an integral part of these financial statements.

158

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(9) - (continued)
		Aerospace/Defense - 0.0%
$	579,514	TransDigm, Inc. 1 mo. USD LIBOR + 2.750%, 4.36%, 06/09/2023	$580,157

		Agriculture - 0.0%
	724,494	Pinnacle Operating Corp. 1 mo. USD LIBOR + 7.250%, 8.82%, 11/15/2021	679,213

		Auto Manufacturers - 0.0%
	690,177	Jaguar Holding Co. 3 mo. USD LIBOR + 2.750%, 4.38%, 08/18/2022	690,805

		Biotechnology - 0.0%
	772,636	Sterigenics-Nordion Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.57%, 05/15/2022	771,995

		Chemicals - 0.1%
	275,000	Avantor, Inc. 3 mo. USD LIBOR + 4.000%, 5.51%, 11/21/2024	276,147
	727,698	Chemours Co. 1 mo. USD LIBOR + 2.500%, 4.07%, 05/12/2022	732,850
	554,422	Univar, Inc. 1 mo. USD LIBOR + 2.500%, 4.07%, 07/01/2024	556,202

			1,565,199

		Coal - 0.1%
	510,064	Ascent Resources - Marcellus LLC 1 mo. USD LIBOR + 4.250%, 5.71%, 08/04/2020	376,596
	1,027,238	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 7.44%, 03/28/2022	961,751

			1,338,347

		Commercial Services - 0.2%
	124,688	Ascend Learning LLC 1 mo. USD LIBOR + 3.250%, 4.57%, 07/12/2024	125,311
	168,558	Capital Automotive L.P. 1 mo. USD LIBOR + 6.000%, 7.57%, 03/24/2025	172,772
	900,932	PSAV Holdings LLC 3 mo. USD LIBOR + 3.500%, 4.87%, 04/27/2024	908,816
	605,769	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 4.32%, 11/15/2023	606,526
EUR	200,000	Techem GmbH 0.00%, 10/02/2024(10)	239,603
$	1,024,850	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 4.57%, 05/01/2024	1,020,576
	145,000	Weight Watchers International, Inc. 1 mo. USD LIBOR + 4.750%, 6.23%, 11/29/2024	145,605
	524,700	Xerox Business Services LLC 1 mo. USD LIBOR + 3.000%, 4.57%, 12/07/2023	527,979

			3,747,188

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(9) - (continued)
		Distribution/Wholesale - 0.0%
$	991,954	American Builders & Contractors Supply Co., Inc. 1 mo. USD LIBOR + 2.500%, 4.07%, 10/31/2023	$995,485

		Diversified Financial Services - 0.1%
	466,475	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 4.44%, 04/04/2024	468,639
	2,329,646	First Data Corp. 1 mo. USD LIBOR + 2.250%, 3.80%, 04/26/2024	2,330,065
EUR	210,000	Nets Holding A/S 0.00%, 11/27/2024(10)	252,165
$	282,150	RP Crown Parent LLC 1 mo. USD LIBOR + 3.000%, 4.57%, 10/12/2023	283,208

			3,334,077

		Electric - 0.1%
	625,000	Chief Exploration & Development LLC 3 mo. USD LIBOR + 6.500%, 7.96%, 05/16/2021	613,544
	231,626	Helix Gen Funding LLC 3 mo. USD LIBOR + 3.750%, 5.44%, 06/02/2024	232,156
	342,109	Seadrill Partners Finco LLC 3 mo. USD LIBOR + 3.000%, 4.69%, 02/21/2021	275,398

			1,121,098

		Energy-Alternate Sources - 0.0%
	265,000	BCP Renaissance Parent LLC 3 mo. USD LIBOR + 4.000%, 5.38%, 10/31/2024	268,048
	360,000	Circor International, Inc. 3 mo. USD LIBOR + 3.500%, 4.93%, 12/11/2024	358,650
	100,000	Medallion Midland Acquisition LLC 1 mo. USD LIBOR + 3.250%, 4.82%, 10/30/2024	100,125

			726,823

		Engineering & Construction - 0.0%
	746,250	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 5.62%, 06/21/2024	748,675

		Entertainment - 0.1%
	557,966	Camelot UK Holdco Ltd. 1 mo. USD LIBOR + 3.250%, 4.82%, 10/03/2023	560,956
	433,913	Scientific Games International, Inc. 2 mo. USD LIBOR + 3.250%, 4.70%, 08/14/2024	437,167

			998,123

		Food - 0.1%
	500,930	Hostess Brands LLC 1 mo. USD LIBOR + 2.250%, 3.82%, 08/03/2022	501,010

The accompanying notes are an integral part of these financial statements.

159

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(9) - (continued)
		Food - 0.1% - (continued)
$	786,050	Post Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 3.82%, 05/24/2024	$788,440

			1,289,450

		Food Service - 0.0%
	120,000	Aramark Services, Inc. 0.00%, 03/11/2025(10)	120,563

		Healthcare-Products - 0.1%
	313,161	Air Medical Group Holdings, Inc. 1 mo. USD LIBOR + 4.000%, 5.68%, 04/28/2022	312,926
	392,344	INC Research LLC 1 mo. USD LIBOR + 2.250%, 3.82%, 08/01/2024	392,591
	353,225	Kinetic Concepts, Inc. 3 mo. USD LIBOR + 3.250%, 4.94%, 02/02/2024	351,370
	234,413	Parexel International Corp. 3 mo. USD LIBOR + 3.000%, 4.57%, 09/27/2024	235,341
	296,250	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 5.07%, 09/07/2023	219,317

			1,511,545

		Healthcare-Services - 0.1%
	362,812	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 5.75%, 07/01/2021	314,921
	180,058	Community Health Systems, Inc. 3 mo. USD LIBOR + 2.750%, 4.23%, 12/31/2019	174,145
	533,313	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.000%, 4.57%, 12/01/2023	534,422
	513,122	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 3.000%, 4.69%, 06/07/2023	513,835
	295,902	Opal Acquisition, Inc. 3 mo. USD LIBOR + 4.000%, 5.53%, 11/27/2020	276,914
	1,020,635	U.S. Renal Care, Inc. 3 mo. USD LIBOR + 4.250%, 5.94%, 12/31/2022	1,004,479

			2,818,716

		Household Products - 0.0%
	295,000	Diamond (BC) B.V. 2 mo. USD LIBOR + 3.000%, 4.42%, 09/06/2024	295,177

		Household Products/Wares - 0.0%
	408,975	Galleria Co. 1 mo. USD LIBOR + 3.000%, 4.38%, 09/29/2023	410,766

		Insurance - 0.2%
		Asurion LLC
	930,652	1 mo. USD LIBOR + 2.750%, 4.32%, 08/04/2022	934,868
	240,000	1 mo. USD LIBOR + 6.000%, 7.57%, 08/04/2025	246,374

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(9) - (continued)
		Insurance - 0.2% - (continued)
$	429,938	Evertec Group LLC 1 mo. USD LIBOR + 2.500%, 3.96%, 04/17/2020	$416,859
	123,716	HUB International Ltd. 3 mo. USD LIBOR + 3.000%, 4.41%, 10/02/2020	124,225
		Sedgwick Claims Management Services, Inc.
	898,177	1 mo. USD LIBOR + 2.750%, 4.32%, 03/01/2021	897,333
	1,250,000	1 mo. USD LIBOR + 5.750%, 7.32%, 02/28/2022	1,254,688
	533,663	USI Holdings Corp. 3 mo. USD LIBOR + 3.000%, 4.69%, 05/16/2024	532,552

			4,406,899

		Internet - 0.0%
	617,093	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 4.82%, 04/04/2021	548,250

		Leisure Time - 0.1%
	230,000	Aristocrat Leisure Ltd. 0.00%, 10/19/2024(10)	230,287
	445,161	Caesars Resort Collection LLC 3 mo. USD LIBOR + 2.750%, 4.34%, 12/22/2024	446,911
	1,275,000	Delta 2 (LUX) S.a.r.l. 1 mo. USD LIBOR + 3.000%, 4.57%, 02/01/2024	1,281,107
	760,000	Golden Entertainment, Inc. 1 mo. USD LIBOR + 3.000%, 4.51%, 10/21/2024	760,631

			2,718,936

		Lodging - 0.0%
	254,452	Boyd Gaming Corp. 1 Week USD LIBOR + 2.500%, 3.98%, 09/15/2023	255,724
	665,000	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.500%, 4.07%, 10/06/2024	665,313

			921,037

		Machinery-Diversified - 0.1%
	1,319,613	Gates Global LLC 3 mo. USD LIBOR + 3.000%, 4.69%, 04/01/2024	1,326,026

		Media - 0.2%
	195,000	Altice Financing S.A. 3 mo. USD LIBOR + 2.750%, 4.11%, 07/15/2025	190,710
	1,551,585	Charter Communications Operating LLC 0.00%, 04/30/2025(10)	1,552,144
		Lumos Networks Operating Co.
	133,685	0.00%, 10/16/2024(10)	133,461
	136,499	3 mo. USD LIBOR + 3.250%, 4.82%, 10/16/2024	136,969
	704,675	Numericable Group S.A. 3 mo. USD LIBOR + 3.000%, 4.35%, 01/31/2026	677,587

The accompanying notes are an integral part of these financial statements.

160

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(9) - (continued)
		Media - 0.2% - (continued)
$	395,000	Sinclair Television Group, Inc. 0.00%, 05/10/2024(10)	$394,261
	120,000	Telenet International Finance S.a.r.l. 0.00%, 03/02/2026(10)	120,312
	525,000	UPC Financing Partnership 1 mo. USD LIBOR + 2.500%, 3.98%, 01/15/2026	524,564

			3,730,008

		Metal Fabricate/Hardware - 0.0%
	298,561	Rexnord LLC 1 mo. USD LIBOR + 2.250%, 3.80%, 08/21/2024	299,681

		Miscellaneous Manufacturing - 0.0%
EUR	200,000	CeramTec Group GmbH 0.00%, 11/29/2024(10)	240,133
$	159,600	H.B. Fuller Co. 1 mo. USD LIBOR + 2.250%, 3.75%, 10/20/2024	160,021

			400,154

		Oil & Gas - 0.1%
	258,700	BCP Raptor LLC 1 Week USD LIBOR + 4.250%, 5.73%, 06/24/2024	259,510
	455,000	California Resources Corp. 1 mo. USD LIBOR + 10.375%, 11.88%, 12/31/2021	498,794
	470,000	Chesapeake Energy Corp. 3 mo. USD LIBOR + 7.500%, 8.95%, 08/23/2021	499,610
	764,040	Fieldwood Energy LLC 3 mo. USD LIBOR + 2.875%, 4.57%, 09/28/2018	736,022
	176,055	Peabody Energy Corp. 1 mo. USD LIBOR + 3.500%, 5.07%, 03/31/2022	178,310
	120,000	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 5.85%, 09/27/2024	121,560

			2,293,806

		Packaging & Containers - 0.1%
	1,327,486	Berry Plastics Group, Inc. 3 mo. USD LIBOR + 2.000%, 3.41%, 02/08/2020	1,332,252
	407,950	Flex Acquisition Co., Inc. 3 mo. USD LIBOR + 3.000%, 4.34%, 12/29/2023	409,737
	203,463	Proampac PG Borrower LLC 1 mo. USD LIBOR + 4.000%, 4.95%, 11/18/2023	204,925
	1,204,199	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 4.32%, 02/05/2023	1,209,197

			3,156,111

		Pharmaceuticals - 0.1%
	815,900	Endo Luxembourg Finance Co. I S.a r.l. 1 mo. USD LIBOR + 4.250%, 5.88%, 04/29/2024	819,980

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(9) - (continued)
		Pharmaceuticals - 0.1% - (continued)
$	422,787	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 4.750%, 4.94%, 04/01/2022	$428,503

			1,248,483

		Pipelines - 0.0%
	790,575	Philadelphia Energy Solutions LLC 3 mo. USD LIBOR + 5.000%, 8.50%, 04/04/2018	588,978

		Real Estate - 0.1%
		DTZ U.S. Borrower LLC
	1,224,883	3 mo. USD LIBOR + 3.250%, 4.71%, 11/04/2021	1,207,820
	35,319	3 mo. USD LIBOR + 8.250%, 9.63%, 11/04/2022	35,231
	300,000	VICI Properties LLC 0.00%, 10/14/2022(10)	300,000

			1,543,051

		Retail - 0.2%
		Albertsons LLC
	626,605	1 mo. USD LIBOR + 2.750%, 4.32%, 08/25/2021	613,572
	306,142	3 mo. USD LIBOR + 3.000%, 4.68%, 12/21/2022	299,670
	668,325	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 6.57%, 09/25/2024	665,819
	500,581	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 3.250%, 4.82%, 08/18/2023	503,595
	954,270	Neiman Marcus Group Ltd. LLC 1 mo. USD LIBOR + 3.250%, 4.64%, 10/25/2020	776,900
	250,000	Rite Aid Corp. 1 mo. USD LIBOR + 4.750%, 6.24%, 08/21/2020	250,730
	391,000	Staples, Inc. 3 mo. USD LIBOR + 4.000%, 5.49%, 09/12/2024	382,984
	505,967	U.S. Foods, Inc. 1 mo. USD LIBOR + 2.750%, 4.07%, 06/27/2023	508,497

			4,001,767

		Software - 0.2%
	548,625	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 4.98%, 06/13/2024	549,958
	744,375	Change Healthcare Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 4.32%, 03/01/2024	745,402
	348,624	Epicor Software Corp. 1 mo. USD LIBOR + 3.750%, 5.32%, 06/01/2022	349,248
	820,893	Hyland Software, Inc. 1 mo. USD LIBOR + 3.250%, 4.82%, 07/01/2022	825,515
	1,187,854	Infor U.S., Inc. 3 mo. USD LIBOR + 2.750%, 4.44%, 02/01/2022	1,191,572

The accompanying notes are an integral part of these financial statements.

161

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(9) - (continued)
		Software - 0.2% - (continued)
$	100,000	Quest Software US Holdings, Inc. 3 mo. USD LIBOR + 5.500%, 6.92%, 10/31/2022	$101,482
	1,659,725	WEX, Inc. 3 mo. USD LIBOR + 2.750%, 4.32%, 06/30/2023	1,665,949

			5,429,126

		Telecommunications - 0.1%
	300,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 3.70%, 02/22/2024	300,000
	1,012,350	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 4.13%, 02/02/2024	1,011,591
	440,000	Unitymedia Finance LLC 1 mo. USD LIBOR + 2.250%, 3.73%, 09/30/2025	440,167
	667,759	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 4.32%, 03/15/2024	665,162
	361,056	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 3.80%, 01/19/2024	362,157

			2,779,077

		Transportation - 0.0%
	155,000	Navistar International Corp. 1 mo. USD LIBOR + 3.500%, 4.90%, 11/01/2024	155,436

		Trucking & Leasing - 0.0%
	307,453	Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. 1 mo. USD LIBOR + 2.250%, 3.75%, 04/03/2022	304,984

		Total Senior Floating Rate Interests (cost $60,874,255)	$60,126,975

U.S. GOVERNMENT AGENCIES - 43.1%
		FHLMC - 14.7%
	160,677	0.00%, 11/15/2036(11)	$149,559
	55,521,274	0.17%, 10/25/2020(4)(6)	256,969
	21,156,779	0.61%, 03/25/2027(4)(6)	1,006,695
	29,962,061	1.96%, 08/25/2018(4)(6)	186,804
	1,100,225	2.50%, 05/15/2028(6)	81,291
	3,675,020	3.00%, 03/15/2028(6)	310,200
	3,281,245	3.00%, 08/01/2029	3,349,577
	1,594,966	3.00%, 05/15/2032(6)	133,152
	59,175,000	3.00%, 01/01/2033(5)(12)	60,252,056
	1,079,567	3.00%, 03/15/2033(6)	139,709
	6,674,797	3.00%, 11/01/2036	6,792,410
	4,262,099	3.00%, 01/01/2037	4,326,649
	3,023,428	3.00%, 06/15/2041	3,066,091
	7,201,396	3.00%, 07/15/2041	7,289,362
	10,500,845	3.00%, 11/01/2046	10,521,479
	1,944,644	3.00%, 12/01/2046	1,951,010
	49,975,000	3.00%, 01/01/2048(5)(12)	49,967,169
	3,400,000	3.43%, 01/25/2027(4)	3,555,244
	1,964,975	3.50%, 06/15/2026(6)	143,960

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 43.1% - (continued)
		FHLMC - 14.7% - (continued)
$	660,525	3.50%, 09/15/2026(6)	$63,093
	1,147,982	3.50%, 03/15/2027(6)	106,363
	9,200,000	3.50%, 01/01/2033(5)(12)	9,504,571
	6,006,996	3.50%, 08/01/2034	6,248,668
	3,979,507	3.50%, 03/15/2041(6)	488,442
	1,683,078	3.50%, 06/01/2046	1,731,023
	48,095,000	3.50%, 01/01/2048(5)(12)	49,390,073
	5,651,846	4.00%, 08/01/2025	5,913,551
	2,588,162	4.00%, 12/15/2026(6)	244,840
	4,543,643	4.00%, 07/15/2027(6)	455,637
	1,918,139	4.00%, 03/15/2028(6)	183,809
	1,002,220	4.00%, 06/15/2028(6)	106,879
	4,743,174	4.00%, 05/01/2042	4,979,376
	1,436,386	4.00%, 08/01/2042	1,512,952
	2,074,248	4.00%, 09/01/2042	2,184,821
	479,718	4.00%, 07/01/2044	504,048
	387,680	4.00%, 06/01/2045	406,075
	1,828,152	4.00%, 02/01/2046	1,912,030
	7,415,130	4.00%, 09/01/2047	7,759,507
	10,110,000	4.00%, 01/01/2048(5)(12)	10,572,058
	1,726,850	4.50%, 03/15/2041	1,926,080
	1,077,964	4.50%, 09/01/2044	1,146,790
	44,875,000	4.50%, 01/01/2048(5)(12)	47,700,725
	3,238,003	4.75%, 07/15/2039	3,504,751
	216,834	5.00%, 04/01/2023	233,007
	728,833	5.00%, 05/01/2023	783,195
	355,035	5.00%, 07/01/2023	381,516
	2,537,145	5.00%, 09/01/2023	2,726,387
	114,156	5.00%, 01/01/2024	122,671
	20,825	5.00%, 05/01/2024	22,378
	1,928,844	5.00%, 06/01/2024	2,072,713
	74,852	5.00%, 12/01/2024	80,435
	1,533,757	5.00%, 01/01/2025	1,648,156
	409,734	5.00%, 04/01/2025	440,295
	2,424,504	5.00%, 06/01/2025	2,605,343
	1,520,867	5.00%, 07/01/2025	1,634,306
	1,192,429	5.00%, 09/01/2025	1,281,370
	75,000	5.00%, 02/01/2026	80,594
	545,771	5.00%, 03/01/2027	586,479
	125,526	5.00%, 03/01/2028	134,889
	20,803	5.00%, 09/01/2029	22,354
	481,345	5.00%, 03/01/2031	520,290
	783,266	5.00%, 05/01/2031	846,344
	1,159,885	5.00%, 09/01/2031	1,246,399
	956,815	5.00%, 11/01/2031	1,028,989
	271,267	5.00%, 07/01/2032	291,946
	1,460,721	5.00%, 09/15/2033(6)	303,378
	17,850	5.00%, 12/01/2034	19,182
	22,785	5.00%, 11/01/2035	24,659
	37,487	5.00%, 03/01/2039	40,783
	485,000	5.00%, 08/01/2039	528,333
	21,172	5.00%, 09/01/2039	23,063
	17,855	5.00%, 12/01/2039	19,498
	20,401	5.00%, 04/01/2041	22,029
	49,280	5.00%, 04/01/2044	53,605
	25,918	5.00%, 05/01/2044	27,952
	1,000,000	5.00%, 12/01/2047(5)(12)	1,074,588
	204	5.50%, 10/01/2018	205
	62,588	5.50%, 03/01/2028	68,365
	100,858	5.50%, 04/01/2033	111,737
	1,194,936	5.50%, 05/01/2034	1,324,551

The accompanying notes are an integral part of these financial statements.

162

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 43.1% - (continued)
		FHLMC - 14.7% - (continued)
$	1,590	5.50%, 11/01/2035	$1,762
	25,177	5.50%, 05/01/2037	27,823
	63,421	5.50%, 11/01/2037	70,129
	111,673	5.50%, 02/01/2038	123,336
	47,828	5.50%, 04/01/2038	52,877
	57,236	5.50%, 06/01/2038	63,237
	6,496,402	5.50%, 08/01/2038	7,183,437
	640,190	5.50%, 09/01/2038	707,476
	12,752	5.50%, 12/01/2039	14,092
	166,293	5.50%, 02/01/2040	183,840
	545,281	5.50%, 05/01/2040	602,458
	550,218	5.50%, 08/01/2040	608,068
	2,308,211	5.50%, 06/01/2041	2,552,534
	1,587	6.00%, 07/01/2029	1,773
	293,766	6.00%, 10/01/2032	332,587
	326,488	6.00%, 11/01/2032	366,323
	358,613	6.00%, 12/01/2032	406,173
	23,928	6.00%, 11/01/2033	27,012
	44,992	6.00%, 01/01/2034	50,792
	27,618	6.00%, 02/01/2034	31,178
	306,712	6.00%, 08/01/2034	346,253
	318,523	6.00%, 09/01/2034	359,103
	283,355	6.00%, 01/01/2035	316,611
	2,403,065	6.00%, 11/01/2037	2,712,775
	111	6.50%, 07/01/2031	123
	348	6.50%, 08/01/2032	386
	1,105,168	6.50%, 07/15/2036	1,221,521
	201,491	6.50%, 12/01/2037	223,185
	120	7.50%, 09/01/2029	127
	2,561	7.50%, 11/01/2031	2,842

			353,047,365

		FNMA - 16.5%
	178,412	0.00%, 03/25/2036(11)	150,041
	1,487,723	0.00%, 06/25/2036(11)	1,293,108
	5,009,695	1.70%, 04/25/2055(4)(6)	244,246
	5,283,614	1.77%, 05/25/2046(4)(6)	230,187
	4,997,588	1.87%, 08/25/2044(4)(6)	221,013
	3,800,943	1.92%, 06/25/2055(4)(6)	185,250
	2,443,544	2.00%, 09/25/2039	2,340,483
	1,167,710	2.50%, 06/25/2028(6)	91,543
	8,500,000	2.50%, 01/01/2033(5)(12)	8,486,719
	271,469	2.50%, 01/01/2043	263,230
	5,300,711	2.50%, 02/01/2043	5,140,169
	2,046,566	2.50%, 03/01/2043	1,984,453
	4,284,805	2.50%, 05/01/2043	4,154,847
	2,855,985	2.50%, 06/01/2043	2,766,423
	2,107,988	2.50%, 04/01/2045	2,035,490
	908,028	2.50%, 08/01/2046	876,794
	576,937	2.50%, 09/01/2046	557,092
	477,062	2.50%, 10/01/2046	460,652
	8,026,553	2.50%, 11/01/2046	7,750,475
	13,879,378	2.50%, 12/01/2046	13,402,008
	17,916,164	2.50%, 01/01/2047	17,299,891
	17,570,000	2.50%, 01/01/2048(5)(12)	16,955,779
	9,780,000	2.65%, 06/01/2025	9,789,713
	4,400,000	2.78%, 11/01/2027	4,357,510
	1,550,366	2.85%, 12/01/2027	1,545,423
	6,110,000	2.88%, 12/01/2027	6,105,214
	4,851,400	2.93%, 01/01/2027	4,887,602
	2,749,113	3.00%, 02/25/2027(6)	221,377

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 43.1% - (continued)
		FNMA - 16.5% - (continued)
$	1,052,559	3.00%, 09/25/2027(6)	$108,127
	7,519,421	3.00%, 01/25/2028(6)	669,671
	2,510,511	3.00%, 02/25/2028(6)	230,704
	3,274,401	3.00%, 04/25/2028(6)	311,090
	32,807,000	3.00%, 01/01/2033(5)(12)	33,415,724
	4,284,149	3.00%, 03/01/2037	4,352,367
	1,881,586	3.02%, 03/01/2027	1,907,860
	9,020,317	3.11%, 04/01/2027	9,198,763
	3,810,768	3.15%, 04/01/2027	3,895,751
	2,905,000	3.16%, 04/01/2027	2,972,736
	1,380,211	3.21%, 01/01/2027	1,416,556
	489,483	3.24%, 12/01/2026	504,974
	290,000	3.29%, 06/01/2029	297,903
	1,202,093	3.50%, 05/25/2027(6)	124,577
	1,836,001	3.50%, 10/25/2027(6)	194,620
	1,963,129	3.50%, 05/25/2030(6)	243,909
	609,392	3.50%, 08/25/2030(6)	71,771
	1,402,701	3.50%, 02/25/2031(6)	133,382
	1,132,335	3.50%, 09/25/2035(6)	173,493
	2,339,801	3.50%, 10/01/2044	2,416,908
	2,737,886	3.50%, 02/01/2045	2,812,546
	5,082,509	3.50%, 09/01/2046	5,221,106
	2,308,608	3.50%, 10/01/2046	2,371,562
	907,110	3.50%, 10/25/2046(6)	208,088
	1,706,679	3.50%, 11/01/2046	1,763,202
	94,930,000	3.50%, 01/01/2048(5)(12)	97,466,416
	1,986,906	3.74%, 06/01/2026	2,113,016
	6,700,000	3.77%, 12/01/2025	7,165,659
	315,000	3.86%, 12/01/2025	338,921
	525,170	3.87%, 10/01/2025	563,814
	679,156	3.89%, 05/01/2030	729,450
	294,342	3.96%, 05/01/2034	318,537
	190,724	3.97%, 05/01/2029	205,125
	2,695,277	4.00%, 06/01/2025	2,819,977
	784,695	4.00%, 10/01/2025	817,384
	5,098,285	4.00%, 10/01/2040	5,356,158
	2,244,870	4.00%, 11/01/2040	2,358,676
	1,645,748	4.00%, 12/01/2040	1,729,127
	801,740	4.00%, 02/01/2041	842,704
	1,833,242	4.00%, 03/01/2041	1,924,951
	855,182	4.00%, 03/25/2042(6)	123,578
	857,645	4.00%, 08/01/2042	900,742
	1,727,066	4.00%, 09/01/2042	1,813,847
	491,246	4.00%, 11/25/2042(6)	72,479
	395,675	4.00%, 03/01/2045	414,119
	1,517,085	4.00%, 07/01/2045	1,603,547
	909,737	4.00%, 05/01/2046	951,786
	1,883,135	4.00%, 06/01/2046	1,970,165
	1,775,084	4.00%, 04/01/2047	1,876,286
	32,620,000	4.00%, 01/01/2048(5)(12)	34,112,003
	432,422	4.06%, 10/01/2028	468,866
	738,300	4.50%, 04/01/2025	761,009
	993,287	4.50%, 07/25/2027(6)	106,733
	1,336,303	4.50%, 09/01/2035	1,427,900
	5,055,195	4.50%, 08/01/2040	5,448,399
	4,598,714	4.50%, 10/01/2040	4,921,113
	2,047,882	4.50%, 10/01/2041	2,194,795
	1,820,529	4.50%, 09/01/2043	1,947,680
	15	5.00%, 02/01/2018	15
	6,475	5.00%, 04/01/2018	6,592
	38,685	5.00%, 05/01/2018	39,382

The accompanying notes are an integral part of these financial statements.

163

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 43.1% - (continued)
		FNMA - 16.5% - (continued)
$	58,804	5.00%, 06/01/2018	$59,862
	1,881	5.00%, 07/01/2018	1,915
	19,660	5.00%, 09/01/2018	19,734
	121,690	5.00%, 01/01/2020	123,882
	944,213	5.00%, 06/01/2022	989,005
	344,751	5.00%, 06/01/2025	366,012
	778,890	5.00%, 04/25/2038	827,168
	564,931	5.46%, 05/25/2042(4)(6)	61,393
	1,955	5.50%, 02/01/2018	1,954
	212	5.50%, 06/01/2018	213
	583	5.50%, 11/01/2018	585
	32,744	5.50%, 08/01/2019	33,180
	57,047	5.50%, 09/01/2019	57,801
	12,115	5.50%, 10/01/2019	12,278
	7,076	5.50%, 01/01/2020	7,185
	1,545	5.50%, 03/01/2020	1,573
	280,686	5.50%, 05/01/2020	286,507
	198,447	5.50%, 06/01/2022	207,290
	290,625	5.50%, 06/01/2033	323,019
	248,755	5.50%, 08/01/2033	274,788
	1,446,030	5.50%, 09/01/2033	1,604,066
	1,301,060	5.50%, 12/01/2033	1,451,548
	1,084,038	5.50%, 01/01/2034	1,201,701
	4,936,802	5.50%, 11/01/2035	5,478,138
	1,503,424	5.50%, 04/01/2036	1,666,893
	1,202,004	5.50%, 09/01/2036	1,333,831
	113,168	5.50%, 01/01/2037	124,923
	789,830	5.50%, 04/25/2037	869,441
	3,252,540	5.50%, 06/25/2042(6)	705,779
	3,287	6.00%, 03/01/2022	3,318
	495,229	6.00%, 12/01/2032	562,704
	610,537	6.00%, 01/01/2033	686,940
	78,861	6.00%, 02/01/2033	88,097
	659,084	6.00%, 03/01/2033	746,317
	1,432,930	6.00%, 02/01/2037	1,621,748
	2,215,299	6.00%, 09/25/2047(6)	526,863
	1,370	6.50%, 05/01/2031	1,519
	1,201	6.50%, 09/01/2031	1,348
	1,895	6.50%, 07/01/2032	2,165
	1,710	7.00%, 07/01/2029	1,950
	96	7.00%, 12/01/2030	98
	748	7.00%, 02/01/2032	803
	290	7.00%, 03/01/2032	332
	2,017	7.00%, 09/01/2032	2,134
	2,534	7.50%, 10/01/2022	2,768
	1,963	7.50%, 06/01/2027	2,265
	2,275	7.50%, 10/01/2029	2,323
	16,648	7.50%, 03/01/2030	18,396
	8,680	7.50%, 04/01/2030	9,187
	1,159	7.50%, 06/01/2030	1,305
	2,092	7.50%, 07/01/2030	2,326
	610	7.50%, 08/01/2030	673
	5,858	7.50%, 10/01/2030	5,924
	7,991	7.50%, 01/01/2031	8,159
	29,469	7.50%, 05/01/2031	33,748
	8,165	7.50%, 06/01/2031	8,432
	1,981	7.50%, 08/01/2031	2,195
	40,184	7.50%, 09/01/2031	41,814
	335	7.50%, 05/01/2032	391

			397,202,979

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 43.1% - (continued)
		GNMA - 11.9%
$	576,845	1.75%, 09/20/2043	$556,596
	2,422,884	2.50%, 12/16/2039	2,409,368
	1,342,059	3.00%, 09/20/2028(6)	119,986
	711,273	3.00%, 02/16/2043(6)	127,152
	8,917,419	3.00%, 03/15/2045	8,993,617
	435,413	3.00%, 04/15/2045	439,133
	5,229,865	3.00%, 07/15/2045	5,274,553
	126,323	3.00%, 08/15/2045	127,403
	451,511	3.00%, 03/20/2047	417,586
	1,093,954	3.00%, 05/20/2047	1,016,940
	1,290,013	3.00%, 07/16/2047	1,253,249
	63,840,092	3.00%, 11/20/2047	64,481,379
	33,900,000	3.00%, 01/01/2048(5)(12)	34,207,219
	590,882	3.50%, 02/16/2027(6)	56,307
	1,439,933	3.50%, 03/20/2027(6)	147,895
	1,237,411	3.50%, 07/20/2040(6)	137,972
	1,772,965	3.50%, 02/20/2041(6)	212,340
	2,976,959	3.50%, 04/20/2042(6)	371,496
	4,406,057	3.50%, 10/20/2042(6)	886,879
	499,332	3.50%, 11/15/2042	519,994
	14,261	3.50%, 12/15/2042	14,799
	354,528	3.50%, 02/15/2043	367,880
	15,358	3.50%, 03/15/2043	15,937
	2,012,164	3.50%, 04/15/2043	2,088,085
	6,106,264	3.50%, 05/15/2043	6,336,761
	328,692	3.50%, 05/20/2043(6)	60,171
	2,674,542	3.50%, 07/20/2043(6)	410,041
	13,323,525	3.50%, 08/20/2047	13,787,049
	9,417,394	3.50%, 09/20/2047	9,745,024
	15,535,000	3.50%, 01/01/2048(5)(12)	16,059,306
	444,139	4.00%, 12/16/2026(6)	46,513
	5,944,178	4.00%, 05/20/2029(6)	611,189
	6,341,113	4.00%, 07/20/2040	6,674,862
	7,480,580	4.00%, 09/20/2040	7,872,938
	11,211,536	4.00%, 10/20/2040	11,797,243
	1,802,417	4.00%, 12/20/2040	1,911,781
	594,594	4.00%, 05/16/2042(6)	97,090
	816,300	4.00%, 03/20/2043(6)	176,282
	375,964	4.00%, 01/20/2044(6)	80,686
	2,759,969	4.00%, 03/20/2047(6)	523,390
	4,232,139	4.00%, 07/20/2047(6)	838,838
	6,315,585	4.00%, 10/20/2047	6,611,285
	6,086,408	4.00%, 11/20/2047	6,377,408
	26,491,000	4.00%, 01/01/2048(5)(12)	27,614,799
	282,883	4.50%, 11/15/2039	299,011
	2,363,743	4.50%, 05/15/2040	2,529,958
	7,583,972	4.50%, 05/20/2040	8,043,524
	410,138	4.50%, 07/15/2041	439,372
	1,413,092	4.50%, 04/20/2045(6)	314,165
	740,990	4.50%, 01/20/2046	782,108
	1,800,000	4.50%, 01/01/2048(5)(12)	1,888,031
	3,504,341	5.00%, 02/16/2040(6)	822,554
	827,159	5.00%, 05/20/2040	899,258
	2,003,052	5.00%, 06/15/2041	2,172,086
	2,616,892	5.00%, 10/16/2041(6)	446,969
	3,104,237	5.00%, 03/15/2044	3,366,764
	882,402	5.00%, 01/16/2047(6)	204,712
	4,400,000	5.00%, 01/01/2048(5)(12)	4,729,055
	644,581	5.50%, 03/15/2033	728,567
	870,738	5.50%, 04/15/2033	969,127
	989,348	5.50%, 05/15/2033	1,112,703

The accompanying notes are an integral part of these financial statements.

164

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 43.1% - (continued)
		GNMA - 11.9% - (continued)
$	1,396,576	5.50%, 10/20/2034	$1,547,923
	3,010,505	5.50%, 03/20/2039(6)	678,936
	2,627,356	5.50%, 02/16/2047(6)	578,619
	1,580,719	5.50%, 02/20/2047(6)	328,261
	1,840	6.00%, 12/15/2023	2,057
	1,147	6.00%, 01/15/2029	1,282
	1,643	6.00%, 04/15/2029	1,857
	58,448	6.00%, 12/15/2031	65,922
	1,067	6.00%, 10/15/2032	1,212
	26,963	6.00%, 06/15/2033	30,490
	2,760	6.00%, 03/15/2034	3,151
	64,771	6.00%, 08/15/2034	72,976
	86,824	6.00%, 09/15/2034	97,818
	48,775	6.00%, 02/15/2035	54,627
	298,583	6.00%, 12/15/2035	335,532
	66,355	6.00%, 02/15/2036	74,186
	218,622	6.00%, 03/15/2036	246,649
	32,727	6.00%, 04/15/2036	36,590
	169,388	6.00%, 05/15/2036	190,390
	300,213	6.00%, 06/15/2036	337,757
	73,264	6.00%, 07/15/2036	81,925
	43,137	6.00%, 08/15/2036	48,536
	207,701	6.00%, 02/15/2037	233,403
	660	6.00%, 05/15/2037	738
	473,689	6.00%, 06/15/2037	533,876
	336,185	6.00%, 07/15/2037	375,862
	96,308	6.00%, 08/15/2037	108,679
	116,600	6.00%, 10/15/2037	130,361
	105,328	6.00%, 11/15/2037	117,759
	117,957	6.00%, 12/15/2037	133,905
	201,158	6.00%, 01/15/2038	226,115
	16,267	6.00%, 02/15/2038	18,192
	39,835	6.00%, 05/15/2038	44,564
	9,506	6.00%, 06/15/2038	10,628
	53,665	6.00%, 08/15/2038	60,051
	111,041	6.00%, 09/15/2038	124,146
	176,022	6.00%, 10/15/2038	203,709
	320,414	6.00%, 11/15/2038	358,229
	234,380	6.00%, 12/15/2038	262,159
	2,188	6.00%, 01/15/2039	2,446
	42,118	6.00%, 08/15/2039	47,089
	91,705	6.00%, 11/15/2039	102,528
	138,514	6.00%, 02/15/2040	154,862
	1,100,751	6.00%, 06/15/2040	1,230,663
	205,018	6.00%, 07/15/2040	229,215
	2,316,921	6.00%, 09/20/2040(6)	554,726
	1,174,358	6.00%, 06/15/2041	1,314,792
	2,317,786	6.00%, 02/20/2046(6)	537,355
	25,282	6.50%, 06/15/2028	28,048
	529	6.50%, 07/15/2028	586
	2,669	6.50%, 08/15/2028	2,961
	18,059	6.50%, 09/15/2028	20,034
	1,567	6.50%, 10/15/2028	1,738
	4,442	6.50%, 11/15/2028	4,928
	9,083	6.50%, 12/15/2028	10,077
	9,366	6.50%, 01/15/2029	10,391
	26,310	6.50%, 02/15/2029	29,188
	256,796	6.50%, 03/15/2029	284,890
	42,260	6.50%, 04/15/2029	46,883
	28,075	6.50%, 05/15/2029	31,147
	184,808	6.50%, 06/15/2029	205,028

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 43.1% - (continued)
		GNMA - 11.9% - (continued)
$	8,717	6.50%, 07/15/2029	$9,671
	343	6.50%, 03/15/2031	380
	236,352	6.50%, 04/15/2031	262,213
	60,554	6.50%, 05/15/2031	68,697
	9,309	6.50%, 06/15/2031	10,574
	203,737	6.50%, 07/15/2031	226,030
	105,803	6.50%, 08/15/2031	117,379
	143,997	6.50%, 09/15/2031	159,750
	158,310	6.50%, 10/15/2031	175,632
	450,556	6.50%, 11/15/2031	499,853
	85,636	6.50%, 12/15/2031	95,005
	326,655	6.50%, 01/15/2032	362,534
	66,217	6.50%, 02/15/2032	75,404
	48,283	6.50%, 03/15/2032	53,565
	260,395	6.50%, 04/15/2032	296,295
	762	6.50%, 05/15/2032	845
	38,054	6.50%, 06/15/2032	42,217
	5,974	7.00%, 06/20/2030	6,405
	732	7.00%, 02/15/2031	796
	200	7.00%, 06/15/2031	211
	192	7.00%, 08/15/2031	213
	735	8.50%, 11/15/2024	738

			286,697,439

		Total U.S. Government Agencies (cost $1,033,920,536)	$1,036,947,783

U.S. GOVERNMENT SECURITIES - 6.2%
		U.S. Treasury Securities - 6.2%
		U.S. Treasury Bonds - 1.7%
	7,439,000	2.50%, 02/15/2046(13)	$7,078,964
	16,279,000	2.88%, 11/15/2046(13)	16,699,329
	5,595,000	3.00%, 05/15/2045(14)	5,875,843
	1,534,000	3.00%, 11/15/2045	1,611,000
	9,260,000	3.13%, 08/15/2044(13)(14)	9,952,691

			41,217,827

		U.S. Treasury Notes - 4.5%
	44,872,094	0.25%, 01/15/2025(15)	44,474,892
	65,146,390	0.38%, 07/15/2027(15)	64,799,528

			109,274,420

			150,492,247

		Total U.S. Government Securities (cost $150,575,339)	$150,492,247

COMMON STOCKS - 0.0%
		Energy - 0.0%
	14,557	Templar Energy LLC Class A*	$30,570

		Utilities - 0.0%
	800,000	TCEH Corp.*(16)(17)(18)	1

		Total Common Stocks (cost $124,644)	$30,571

The accompanying notes are an integral part of these financial statements.

165

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
PREFERRED STOCKS - 0.1%
		Banks - 0.1%
$	2,242	U.S. Bancorp Series A 3 mo. USD LIBOR + 1.020%, 3.50%(2)(8)	$1,993,777

		Diversified Financials - 0.0%
	20,000	Citigroup Capital 3 mo. USD LIBOR + 6.370%, 7.75%(2)	549,600

		Total Preferred Stocks (cost $2,148,420)	$2,543,377

		Total Long-Term Investments (cost $2,795,228,396)	$2,814,297,015

SHORT-TERM INVESTMENTS - 3.7%
		Commercial Paper - 0.0%
		Commercial Banks - 0.0%
		Toronto Dominion Bank
CAD	315,000	0.80%, 01/03/2018(19)	$250,580
	315,000	0.91%, 01/05/2018(19)	250,565

			501,145

		Foreign Government Obligations - 1.0%
		Sovereign - 1.0%
EUR	250,000	France Treasury Bill 0.27%, 01/10/2018(7)(19)	300,034
		Japan Treasury Discount Bill
JPY	335,000,000	0.00%, 01/15/2018(19)	2,973,345
	680,000,000	0.00%, 01/11/2018(19)	6,035,862
	330,000,000	0.00%, 02/13/2018(19)	2,929,622
	522,400,000	0.13%, 03/05/2018(19)	4,637,484
	295,600,000	0.16%, 03/19/2018(19)	2,624,272
	39,400,000	0.17%, 01/29/2018(19)	349,745
EUR	1,830,000	Spain Letras del Tesoro 0.43%, 02/16/2018(19)	2,197,407
SEK	4,500,000	Sweden Treasury Bill 0.69%, 01/17/2018(19)	548,742
GBP	910,000	United Kingdom Treasury Bill 0.03%, 01/15/2018(19)	1,228,623

			23,825,136

			23,825,136

		Other Investment Pools & Funds - 1.2%
	27,606,119	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.21%(20)	27,606,119

		U.S. Treasury - 1.5%
		Sovereign - 1.5%
		U.S. Treasury Bills
	3,607,000	1.08%, 01/11/2018(19)	3,605,831
	11,100,000	1.12%, 01/11/2018(19)	11,096,245

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 3.7% - (continued)
	U.S. Treasury - 1.5% - (continued)
	Sovereign - 1.5% - (continued)
	U.S. Treasury Bills - (continued)
11,100,000	1.16%, 01/25/2018(19)	$11,091,194
11,100,000	1.22%, 02/08/2018(19)	11,085,530

		36,878,800

		36,878,800

	Total Short-Term Investments (cost $88,757,988)	$88,811,200

Total Investments Excluding Purchased Options (cost $2,883,986,384)	120.6%	$2,903,108,215

Total Purchased Options (cost $4,775,400)	0.2%	$4,184,607

Total Investments (cost $2,888,761,784)	120.8%	$2,907,292,822
Other Assets and Liabilities	(20.8)%	(501,001,595)

Total Net Assets	100.0%	$2,406,291,227

The accompanying notes are an integral part of these financial statements.

166

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2017, the aggregate value of these securities was $857,212,075, which represented 35.6% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2017.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $505,338,909 at December 31, 2017.

(6)	Securities disclosed are interest-only strips.

(7)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2017, the aggregate value of these securities was $22,719,400, which represented 0.9% of total net assets.

(8)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of December 31, 2017.

(10)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(11)	Securities disclosed are principal-only strips.

(12)	Represents or includes a TBA transaction.

(13)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(14)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(15)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(16)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2017, the aggregate fair value of these securities was $1, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(17)	Investment valued using significant unobservable inputs.

(18)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At December 31, 2017, the aggregate value of these securities was $1, which represents 0.0% of total net assets.

(19)	The rate shown represents current yield to maturity.

(20)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

167

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

OTC Swaption Contracts Outstanding at December 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57	BCLY	2.45%	Receive	08/02/27	USD	14,000,000	14,000,000	$1,919,077	$2,018,642	$(99,565)

Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57	BCLY	2.45%	Pay	08/02/27	USD	14,000,000	14,000,000	$2,265,530	$2,756,758	$(491,228)

Total purchased swaption contracts							28,000,000	$4,184,607	$4,775,400	$(590,793)

Futures Contracts Outstanding at December 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	14	03/20/2018	$1,869,875	$14,006
U.S. Treasury 10-Year Note Future	193	03/20/2018	23,941,047	16,575
U.S. Treasury 2-Year Note Future	651	03/29/2018	139,385,204	(317,668)
U.S. Treasury 5-Year Note Future	4,040	03/29/2018	469,302,815	(2,193,443)
U.S. Treasury Long Bond Future	180	03/20/2018	27,540,000	(57,466)
U.S. Ultra Bond Future	954	03/20/2018	159,944,062	1,035,607

Total				$(1,502,389)

Short position contracts:
Australian 10-Year Bond Future	152	03/15/2018	$15,317,878	$(23,664)
Canadian Government 10-Year Bond Future	162	03/20/2018	17,370,215	246,039
Long Gilt Future	348	03/27/2018	58,806,737	(368,434)

Total				$(146,059)

Total futures contracts				$(1,648,448)

TBA Sale Commitments Outstanding at December 31, 2017
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 5.50%	$5,100,000	01/01/2048	$(5,576,081)	$(16,284)
FNMA, 2.50%	40,510,000	01/01/2033	(40,446,703)	(16,097)
FNMA, 2.50%	60,370,000	01/01/2048	(58,259,555)	64,005
FNMA, 3.00%	46,884,000	01/01/2048	(46,884,000)	(192,156)
FNMA, 3.50%	6,600,000	01/01/2033	(6,812,302)	(1,669)
FNMA, 4.00%	9,400,000	01/01/2033	(9,667,120)	1,661
FNMA, 4.50%	29,150,000	01/01/2048	(31,012,866)	69,689
FNMA, 5.50%	13,400,000	01/01/2048	(14,682,873)	29,908
FNMA, 6.00%	3,300,000	01/01/2048	(3,690,715)	7,348
GNMA, 3.00%	41,225,000	01/01/2048	(41,598,602)	49,921
GNMA, 3.50%	33,000,000	01/01/2048	(34,113,750)	(123,750)

Total (proceeds receivable $292,617,143)			$(292,744,567)	$(127,424)

At December 31, 2017, the aggregate market value of TBA Sale Commitments represents (12.2)% of total net assets.

The accompanying notes are an integral part of these financial statements.

168

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

OTC Credit Default Swap Contracts Outstanding at December 31, 2017
	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Reference Entity
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.07	GSC	USD	1,513,769	(0.09%)	08/25/37	Monthly	$328,804	$—	$71,882	$(256,922)
ABX.HE.AAA.07	CSI	USD	3,679,674	(0.09%)	08/25/37	Monthly	919,000	—	174,729	(744,271)
ABX.HE.PENAAA.06	MSC	USD	888,078	(0.11%)	05/25/46	Monthly	99,130	—	56,598	(42,532)
ABX.HE.PENAAA.06	JPM	USD	2,027,413	(0.11%)	05/25/46	Monthly	225,769	—	129,203	(96,566)
ABX.HE.PENAAA.06	GSC	USD	832,185	(0.11%)	05/25/46	Monthly	208,046	—	53,036	(155,010)
CMBX.NA.A.7	JPM	USD	1,880,000	(2.00%)	01/17/47	Monthly	70,868	—	61,611	(9,257)
CMBX.NA.A.9	MSC	USD	3,155,000	(2.00%)	09/17/58	Monthly	109,025	—	112,022	2,997
CMBX.NA.A.9	MSC	USD	1,405,000	(2.00%)	09/17/58	Monthly	61,251	—	50,143	(11,108)
CMBX.NA.A.9	DEUT	USD	955,000	(2.00%)	09/17/58	Monthly	47,563	—	34,031	(13,532)
CMBX.NA.AA.8	MSC	USD	1,410,000	(1.50%)	10/17/57	Monthly	55,716	—	20,197	(35,519)
CMBX.NA.AAA.8	MSC	USD	1,550,000	(0.50%)	10/17/57	Monthly	13,520	—	(6,859)	(20,379)
CMBX.NA.AAA.9	MSC	USD	1,555,000	(0.50%)	09/17/58	Monthly	22,171	—	(2,964)	(25,135)
CMBX.NA.AS.7	CSI	USD	600,000	(1.00%)	01/17/47	Monthly	10,642	—	(4,317)	(14,959)
CMBX.NA.AS.8	DEUT	USD	1,115,000	(1.00%)	10/17/57	Monthly	80,127	—	(8,872)	(88,999)
CMBX.NA.BBB.10	MSC	USD	1,000,000	(3.00%)	11/17/59	Monthly	64,476	—	100,492	36,016
CMBX.NA.BBB.10	MSC	USD	1,725,000	(3.00%)	11/17/59	Monthly	132,871	—	173,350	40,479
CMBX.NA.BBB.10	MSC	USD	670,000	(3.00%)	11/17/59	Monthly	64,928	—	67,330	2,402
CMBX.NA.BBB.10	MSC	USD	8,785,000	(3.00%)	11/17/59	Monthly	904,107	—	882,827	(21,280)
CMBX.NA.BBB.10	MSC	USD	5,715,000	(3.00%)	11/17/59	Monthly	640,073	—	574,315	(65,758)
CMBX.NA.BBB.7	CSI	USD	1,985,000	(3.00%)	01/17/47	Monthly	187,525	—	230,661	43,136
CMBX.NA.BBB.7	CSI	USD	1,700,000	(3.00%)	01/17/47	Monthly	160,601	—	197,544	36,943
CMBX.NA.BBB.7	MSC	USD	2,075,000	(3.00%)	01/17/47	Monthly	207,562	—	241,119	33,557
CMBX.NA.BBB.7	MSC	USD	1,965,000	(3.00%)	01/17/47	Monthly	143,103	—	228,665	85,562
CMBX.NA.BBB.7	MSC	USD	2,900,000	(3.00%)	01/17/47	Monthly	273,991	—	336,986	62,995
CMBX.NA.BBB.7	CSI	USD	875,000	(3.00%)	01/17/47	Monthly	76,343	—	101,677	25,334
CMBX.NA.BBB.7	GSC	USD	25,000	(3.00%)	01/17/47	Monthly	2,268	—	2,905	637
CMBX.NA.BBB.9	MSC	USD	950,000	(3.00%)	09/17/58	Monthly	102,117	—	104,997	2,880
CMBX.NA.BBB.9	MSC	USD	435,000	(3.00%)	09/17/58	Monthly	49,802	—	48,005	(1,797)
CMBX.NA.BBB.9	GSC	USD	955,000	(3.00%)	09/17/58	Monthly	107,956	—	105,550	(2,406)
CMBX.NA.BBB.9	MSC	USD	1,540,000	(3.00%)	09/17/58	Monthly	181,052	—	169,949	(11,103)
CMBX.NA.BBB.9	DEUT	USD	2,730,000	(3.00%)	09/17/58	Monthly	329,749	—	301,730	(28,019)
CMBX.NA.BBB.9	JPM	USD	2,950,000	(3.00%)	09/17/58	Monthly	362,572	—	326,044	(36,528)
CMBX.NA.BBB.9	MSC	USD	5,785,000	(0.50%)	09/17/58	Monthly	71,599	—	(11,027)	(82,626)

Total							$6,314,327	$—	$4,923,559	$(1,390,768)

Sell protection:
ABX.HE.AAA.07	MSC	USD	1,516,022	0.09%	08/25/37	Monthly	$14,837	$—	$(71,868)	$(86,705)
ABX.HE.AAA.07	MSCC	USD	3,679,672	0.09%	08/25/37	Monthly	36,067	—	(174,435)	(210,502)
ABX.HE.PENAAA.06	BCLY	USD	3,747,681	0.11%	05/25/46	Monthly	—	(101,115)	(238,846)	(137,731)
CMBX.NA.A.6	GSC	USD	1,915,000	2.00%	05/11/63	Monthly	24,998	—	(84,424)	(109,422)
CMBX.NA.BB.6	MSC	USD	1,065,000	5.00%	05/11/63	Monthly	—	(192,850)	(252,176)	(59,326)
CMBX.NA.BB.6	CSI	USD	1,825,000	5.00%	05/11/63	Monthly	—	(364,625)	(432,639)	(68,014)
CMBX.NA.BB.6	CSI	USD	965,000	5.00%	05/11/63	Monthly	—	(141,075)	(228,765)	(87,690)
CMBX.NA.BB.6	CSI	USD	3,270,000	5.00%	05/11/63	Monthly	—	(676,929)	(775,195)	(98,266)
CMBX.NA.BB.6	CSI	USD	2,671,000	5.00%	05/11/63	Monthly	—	(483,635)	(632,452)	(148,817)
CMBX.NA.BB.6	CSI	USD	2,795,000	5.00%	05/11/63	Monthly	—	(506,088)	(661,814)	(155,726)
CMBX.NA.BB.6	CSI	USD	2,795,000	5.00%	05/11/63	Monthly	—	(506,088)	(661,814)	(155,726)
CMBX.NA.BB.6	CSI	USD	2,800,000	5.00%	05/11/63	Monthly	—	(506,993)	(662,998)	(156,005)
CMBX.NA.BB.6	GSC	USD	2,855,000	5.00%	05/11/63	Monthly	—	(307,371)	(676,021)	(368,650)
CMBX.NA.BB.8	DEUT	USD	1,455,000	5.00%	10/17/57	Monthly	—	(359,844)	(351,135)	8,709
CMBX.NA.BB.8	MSC	USD	5,083,000	5.00%	10/17/57	Monthly	—	(1,397,865)	(1,225,267)	172,598
CMBX.NA.BB.8	CSI	USD	2,507,000	5.00%	10/17/57	Monthly	—	(689,399)	(604,317)	85,082
CMBX.NA.BB.8	GSC	USD	3,445,000	5.00%	10/17/57	Monthly	—	(848,237)	(831,381)	16,856
CMBX.NA.BB.8	GSC	USD	240,000	5.00%	10/17/57	Monthly	—	(27,369)	(57,853)	(30,484)
CMBX.NA.BBB.6	MSC	USD	465,000	3.00%	05/11/63	Monthly	—	(40,320)	(67,767)	(27,447)
CMBX.NA.BBB.6	MSC	USD	2,265,000	3.00%	05/11/63	Monthly	—	(372,256)	(330,469)	41,787
CMBX.NA.BBB.6	GSC	USD	1,255,000	3.00%	05/11/63	Monthly	—	(211,928)	(183,124)	28,804

The accompanying notes are an integral part of these financial statements.

169

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

OTC Credit Default Swap Contracts Outstanding at December 31, 2017 - (continued)
	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Reference Entity
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BBB.6	MSC	USD	1,000,000	3.00%	05/11/63	Monthly	$—	$(170,281)	$(145,915)	$24,366
CMBX.NA.BBB.6	DEUT	USD	1,005,000	3.00%	05/11/63	Monthly	—	(170,889)	(146,632)	24,257
CMBX.NA.BBB.6	MSC	USD	1,130,000	3.00%	05/11/63	Monthly	—	(188,819)	(164,870)	23,949
CMBX.NA.BBB.6	MSC	USD	4,245,000	3.00%	05/11/63	Monthly	—	(633,902)	(618,648)	15,254
CMBX.NA.BBB.6	MSC	USD	610,000	3.00%	05/11/63	Monthly	—	(103,924)	(89,000)	14,924
CMBX.NA.BBB.6	DEUT	USD	2,180,000	3.00%	05/11/63	Monthly	—	(328,982)	(317,703)	11,279
CMBX.NA.BBB.6	CSI	USD	2,060,000	3.00%	05/11/63	Monthly	—	(300,826)	(300,216)	610
CMBX.NA.BBB.6	CSI	USD	920,000	3.00%	05/11/63	Monthly	—	(129,598)	(134,230)	(4,632)
CMBX.NA.BBB.6	GSC	USD	2,725,000	3.00%	05/11/63	Monthly	—	(305,491)	(397,357)	(91,866)

Total							$75,902	$(10,066,699)	$(11,519,331)	$(1,528,534)

Total traded indices							$6,390,229	$(10,066,699)	$(6,595,772)	$(2,919,302)

Credit default swaps on single-name issues:
Sell protection:
South Africa (Republic of)	MSC	USD	3,120,000	1.00%	12/20/22	Quarterly	$—	$(104,200)	$(80,641)	$23,559
United Mexican States	MSC	USD	3,005,000	1.00%	12/20/22	Quarterly	1,390	—	(8,435)	(9,825)

Total							$1,390	$(104,200)	$(89,076)	$13,734

Total single-name issues							$1,390	$(104,200)	$(89,076)	$13,734

Total OTC contracts							$6,391,619	$(10,170,899)	$(6,684,848)	$(2,905,568)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at December 31, 2017
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.28	USD	15,486,050	(1.00%)	12/20/22	Quarterly	$531,435	$129,955	$(401,480)
CDX.NA.HY.29	USD	13,720,000	(5.00%)	12/20/22	Quarterly	1,021,652	1,134,882	113,230
CDX.NA.HY.29	USD	24,390,000	(5.00%)	12/20/22	Quarterly	(1,951,709)	(2,017,477)	(65,768)
CDX.NA.IG.29	USD	44,580,000	(1.00%)	12/20/22	Quarterly	963,728	1,068,602	104,874
ITRAXX.EUR.28	EUR	14,775,000	(1.00%)	12/20/22	Quarterly	437,380	483,498	46,118
ITRAXX.XOVER.28	EUR	2,365,000	(5.00%)	12/20/22	Quarterly	310,422	344,951	34,529

Total						$1,312,908	$1,144,411	$(168,497)

Total						$1,312,908	$1,144,411	$(168,497)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at December 31, 2017
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
BOA	1.82% Fixed	CPURNSA	USD	14,525,000	09/22/25	At maturity	$—	$—	$305,827	$305,827

The accompanying notes are an integral part of these financial statements.

170

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Centrally Cleared Interest Rate Swap Contracts Outstanding at December 31, 2017
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
12M Federal Funds Rate	1.62% Fixed	USD	13,700,000	11/14/26	Annual	$—	$—	$479,038	$479,038
3M USD LIBOR	2.00% Fixed	USD	17,550,000	03/21/23	Semi-Annual	89,961	—	227,602	137,641
3M USD LIBOR	2.27% Fixed	USD	20,325,000	07/14/27	Semi-Annual	—	—	31,004	31,004
3M USD LIBOR	2.25% Fixed	USD	16,275,000	03/21/28	Semi-Annual	219,373	—	246,280	26,907
3M USD LIBOR	2.54% Fixed	USD	3,500,000	11/15/43	Semi-Annual	14,893	—	(2,932)	(17,825)
3M USD LIBOR	2.68% Fixed	USD	5,375,000	11/15/43	Semi-Annual	—	—	(154,021)	(154,021)
3M USD LIBOR	2.55% Fixed	USD	1,750,000	08/03/47	Semi-Annual	—	—	(19,688)	(19,688)
3M USD LIBOR	2.75% Fixed	USD	22,395,000	12/20/47	Semi-Annual	—	(505,130)	(1,059,023)	(553,893)

Total						$324,227	$(505,130)	$(251,740)	$(70,837)

Foreign Currency Contracts Outstanding at December 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
6,939,000	EGP	374,070	USD	CBK	03/06/18	$9,287	$—
3,154,000	EGP	166,438	USD	GSC	03/06/18	7,810	—
2,523,000	EGP	132,789	USD	GSC	03/06/18	6,598	—
18,730,000	EGP	954,152	USD	CBK	03/29/18	75,822	—
190,227	USD	250,000	AUD	NAB	01/16/18	—	(4,836)
484,559	USD	620,000	AUD	DEUT	01/24/18	796	—
159,779	USD	210,000	AUD	NAB	01/30/18	—	(4,078)
248,057	USD	315,000	CAD	GSC	01/03/18	—	(2,559)
244,136	USD	315,000	CAD	DEUT	01/05/18	—	(6,494)
1,108,800	USD	1,384,000	CAD	JPM	01/25/18	7,317	—
328,160	USD	410,000	CAD	BOA	02/01/18	1,830	—
300,720	USD	375,000	CAD	SSG	03/26/18	2,055	—
649,305	USD	12,616,000	EGP	GSC	03/06/18	—	(47,688)
958,547	USD	18,730,000	EGP	GSC	03/29/18	—	(71,427)
295,783	USD	250,000	EUR	CBK	01/10/18	—	(4,362)
2,548,881	USD	2,140,000	EUR	JPM	01/16/18	—	(21,355)
1,681,105	USD	1,430,000	EUR	CBK	01/19/18	—	(36,722)
416,893	USD	350,000	EUR	DEUT	01/23/18	—	(3,663)
615,613	USD	525,000	EUR	NAB	01/23/18	—	(15,220)
165,237	USD	140,000	EUR	SSG	01/29/18	—	(3,050)
626,474	USD	525,000	EUR	SSG	01/29/18	—	(4,603)
437,706	USD	370,000	EUR	SSG	01/29/18	—	(7,053)
850,902	USD	720,000	EUR	WEST	01/29/18	—	(14,575)
1,864,651	USD	1,585,000	EUR	MSC	01/31/18	—	(40,724)
5,016,881	USD	4,217,000	EUR	CBK	01/31/18	—	(52,499)
4,998,516	USD	4,217,000	EUR	BOA	01/31/18	—	(70,864)
2,853,354	USD	2,445,000	EUR	JPM	02/01/18	—	(86,010)
2,163,205	USD	1,830,000	EUR	SSG	02/16/18	—	(38,583)
47,435	USD	40,000	EUR	HSBC	02/20/18	—	(702)
941,652	USD	795,000	EUR	JPM	02/20/18	—	(15,068)
973,964	USD	830,000	EUR	CSFB	02/23/18	—	(25,038)
2,112,110	USD	1,773,000	EUR	HSBC	03/21/18	—	(25,731)
47,518	USD	40,000	EUR	HSBC	03/22/18	—	(717)
1,153,025	USD	980,000	EUR	SCB	03/22/18	—	(28,716)
167,616	USD	125,000	GBP	SSG	01/16/18	—	(1,246)
1,222,956	USD	910,000	GBP	JPM	01/16/18	—	(6,354)
701,406	USD	520,000	GBP	SSG	01/19/18	—	(1,135)
2,986,884	USD	335,000,000	JPY	CBK	01/16/18	11,327	—
3,131,277	USD	350,000,000	JPY	GSC	01/22/18	21,545	—
2,919,160	USD	330,000,000	JPY	BOA	01/22/18	—	(12,873)
347,794	USD	39,400,000	JPY	JPM	01/29/18	—	(2,396)
2,950,607	USD	330,000,000	JPY	ANZ	02/05/18	16,727	—

The accompanying notes are an integral part of these financial statements.

171

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Foreign Currency Contracts Outstanding at December 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
4,647,567	USD	522,400,000	JPY	JPM	03/05/18	$—	$(3,590)
2,620,498	USD	295,600,000	JPY	BCLY	03/19/18	—	(13,700)
1,963,475	USD	2,745,000	NZD	SSG	01/17/18	18,533	—
561,453	USD	4,500,000	SEK	MSC	01/17/18	12,290	—

Total						$191,937	$(673,631)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
ANZ	Australia and New Zealand Banking Group
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
WEST	Westpac International

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.EUR	Markit iTraxx - Europe
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTA	Monthly Treasury Average
OTC	Over-the-Counter
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

172

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$867,906,424	$—	$867,906,424	$—
Corporate Bonds	607,975,087	—	607,975,087	—
Foreign Government Obligations	47,757,271	—	47,757,271	—
Municipal Bonds	40,517,280	—	40,517,280	—
Senior Floating Rate Interests	60,126,975	—	60,126,975	—
U.S. Government Agencies	1,036,947,783	—	1,036,947,783	—
U.S. Government Securities	150,492,247	—	150,492,247	—
Common Stocks
Energy	30,570	—	30,570	—
Utilities	1	—	—	1
Preferred Stocks	2,543,377	2,543,377	—	—
Short-Term Investments	88,811,200	27,606,119	61,205,081	—
Purchased Swaptions	4,184,607	—	4,184,607	—
Foreign Currency Contracts(2)	191,937	—	191,937	—
Futures Contracts(2)	1,312,227	1,312,227	—	—
Swaps - Credit Default(2)	1,163,723	—	1,163,723	—
Swaps - Interest Rate(2)	980,417	—	980,417	—

Total	$2,910,941,126	$31,461,723	$2,879,479,402	$1

Liabilities
Foreign Currency Contracts(2)	$(673,631)	$—	$(673,631)	$—
Futures Contracts(2)	(2,960,675)	(2,960,675)	—	—
Swaps - Credit Default(2)	(4,237,788)	—	(4,237,788)	—
Swaps - Interest Rate(2)	(745,427)	—	(745,427)	—
TBA Sale Commitments	(292,744,567)	—	(292,744,567)	—

Total	$(301,362,088)	$(2,960,675)	$(298,401,413)	$—

(1)	For the year ended December 31, 2017, there were no transfers between Level 1 and Level 2, and investments valued at $145,572 were transferred from Level 3 to Level 2 due to the expiration of trading restrictions.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

173

Hartford Ultrashort Bond HLS Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6%
		Asset-Backed - Automobile - 12.8%
		Ally Auto Receivables Trust
$	1,743,661	1.38%, 10/15/2019	$1,741,385
	2,850,000	1.53%, 03/16/2020	2,845,860
		American Credit Acceptance Receivables Trust
	801,908	1.72%, 06/15/2020(1)	801,119
	1,454,523	1.84%, 07/13/2020(1)	1,453,285
		AmeriCredit Automobile Receivables Trust
	25,851	1.26%, 11/08/2019	25,848
	145,930	1.42%, 10/08/2019	145,891
	505,000	1.46%, 05/10/2021	502,679
	345,934	1.51%, 05/18/2020	345,377
	732,292	1.65%, 09/18/2020	731,173
	770,000	1.69%, 12/18/2020	768,929
	635,000	ARI Fleet Lease Trust 1.91%, 04/15/2026(1)	633,585
	884,362	BMW Vehicle Lease Trust 1.64%, 07/22/2019	883,537
	320,000	Canadian Pacer Auto Receivables Trust 2.05%, 03/19/2021(1)	318,456
		Capital Auto Receivables Asset Trust
	206,907	1.62%, 03/20/2019	206,889
	1,240,000	1.86%, 10/21/2019	1,239,941
	335,000	2.02%, 08/20/2021(1)	334,093
		CarMax Auto Owner Trust
	167,709	1.24%, 06/17/2019	167,654
	1,084,992	1.32%, 07/15/2019	1,084,225
	2,000,000	1.40%, 08/15/2021	1,979,838
	915,460	1.54%, 02/18/2020	914,252
	2,887,100	1.56%, 11/16/2020	2,878,631
		Chesapeake Funding LLC
	1,255,000	1.91%, 08/15/2029(1)	1,248,632
	700,000	1 mo. USD LIBOR + 1.000%, 1.93%, 05/15/2029(1)(2)	701,509
	1,520,000	2.12%, 11/15/2029(1)	1,515,820
	980,497	1 mo. USD LIBOR + 1.150%, 2.63%, 03/15/2028(1)(2)	984,870
		Chrysler Capital Auto Receivables Trust
	286,362	1.36%, 01/15/2020(1)	286,030
	1,759,766	1.76%, 12/16/2019(1)	1,759,596
	199,386	CPS Auto Receivables Trust 1.78%, 09/15/2020(1)	199,071
	576,975	CPS Auto Trust 1.87%, 03/15/2021(1)	573,582
	267,376	Drive Auto Receivables Trust 1.63%, 08/15/2019	267,280
		Enterprise Fleet Financing LLC
	1,975,563	1.74%, 02/22/2022(1)	1,971,643
	815,000	1.97%, 01/20/2023(1)	813,365
	940,000	2.13%, 05/22/2023(1)	938,332
	902,425	Fifth Third Auto Trust 1.42%, 03/16/2020	900,657
		First Investors Auto Owner Trust
	391,208	1.69%, 04/15/2021(1)	390,277
	414,608	1.86%, 10/15/2021(1)	414,082
		Flagship Credit Auto Trust
	668,781	1.85%, 07/15/2021(1)	667,161
	2,478,112	1.88%, 10/15/2021(1)	2,463,712
	922,468	Ford Credit Auto Lease Trust 1.56%, 11/15/2019	921,213

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Asset-Backed - Automobile - 12.8% - (continued)
		Ford Credit Auto Owner Trust
$	1,125,123	1.04%, 09/15/2019	$1,122,257
	1,000,000	2.12%, 07/15/2026(1)	997,961
	1,500,000	2.26%, 11/15/2025(1)	1,503,049
		GM Financial Automobile Leasing Trust
	167,609	1.28%, 10/22/2018	167,543
	590,000	1.61%, 12/20/2019	588,037
	605,997	1.67%, 09/20/2019	605,230
	293,407	1.68%, 12/20/2018	293,351
		GM Financial Consumer Automobile
	398,867	1.51%, 03/16/2020(1)	398,263
	465,344	1 mo. USD LIBOR + 0.120%, 1.61%, 03/16/2020(1)(2)	465,489
	1,000,000	GM Financial Consumer Automobile Receivables Trust 1.71%, 09/16/2020(1)	997,384
	883,687	Harley-Davidson Motorcycle Trust 1.41%, 06/15/2020	882,251
	586,626	Huntington Auto Trust 1.29%, 05/15/2019	586,246
		Hyundai Auto Lease Securitization Trust
	810,000	1.52%, 10/15/2019(1)	808,729
	3,040,000	1.88%, 08/17/2020(1)	3,031,454
	1,608,245	Hyundai Auto Receivables Trust 1.48%, 02/18/2020	1,605,714
		Mercedes-Benz Auto Lease Trust
	417,684	1.15%, 01/15/2019	417,311
	2,633,294	1.53%, 08/15/2019	2,629,025
	1,205,000	Mercedes-Benz Auto Receivables Trust 1.26%, 02/16/2021	1,196,813
	12,778	Nissan Auto Lease Trust 1.22%, 08/15/2018	12,776
	262,954	Nissan Auto Receivables Owner Trust 1.05%, 04/15/2019	262,849
	1,960,000	OneMain Direct Auto Receivables Trust 2.31%, 12/14/2021(1)	1,958,522
		Prestige Auto Receivables Trust
	864,908	1.46%, 07/15/2020(1)	862,888
	102,564	1.78%, 08/15/2019(1)	102,564
	1,390,000	1.80%, 11/16/2020(1)	1,388,889
	341,474	Santander Drive Auto Receivables Trust 1.49%, 02/18/2020	341,136
		Securitized Term Auto Receivables Trust
	593,017	1.51%, 04/25/2019(1)	592,220
	640,000	1.78%, 01/27/2020(1)	638,645
	1,500,000	2.21%, 06/25/2021(1)	1,491,272
	438,674	Toyota Auto Receivables Owner Trust 1.30%, 04/15/2020	437,026
		Westlake Automobile Receivables Trust
	724,255	1.57%, 06/17/2019(1)	723,971
	881,016	1.78%, 04/15/2020(1)	880,419
	875,000	1.80%, 07/15/2020(1)	873,605
		Wheels SPV LLC
	284,979	1.59%, 05/20/2025(1)	284,219
	540,000	1.88%, 04/20/2026(1)	537,792
	859,323	World Omni Automobile Lease Securitization Trust 1.68%, 12/16/2019	857,332

			67,561,711

The accompanying notes are an integral part of these financial statements.

174

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Asset-Backed - Credit Card - 7.5%
$	2,995,000	BA Credit Card Trust 1 mo. USD LIBOR + 0.380%, 1.86%, 06/15/2021(2)	$3,003,365
	915,000	Barclays Dryrock Issuance Trust 1 mo. USD LIBOR + 0.330%, 1.81%, 03/15/2023(2)	917,557
		Cabela’s Credit Card Master Note Trust
	1,785,000	1.78%, 06/15/2022	1,774,592
	3,000,000	1 mo. USD LIBOR + 0.450%, 1.93%, 07/15/2022(2)	3,010,243
	2,500,000	Capital One Multi-Asset Execution Trust 1 mo. USD LIBOR + 0.450%, 1.93%, 02/15/2022(2)	2,511,840
		CARDS Trust
	1,815,000	1 mo. USD LIBOR + 0.370%, 1.85%, 04/18/2022(1)(2)	1,819,205
	2,480,000	1 mo. USD LIBOR + 0.700%, 2.18%, 07/15/2021(1)(2)	2,487,253
		Chase Issuance Trust
	2,250,000	1.27%, 07/15/2021	2,223,526
	6,000,000	1 mo. USD LIBOR + 0.420%, 1.90%, 11/16/2020(2)	6,016,288
	4,750,000	Evergreen Credit Card Trust 1 mo. USD LIBOR + 0.720%, 2.20%, 04/15/2020(1)(2)	4,758,846
	3,650,000	Master Credit Card Trust 1 mo. USD LIBOR + 0.750%, 2.26%, 09/23/2019(1)(2)	3,655,709
	2,000,000	Penarth Master Issuer plc 1 mo. USD LIBOR + 0.650%, 2.14%, 03/18/2020(1)(2)	2,001,824
	2,855,000	Synchrony Credit Card Master Note Trust 1.60%, 04/15/2021	2,853,181
	2,380,000	Trillium Credit Card Trust 1 mo. USD LIBOR + 0.720%, 2.27%, 05/26/2021(1)(2)	2,385,991

			39,419,420

		Asset-Backed - Finance & Insurance - 5.8%
		CNH Equipment Trust
	763,039	1.26%, 02/18/2020	761,580
	395,164	1.31%, 10/15/2019	394,847
	2,006,978	1.64%, 07/15/2020	2,004,059
	1,625,000	1.84%, 03/15/2021	1,622,552
	860,000	DLL Securitization Trust 1.89%, 07/15/2020(1)	858,453
		Ford Credit Floorplan Master Owner Trust
	1,745,000	1 mo. USD LIBOR + 0.530%, 2.01%, 07/15/2020(2)	1,748,094
	1,380,000	1 mo. USD LIBOR + 0.600%, 2.08%, 08/15/2020(2)	1,383,710
		GMF Floorplan Owner Revolving Trust
	2,675,000	1 mo. USD LIBOR + 0.430%, 1.91%, 07/15/2022(1)(2)	2,684,388
	1,150,000	1 mo. USD LIBOR + 0.500%, 1.98%, 05/15/2020(1)(2)	1,151,480
	1,440,000	1 mo. USD LIBOR + 0.570%, 2.05%, 01/18/2022(1)(2)	1,448,624

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Asset-Backed - Finance & Insurance - 5.8% - (continued)
$	826,200	GreatAmerica Leasing Receivables Funding LLC 1.72%, 04/22/2019(1)	$825,505
		John Deere Owner Trust
	397,989	1.09%, 02/15/2019	397,743
	823,621	1.50%, 10/15/2019	822,542
	455,000	1.59%, 04/15/2020	453,870
	291,322	Kubota Credit Owner Trust 1.25%, 04/15/2019(1)	290,873
		MMAF Equipment Finance LLC
	944,562	1.39%, 10/16/2019(1)	943,696
	827,634	1.73%, 05/18/2020(1)	826,485
	1,880,000	1.93%, 10/15/2020(1)	1,876,731
		New York City Tax Lien
	185,542	1.47%, 11/10/2029(1)	185,078
	1,617,222	1.87%, 11/10/2030(1)	1,611,033
		Verizon Owner Trust
	2,250,000	1.42%, 01/20/2021(1)	2,235,221
	730,000	1.92%, 12/20/2021(1)	725,157
	905,000	2.06%, 09/20/2021(1)	902,730
	3,965,000	Volvo Financial Equipment LLC 1.55%, 10/15/2019(1)	3,958,572
	230,000	Volvo Financial Equipment Master Owner Trust 1 mo. USD LIBOR + 0.500%, 1.98%, 11/15/2022(1)(2)	230,654

			30,343,677

		Asset-Backed - Home Equity - 0.3%
	1,562,570	New Residential Mortgage Loan Trust 4.00%, 08/27/2057(1)(3)	1,603,538

		Asset-Backed - Student Loan - 1.4%
		Navient Student Loan Trust
	1,099,088	1 mo. USD LIBOR + 0.400%, 1.95%, 07/26/2066(1)(2)	1,100,277
	413,218	1 mo. USD LIBOR + 0.480%, 2.03%, 03/25/2066(1)(2)	413,942
		SLM Student Loan Trust
	1,117,734	3 mo. USD LIBOR + 0.090%, 1.46%, 10/25/2024(2)	1,116,673
	890,094	3 mo. USD LIBOR + 0.120%, 1.49%, 01/25/2027(2)	885,999
	82,734	1 mo. USD LIBOR + 0.350%, 1.68%, 10/25/2021(2)	82,770
	1,139,475	1 mo. USD LIBOR + 0.520%, 1.85%, 03/25/2026(2)	1,143,637
	1,782,564	1 mo. USD LIBOR + 0.600%, 1.93%, 11/25/2027(2)	1,794,196
	735,167	SoFi Professional Loan Program LLC 1 mo. USD LIBOR + 1.600%, 2.84%, 06/25/2025(1)(2)	745,573

			7,283,067

		Commercial Mortgage-Backed Securities - 0.8%
	112,384	Community or Commercial Mortgage Trust 1.91%, 01/10/2046	112,327
	1,365,000	FREMF Mortgage Trust 1 mo. USD LIBOR + 0.320%, 1.56%, 02/25/2020(2)	1,368,354

The accompanying notes are an integral part of these financial statements.

175

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Commercial Mortgage-Backed Securities - 0.8% - (continued)
$	800,000	GS Mortgage Securities Corp. Trust 1 mo. USD LIBOR + 0.700%, 2.18%, 07/15/2032(1)(2)	$800,808
	2,081,615	LB-UBS Commercial Mortgage Trust 6.32%, 04/15/2041(3)	2,085,154

			4,366,643

		Total Asset & Commercial Mortgage Backed Securities (cost $150,867,967)	$150,578,056

CORPORATE BONDS - 45.4%
		Agriculture - 1.0%
	2,000,000	BAT International Finance plc 3 mo. USD LIBOR + 0.510%, 2.10%, 06/15/2018(1)(2)	$2,001,544
	1,750,000	Philip Morris International, Inc. 3 mo. USD LIBOR + 0.420%, 1.86%, 02/21/2020(2)	1,758,461
	1,425,000	Reynolds American, Inc. 2.30%, 06/12/2018	1,426,671

			5,186,676

		Auto Manufacturers - 4.3%
	2,000,000	American Honda Finance Corp. 2.00%, 11/13/2019	1,993,152
		Daimler Finance North America LLC
	1,750,000	1.50%, 07/05/2019(1)	1,729,527
	2,000,000	1.65%, 05/18/2018(1)	1,998,237
		Ford Motor Credit Co. LLC
	1,500,000	2.26%, 03/28/2019	1,497,746
	2,500,000	3 mo. USD LIBOR + 0.830%, 2.38%, 03/12/2019(2)	2,512,587
	1,500,000	Harley-Davidson Financial Services, Inc. 2.25%, 01/15/2019(1)	1,500,240
		Nissan Motor Acceptance Corp.
	2,000,000	1.50%, 03/02/2018(1)	1,998,839
	1,900,000	3 mo. USD LIBOR + 0.390%, 2.08%, 09/28/2020(1)(2)	1,903,035
		PACCAR Financial Corp.
	1,000,000	1.40%, 05/18/2018	997,928
	1,500,000	3 mo. USD LIBOR + 0.600%, 2.11%, 12/06/2018(2)	1,506,772
	2,000,000	Toyota Motor Credit Corp. 3 mo. USD LIBOR + 0.260%, 1.61%, 04/17/2020(2)	2,003,913
	3,000,000	Volkswagen Group of America Finance LLC 3 mo. USD LIBOR + 0.470%, 1.92%, 05/22/2018(1)(2)	3,000,542

			22,642,518

		Beverages - 2.3%
	5,000,000	Anheuser-Busch InBev Finance, Inc. 3 mo. USD LIBOR + 0.400%, 1.78%, 02/01/2019(2)	5,013,779
	6,000,000	Anheuser-Busch InBev Worldwide, Inc. 3 mo. USD LIBOR + 0.690%, 2.07%, 08/01/2018(2)	6,018,222

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 45.4% - (continued)
		Beverages - 2.3% - (continued)
$	1,250,000	PepsiCo, Inc. 3 mo. USD LIBOR + 0.040%, 1.42%, 05/02/2019(2)	$1,248,731

			12,280,732

		Biotechnology - 0.6%
	2,000,000	Amgen, Inc. 3 mo. USD LIBOR + 0.320%, 1.73%, 05/10/2019(2)	2,003,353
	1,205,000	Gilead Sciences, Inc. 1.85%, 09/20/2019	1,199,993

			3,203,346

		Chemicals - 0.5%
	1,250,000	Air Liquide Finance S.A. 1.38%, 09/27/2019(1)	1,230,463
	1,450,000	EI du Pont de Nemours & Co. 3 mo. USD LIBOR + 0.530%, 1.91%, 05/01/2020(2)	1,459,107

			2,689,570

		Commercial Banks - 19.2%
	2,200,000	ABN Amro Bank N.V. 3 mo. USD LIBOR + 0.640%, 1.99%, 01/18/2019(1)(2)	2,209,086
		Bank of America Corp.
	1,280,000	2.00%, 01/11/2018	1,280,026
	1,500,000	3 mo. USD LIBOR + 0.650%, 2.35%, 10/01/2021(2)	1,506,963
	2,000,000	3 mo. USD LIBOR + 1.040%, 2.40%, 01/15/2019(2)	2,016,600
	720,000	5.65%, 05/01/2018	728,592
	1,350,000	Bank of Montreal 1.35%, 08/28/2018	1,345,687
	1,750,000	Bank of Nova Scotia 1.65%, 06/14/2019	1,736,299
		BB&T Corp.
	2,500,000	3 mo. USD LIBOR + 0.660%, 2.04%, 02/01/2019(2)	2,513,041
	1,500,000	3 mo. USD LIBOR + 0.570%, 2.16%, 06/15/2020(2)	1,508,563
		Capital One Financial Corp.
	1,250,000	3 mo. USD LIBOR + 0.760%, 2.17%, 05/12/2020(2)	1,255,740
	1,500,000	3 mo. USD LIBOR + 0.950%, 2.49%, 03/09/2022(2)	1,504,352
	4,000,000	Citigroup, Inc. 3 mo. USD LIBOR + 0.770%, 2.12%, 04/08/2019(2)	4,022,048
	1,500,000	Citizens Bank NA 3 mo. USD LIBOR + 0.540%, 2.03%, 03/02/2020(2)	1,502,941
	2,070,000	Commonwealth Bank of Australia 3 mo. USD LIBOR + 0.640%, 2.03%, 11/07/2019(1)(2)	2,086,192
	2,500,000	Credit Agricole S.A. 3 mo. USD LIBOR + 0.970%, 2.51%, 06/10/2020(1)(2)	2,535,555
		Credit Suisse AG
	2,250,000	1.70%, 04/27/2018	2,248,326
	2,250,000	3 mo. USD LIBOR + 0.680%, 2.05%, 04/27/2018(2)	2,253,301

The accompanying notes are an integral part of these financial statements.

176

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 45.4% - (continued)
		Commercial Banks - 19.2% - (continued)
		Danske Bank A/S
$	1,500,000	3 mo. USD LIBOR + 0.510%, 2.00%, 03/02/2020(1)(2)	$1,505,054
	2,000,000	3 mo. USD LIBOR + 0.580%, 2.09%, 09/06/2019(1)(2)	2,011,474
	1,500,000	Deutsche Bank AG 3 mo. USD LIBOR + 0.970%, 2.33%, 07/13/2020(2)	1,502,651
	1,500,000	DNB Bank ASA 3 mo. USD LIBOR + 0.370%, 2.07%, 10/02/2020(1)(2)	1,501,300
		Fifth Third Bank
	1,000,000	3 mo. USD LIBOR + 0.250%, 1.63%, 10/30/2020(2)	998,583
	500,000	2.20%, 10/30/2020	496,918
	2,350,000	3 mo. USD LIBOR + 0.590%, 2.27%, 09/27/2019(2)	2,364,877
		Goldman Sachs Group, Inc.
	2,000,000	3 mo. USD LIBOR + 1.160%, 2.52%, 04/23/2020(2)	2,030,814
	1,000,000	3 mo. USD LIBOR + 1.200%, 2.58%, 04/30/2018(2)	1,002,979
	3,500,000	3 mo. USD LIBOR + 1.170%, 2.59%, 11/15/2021(2)	3,551,160
	3,000,000	HSBC Bank plc 3 mo. USD LIBOR + 0.640%, 2.06%, 05/15/2018(1)(2)	3,004,966
		Huntington National Bank
	1,500,000	3 mo. USD LIBOR + 0.510%, 2.05%, 03/10/2020(2)	1,506,999
	1,500,000	2.20%, 11/06/2018	1,501,333
		ING Bank N.V.
	1,000,000	1.65%, 08/15/2019(1)	988,581
	2,300,000	3 mo. USD LIBOR + 0.550%, 2.15%, 03/16/2018(1)(2)	2,301,678
		JP Morgan Chase & Co.
	3,000,000	3 mo. USD LIBOR + 0.630%, 2.01%, 01/28/2019(2)	3,013,939
	1,500,000	3 mo. USD LIBOR + 0.680%, 2.16%, 06/01/2021(2)	1,508,435
		KeyBank NA
	1,000,000	1.60%, 08/22/2019	989,074
	1,600,000	3 mo. USD LIBOR + 0.520%, 2.00%, 06/01/2018(2)	1,602,593
	3,000,000	Morgan Stanley 3 mo. USD LIBOR + 0.850%, 2.22%, 01/24/2019(2)	3,015,635
		PNC Bank NA
	2,000,000	1.45%, 07/29/2019	1,974,876
	870,000	1.70%, 12/07/2018	867,422
	3,000,000	Royal Bank of Canada 3 mo. USD LIBOR + 0.450%, 1.80%, 01/10/2019(2)	3,009,425
	2,500,000	Santander UK plc 3 mo. USD LIBOR + 0.850%, 2.31%, 08/24/2018(2)	2,509,638
	3,000,000	Societe Generale S.A. 3 mo. USD LIBOR + 1.080%, 2.78%, 10/01/2018(2)	3,020,979
	2,000,000	Standard Chartered plc 3 mo. USD LIBOR + 0.640%, 1.99%, 04/17/2018(1)(2)	2,002,140

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 45.4% - (continued)
		Commercial Banks - 19.2% - (continued)
$	1,250,000	Sumitomo Mitsui Banking Corp. 3 mo. USD LIBOR + 0.670%, 2.03%, 10/19/2018(2)	$1,254,609
	3,000,000	SunTrust Bank 3 mo. USD LIBOR + 0.530%, 1.91%, 01/31/2020(2)	3,016,476
		Svenska Handelsbanken AB
	1,250,000	3 mo. USD LIBOR + 0.360%, 1.88%, 09/08/2020(2)	1,251,974
	1,665,000	3 mo. USD LIBOR + 0.490%, 2.00%, 09/06/2019(2)	1,672,966
	2,250,000	Toronto-Dominion Bank 1.45%, 08/13/2019	2,223,803
	875,000	U.S. Bancorp 3 mo. USD LIBOR + 0.490%, 1.91%, 11/15/2018(2)	877,576
	1,250,000	U.S. Bank NA 3 mo. USD LIBOR + 0.320%, 1.69%, 01/24/2020(2)	1,253,472
		UBS AG
	1,250,000	3 mo. USD LIBOR + 0.320%, 1.84%, 12/07/2018(1)(2)	1,251,136
	800,000	3 mo. USD LIBOR + 0.580%, 2.10%, 06/08/2020(1)(2)	803,490
	1,500,000	3 mo. USD LIBOR + 0.700%, 2.38%, 03/26/2018(2)	1,502,142
	715,000	2.45%, 12/01/2020(1)	712,845
	1,000,000	US Bank NA 2.05%, 10/23/2020	992,796
	2,000,000	Wells Fargo Bank NA 3 mo. USD LIBOR + 0.650%, 2.16%, 12/06/2019(2)	2,018,655

			100,868,775

		Diversified Financial Services - 2.1%
		American Express Credit Corp.
	1,000,000	3 mo. USD LIBOR + 0.330%, 1.72%, 05/03/2019(2)	1,001,933
	2,500,000	3 mo. USD LIBOR + 0.550%, 2.15%, 03/18/2019(2)	2,509,852
	3,000,000	General Electric Co. 3 mo. USD LIBOR + 0.710%, 2.41%, 04/02/2018(2)	3,004,503
	1,395,000	Private Export Funding Corp. 2.10%, 12/19/2019(1)	1,393,136
	1,465,000	Protective Life Global Funding 1.72%, 04/15/2019(1)	1,457,265
	1,700,000	Synchrony Financial 3 mo. USD LIBOR + 1.230%, 2.62%, 02/03/2020(2)	1,723,925

			11,090,614

		Electric - 1.3%
	1,250,000	American Electric Power Co., Inc. 2.15%, 11/13/2020	1,244,176
	2,000,000	Duke Energy Florida LLC 2.10%, 12/15/2019	1,998,379
	3,475,000	Pacific Gas & Electric Co. 3 mo. USD LIBOR + 0.230%, 1.71%, 11/28/2018(1)(2)	3,472,910

			6,715,465

The accompanying notes are an integral part of these financial statements.

177

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 45.4% - (continued)
		Electronics - 0.6%
		Honeywell International, Inc.
$	2,000,000	3 mo. USD LIBOR + 0.280%, 1.66%, 10/30/2019(2)	$2,006,217
	1,000,000	1.80%, 10/30/2019	994,714

			3,000,931

		Food - 0.6%
	1,500,000	JM Smucker Co. 2.20%, 12/06/2019	1,497,863
	1,500,000	Kraft Heinz Foods Co. 3 mo. USD LIBOR + 0.570%, 1.98%, 02/10/2021(2)	1,503,769

			3,001,632

		Healthcare-Services - 0.7%
	2,500,000	Roche Holdings, Inc. 3 mo. USD LIBOR + 0.340%, 2.03%, 09/30/2019(1)(2)	2,508,591
	1,000,000	UnitedHealth Group, Inc. 1.95%, 10/15/2020	990,860

			3,499,451

		Insurance - 2.7%
	2,000,000	Berkshire Hathaway, Inc. 1.15%, 08/15/2018	1,995,059
	1,400,000	Jackson National Life Global Funding 3 mo. USD LIBOR + 0.250%, 1.93%, 12/27/2018(1)(2)	1,400,008
		MassMutual Global Funding II
	1,500,000	1.55%, 10/11/2019(1)	1,482,062
	704,000	1.95%, 09/22/2020(1)	695,950
	2,460,000	Metropolitan Life Global Funding I 1.75%, 12/19/2018(1)	2,454,942
	2,000,000	New York Life Global Funding 3 mo. USD LIBOR + 0.270%, 1.62%, 04/09/2020(1)(2)	2,003,933
	4,000,000	Prudential Financial, Inc. 3 mo. USD LIBOR + 0.780%, 2.20%, 08/15/2018(2)	4,015,285

			14,047,239

		IT Services - 0.6%
	1,425,000	Apple, Inc. 3 mo. USD LIBOR + 0.070%, 1.48%, 05/11/2020(2)	1,423,356
	2,000,000	Hewlett Packard Enterprise Co. 2.10%, 10/04/2019(1)	1,986,311

			3,409,667

		Machinery - Construction & Mining - 0.5%
		Caterpillar Financial Services Corp.
	1,750,000	3 mo. USD LIBOR + 0.280%, 1.94%, 03/22/2019(2)	1,753,822
	1,000,000	2.00%, 11/29/2019	997,849

			2,751,671

		Machinery - Diversified - 1.1%
		John Deere Capital Corp.
	2,000,000	3 mo. USD LIBOR + 0.300%, 1.86%, 03/13/2020(2)	2,005,659
	1,125,000	3 mo. USD LIBOR + 0.290%, 1.95%, 06/22/2020(2)	1,126,190

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 45.4% - (continued)
		Machinery - Diversified - 1.1% - (continued)
$	2,500,000	Roper Technologies, Inc. 2.05%, 10/01/2018	$2,499,736

			5,631,585

		Media - 1.0%
		NBCUniversal Enterprise, Inc.
	3,000,000	3 mo. USD LIBOR + 0.685%, 2.04%, 04/15/2018(1)(2)	3,004,886
	1,125,000	3 mo. USD LIBOR + 0.400%, 2.10%, 04/01/2021(1)(2)	1,128,530
	1,315,000	Walt Disney Co. 0.88%, 07/12/2019	1,291,078

			5,424,494

		Miscellaneous Manufacturing - 0.6%
		Siemens Financieringsmaatschappij N.V.
	1,700,000	3 mo. USD LIBOR + 0.320%, 1.88%, 09/13/2019(1)(2)	1,707,390
	1,500,000	3 mo. USD LIBOR + 0.340%, 1.94%, 03/16/2020(1)(2)	1,505,445

			3,212,835

		Oil & Gas - 2.7%
		BP Capital Markets plc
	980,000	1.77%, 09/19/2019	974,439
	4,000,000	3 mo. USD LIBOR + 0.630%, 2.31%, 09/26/2018(2)	4,014,916
	1,500,000	Chevron Corp. 3 mo. USD LIBOR + 0.210%, 1.70%, 03/03/2020(2)	1,505,139
	3,000,000	ConocoPhillips Co. 3 mo. USD LIBOR + 0.330%, 1.75%, 05/15/2018(2)	3,000,392
	1,660,000	Phillips 66 3 mo. USD LIBOR + 0.750%, 2.11%, 04/15/2020(1)(2)	1,661,751
	3,000,000	Statoil ASA 3 mo. USD LIBOR + 0.460%, 1.86%, 11/08/2018(2)	3,007,655

			14,164,292

		Oil & Gas Services - 0.2%
	1,250,000	Schlumberger Finance Canada Ltd. 2.20%, 11/20/2020(1)	1,242,696

		Pharmaceuticals - 1.5%
	4,700,000	Allergan Funding SCS 3 mo. USD LIBOR + 1.080%, 2.63%, 03/12/2018(2)	4,706,864
	1,750,000	Baxalta, Inc. 3 mo. USD LIBOR + 0.780%, 2.44%, 06/22/2018(2)	1,753,673
	1,425,000	Cardinal Health, Inc. 1.95%, 06/14/2019	1,416,238

			7,876,775

		Retail - 0.9%
	2,000,000	Alimentation Couche-Tard, Inc. 2.35%, 12/13/2019(1)	1,999,879
	1,500,000	CVS Health Corp. 1.90%, 07/20/2018	1,499,548
	1,500,000	Home Depot, Inc. 3 mo. USD LIBOR + 0.150%, 1.65%, 06/05/2020(2)	1,502,565

			5,001,992

The accompanying notes are an integral part of these financial statements.

178

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 45.4% - (continued)
		Semiconductors - 0.4%
$	2,000,000	QUALCOMM, Inc. 3 mo. USD LIBOR + 0.450%, 1.89%, 05/20/2020(2)	$2,000,856

		Total Corporate Bonds (cost $238,610,607)	$238,943,812

MUNICIPAL BONDS - 0.0%
		General - 0.0%
	170,000	Fresno County, CA 4.66%, 08/15/2018	$172,689

		Total Municipal Bonds (cost $171,760)	$172,689

U.S. GOVERNMENT AGENCIES - 8.2%
		FHLB - 7.1%
	15,000,000	0.88%, 01/30/2018	$14,996,700
	7,250,000	1.25%, 01/16/2019	7,204,448
	15,000,000	1.38%, 05/28/2019	14,897,970

			37,099,118

		FHLMC - 1.1%
	3,825,000	0.75%, 04/09/2018	3,817,958
	2,000,000	1 mo. USD LIBOR + 0.200%, 1.55%, 10/25/2019(2)	2,002,536

			5,820,494

		Total U.S. Government Agencies (cost $43,022,248)	$42,919,612

U.S. GOVERNMENT SECURITIES - 17.3%
		U.S. Treasury Securities - 17.3%
		U.S. Treasury Notes - 17.3%
	25,000,000	0.75%, 07/31/2018	$24,876,953
	25,000,000	0.88%, 01/31/2018	24,992,924
	27,500,000	0.88%, 10/15/2018	27,321,679
	7,500,000	1.00%, 02/15/2018	7,497,270
	6,250,000	1.00%, 03/15/2019	6,187,256

			90,876,082

			90,876,082

		Total U.S. Government Securities (cost $91,016,002)	$90,876,082

		Total Long-Term Investments (cost $523,688,584)	$523,490,251

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.3%
	Other Investment Pools & Funds - 0.3%
1,400,242	Fidelity Institutional Government Fund, Institutional Class, 1.16%(4)	$1,400,242

	Total Short-Term Investments (cost $1,400,242)	$1,400,242

Total Investments (cost $525,088,826)	99.8%	$524,890,493
Other Assets and Liabilities	0.2%	1,176,587

Total Net Assets	100.0%	$526,067,080

The accompanying notes are an integral part of these financial statements.

179

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2017, the aggregate value of these securities was $148,914,810, which represented 28.3% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2017.

(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

180

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$150,578,056	$—	$150,578,056	$—
Corporate Bonds	238,943,812	—	238,943,812	—
Municipal Bonds	172,689	—	172,689	—
U.S. Government Agencies	42,919,612	—	42,919,612	—
U.S. Government Securities	90,876,082	—	90,876,082	—
Short-Term Investments	1,400,242	1,400,242	—	—

Total	$524,890,493	$1,400,242	$523,490,251	$—

(1)	For the year ended December 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

181

Hartford U.S. Government Securities HLS Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 16.9%
		Asset-Backed - Automobile - 1.7%
$	350,000	Avis Budget Rental Car Funding AESOP LLC 2.99%, 06/20/2022(1)	$352,174
	2,907,000	Capital Auto Receivables Asset Trust 3.62%, 05/20/2021	2,958,803
	3,350,000	Westlake Automobile Receivables Trust 3.40%, 01/15/2021(1)	3,363,965

			6,674,942

		Asset-Backed - Finance & Insurance - 3.4%
	2,990,000	Ares CLO Ltd. 3 mo. USD LIBOR + 1.190%, 2.54%, 04/17/2026(1)(2)	3,006,170
	1,482,399	Cent CLO Ltd. 3 mo. USD LIBOR + 1.120%, 2.48%, 07/23/2025(1)(2)	1,484,311
	1,700,000	Limerock CLO Ltd. 3 mo. USD LIBOR + 1.300%, 2.65%, 04/18/2026(1)(2)	1,710,625
	1,285,000	Shackleton CLO Ltd. 3 mo. USD LIBOR + 1.950%, 3.31%, 04/15/2027(1)(2)	1,283,937
	4,720,000	Springleaf Funding Trust 3.16%, 11/15/2024(1)	4,738,743
	647,035	Structured Asset Securities Corp. 1 mo. USD LIBOR + 1.500%, 3.05%, 02/25/2033(2)	642,389
	739,468	Towd Point Mortgage Trust 2.75%, 04/25/2057(1)(3)	738,910

			13,605,085

		Asset-Backed - Home Equity - 1.1%
	745,271	Morgan Stanley Asset Backed Securities Capital I, Inc. Trust 1 mo. USD LIBOR + 1.500%, 3.05%, 11/25/2032(2)	741,557
	3,606,000	NRZ Advance Receivables Trust 2.58%, 10/15/2049(1)	3,571,563

			4,313,120

		Commercial Mortgage-Backed Securities - 5.2%
	3,400,000	CSMC Trust 2.76%, 04/05/2033(1)	3,408,154
		FREMF Mortgage Trust
	5,845,000	1 mo. USD LIBOR + 0.320%, 1.56%, 02/25/2020(2)	5,859,362
	435,000	3.36%, 05/25/2045(1)(3)	438,870
	955,000	3.65%, 09/25/2024(1)(3)	965,772
	1,225,000	3.70%, 04/25/2048(1)(3)	1,233,483
	1,325,000	3.73%, 10/25/2049(1)(3)	1,302,875
	2,645,000	3.81%, 06/25/2047(1)(3)	2,687,384
	700,000	3.84%, 08/25/2027(1)(3)	695,100
	660,000	3.94%, 09/25/2049(1)(3)	676,460
	1,665,000	4.03%, 11/25/2044(1)(3)	1,680,734
	1,990,000	5.69%, 04/25/2020(1)(3)	2,100,921

			21,049,115

		Whole Loan Collateral CMO - 5.5%
	373,011	Angel Oak Mortgage Trust LLC 2.81%, 01/25/2047(1)(3)	370,434
	3,772,405	CIM Trust 3.00%, 04/25/2057(1)(3)	3,784,062

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 16.9% - (continued)
		Whole Loan Collateral CMO - 5.5% - (continued)
$	794,578	Deephaven Residential Mortgage Trust 2.73%, 12/26/2046(1)(3)	$790,546
		LSTAR Securities Investment Ltd.
	1,542,620	1 mo. USD LIBOR + 1.750%, 3.32%, 10/01/2022(1)(2)	1,535,547
	586,012	1 mo. USD LIBOR + 2.000%, 3.57%, 04/01/2022(1)(2)	586,683
	596,249	Mill City Mortgage Loan Trust 2.50%, 04/25/2057(1)(3)	592,590
		New Residential Mortgage Loan Trust
	1,324,425	3.25%, 09/25/2056(1)(3)	1,334,758
	1,645,744	3.75%, 03/25/2056(1)(3)	1,674,279
	1,080,754	Sequoia Mortgage Trust 1 mo. USD LIBOR + 0.460%, 1.96%, 02/20/2035(2)	1,072,061
	1,805,678	Thornburg Mortgage Securities Trust 3.19%, 04/25/2045(3)	1,813,293
		Towd Point Mortgage Trust
	64,147	2.75%, 04/25/2055(1)(3)	64,079
	76,499	2.75%, 05/25/2055(1)(3)	76,517
	1,797,689	3.00%, 03/25/2054(1)(3)	1,805,469
	2,399,000	3.75%, 04/25/2055(1)(3)	2,484,575
		WaMu Mortgage Pass-Through Certificates Trust
	1,569,702	2.77%, 03/25/2033(3)	1,577,883
	1,551,139	3.21%, 10/25/2035(3)	1,559,489
	1,118,619	Wells Fargo Mortgage Backed Securities Trust 3.38%, 09/25/2033(3)	1,141,922

			22,264,187

		Total Asset & Commercial Mortgage Backed Securities (cost $67,599,907)	$67,906,449

U.S. GOVERNMENT AGENCIES - 65.3%
		FHLMC - 35.9%
	68,450,000	1.38%, 05/01/2020	$67,426,604
	7,900,778	1.57%, 01/25/2022	7,778,643
	4,009,905	1 mo. USD LIBOR + 0.380%, 1.75%, 04/25/2020(2)	4,014,890
	1,018,364	2.50%, 12/15/2026(4)	54,025
	960,114	2.50%, 03/15/2028(4)	77,648
	676,687	2.50%, 05/15/2028(4)	49,997
	1,239,787	3.00%, 04/15/2028(4)	112,281
	980,608	3.00%, 05/15/2032(4)	81,864
	685,826	3.00%, 03/15/2033(4)	88,754
	4,356,576	3.00%, 11/01/2036	4,433,341
	1,900,958	3.00%, 06/15/2041	1,927,782
	4,378,996	3.00%, 07/15/2041	4,432,486
	153,161	3.00%, 09/01/2045	153,420
	3,976,180	3.00%, 05/15/2046	4,013,070
	1,098,731	3.00%, 08/15/2047	1,109,982
	5,400,000	3.19%, 07/25/2027	5,544,594
	6,205,000	3.50%, 11/15/2025	6,460,258
	1,206,437	3.50%, 06/15/2026(4)	88,387
	412,097	3.50%, 09/15/2026(4)	39,363
	716,122	3.50%, 03/15/2027(4)	66,350
	2,209,699	3.50%, 01/15/2028(4)	219,073
	409,662	4.00%, 07/15/2027(4)	43,329
	1,216,091	4.00%, 03/15/2028(4)	116,534
	631,027	4.00%, 06/15/2028(4)	67,294

The accompanying notes are an integral part of these financial statements.

182

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 65.3% - (continued)
		FHLMC - 35.9% - (continued)
$	279,913	4.00%, 06/01/2044	$292,869
	800,000	4.00%, 01/01/2048(5)(6)	836,562
	13,549	4.50%, 12/01/2018	13,740
	2,385,871	4.50%, 02/15/2027(4)	265,750
	2,565,100	4.50%, 05/15/2034	2,663,835
	20,800,000	4.50%, 01/01/2048(5)(6)	22,109,751
	891,809	5.00%, 09/15/2033(4)	185,220
	4,215	5.50%, 06/01/2034	4,627
	36,526	5.50%, 10/01/2035	40,561
	58,066	5.50%, 04/01/2037	64,200
	781,590	5.50%, 12/01/2037	863,544
	293,143	5.50%, 04/01/2038	323,405
	17,797	5.50%, 05/01/2038	19,635
	1,455,955	5.50%, 08/01/2038	1,609,997
	2,910	5.50%, 12/01/2039	3,215
	36,442	6.00%, 10/01/2021	40,705
	50,227	6.00%, 10/01/2022	56,103
	75,118	6.00%, 01/01/2028	84,114
	19,429	6.00%, 04/15/2028	21,814
	43,077	6.00%, 05/15/2028(7)	47,306
	50,226	6.00%, 11/15/2028	55,013
	90,665	6.00%, 12/15/2028	99,106
	204,008	6.00%, 01/15/2029	228,408
	45,637	6.00%, 02/15/2029	50,057
	54,358	6.00%, 03/15/2029	61,034
	33,542	6.00%, 05/15/2029	36,710
	7,984	6.00%, 06/15/2029	8,709
	2,254	6.00%, 03/15/2031	2,552
	90,219	6.00%, 04/15/2031	101,494
	40,287	6.00%, 10/15/2031	44,786
	53,013	6.00%, 12/01/2031	60,100
	322,578	6.00%, 12/15/2031(7)	365,059
	422,768	6.00%, 12/15/2031	477,424
	15,909	6.00%, 05/15/2032	17,864
	926,137	6.00%, 06/15/2032	1,040,015
	762,882	6.00%, 09/15/2032	847,295
	72,156	6.00%, 10/15/2032	82,656
	542	6.00%, 11/01/2032	612
	50,625	6.00%, 11/15/2032	56,353
	15,189	6.00%, 04/01/2033	16,966
	16,923	6.00%, 09/01/2034	18,968
	6,434	6.50%, 04/01/2028	7,127
	302,041	6.50%, 08/15/2028	335,249
	649,753	6.50%, 05/15/2032	701,459
	103,400	6.50%, 08/01/2032	115,443
	236,987	6.50%, 09/01/2032	268,148
	25,008	7.00%, 10/01/2026	25,720
	3,859	7.00%, 03/01/2027	4,170
	1,884	7.00%, 12/01/2027	1,888
	1,055	7.00%, 02/01/2029	1,194
	632	7.00%, 05/01/2029	714
	1,589	7.00%, 09/01/2029	1,733
	567	7.00%, 02/01/2031	647
	84,077	7.00%, 04/01/2032	96,534
	59,198	7.00%, 05/01/2032	60,413
	58,389	7.00%, 06/01/2032	67,336
	92,346	7.00%, 11/01/2032	102,739
	2,922	7.50%, 05/01/2024	3,161
	489	7.50%, 06/01/2024	490
	1,134	7.50%, 06/01/2025	1,215
	4,720	8.00%, 08/01/2024	4,838

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 65.3% - (continued)
	FHLMC - 35.9% - (continued)
$4,840	8.00%, 09/01/2024	$4,977
6,960	8.00%, 10/01/2024	7,175

		143,430,473

	FNMA - 26.0%
1,729,195	1 mo. USD LIBOR + 0.400%, 1.64%, 10/25/2024(2)	1,728,197
1,884,836	1.70%, 04/25/2055(3)(4)	91,894
2,467,529	1 mo. USD LIBOR + 0.490%, 1.73%, 04/25/2024(2)	2,469,993
3,303,062	1.87%, 08/25/2044(3)(4)	146,075
2,462,714	1.92%, 06/25/2055(3)(4)	120,028
6,400,000	1.97%, 11/01/2023	6,197,442
1,492,598	2.00%, 09/25/2039	1,429,645
686,099	2.05%, 11/01/2023	667,781
3,400,559	2.22%, 10/01/2022	3,359,144
2,300,000	2.23%, 11/01/2023	2,255,193
6,046,830	2.25%, 10/01/2022	5,981,323
3,425,577	2.31%, 10/01/2022	3,402,920
200,000	2.45%, 11/01/2022	199,825
26,374	2.50%, 01/01/2043	25,573
274,406	2.54%, 03/01/2023	275,243
1,949,059	2.56%, 01/01/2019(8)	1,956,511
2,500,000	2.68%, 05/01/2025	2,506,656
96,089	2.74%, 04/01/2022	97,245
89,314	2.83%, 06/01/2022	90,650
2,017,910	2.85%, 06/01/2027	2,021,560
1,825,366	2.85%, 12/01/2027	1,819,546
1,290,286	2.88%, 12/01/2027	1,289,275
247,868	2.94%, 06/01/2022	252,526
3,880,666	2.97%, 06/01/2027	3,914,745
1,716,990	3.00%, 02/25/2027(4)	138,264
1,878,489	3.00%, 07/25/2027(4)	164,731
684,232	3.00%, 09/25/2027(4)	70,290
1,539,780	3.00%, 02/25/2028(4)	141,498
72,192	3.00%, 12/01/2030	73,571
1,631,215	3.00%, 06/25/2043	1,653,983
181,539	3.02%, 04/01/2022	183,929
515,000	3.07%, 06/01/2027	523,747
2,100,000	3.08%, 11/01/2027	2,133,588
1,885,000	3.10%, 10/01/2027	1,918,219
7,494,239	3.11%, 10/01/2021	7,664,658
583,036	3.25%, 12/01/2021	599,599
434,768	3.26%, 01/01/2022	446,408
262,635	3.41%, 11/01/2020	269,591
220,987	3.50%, 11/01/2020	227,571
4,264,469	3.50%, 04/25/2027(4)	422,322
746,398	3.50%, 05/25/2027(4)	77,352
1,227,439	3.50%, 10/25/2027(4)	130,111
380,645	3.50%, 08/25/2030(4)	44,830
874,802	3.50%, 02/25/2031(4)	83,184
701,206	3.50%, 09/25/2035(4)	107,437
12,504,283	3.50%, 04/25/2044	12,819,331
553,116	3.50%, 10/25/2046(4)	126,883
490,596	3.51%, 11/01/2021	508,820
1,035,050	3.59%, 09/01/2030	1,088,950
1,755,796	3.65%, 11/01/2021	1,829,799
84,514	3.65%, 08/01/2023	88,701
1,217,141	3.73%, 07/01/2022	1,268,915
2,908,575	3.75%, 06/01/2018	2,912,785
1,025,095	3.75%, 09/01/2023	1,081,358

The accompanying notes are an integral part of these financial statements.

183

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 65.3% - (continued)
		FNMA - 26.0% - (continued)
$	93,998	3.81%, 11/01/2023	$99,580
	189,746	3.83%, 07/01/2021	198,150
	284,391	3.85%, 01/01/2024	302,311
	377,830	3.87%, 01/01/2024	401,981
	384,223	3.89%, 10/01/2023	406,134
	2,700,000	3.98%, 07/01/2021	2,834,204
	177,842	3.99%, 07/01/2021	186,746
	1,243,588	4.00%, 05/25/2027(4)	124,714
	539,407	4.01%, 08/01/2021	567,411
	1,472,791	4.50%, 10/01/2040	1,576,043
	655,858	4.50%, 10/01/2041	702,908
	1,898,964	4.50%, 01/01/2043	2,035,873
	583,045	4.50%, 09/01/2043	623,767
	1,873,460	4.50%, 08/01/2044	2,006,430
	600,000	4.50%, 01/01/2048(5)(6)	638,344
	11,778	5.00%, 08/01/2018	11,990
	33,651	5.00%, 10/01/2018	34,258
	140,781	5.00%, 06/01/2025	149,463
	265,866	5.24%, 07/01/2019	275,813
	357,465	5.46%, 05/25/2042(3)(4)	38,847
	2,698	5.50%, 04/01/2018	2,697
	4,221	5.50%, 06/01/2018	4,224
	743	5.50%, 07/01/2018	745
	324,482	5.50%, 08/01/2019	330,386
	222,716	6.00%, 10/01/2023	248,802
	31,145	6.00%, 10/25/2028	34,802
	11,134	6.00%, 11/25/2028	12,270
	41,729	6.00%, 04/25/2029	45,694
	773	6.00%, 05/01/2029	873
	37,145	6.00%, 05/25/2029	40,807
	28,185	6.00%, 06/25/2029	31,507
	68,555	6.00%, 07/25/2029	75,472
	63,688	6.00%, 05/25/2031(7)	71,143
	282,107	6.00%, 05/25/2031(7)	309,665
	112,746	6.00%, 09/25/2031	127,014
	27,118	6.00%, 11/25/2031	30,305
	505,004	6.00%, 12/25/2031	557,045
	230,171	6.00%, 01/01/2032	259,052
	246	6.00%, 04/01/2032	275
	378	6.00%, 05/01/2032	427
	1,768	6.00%, 09/25/2032	1,943
	92,104	6.00%, 11/01/2032	102,900
	43,889	6.00%, 02/01/2033	49,672
	246,763	6.00%, 03/01/2033	279,552
	803,380	6.00%, 05/01/2033	909,572
	8,012	6.00%, 08/01/2034	8,953
	168,294	6.00%, 01/01/2035	190,515
	2,561,217	6.00%, 02/01/2037	2,898,711
	1,345,204	6.00%, 09/25/2047(4)	319,929
	30	6.50%, 04/01/2024	33
	201	6.50%, 04/01/2027	222
	15,194	6.50%, 04/01/2028	16,842
	124	6.50%, 05/01/2028	137
	7,875	6.50%, 10/01/2028	8,798
	131,398	6.50%, 11/01/2028	146,653
	73,141	6.50%, 12/01/2028	82,071
	361,620	6.50%, 06/25/2029(7)	387,258
	218,255	6.50%, 08/01/2029	244,588
	878	6.50%, 11/01/2030	973
	5,013	6.50%, 05/01/2031	5,697
	188,967	6.50%, 10/25/2031	212,119
	1,127,903	6.50%, 08/01/2032	1,274,554

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 65.3% - (continued)
		FNMA - 26.0% - (continued)
$	53,547	6.50%, 09/01/2032	$59,354
	215	7.00%, 11/01/2031	219
	327	7.00%, 12/01/2031	334
	245,511	7.00%, 02/01/2032	278,678
	5,744	7.50%, 06/01/2023	6,118
	1,833	8.00%, 10/01/2029	2,082
	94	8.00%, 03/01/2030	95
	5,923	8.00%, 04/01/2030	6,957
	23	8.00%, 06/01/2030	23
	15,702	8.00%, 10/01/2030	18,580
	26,567	8.00%, 12/01/2030	29,710
	121	9.00%, 08/01/2020	127
	15,618	9.00%, 09/01/2021	15,708

			104,057,264

		GNMA - 3.4%
	337,665	1.75%, 09/20/2043	325,812
	2,440,569	2.50%, 12/16/2039	2,426,954
	845,681	3.00%, 09/20/2028(4)	75,608
	449,989	3.00%, 02/16/2043(4)	80,443
	365,784	3.50%, 02/16/2027(4)	34,856
	880,374	3.50%, 03/20/2027(4)	90,423
	759,814	3.50%, 07/20/2040(4)	84,719
	1,108,103	3.50%, 02/20/2041(4)	132,713
	1,860,599	3.50%, 04/20/2042(4)	232,185
	2,660,527	3.50%, 10/20/2042(4)	535,528
	213,650	3.50%, 05/20/2043(4)	39,111
	1,692,458	3.50%, 07/20/2043(4)	259,475
	274,321	4.00%, 12/16/2026(4)	28,729
	3,765,772	4.00%, 05/20/2029(4)	387,202
	506,669	4.00%, 03/20/2043(4)	109,416
	250,642	4.00%, 01/20/2044(4)	53,791
	1,660,857	4.00%, 03/20/2047(4)	314,958
	2,544,176	4.00%, 07/20/2047(4)	504,273
	732,362	4.50%, 04/20/2045(4)	162,822
	814,762	5.00%, 01/20/2034	885,208
	2,145,957	5.00%, 02/16/2040(4)	503,708
	626,206	5.00%, 05/20/2040(4)	150,871
	525,239	5.00%, 01/16/2047(4)	121,852
	1,039,962	5.50%, 09/20/2033	1,141,093
	1,629,502	5.50%, 03/20/2039(4)	367,489
	1,618,451	5.50%, 02/16/2047(4)	356,430
	977,550	5.50%, 02/20/2047(4)	203,004
	461,026	6.00%, 01/15/2033	520,961
	338,743	6.00%, 02/15/2033	384,150
	1,701,104	6.00%, 09/20/2040(4)	407,285
	1,417,351	6.00%, 02/20/2046(4)	328,599
	37,809	6.50%, 12/15/2028	42,980
	30,100	6.50%, 05/15/2029	34,301
	451,217	6.50%, 05/16/2031	503,731
	29,061	6.50%, 09/15/2031	32,240
	233,600	6.50%, 10/15/2031	259,159
	239,493	6.50%, 11/15/2031	265,697
	252,017	6.50%, 01/15/2032	279,591
	11,040	7.00%, 06/20/2030	11,836
	15,928	7.00%, 05/15/2032	18,865
	45,549	7.00%, 07/15/2032	49,773
	104,528	7.00%, 09/15/2032	109,815
	619,612	7.00%, 10/15/2032	692,998
	1,276	7.50%, 04/15/2022	1,280
	3,287	7.50%, 01/15/2023	3,296

The accompanying notes are an integral part of these financial statements.

184

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 65.3% - (continued)
		GNMA - 3.4% - (continued)
$	667	7.50%, 05/15/2023	$701
	4,888	7.50%, 06/15/2023	5,168
	1,303	7.50%, 07/15/2023	1,307
	14,096	7.50%, 08/15/2023	14,216
	6,074	7.50%, 09/15/2023	6,091
	9,278	7.50%, 10/15/2023	9,564
	13,773	7.50%, 11/15/2023	14,352
	2,102	7.50%, 12/15/2023	2,107
	8,192	7.50%, 02/15/2024	8,415
	157	7.50%, 05/15/2024	168
	52,082	7.50%, 07/15/2027	56,250
	36,042	7.50%, 04/20/2030	42,016
	40	8.50%, 09/15/2019	40
	8,627	8.50%, 09/15/2024	9,413
	1,041	8.50%, 06/15/2029	1,080
	82	8.50%, 09/15/2029	82
	3,687	8.50%, 10/15/2029	3,782
	2,446	8.50%, 01/15/2030	2,730
	8,233	8.50%, 02/15/2030	8,308
	893	8.50%, 03/15/2030	944

			13,741,964

		Total U.S. Government Agencies (cost $262,024,380)	$261,229,701

U.S. GOVERNMENT SECURITIES - 22.5%
		Other Direct Federal Obligations - 1.2%
		FHLB - 1.2%
	4,825,000	1.88%, 08/01/2019	$4,818,824

		U.S. Treasury Securities - 21.3%
		U.S. Treasury Notes - 21.3%
	15,432,692	0.63%, 01/15/2026(9)	15,679,709
	16,560,000	1.88%, 07/31/2022	16,335,534
	15,850,000	2.25%, 11/15/2025	15,710,694
	1,900,000	2.38%, 05/15/2027	1,894,582
	34,550,000	2.75%, 11/15/2023	35,485,279

			85,105,798

		Total U.S. Government Securities (cost $90,483,912)	$89,924,622

		Total Long-Term Investments (cost $420,108,199)	$419,060,772

SHORT-TERM INVESTMENTS - 0.5%
		Other Investment Pools & Funds - 0.5%
	1,994,506	Fidelity Institutional Government Fund, Institutional Class, 1.16%(10)	$1,994,506

		Total Short-Term Investments (cost $1,994,506)	$1,994,506

Total Investments (cost $422,102,705)	105.2%	$421,055,278
Other Assets and Liabilities	(5.2)%	(20,981,277)

Total Net Assets	100.0%	$400,074,001

The accompanying notes are an integral part of these financial statements.

185

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2017, the aggregate value of these securities was $50,539,690, which represented 12.6% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2017.

(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Securities disclosed are interest-only strips.

(5)	Represents or includes a TBA transaction.

(6)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $23,639,378 at December 31, 2017.

(7)	These securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

(8)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(9)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(10)	Current yield as of period end.

Futures Contracts Outstanding at December 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	156	03/20/2018	$20,835,750	$(23,612)
U.S. Treasury 2-Year Note Future	134	03/29/2018	28,690,656	(56,541)
U.S. Treasury 5-Year Note Future	536	03/29/2018	62,263,938	(321,783)
U.S. Ultra Bond Future	51	03/20/2018	8,550,469	44,077

Total				$(357,859)

Short position contracts:
U.S. Treasury 10-Year Note Future	112	03/20/2018	$13,893,250	$(7,864)

Total futures contracts				$(365,723)

TBA Sale Commitments Outstanding at December 31, 2017
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$200,000	01/01/2048	$(199,969)	$(125)
FHLMC, 4.00%	200,000	01/01/2048	(209,141)	109
FNMA, 4.50%	27,650,000	01/01/2048	(29,417,006)	64,326

Total (proceeds receivable $29,890,426)			$(29,826,116)	$64,310

At December 31, 2017, the aggregate market value of TBA Sale Commitments represents (7.5)% of total net assets.

The accompanying notes are an integral part of these financial statements.

186

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2017

OTC Credit Default Swap Contracts Outstanding at December 31, 2017
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.AAA.9	MSC	USD	25,345,000	(0.50%)	09/17/58	Monthly	$—	$(22,200)	$(47,958)	$(25,758)
CMBX.NA.AAA.9	MSC	USD	15,980,000	(0.50%)	09/17/58	Monthly	—	(1,996)	(30,238)	(28,242)

Total							$—	$(24,196)	$(78,196)	$(54,000)

Sell protection:
CMBX.NA.AAA.10	MSC	USD	25,345,000	0.50%	11/17/59	Monthly	$—	$(96,599)	$(50,303)	$46,296
CMBX.NA.AAA.10	MSC	USD	15,980,000	0.50%	11/17/59	Monthly	—	(84,509)	(31,716)	52,793

Total							$—	$(181,108)	$(82,019)	$99,089

Total traded indices							$—	$(205,304)	$(160,215)	$45,089

Total OTC contracts							$—	$(205,304)	$(160,215)	$45,089

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at December 31, 2017
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3M USD LIBOR	2.25% Fixed	USD	28,850,000	03/21/28	Semi-Annual	$434,240	$—	$436,571	$2,331
3M USD LIBOR	2.54% Fixed	USD	2,100,000	11/15/43	Semi-Annual	8,896	—	(1,462)	(10,358)
3M USD LIBOR	2.69% Fixed	USD	3,275,000	11/15/43	Semi-Annual	—	—	(93,357)	(93,357)

Total						$443,136	$—	$341,752	$(101,384)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
GSC	Goldman Sachs & Co.
MSC	Morgan Stanley

Index Abbreviations:
CMBX.NA	Markit Commercial Mortgage Backed North American

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

187

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$67,906,449	$—	$67,906,449	$—
U.S. Government Agencies	261,229,701	—	261,229,701	—
U.S. Government Securities	89,924,622	—	89,924,622	—
Short-Term Investments	1,994,506	1,994,506	—	—
Futures Contracts(2)	44,077	44,077	—	—
Swaps - Credit Default(2)	99,089	—	99,089	—
Swaps - Interest Rate(2)	2,331	—	2,331	—

Total	$421,200,775	$2,038,583	$419,162,192	$—

Liabilities
Futures Contracts(2)	$(409,800)	$(409,800)	$—	$—
Swaps - Credit Default(2)	(54,000)	—	(54,000)	—
Swaps - Interest Rate(2)	(103,715)	—	(103,715)	—
TBA Sale Commitments	(29,826,116)	—	(29,826,116)	—

Total	$(30,393,631)	$(409,800)	$(29,983,831)	$—

(1)	For the year ended December 31, 2017 , there were no transfers between Level 1 and Level 2, and investments valued at $1,285,000 were transferred from Level 3 to Level 2 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable inputs.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

188

Hartford Value HLS Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9%
	Banks - 16.5%
376,820	Bank of America Corp.	$11,123,726
197,415	Citigroup, Inc.	14,689,650
225,642	JP Morgan Chase & Co.	24,130,155
42,050	M&T Bank Corp.	7,190,130
89,130	PNC Financial Services Group, Inc.	12,860,568
277,015	Wells Fargo & Co.	16,806,500

		86,800,729

	Capital Goods - 8.8%
22,665	3M Co.	5,334,661
36,420	Caterpillar, Inc.	5,739,064
105,335	Eaton Corp. plc	8,322,518
81,940	Fortune Brands Home & Security, Inc.	5,607,974
226,660	General Electric Co.	3,955,217
85,015	Ingersoll-Rand plc	7,582,488
72,580	Triumph Group, Inc.	1,974,176
61,260	United Technologies Corp.	7,814,938

		46,331,036

	Commercial & Professional Services - 0.6%
89,230	Nielsen Holdings plc	3,247,972

	Consumer Durables & Apparel - 1.0%
154,315	PulteGroup, Inc.	5,130,974

	Consumer Services - 2.1%
79,013	Hilton Worldwide Holdings, Inc.	6,309,978
88,530	Norwegian Cruise Line Holdings Ltd.*	4,714,223

		11,024,201

	Diversified Financials - 5.2%
12,695	BlackRock, Inc.	6,521,549
25,670	Goldman Sachs Group, Inc.	6,539,689
177,610	Invesco Ltd.	6,489,869
71,400	Nasdaq, Inc.	5,485,662
59,290	Thomson Reuters Corp.	2,584,451

		27,621,220

	Energy - 10.3%
167,060	Canadian Natural Resources Ltd.	5,967,383
99,805	Chevron Corp.	12,494,588
71,360	EOG Resources, Inc.	7,700,458
80,285	Exxon Mobil Corp.	6,715,037
131,985	Halliburton Co.	6,450,107
342,709	Marathon Oil Corp.	5,802,063
45,030	Occidental Petroleum Corp.	3,316,910
27,640	Pioneer Natural Resources Co.	4,777,574
198,350	Southwestern Energy Co.*	1,106,793

		54,330,913

	Food, Beverage & Tobacco - 4.0%
75,480	British American Tobacco plc	5,102,358
43,413	Kraft Heinz Co.	3,375,795
109,180	Mondelez International, Inc. Class A	4,672,904
74,380	Philip Morris International, Inc.	7,858,247

		21,009,304

	Health Care Equipment & Services - 3.4%
89,466	Medtronic plc	7,224,379
35,745	UnitedHealth Group, Inc.	7,880,343
21,700	Zimmer Biomet Holdings, Inc.	2,618,539

		17,723,261

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Household & Personal Products - 0.7%
70,450	Unilever N.V.	$3,967,744

	Insurance - 6.7%
74,795	American International Group, Inc.	4,456,286
55,020	Chubb Ltd.	8,040,072
75,170	Marsh & McLennan Cos., Inc.	6,118,086
107,080	MetLife, Inc.	5,413,965
43,915	Principal Financial Group, Inc.	3,098,642
69,875	Unum Group	3,835,439
122,210	XL Group Ltd.	4,296,904

		35,259,394

	Materials - 3.0%
118,760	DowDuPont, Inc.	8,458,087
123,275	International Paper Co.	7,142,554

		15,600,641

	Media - 2.6%
71,820	CBS Corp. Class B	4,237,380
149,080	Comcast Corp. Class A	5,970,654
106,070	Viacom, Inc. Class B	3,268,017

		13,476,051

	Pharmaceuticals, Biotechnology & Life Sciences - 7.7%
34,680	Allergan plc	5,672,954
27,410	Amgen, Inc.	4,766,599
154,730	AstraZeneca plc ADR	5,369,131
113,840	Bristol-Myers Squibb Co.	6,976,115
182,020	Merck & Co., Inc.	10,242,266
29,157	Roche Holding AG	7,372,499

		40,399,564

	Real Estate - 1.0%
182,090	Park Hotels & Resorts, Inc. REIT	5,235,087

	Retailing - 4.1%
29,680	Home Depot, Inc.	5,625,251
82,760	L Brands, Inc.	4,983,807
228,450	Liberty Interactive Corp. QVC Group Class A*	5,578,749
69,140	TJX Cos., Inc.	5,286,444

		21,474,251

	Semiconductors & Semiconductor Equipment - 5.5%
37,780	Analog Devices, Inc.	3,363,553
291,430	Intel Corp.	13,452,409
91,395	Maxim Integrated Products, Inc.	4,778,130
115,240	QUALCOMM, Inc.	7,377,665

		28,971,757

	Software & Services - 3.0%
70,500	Cognizant Technology Solutions Corp. Class A	5,006,910
126,310	eBay, Inc.*	4,766,940
67,895	Microsoft Corp.	5,807,738

		15,581,588

	Technology Hardware & Equipment - 4.6%
387,970	Cisco Systems, Inc.	14,859,251
111,070	NetApp, Inc.	6,144,392
682,960	Nokia Oyj ADR	3,182,594

		24,186,237

	Telecommunication Services - 1.6%
162,120	Verizon Communications, Inc.	8,581,012

The accompanying notes are an integral part of these financial statements.

189

Hartford Value HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Transportation - 2.1%
131,615	Schneider National, Inc. Class B	$3,758,924
55,820	Union Pacific Corp.	7,485,462

		11,244,386

	Utilities - 3.4%
40,040	Dominion Energy, Inc.	3,245,642
76,100	Edison International	4,812,564
103,905	Eversource Energy	6,564,718
22,835	NextEra Energy, Inc.	3,566,599

		18,189,523

	Total Common Stocks (cost $368,024,641)	$515,386,845

	Total Long-Term Investments (cost $368,024,641)	$515,386,845

SHORT-TERM INVESTMENTS - 2.1%
	Other Investment Pools & Funds - 2.1%
11,323,351	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.17%(1)	$11,323,351

	Total Short-Term Investments (cost $11,323,351)	$11,323,351

Total Investments (cost $379,347,992)	100.0%	$526,710,196
Other Assets and Liabilities	0.0%	(224,387)

Total Net Assets	100.0%	$526,485,809

The accompanying notes are an integral part of these financial statements.

190

Hartford Value HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

191

Hartford Value HLS Fund

Schedule of Investments – (continued)

December 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Banks	$86,800,729	$86,800,729	$—	$—
Capital Goods	46,331,036	46,331,036	—	—
Commercial & Professional Services	3,247,972	3,247,972	—	—
Consumer Durables & Apparel	5,130,974	5,130,974	—	—
Consumer Services	11,024,201	11,024,201	—	—
Diversified Financials	27,621,220	27,621,220	—	—
Energy	54,330,913	54,330,913	—	—
Food, Beverage & Tobacco	21,009,304	15,906,946	5,102,358	—
Health Care Equipment & Services	17,723,261	17,723,261	—	—
Household & Personal Products	3,967,744	3,967,744	—	—
Insurance	35,259,394	35,259,394	—	—
Materials	15,600,641	15,600,641	—	—
Media	13,476,051	13,476,051	—	—
Pharmaceuticals, Biotechnology & Life Sciences	40,399,564	33,027,065	7,372,499	—
Real Estate	5,235,087	5,235,087	—	—
Retailing	21,474,251	21,474,251	—	—
Semiconductors & Semiconductor Equipment	28,971,757	28,971,757	—	—
Software & Services	15,581,588	15,581,588	—	—
Technology Hardware & Equipment	24,186,237	24,186,237	—	—
Telecommunication Services	8,581,012	8,581,012	—	—
Transportation	11,244,386	11,244,386	—	—
Utilities	18,189,523	18,189,523	—	—
Short-Term Investments	11,323,351	11,323,351	—	—

Total	$526,710,196	$514,235,339	$12,474,857	$—

(1)	For the year ended December 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

192

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193

Hartford HLS Funds

Statements of Assets and Liabilities

December 31, 2017

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund
Assets:
Investments in securities, at market value	$2,368,734,743	$5,059,977,537	$698,894,399
Cash	37,161	—	—
Foreign currency	—	159,103	—
Unrealized appreciation on foreign currency contracts	—	22,177	—
Receivables:
Investment securities sold	1,507,543	8,984,036	—
Fund shares sold	55,140	559,466	1,879
Dividends and interest	7,751,592	4,517,178	673,090
Tax reclaims	658,452	1,194,590	—
Other assets	8,256	657	15,957

Total assets	2,378,752,887	5,075,414,744	699,585,325

Liabilities:
Unrealized depreciation on foreign currency contracts	—	252,380	—
Cash collateral due to broker on futures contracts	—	—	39
Payables:
Investment securities purchased	3,142,817	11,850,787	668,251
Fund shares redeemed	1,074,625	2,722,629	910,478
Investment management fees	1,190,170	2,751,574	434,416
Transfer agent fees	935	1,405	911
Accounting services fees	36,260	72,111	8,350
Board of Directors’ fees	12,371	27,297	3,588
Variation margin on futures contracts	44,302	—	—
Distribution fees	58,903	127,426	17,981
Accrued expenses	211,466	413,121	126,834

Total liabilities	5,771,849	18,218,730	2,170,848

Net assets	$2,372,981,038	$5,057,196,014	$697,414,477

Summary of Net Assets:
Capital stock and paid-in-capital	$1,770,568,523	$4,036,526,632	$451,860,008
Undistributed (distributions in excess of) net investment income	975,147	3,396,603	490,218
Accumulated net realized gain (loss)	79,654,428	366,799,103	59,083,624
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	521,782,940	650,473,676	185,980,627

Net assets	$2,372,981,038	$5,057,196,014	$697,414,477

Shares authorized	9,700,000,000	5,450,000,000	3,500,000,000

Par value	$0.0010	$0.0010	$0.0010

Class IA: Net asset value per share	$31.02	$48.16	$15.43

Shares outstanding	67,538,360	92,565,115	39,718,890

Net Assets	$2,095,245,783	$4,457,602,510	$613,037,362

Class IB: Net asset value per share	$31.48	$47.48	$15.27

Shares outstanding	8,822,728	11,996,612	5,524,279

Net Assets	$277,735,255	$569,614,550	$84,377,115

Class IC: Net asset value per share	$—	$47.76	$—

Shares outstanding	—	627,641	—

Net Assets	$—	$29,978,954	$—

Cost of investments	$1,847,130,645	$4,409,247,535	$512,913,772
Cost of foreign currency	$—	$159,101	$—

The accompanying notes are an integral part of these financial statements.

194

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

December 31, 2017

Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford Healthcare HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund

$3,619,178,097	$519,801,452	$1,511,732,659	$335,411,660	$295,088,282	$1,587,085,047	$2,221,817,095
—	—	—	—	2,160,435	—	—
—	34,495	—	—	—	142,773	—
—	—	—	—	—	—	—

—	—	9,997,379	—	4,978	1,267,848	—
486,452	97,474	80,303	179,399	6,183	873,126	1,486,061
4,696,011	171,231	211,699	200,073	4,688,563	1,050,668	1,163,575
530,123	566,194	166,949	18,567	—	2,868,424	—
5,504	17,163	20,703	14,937	16,995	16,058	21,240

3,624,896,187	520,688,009	1,522,209,692	335,824,636	301,965,436	1,593,303,944	2,224,487,971

—	—	—	—	60,543	—	—
—	—	—	—	—	—	—

1,012,507	—	10,887,330	72,057	—	—	6,822,331
1,818,137	3,191,766	814,303	52,660	115,710	11,578,391	1,385,208
1,991,121	328,858	780,558	238,690	179,129	911,421	1,239,571
987	918	1,351	937	872	1,202	1,333
42,839	6,160	23,162	3,991	3,583	18,751	26,102
18,219	2,562	7,635	1,855	1,665	7,571	10,587
—	—	—	—	—	—	—
93,587	17,890	39,046	9,622	15,160	34,261	19,911
268,008	117,334	211,044	46,623	98,904	232,127	88,887

5,245,405	3,665,488	12,764,429	426,435	475,566	12,783,724	9,593,930

$3,619,650,782	$517,022,521	$1,509,445,263	$335,398,201	$301,489,870	$1,580,520,220	$2,214,894,041

$2,103,025,703	$331,246,334	$1,039,632,858	$260,926,914	$297,568,113	$1,346,859,296	$1,422,817,402
4,161,698	2,472,553	(1,183,092)	(135,601)	16,495,652	26,985,652	(201,237)
354,850,035	43,440,474	201,460,558	14,622,725	(15,707,586)	(5,858,578)	197,872,061
1,157,613,346	139,863,160	269,534,939	59,984,163	3,133,691	212,533,850	594,405,815

$3,619,650,782	$517,022,521	$1,509,445,263	$335,398,201	$301,489,870	$1,580,520,220	$2,214,894,041

4,200,000,000	3,600,000,000	900,000,000	800,000,000	2,800,000,000	2,825,000,000	2,600,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

$23.95	$27.89	$38.42	$22.46	$8.20	$17.46	$40.10

132,731,332	15,507,747	34,520,690	12,941,237	28,072,576	81,218,711	53,773,296

$3,179,539,708	$432,580,806	$1,326,200,871	$290,602,516	$230,100,781	$1,418,078,488	$2,156,044,044

$23.85	$27.63	$36.91	$21.35	$8.06	$17.68	$39.18

18,453,539	3,055,863	4,042,360	2,098,640	8,858,877	9,189,317	1,502,149

$440,111,074	$84,441,715	$149,211,681	$44,795,685	$71,389,089	$162,441,732	$58,849,997

$—	$—	$37.71	$—	$—	$—	$—

—	—	902,495	—	—	—	—

$—	$—	$34,032,711	$—	$—	$—	$—

$2,461,575,086	$379,936,381	$1,242,189,372	$275,427,248	$291,895,071	$1,374,575,062	$1,627,411,280
$—	$34,495	$—	$—	$—	$142,774	$—

The accompanying notes are an integral part of these financial statements.

195

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

December 31, 2017

	Hartford MidCap Value HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Small Company HLS Fund
Assets:
Investments in securities, at market value	$375,179,361	$1,331,543,910	$609,041,703
Cash	—	—	—
Cash collateral due from broker on swap contracts	—	—	—
Foreign currency	12	—	5
Unrealized appreciation on OTC swap contracts	—	—	—
Unrealized appreciation on foreign currency contracts	—	—	—
Receivables:
Investment securities sold	797,093	1,021,343	4,394,535
Fund shares sold	1,471	4,011,831	90,197
Dividends and interest	326,718	834,830	355,052
Tax reclaims	7,475	—	—
Variation margin on futures contracts	—	—	—
OTC swap contracts premiums paid	—	—	—
Other assets	17,501	17,214	14,859

Total assets	376,329,631	1,337,429,128	613,896,351

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	—
Bank overdraft	—	—	—
Unrealized depreciation on OTC swap contracts	—	—	—
Cash collateral due to broker on swap contracts	—	—	—
TBA sale commitments, at market value	—	—	—
Payables:
Investment securities purchased	979,247	340,903	5,131,503
Fund shares redeemed	152,011	1,152,965	60,549
Investment management fees	254,003	690,391	379,855
Transfer agent fees	852	1,298	961
Accounting services fees	4,445	20,457	9,280
Board of Directors’ fees	1,921	6,725	3,687
Variation margin on centrally cleared swap contracts	—	—	—
Distribution fees	18,454	77,807	12,086
Accrued expenses	81,228	106,260	95,702
OTC swap contracts premiums received	—	—	—

Total liabilities	1,492,161	2,396,806	5,693,623

Net assets	$374,837,470	$1,335,032,322	$608,202,728

Summary of Net Assets:
Capital stock and paid-in-capital	$265,466,671	$964,681,101	$454,258,288
Undistributed (distributions in excess of) net investment income	1,237,586	—	—
Accumulated net realized gain (loss)	22,208,472	82,092,358	39,018,893
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	85,924,741	288,258,863	114,925,547

Net assets	$374,837,470	$1,335,032,322	$608,202,728

Shares authorized	1,200,000,000	700,000,000	1,500,000,000

Par value	$0.0010	$0.0010	$0.0010

Class IA: Net asset value per share	$12.60	$32.13	$20.42

Shares outstanding	22,826,474	29,902,932	26,987,660

Net Assets	$287,688,287	$960,689,933	$551,010,202

Class IB: Net asset value per share	$12.50	$31.28	$18.97

Shares outstanding	6,969,589	11,966,318	3,015,219

Net Assets	$87,149,183	$374,342,389	$57,192,526

Cost of investments	$289,253,445	$1,043,285,047	$494,116,156
Cost of foreign currency	$12	$—	$5
Proceeds receivable of TBA sale commitments	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

196

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

December 31, 2017

Hartford Small/Mid Cap Equity HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund

$98,897,520	$1,526,577,264	$2,907,292,822	$524,890,493	$421,055,278	$526,710,196
—	—	577,837	18,865	—	—
—	—	—	—	1,941,071	—
—	128,037	725,630	—	—	—
—	—	1,170,799	—	99,089	—
—	—	191,937	—	—	—

—	1,822,652	343,925,599	—	30,581,005	—
20,709	18,030	382,429	553,302	5,023	66,966
176,686	2,208,151	12,920,128	1,228,516	1,379,363	656,893
—	934,718	3,200	277	—	208,725
—	—	924,397	—	96,219	—
—	—	6,391,619	—	—	—
19,132	11,497	19,643	16,286	26,183	18,818

99,114,047	1,531,700,349	3,274,526,040	526,707,739	455,183,231	527,661,598

—	—	673,631	—	—	—
—	—	—	—	13,246	—
—	—	3,770,540	—	54,000	—
—	—	910,000	—	—	—
—	—	292,744,567	—	29,826,116	—

—	2,935,079	557,219,976	—	24,267,453	—
4,528	6,298,279	1,218,418	331,792	396,109	724,281
67,437	620,639	953,619	179,870	154,074	334,169
833	895	954	913	869	938
1,180	18,153	36,658	6,295	4,793	6,270
502	7,894	13,112	3,013	2,302	2,706
—	—	198,019	—	66,491	—
3,179	30,440	52,928	13,950	15,085	16,054
40,651	173,094	271,492	104,826	103,388	91,371
—	—	10,170,899	—	205,304	—

118,310	10,084,473	868,234,813	640,659	55,109,230	1,175,789

$98,995,737	$1,521,615,876	$2,406,291,227	$526,067,080	$400,074,001	$526,485,809

$71,449,625	$1,162,071,543	$2,293,527,914	$521,395,828	$479,046,958	$339,877,679
923,002	893,471	89,462,062	5,554,675	8,420,308	—
8,503,426	(5,371,524)	9,867,013	(685,090)	(85,988,130)	39,245,256
18,119,684	364,022,386	13,434,238	(198,333)	(1,405,135)	147,362,874

$98,995,737	$1,521,615,876	$2,406,291,227	$526,067,080	$400,074,001	$526,485,809

900,000,000	4,200,000,000	5,000,000,000	14,000,000,000	700,000,000	800,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

$8.81	$79.57	$11.32	$10.06	$10.21	$16.05

9,552,233	17,321,328	190,661,950	45,802,427	32,296,415	28,095,078

$84,144,386	$1,378,245,403	$2,157,506,384	$460,643,248	$329,888,945	$450,787,579

$8.75	$79.54	$11.25	$10.05	$10.20	$16.02

1,696,389	1,802,447	22,105,040	6,511,960	6,881,854	4,723,828

$14,851,351	$143,370,473	$248,784,843	$65,423,832	$70,185,056	$75,698,230

$80,777,836	$1,162,540,840	$2,888,761,784	$525,088,826	$422,102,705	$379,347,992
$—	$128,451	$738,500	$—	$—	$—
$—	$—	$292,617,143	$—	$29,890,426	$—

The accompanying notes are an integral part of these financial statements.

197

Hartford HLS Funds

Statements of Operations

For the Year Ended December 31, 2017

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund
Investment Income:
Dividends	$31,592,637	$81,786,307	$12,081,442
Non-cash dividends	693,402	1,112,374	—
Interest	26,060,936	623,398	53,247
Other income	—	—	—
Less: Foreign tax withheld	(305,610)	(1,861,680)	—

Total investment income, net	58,041,365	81,660,399	12,134,689

Expenses:
Investment management fees	14,497,948	32,835,730	4,969,384
Administrative services fees
Class IC	—	64,462	—
Transfer agent fees
Class IA	5,018	7,555	4,806
Class IB	671	945	663
Class IC	—	43	—
Distribution fees
Class IB	687,736	1,421,681	206,318
Class IC	—	64,462	—
Custodian fees	18,697	195,152	2,592
Registration and filing fees	33,059	47,105	31,287
Accounting services fees	420,064	859,032	95,291
Board of Directors’ fees	66,412	147,466	19,326
Audit fees	37,667	43,092	27,332
Other expenses	282,009	680,904	158,666

Total expenses (before waivers and fees paid indirectly)	16,049,281	36,367,629	5,515,665

Management fee waivers	(700,107)	—	—
Commission recapture	(645)	(131,862)	(4,732)

Total waivers and fees paid indirectly	(700,752)	(131,862)	(4,732)

Total expenses, net	15,348,529	36,235,767	5,510,933

Net Investment Income (Loss)	42,692,836	45,424,632	6,623,756

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	174,056,659	645,819,225	66,444,070
Net realized gain (loss) on futures contracts	(687,189)	—	(37,464)
Net realized gain (loss) on swap contracts	—	—	—
Net realized gain (loss) on foreign currency contracts	—	(3,400,588)	—
Net realized gain (loss) on other foreign currency transactions	16,339	(496,772)	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	173,385,809	641,921,865	66,406,606

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	121,580,459	341,688,741	61,943,262
Net unrealized appreciation (depreciation) of futures contracts	349,426	—	—
Net unrealized appreciation (depreciation) of swap contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	(1,220,777)	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	72,387	244,396	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	122,002,272	340,712,360	61,943,262

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	295,388,081	982,634,225	128,349,868

Net Increase (Decrease) in Net Assets Resulting from Operations	$338,080,917	$1,028,058,857	$134,973,624

The accompanying notes are an integral part of these financial statements.

198

Hartford HLS Funds

Statements of Operations – (continued)

For the Year Ended December 31, 2017

Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford Healthcare HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund

$85,854,523	$6,806,860	$7,318,512	$3,060,635	$17,734	$32,044,197	$14,534,662
—	18,377	—	—	—	2,434,701	—
453,483	49,974	37,248	76,245	19,322,213	277,952	40,860
—	—	176	—	—	—	—
(1,171,789)	(321,411)	(24,198)	(27,400)	—	(3,555,519)	(84,107)

85,136,217	6,553,800	7,331,738	3,109,480	19,339,947	31,201,331	14,491,415

22,726,532	3,598,446	8,765,796	2,797,868	2,189,266	9,731,119	13,511,146

—	—	76,659	—	—	—	—

5,307	4,600	7,170	4,803	4,033	6,556	7,509
750	928	811	790	1,267	820	389
—	—	173	—	—	—	—

1,083,554	200,920	359,181	117,923	186,810	391,972	250,085
—	—	76,659	—	—	—	—
18,118	15,366	16,170	10,283	2,159	87,988	10,095
33,919	31,094	62,957	31,936	30,385	32,657	38,193
490,134	67,112	259,974	46,775	43,785	198,377	283,050
99,124	13,362	40,401	9,511	8,954	39,072	56,398
31,255	28,917	24,668	29,555	34,676	44,290	28,878
436,389	135,677	333,313	39,042	85,775	260,579	168,833

24,925,082	4,096,422	10,023,932	3,088,486	2,587,110	10,793,430	14,354,576

—	—	—	—	—	—	—
(29,650)	(7,787)	(48,831)	(710)	—	(39,278)	(24,553)

(29,650)	(7,787)	(48,831)	(710)	—	(39,278)	(24,553)

24,895,432	4,088,635	9,975,101	3,087,776	2,587,110	10,754,152	14,330,023

60,240,785	2,465,165	(2,643,363)	21,704	16,752,837	20,447,179	161,392

372,551,956	43,990,724	216,018,084	20,678,390	4,652,066	113,758,326	232,241,888
—	—	—	—	—	—	—
—	—	—	—	748,401	—	—
—	—	—	—	(258,036)	(1,419,611)	—
18,412	(32,206)	(50,326)	(152)	(9,626)	57,368	(612)

372,570,368	43,958,518	215,967,758	20,678,238	5,132,805	112,396,083	232,241,276

160,613,300	86,396,905	164,600,072	42,616,676	1,088,808	178,471,070	210,733,817
—	—	—	—	—	—	—
—	—	—	—	(302,502)	—	—
—	—	—	—	(19,105)	—	—
9,509	55,897	5,189	1,267	2,519	343,076	—

160,622,809	86,452,802	164,605,261	42,617,943	769,720	178,814,146	210,733,817

533,193,177	130,411,320	380,573,019	63,296,181	5,902,525	291,210,229	442,975,093

$593,433,962	$132,876,485	$377,929,656	$63,317,885	$22,655,362	$311,657,408	$443,136,485

The accompanying notes are an integral part of these financial statements.

199

Hartford HLS Funds

Statements of Operations – (continued)

For the Year Ended December 31, 2017

	Hartford MidCap Value HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Small Company HLS Fund
Investment Income:
Dividends	$4,666,525	$7,473,630	$3,079,923
Non-cash dividends	—	—	—
Interest	40,398	92,360	49,395
Other income	—	—	—
Less: Foreign tax withheld	(46,691)	—	—

Total investment income, net	4,660,232	7,565,990	3,129,318

Expenses:
Investment management fees	2,988,263	7,834,554	5,166,179
Transfer agent fees
Class IA	3,922	6,184	5,306
Class IB	1,196	1,595	511
Class IC	—	—	—
Distribution fees
Class IB	218,170	665,382	155,616
Custodian fees	8,657	9,066	11,302
Registration and filing fees	30,600	39,032	32,588
Accounting services fees	52,295	232,037	127,765
Board of Directors’ fees	10,654	36,272	21,242
Audit fees	26,645	26,395	30,661
Other expenses	86,642	180,028	117,903

Total expenses (before waivers and fees paid indirectly)	3,427,044	9,030,545	5,669,073

Commission recapture	(6,521)	(9,676)	(28,490)

Total waivers and fees paid indirectly	(6,521)	(9,676)	(28,490)

Total expenses, net	3,420,523	9,020,869	5,640,583

Net Investment Income (Loss)	1,239,709	(1,454,879)	(2,511,265)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	23,405,710	99,838,478	136,476,941
Net realized gain (loss) on purchased options contracts	—	—	—
Net realized gain (loss) on futures contracts	—	—	—
Net realized gain (loss) on written options contracts	—	—	—
Net realized gain (loss) on swap contracts	—	—	—
Net realized gain (loss) on foreign currency contracts	—	—	—
Net realized gain (loss) on other foreign currency transactions	(4,447)	—	(8,291)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	23,401,263	99,838,478	136,468,650

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	22,238,716	137,585,826	35,311,309
Net unrealized appreciation (depreciation) of purchased options contracts	—	—	—
Net unrealized appreciation (depreciation) of futures contracts	—	—	—
Net unrealized appreciation (depreciation) of swap contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	904	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	22,239,620	137,585,826	35,311,309

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	45,640,883	237,424,304	171,779,959

Net Increase (Decrease) in Net Assets Resulting from Operations	$46,880,592	$235,969,425	$169,268,694

The accompanying notes are an integral part of these financial statements.

200

Hartford HLS Funds

Statements of Operations – (continued)

For the Year Ended December 31, 2017

Hartford Small/Mid Cap Equity HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund

$1,716,026	$33,914,226	$136,233	$—	$—	$12,057,618
83,903	—	—	—	—	257,948
5,704	186,479	85,426,226	8,144,189	9,779,219	39,612
—	—	—	—	—	—
(3,315)	(172,989)	(70,130)	(132)	—	(102,918)

1,802,318	33,927,716	85,492,329	8,144,057	9,779,219	12,252,260

791,188	7,128,322	11,446,948	2,249,710	1,915,320	3,881,396

4,226	4,853	5,211	4,789	4,301	4,862
778	512	608	705	927	833
—	—	—	—	—	—

38,478	354,470	639,322	180,574	188,661	189,884
—	8,571	36,954	2,862	2,895	3,634
33,046	31,459	33,448	31,559	32,986	32,097
13,846	208,159	440,380	78,740	59,588	72,726
2,816	42,270	70,025	16,324	12,322	14,797
24,715	28,474	41,172	43,796	21,483	27,034
35,860	242,450	380,471	108,023	107,687	106,742

944,953	8,049,540	13,094,539	2,717,082	2,346,170	4,334,005

—	(17)	—	—	—	(908)

—	(17)	—	—	—	(908)

944,953	8,049,523	13,094,539	2,717,082	2,346,170	4,333,097

857,365	25,878,193	72,397,790	5,426,975	7,433,049	7,919,163

8,513,724	127,970,955	34,119,755	110,447	(1,943,451)	43,231,817
—	—	479,287	—	—	—
—	—	7,587,676	—	(1,128,902)	—
—	—	(55,730)	—	—	—
—	—	3,831,610	—	543,143	—
—	—	330,232	—	—	—
—	(16,885)	631,908	—	—	336

8,513,724	127,954,070	46,924,738	110,447	(2,529,210)	43,232,153

3,773,225	115,280,500	17,228,200	(117,494)	1,221,230	23,105,297
—	—	(469,059)	—	—	—
—	—	(1,652,213)	—	10,785	—
—	—	(8,050,546)	—	(482,589)	—
—	—	(3,976,407)	—	—	—
—	81,360	(16,231)	—	—	16,224

3,773,225	115,361,860	3,063,744	(117,494)	749,426	23,121,521

12,286,949	243,315,930	49,988,482	(7,047)	(1,779,784)	66,353,674

$13,144,314	$269,194,123	$122,386,272	$5,419,928	$5,653,265	$74,272,837

The accompanying notes are an integral part of these financial statements.

201

Hartford HLS Funds

Statements of Changes in Net Assets

	Hartford Balanced HLS Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Operations:
Net investment income (loss)	$42,692,836	$48,507,412
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	173,385,809	121,535,739
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	122,002,272	(31,380,933)

Net Increase (Decrease) in Net Assets Resulting from Operations	338,080,917	138,662,218

Distributions to Shareholders:
From net investment income
Class IA	(47,464,119)	(57,374,388)
Class IB	(5,534,060)	(6,967,476)
Class IC	—	—

Total from net investment income	(52,998,179)	(64,341,864)

From net realized gain on investments
Class IA	—	—
Class IB	—	—
Class IC	—	—

Total from net realized gain on investments	—	—

Total distributions	(52,998,179)	(64,341,864)

Capital Share Transactions:
Sold	27,191,961	16,656,289
Issued on reinvestment of distributions	52,998,179	64,341,864
Redeemed	(311,772,955)	(347,720,604)

Net (decrease) from capital share transactions	(231,582,815)	(266,722,451)

Net Increase (Decrease) in Net Assets	53,499,923	(192,402,097)

Net Assets:
Beginning of period	2,319,481,115	2,511,883,212

End of period	$2,372,981,038	$2,319,481,115

Undistributed (distributions in excess of) net investment income	$975,147	$11,750,519

The accompanying notes are an integral part of these financial statements.

202

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Capital Appreciation HLS Fund		Hartford Disciplined Equity HLS Fund		Hartford Dividend and Growth HLS Fund		Hartford Global Growth HLS Fund
For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

$45,424,632	$53,795,941	$6,623,756	$5,052,429	$60,240,785	$63,831,553	$2,465,165	$2,220,012
641,921,865	79,277,863	66,406,606	65,702,486	372,570,368	221,827,116	43,958,518	22,209,878
340,712,360	145,100,780	61,943,262	(33,370,153)	160,622,809	165,887,284	86,452,802	(17,164,817)

1,028,058,857	278,174,584	134,973,624	37,384,762	593,433,962	451,545,953	132,876,485	7,265,073

(47,670,675)	(50,908,581)	(5,455,397)	(5,255,939)	(50,138,723)	(58,859,706)	(2,060,335)	(2,421,454)
(4,773,231)	(4,835,762)	(551,499)	(523,839)	(5,905,716)	(7,559,424)	(217,828)	(298,138)
(188,398)	(145,082)	—	—	—	—	—	—

(52,632,304)	(55,889,425)	(6,006,896)	(5,779,778)	(56,044,439)	(66,419,130)	(2,278,163)	(2,719,592)

(232,329,918)	(479,266,149)	(63,822,541)	(75,833,496)	(211,321,994)	(321,363,600)	(18,738,294)	(38,316,082)
(30,241,181)	(55,348,578)	(8,899,981)	(10,746,897)	(29,746,780)	(48,363,667)	(3,764,027)	(8,316,510)
(1,534,584)	(1,930,573)	—	—	—	—	—	—

(264,105,683)	(536,545,300)	(72,722,522)	(86,580,393)	(241,068,774)	(369,727,267)	(22,502,321)	(46,632,592)

(316,737,987)	(592,434,725)	(78,729,418)	(92,360,171)	(297,113,213)	(436,146,397)	(24,780,484)	(49,352,184)

80,762,993	92,295,115	6,573,433	20,699,516	104,640,250	134,212,828	35,466,468	16,810,513
316,737,987	592,434,725	78,729,418	92,360,171	297,113,212	436,146,397	24,780,485	49,352,184
(1,186,680,309)	(1,594,446,333)	(112,526,090)	(130,281,451)	(530,411,682)	(575,274,237)	(71,226,539)	(83,230,273)

(789,179,329)	(909,716,493)	(27,223,239)	(17,221,764)	(128,658,220)	(4,915,012)	(10,979,586)	(17,067,576)

(77,858,459)	(1,223,976,634)	29,020,967	(72,197,173)	167,662,529	10,484,544	97,116,415	(59,154,687)

5,135,054,473	6,359,031,107	668,393,510	740,590,683	3,451,988,253	3,441,503,709	419,906,106	479,060,793

$5,057,196,014	$5,135,054,473	$697,414,477	$668,393,510	$3,619,650,782	$3,451,988,253	$517,022,521	$419,906,106

$3,396,603	$9,234,251	$490,218	$181,803	$4,161,698	$406,191	$2,472,553	$2,331,234

The accompanying notes are an integral part of these financial statements.

203

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Growth Opportunities HLS Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Operations:
Net investment income (loss)	$(2,643,363)	$(1,888,178)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	215,967,758	13,129,951
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	164,605,261	(18,177,806)

Net Increase (Decrease) in Net Assets Resulting from Operations	377,929,656	(6,936,033)

Distributions to Shareholders:
From net investment income
Class IA	—	(5,137,102)
Class IB	—	(207,347)
Class IC	—	(63,822)

Total from net investment income	—	(5,408,271)

From net realized gain on investments
Class IA	(16,106,762)	(169,379,777)
Class IB	(1,881,415)	(20,295,840)
Class IC	(403,653)	(3,608,835)

Total from net realized gain on investments	(18,391,830)	(193,284,452)

Total distributions	(18,391,830)	(198,692,723)

Capital Share Transactions:
Sold	46,904,728	160,464,745
Issued on reinvestment of distributions	18,391,829	198,692,723
Redeemed	(218,264,877)	(226,639,753)

Net increase (decrease) from capital share transactions	(152,968,320)	132,517,715

Net Increase (Decrease) in Net Assets	206,569,506	(73,111,041)

Net Assets:
Beginning of period	1,302,875,757	1,375,986,798

End of period	$1,509,445,263	$1,302,875,757

Undistributed (distributions in excess of) net investment income	$(1,183,092)	$(341,766)

The accompanying notes are an integral part of these financial statements.

204

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Healthcare HLS Fund		Hartford High Yield HLS Fund		Hartford International Opportunities HLS Fund		Hartford MidCap HLS Fund
For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

$21,704	$43,282	$16,752,837	$17,926,201	$20,447,179	$21,375,189	$161,392	$2,544,912
20,678,238	51,905,351	5,132,805	(8,357,888)	112,396,083	(17,553,005)	232,241,276	67,772,211
42,617,943	(87,833,573)	769,720	33,937,976	178,814,146	9,302,116	210,733,817	125,224,671

63,317,885	(35,884,940)	22,655,362	43,506,289	311,657,408	13,124,300	443,136,485	195,541,794

(3,196)	(9,786,913)	(14,107,895)	(15,598,376)	(19,083,304)	(17,922,412)	—	(2,990,801)
—	(1,640,493)	(4,345,488)	(4,574,775)	(1,824,269)	(2,012,534)	—	(27,743)
—	—	—	—	—	—	—	—

(3,196)	(11,427,406)	(18,453,383)	(20,173,151)	(20,907,573)	(19,934,946)	—	(3,018,544)

(42,554,097)	(54,644,064)	—	—	—	—	(94,658,887)	(170,188,177)
(7,184,474)	(10,078,753)	—	—	—	—	(5,084,893)	(9,620,889)
—	—	—	—	—	—	—	—

(49,738,571)	(64,722,817)	—	—	—	—	(99,743,780)	(179,809,066)

(49,741,767)	(76,150,223)	(18,453,383)	(20,173,151)	(20,907,573)	(19,934,946)	(99,743,780)	(182,827,610)

47,830,448	39,480,807	16,051,926	30,368,396	238,539,464	118,384,245	371,154,622	147,356,841
49,741,767	76,150,223	18,453,383	20,173,151	20,907,573	19,934,946	99,743,781	182,827,610
(66,393,210)	(136,380,062)	(59,002,412)	(80,415,801)	(203,781,844)	(215,191,291)	(413,993,325)	(280,412,628)

31,179,005	(20,749,032)	(24,497,103)	(29,874,254)	55,665,193	(76,872,100)	56,905,078	49,771,823

44,755,123	(132,784,195)	(20,295,124)	(6,541,116)	346,415,028	(83,682,746)	400,297,783	62,486,007

290,643,078	423,427,273	321,784,994	328,326,110	1,234,105,192	1,317,787,938	1,814,596,258	1,752,110,251

$335,398,201	$290,643,078	$301,489,870	$321,784,994	$1,580,520,220	$1,234,105,192	$2,214,894,041	$1,814,596,258

$(135,601)	$(207,735)	$16,495,652	$18,064,801	$26,985,652	$20,907,509	$(201,237)	$20,852

The accompanying notes are an integral part of these financial statements.

205

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford MidCap Value HLS Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Operations:
Net investment income (loss)	$1,239,709	$1,996,770
Net realized gain (loss) on investments and foreign currency transactions	23,401,263	25,084,498
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	22,239,620	16,075,619

Net Increase (Decrease) in Net Assets Resulting from Operations	46,880,592	43,156,887

Distributions to Shareholders:
From net investment income
Class IA	(1,563,056)	(1,470,383)
Class IB	(264,904)	(198,851)

Total from net investment income	(1,827,960)	(1,669,234)

From net realized gain on investments
Class IA	(18,745,883)	(37,432,863)
Class IB	(5,766,845)	(11,765,923)

Total from net realized gain on investments	(24,512,728)	(49,198,786)

Total distributions	(26,340,688)	(50,868,020)

Capital Share Transactions:
Sold	6,974,933	6,844,502
Issued on reinvestment of distributions	26,340,688	50,868,020
Redeemed	(58,594,091)	(53,319,463)

Net increase (decrease) from capital share transactions	(25,278,470)	4,393,059

Net Increase (Decrease) in Net Assets	(4,738,566)	(3,318,074)

Net Assets:
Beginning of period	379,576,036	382,894,110

End of period	$374,837,470	$379,576,036

Undistributed (distributions in excess of) net investment income	$1,237,586	$1,962,506

The accompanying notes are an integral part of these financial statements.

206

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Small Cap Growth HLS Fund		Hartford Small Company HLS Fund		Hartford Small/Mid Cap Equity HLS Fund		Hartford Stock HLS Fund
For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

$(1,454,879)	$1,334,994	$(2,511,265)	$(1,080,338)	$857,365	$1,102,714	$25,878,193	$25,417,540
99,838,478	(13,449,629)	136,468,650	(87,580,547)	8,513,724	2,737,265	127,954,070	123,117,444
137,585,826	143,613,864	35,311,309	85,596,013	3,773,225	9,923,513	115,361,860	(42,576,110)

235,969,425	131,499,229	169,268,694	(3,064,872)	13,144,314	13,763,492	269,194,123	105,958,874

(446,628)	(1,321,239)	—	—	(703,323)	(1,054,630)	(23,707,000)	(24,394,377)
—	—	—	—	(87,957)	(154,757)	(2,111,519)	(2,241,103)

(446,628)	(1,321,239)	—	—	(791,280)	(1,209,387)	(25,818,519)	(26,635,480)

—	(40,160,906)	—	(87,123,722)	(2,584,547)	(4,735,022)	—	—
—	(9,586,481)	—	(9,078,306)	(462,535)	(928,660)	—	—

—	(49,747,387)	—	(96,202,028)	(3,047,082)	(5,663,682)	—	—

(446,628)	(51,068,626)	—	(96,202,028)	(3,838,362)	(6,873,069)	(25,818,519)	(26,635,480)

341,821,699	187,804,800	35,844,453	83,849,278	6,228,487	13,915,582	7,902,822	17,279,764
391,968	45,817,119	—	96,202,028	3,838,362	6,873,069	25,818,519	26,635,480
(441,836,449)	(238,282,637)	(504,062,833)	(389,910,318)	(25,253,892)	(18,682,136)	(208,424,356)	(214,128,274)

(99,622,782)	(4,660,718)	(468,218,380)	(209,859,012)	(15,187,043)	2,106,515	(174,703,015)	(170,213,030)

135,900,015	75,769,885	(298,949,686)	(309,125,912)	(5,881,091)	8,996,938	68,672,589	(90,889,636)

1,199,132,307	1,123,362,422	907,152,414	1,216,278,326	104,876,828	95,879,890	1,452,943,287	1,543,832,923

$1,335,032,322	$1,199,132,307	$608,202,728	$907,152,414	$98,995,737	$104,876,828	$1,521,615,876	$1,452,943,287

$—	$1,097,782	$—	$—	$923,002	$1,102,708	$893,471	$724,929

The accompanying notes are an integral part of these financial statements.

207

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Total Return Bond HLS Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Operations:
Net investment income (loss)	$72,397,790	$82,471,555
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	46,924,738	(32,141,795)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	3,063,744	67,926,043

Net Increase (Decrease) in Net Assets Resulting from Operations	122,386,272	118,255,803

Distributions to Shareholders:
From net investment income
Class IA	(64,104,099)	(59,076,184)
Class IB	(6,840,084)	(6,394,079)

Total from net investment income	(70,944,183)	(65,470,263)

From net realized gain on investments
Class IA	—	(8,917,940)
Class IB	—	(1,089,963)

Total from net realized gain on investments	—	(10,007,903)

Total distributions	(70,944,183)	(75,478,166)

Capital Share Transactions:
Sold	133,249,068	108,664,980
Issued on reinvestment of distributions	70,944,183	75,478,166
Redeemed	(356,036,471)	(463,514,702)

Net (decrease) from capital share transactions	(151,843,220)	(279,371,556)

Net Increase (Decrease) in Net Assets	(100,401,131)	(236,593,919)

Net Assets:
Beginning of period	2,506,692,358	2,743,286,277

End of period	$2,406,291,227	$2,506,692,358

Undistributed (distributions in excess of) net investment income	$89,462,062	$69,347,138

The accompanying notes are an integral part of these financial statements.

208

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Ultrashort Bond HLS Fund		Hartford U.S. Government Securities HLS Fund		Hartford Value HLS Fund
For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

$5,426,975	$3,758,059	$7,433,049	$8,073,460	$7,919,163	$9,222,617
110,447	133,001	(2,529,210)	6,902,934	43,232,153	35,938,666
(117,494)	1,981,446	749,426	(6,553,709)	23,121,521	20,356,805

5,419,928	5,872,506	5,653,265	8,422,685	74,272,837	65,518,088

(3,863,181)	(2,551,645)	(7,516,833)	(7,582,207)	(7,642,825)	(7,538,457)
(353,222)	(120,504)	(1,395,249)	(1,447,270)	(1,096,859)	(1,123,156)

(4,216,403)	(2,672,149)	(8,912,082)	(9,029,477)	(8,739,684)	(8,661,613)

—	—	—	—	(31,542,050)	(55,148,630)
—	—	—	—	(5,401,252)	(9,603,547)

—	—	—	—	(36,943,302)	(64,752,177)

(4,216,403)	(2,672,149)	(8,912,082)	(9,029,477)	(45,682,986)	(73,413,790)

40,599,916	50,997,507	25,399,365	51,813,891	12,186,616	14,794,864
4,216,403	2,672,149	8,912,083	9,029,477	45,682,987	73,413,790
(131,702,061)	(153,178,306)	(79,206,757)	(114,156,260)	(84,180,318)	(91,871,378)

(86,885,742)	(99,508,650)	(44,895,309)	(53,312,892)	(26,310,715)	(3,662,724)

(85,682,217)	(96,308,293)	(48,154,126)	(53,919,684)	2,279,136	(11,558,426)

611,749,297	708,057,590	448,228,127	502,147,811	524,206,673	535,765,099

$526,067,080	$611,749,297	$400,074,001	$448,228,127	$526,485,809	$524,206,673

$5,554,675	$4,216,358	$8,420,308	$8,912,051	$—	$879,487

The accompanying notes are an integral part of these financial statements.

209

Hartford HLS Funds

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Balanced HLS Fund
For the Year Ended December 31, 2017
IA	$27.46	$0.55	$3.72	$4.27	$(0.71)	$—	$(0.71)	$31.02	15.59%	$2,095,246	0.66%	0.63%	1.86%	26%
IB	27.86	0.48	3.77	4.25	(0.63)	—	(0.63)	31.48	15.30	277,735	0.91	0.88	1.61	26

For the Year Ended December 31, 2016
IA	$26.62	$0.56	$1.05	$1.61	$(0.77)	$—	$(0.77)	$27.46	6.04%	$2,043,556	0.66%	0.64%	2.05%	25%
IB	26.99	0.50	1.07	1.57	(0.70)	—	(0.70)	27.86	5.79	275,925	0.91	0.89	1.80	25

For the Year Ended December 31, 2015
IA	$27.09	$0.51	$(0.46)	$0.05	$(0.52)	$—	$(0.52)	$26.62	0.18%	$2,210,938	0.65%	0.63%	1.87%	18%
IB	27.45	0.45	(0.47)	(0.02)	(0.44)	—	(0.44)	26.99	(0.07)	300,945	0.90	0.88	1.62	18

For the Year Ended December 31, 2014
IA	$25.11	$0.45	$2.01	$2.46	$(0.48)	$—	$(0.48)	$27.09	9.79%	$2,561,814	0.65%	0.65%	1.73%	29%
IB	25.44	0.39	2.03	2.42	(0.41)	—	(0.41)	27.45	9.51	362,210	0.90	0.90	1.49	29

For the Year Ended December 31, 2013
IA	$21.03	$0.41	$4.04	$4.45	$(0.37)	$—	$(0.37)	$25.11	21.19%	$2,782,698	0.65%	0.65%	1.75%	31%
IB	21.30	0.35	4.10	4.45	(0.31)	—	(0.31)	25.44	20.88	399,681	0.90	0.90	1.50	31

Hartford Capital Appreciation HLS Fund
For the Year Ended December 31, 2017
IA	$42.05	$0.43	$8.83	$9.26	$(0.54)	$(2.61)	$(3.15)	$48.16	22.14%	$4,457,603	0.68%	0.68%	0.91%	75%
IB	41.50	0.30	8.70	9.00	(0.41)	(2.61)	(3.02)	47.48	21.82	569,615	0.93	0.93	0.66	75
IC	41.76	0.19	8.74	8.93	(0.32)	(2.61)	(2.93)	47.76	21.50	29,979	1.18	1.18	0.41	75

For the Year Ended December 31, 2016
IA	$44.44	$0.41	$1.94	$2.35	$(0.47)	$(4.27)	$(4.74)	$42.05	5.52%	$4,555,454	0.68%	0.68%	0.97%	103%
IB	43.93	0.30	1.90	2.20	(0.36)	(4.27)	(4.63)	41.50	5.24	558,022	0.93	0.93	0.72	103
IC	44.21	0.19	1.92	2.11	(0.29)	(4.27)	(4.56)	41.76	4.99	21,579	1.18	1.18	0.46	103

For the Year Ended December 31, 2015
IA	$54.71	$0.43	$0.38	$0.81	$(0.43)	$(10.65)	$(11.08)	$44.44	1.02%	$5,701,269	0.67%	0.67%	0.84%	75%
IB	54.20	0.30	0.39	0.69	(0.31)	(10.65)	(10.96)	43.93	0.79	641,548	0.92	0.92	0.59	75
IC	54.59	0.17	0.39	0.56	(0.29)	(10.65)	(10.94)	44.21	0.53	16,215	1.17	1.17	0.34	75

For the Year Ended December 31, 2014
IA	$59.65	$0.56	$3.81	$4.37	$(0.50)	$(8.81)	$(9.31)	$54.71	7.31%	$6,470,599	0.66%	0.66%	0.96%	89%
IB	59.18	0.42	3.77	4.19	(0.36)	(8.81)	(9.17)	54.20	7.04	764,541	0.91	0.91	0.72	89
IC(4)	60.21	0.09	3.53	3.62	(0.43)	(8.81)	(9.24)	54.59	5.97 (5)	3,453	1.16 (6)	1.16 (6)	0.23 (6)	89

For the Year Ended December 31, 2013
IA	$43.37	$0.45	$16.49	$16.94	$(0.51)	$(0.15)	$(0.66)	$59.65	39.08%	$7,029,201	0.67%	0.67%	0.88%	86%
IB	43.05	0.32	16.33	16.65	(0.37)	(0.15)	(0.52)	59.18	38.72	969,611	0.92	0.92	0.63	86

The accompanying notes are an integral part of these financial statements.

210

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Disciplined Equity HLS Fund
For the Year Ended December 31, 2017
IA	$14.30	$0.15	$2.83	$2.98	$(0.14)	$(1.71)	$(1.85)	$15.43	21.92%	$613,037	0.78%	0.78%	1.00%	30%
IB	14.17	0.11	2.80	2.91	(0.10)	(1.71)	(1.81)	15.27	21.63	84,377	1.03	1.03	0.76	30

For the Year Ended December 31, 2016
IA	$15.58	$0.11	$0.77	$0.88	$(0.13)	$(2.03)	$(2.16)	$14.30	5.76%	$587,089	0.79%	0.79%	0.76%	33%
IB	15.46	0.08	0.75	0.83	(0.09)	(2.03)	(2.12)	14.17	5.49	81,304	1.04	1.04	0.51	33

For the Year Ended December 31, 2015
IA	$20.99	$0.14	$1.41	$1.55	$(0.13)	$(6.83)	$(6.96)	$15.58	6.83%	$648,747	0.76%	0.76%	0.76%	29%
IB	20.88	0.10	1.40	1.50	(0.09)	(6.83)	(6.92)	15.46	6.59	91,844	1.01	1.01	0.51	29

For the Year Ended December 31, 2014
IA	$18.36	$0.14	$2.83	$2.97	$(0.14)	$(0.20)	$(0.34)	$20.99	16.18%	$734,110	0.75%	0.75%	0.73%	63%
IB	18.27	0.09	2.81	2.90	(0.09)	(0.20)	(0.29)	20.88	15.87	107,577	1.00	1.00	0.47	63

For the Year Ended December 31, 2013
IA	$13.64	$0.17	$4.72	$4.89	$(0.17)	$—	$(0.17)	$18.36	35.82%	$811,099	0.76%	0.76%	1.07%	23%
IB	13.58	0.13	4.68	4.81	(0.12)	—	(0.12)	18.27	35.47	118,598	1.01	1.01	0.82	23

Hartford Dividend and Growth HLS Fund
For the Year Ended December 31, 2017
IA	$22.10	$0.41	$3.48	$3.89	$(0.38)	$(1.66)	$(2.04)	$23.95	18.36%	$3,179,540	0.68%	0.68%	1.75%	25%
IB	22.01	0.35	3.47	3.82	(0.32)	(1.66)	(1.98)	23.85	18.11	440,111	0.93	0.93	1.50	25

For the Year Ended December 31, 2016
IA	$22.09	$0.43	$2.67	$3.10	$(0.44)	$(2.65)	$(3.09)	$22.10	14.89%	$3,013,788	0.69%	0.69%	1.98%	20%
IB	22.02	0.38	2.65	3.03	(0.39)	(2.65)	(3.04)	22.01	14.58	438,200	0.94	0.94	1.73	20

For the Year Ended December 31, 2015
IA	$26.45	$0.46	$(0.70)	$(0.24)	$(0.43)	$(3.69)	$(4.12)	$22.09	(1.16)%	$2,991,811	0.67%	0.67%	1.84%	20%
IB	26.38	0.40	(0.70)	(0.30)	(0.37)	(3.69)	(4.06)	22.02	(1.41)	449,693	0.92	0.92	1.59	20

For the Year Ended December 31, 2014
IA	$27.05	$0.49	$2.92	$3.41	$(0.49)	$(3.52)	$(4.01)	$26.45	12.96%	$3,502,492	0.67%	0.67%	1.78%	19%
IB	26.99	0.42	2.91	3.33	(0.42)	(3.52)	(3.94)	26.38	12.68	546,006	0.92	0.92	1.53	19

For the Year Ended December 31, 2013
IA	$21.46	$0.46	$6.33	$6.79	$(0.51)	$(0.69)	$(1.20)	$27.05	31.92%	$3,760,183	0.67%	0.67%	1.88%	25%
IB	21.42	0.40	6.31	6.71	(0.45)	(0.69)	(1.14)	26.99	31.58	621,751	0.92	0.92	1.62	25

The accompanying notes are an integral part of these financial statements.

211

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Global Growth HLS Fund
For the Year Ended December 31, 2017
IA	$22.14	$0.14	$6.99		$7.13	$(0.14)	$(1.24)	$(1.38)	$27.89	32.73%	$432,581	0.81%	0.81%	0.56%		58%
IB	21.95	0.08	6.91		6.99	(0.07)	(1.24)	(1.31)	27.63	32.37	84,442	1.06	1.06	0.31		58

For the Year Ended December 31, 2016
IA	$24.39	$0.13	$0.40		$0.53	$(0.17)	$(2.61)	$(2.78)	$22.14	1.95%	$347,375	0.82%	0.82%	0.55%		65%
IB	24.19	0.07	0.39		0.46	(0.09)	(2.61)	(2.70)	21.95	1.71	72,531	1.07	1.07	0.30		65

For the Year Ended December 31, 2015
IA	$23.74	$0.15	$1.77		$1.92	$(0.13)	$(1.14)	$(1.27)	$24.39	8.04%	$392,302	0.81%	0.81%	0.62%		67%
IB	23.56	0.09	1.75		1.84	(0.07)	(1.14)	(1.21)	24.19	7.76	86,759	1.06	1.06	0.38		67

For the Year Ended December 31, 2014
IA	$22.33	$0.13	$1.39		$1.52	$(0.11)	$—	$(0.11)	$23.74	6.79%	$388,542	0.81%	0.81%	0.57%		82	%(7)
IB	22.16	0.07	1.39		1.46	(0.06)	—	(0.06)	23.56	6.58	92,979	1.06	1.06	0.30		82	(7)

For the Year Ended December 31, 2013
IA	$16.50	$0.11	$5.86		$5.97	$(0.14)	$—	$(0.14)	$22.33	36.30%	$360,086	0.82%	0.82%	0.56%		71%
IB	16.38	0.06	5.81		5.87	(0.09)	—	(0.09)	22.16	35.90	79,823	1.07	1.07	0.32		71

Hartford Growth Opportunities HLS Fund
For the Year Ended December 31, 2017
IA	$29.83	$(0.05)	$9.09		$9.04	$—	$(0.45)	$(0.45)	$38.42	30.45%	$1,326,201	0.66%	0.66%	(0.15)%		99%
IB	28.74	(0.13)	8.75		8.62	—	(0.45)	(0.45)	36.91	30.14	149,212	0.91	0.91	(0.40)		99
IC	29.43	(0.22)	8.95		8.73	—	(0.45)	(0.45)	37.71	29.80	34,033	1.16	1.16	(0.65)		99

For the Year Ended December 31, 2016
IA	$34.86	$(0.04)	$0.06	(8)	$0.02	$(0.15)	$(4.90)	$(5.05)	$29.83	(0.49)%	$1,145,176	0.65%	0.65%	(0.11)%		138%
IB	33.76	(0.11)	0.04	(8)	(0.07)	(0.05)	(4.90)	(4.95)	28.74	(0.77)	132,149	0.90	0.90	(0.35)		138
IC	34.57	(0.19)	0.04	(8)	(0.15)	(0.09)	(4.90)	(4.99)	29.43	(1.01)	25,550	1.15	1.15	(0.61)		138

For the Year Ended December 31, 2015
IA	$38.88	$0.02	$4.66		$4.68	$(0.05)	$(8.65)	$(8.70)	$34.86	11.74%	$1,197,187	0.65%	0.65%	0.05%		109%
IB	37.93	(0.08)	4.56		4.48	—	(8.65)	(8.65)	33.76	11.47	158,304	0.90	0.90	(0.20)		109
IC	38.75	(0.18)	4.65		4.47	—	(8.65)	(8.65)	34.57	11.18	20,495	1.16	1.16	(0.48)		109

For the Year Ended December 31, 2014
IA	$40.58	$0.06	$5.31		$5.37	$(0.07)	$(7.00)	$(7.07)	$38.88	14.14%	$1,203,366	0.64%	0.64%	0.16%		145	%(9)
IB	39.79	(0.04)	5.18		5.14	—	(7.00)	(7.00)	37.93	13.82	160,040	0.89	0.89	(0.11)		145	(9)
IC(4)	40.23	(0.10)	5.69		5.59	(0.07)	(7.00)	(7.07)	38.75	14.79 (5)	1,717	1.14 (6)	1.14 (6)	(0.37	)(6)	145	(9)

For the Year Ended December 31, 2013
IA	$29.90	$0.07	$10.61		$10.68	$—	$—	$—	$40.58	35.74%	$1,097,380	0.65%	0.65%	0.21%		119%
IB	29.38	(0.01)	10.42		10.41	—	—	—	39.79	35.42	111,230	0.90	0.90	(0.04)		119

The accompanying notes are an integral part of these financial statements.

212

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Healthcare HLS Fund
For the Year Ended December 31, 2017
IA	$21.46	$0.01	$4.69	$4.70	$—	$(3.70)	$(3.70)	$22.46	22.26%	$290,603	0.89%	0.89%	0.04%	18%
IB	20.60	(0.05)	4.50	4.45	—	(3.70)	(3.70)	21.35	21.96	44,796	1.14	1.14	(0.21)	18

For the Year Ended December 31, 2016
IA	$30.32	$0.01	$(2.37)	$(2.36)	$(0.99)	$(5.51)	$(6.50)	$21.46	(8.39)%	$246,494	0.89%	0.89%	0.05%	36%
IB	29.36	(0.05)	(2.30)	(2.35)	(0.90)	(5.51)	(6.41)	20.60	(8.64)	44,149	1.14	1.14	(0.20)	36

For the Year Ended December 31, 2015
IA	$30.02	$—	$4.08	$4.08	$—	$(3.78)	$(3.78)	$30.32	13.21%	$360,783	0.86%	0.86%	(0.01)%	38%
IB	29.23	(0.08)	3.99	3.91	—	(3.78)	(3.78)	29.36	12.98	62,644	1.11	1.11	(0.26)	38

For the Year Ended December 31, 2014
IA	$25.67	$0.01	$6.75	$6.76	$(0.07)	$(2.34)	$(2.41)	$30.02	27.39%	$301,580	0.88%	0.88%	0.03%	33%
IB	25.07	(0.06)	6.57	6.51	(0.01)	(2.34)	(2.35)	29.23	27.00	60,413	1.13	1.13	(0.22)	33

For the Year Ended December 31, 2013
IA	$18.11	$0.04	$9.12	$9.16	$(0.12)	$(1.48)	$(1.60)	$25.67	51.84%	$243,719	0.89%	0.89%	0.19%	33%
IB	17.71	(0.01)	8.92	8.91	(0.07)	(1.48)	(1.55)	25.07	51.50	57,187	1.14	1.14	(0.06)	33

Hartford High Yield HLS Fund
For the Year Ended December 31, 2017
IA	$8.11	$0.45	$0.15	$0.60	$(0.51)	$—	$(0.51)	$8.20	7.60%	$230,101	0.77%	0.77%	5.42%	43%
IB	7.98	0.42	0.15	0.57	(0.49)	—	(0.49)	8.06	7.31	71,389	1.02	1.02	5.17	43

For the Year Ended December 31, 2016
IA	$7.55	$0.44	$0.62	$1.06	$(0.50)	$—	$(0.50)	$8.11	14.25%	$244,212	0.79%	0.79%	5.52%	41%
IB	7.43	0.41	0.62	1.03	(0.48)	—	(0.48)	7.98	13.99	77,573	1.04	1.04	5.27	41

For the Year Ended December 31, 2015
IA	$8.45	$0.45	$(0.79)	$(0.34)	$(0.56)	$—	$(0.56)	$7.55	(4.30)%	$251,313	0.76%	0.76%	5.40%	34%
IB	8.32	0.42	(0.77)	(0.35)	(0.54)	—	(0.54)	7.43	(4.56)	77,013	1.01	1.01	5.15	34

For the Year Ended December 31, 2014
IA	$8.90	$0.47	$(0.22)	$0.25	$(0.70)	$—	$(0.70)	$8.45	2.58%	$321,650	0.75%	0.75%	5.28%	39%
IB	8.77	0.44	(0.22)	0.22	(0.67)	—	(0.67)	8.32	2.31	105,579	1.00	1.00	5.02	39

For the Year Ended December 31, 2013
IA	$9.09	$0.54	$0.01	$0.55	$(0.74)	$—	$(0.74)	$8.90	6.43%	$389,340	0.75%	0.75%	5.90%	46%
IB	8.96	0.50	0.03	0.53	(0.72)	—	(0.72)	8.77	6.17	125,701	1.00	1.00	5.64	46

The accompanying notes are an integral part of these financial statements.

213

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford International Opportunities HLS Fund
For the Year Ended December 31, 2017
IA	$14.14	$0.24	$3.31	$3.55	$(0.23)	$—	$(0.23)	$17.46	25.25%	$1,418,078	0.73%	0.73%	1.46%	91%
IB	14.31	0.21	3.35	3.56	(0.19)	—	(0.19)	17.68	24.99	162,442	0.98	0.98	1.28	91

For the Year Ended December 31, 2016
IA	$14.19	$0.24	$(0.06)	$0.18	$(0.23)	$—	$(0.23)	$14.14	1.26%	$1,086,762	0.76%	0.76%	1.74%	95%
IB	14.36	0.21	(0.07)	0.14	(0.19)	—	(0.19)	14.31	0.94	147,343	1.01	1.01	1.50	95

For the Year Ended December 31, 2015
IA	$14.13	$0.22	$0.06	$0.28	$(0.22)	$—	$(0.22)	$14.19	1.88%	$1,146,250	0.74%	0.74%	1.47%	68%
IB	14.29	0.18	0.06	0.24	(0.17)	—	(0.17)	14.36	1.65	171,538	0.99	0.99	1.21	68

For the Year Ended December 31, 2014
IA	$15.03	$0.19	$(0.75)	$(0.56)	$(0.34)	$—	$(0.34)	$14.13	(3.87)%	$1,239,946	0.73%	0.73%	1.30%	90%
IB	15.20	0.15	(0.76)	(0.61)	(0.30)	—	(0.30)	14.29	(4.14)	189,053	0.98	0.98	1.02	90

For the Year Ended December 31, 2013
IA	$12.63	$0.24	$2.45	$2.69	$(0.29)	$—	$(0.29)	$15.03	21.55%	$1,454,018	0.74%	0.74%	1.76%	100%
IB	12.76	0.21	2.49	2.70	(0.26)	—	(0.26)	15.20	21.28	215,447	0.99	0.99	1.55	100

Hartford MidCap HLS Fund
For the Year Ended December 31, 2017
IA	$33.83	$0.01	$8.11	$8.12	$—	$(1.85)	$(1.85)	$40.10	24.47%	$2,156,044	0.70%	0.70%	0.02%	36%
IB	33.17	(0.08)	7.94	7.86	—	(1.85)	(1.85)	39.18	24.17	58,850	0.95	0.95	(0.23)	36

For the Year Ended December 31, 2016
IA	$33.66	$0.05	$3.80	$3.85	$(0.06)	$(3.62)	$(3.68)	$33.83	11.98%	$1,721,029	0.71%	0.71%	0.16%	32%
IB	33.11	(0.03)	3.72	3.69	(0.01)	(3.62)	(3.63)	33.17	11.69	93,567	0.96	0.96	(0.09)	32

For the Year Ended December 31, 2015
IA	$37.28	$0.03	$0.83	$0.86	$(0.03)	$(4.45)	$(4.48)	$33.66	1.60%	$1,647,715	0.70%	0.70%	0.08%	38%
IB	36.83	(0.06)	0.82	0.76	(0.03)	(4.45)	(4.48)	33.11	1.34	104,395	0.95	0.95	(0.16)	38

For the Year Ended December 31, 2014
IA	$37.87	$0.04	$4.22	$4.26	$(0.04)	$(4.81)	$(4.85)	$37.28	11.37%	$1,669,393	0.70%	0.70%	0.10%	42%
IB	37.52	(0.06)	4.18	4.12	—	(4.81)	(4.81)	36.83	11.09	83,562	0.95	0.95	(0.15)	42

For the Year Ended December 31, 2013
IA	$28.16	$0.07	$11.02	$11.09	$(0.04)	$(1.34)	$(1.38)	$37.87	39.82%	$1,483,626	0.71%	0.71%	0.21%	34%
IB	27.95	(0.02)	10.94	10.92	(0.01)	(1.34)	(1.35)	37.52	39.46	82,483	0.96	0.96	(0.05)	34

The accompanying notes are an integral part of these financial statements.

214

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford MidCap Value HLS Fund
For the Year Ended December 31, 2017
IA	$12.00	$0.05	$1.47	$1.52	$(0.07)	$(0.85)	$(0.92)	$12.60	13.47%	$287,688	0.86%	0.86%	0.39%	32%
IB	11.91	0.02	1.46	1.48	(0.04)	(0.85)	(0.89)	12.50	13.18	87,149	1.11	1.11	0.14	32

For the Year Ended December 31, 2016
IA	$12.33	$0.07	$1.40	$1.47	$(0.07)	$(1.73)	$(1.80)	$12.00	12.82%	$289,872	0.86%	0.86%	0.61%	38%
IB	12.24	0.04	1.39	1.43	(0.03)	(1.73)	(1.76)	11.91	12.56	89,704	1.11	1.11	0.36	38

For the Year Ended December 31, 2015
IA	$14.60	$0.07	$(0.15)	$(0.08)	$(0.09)	$(2.10)	$(2.19)	$12.33	(1.21)%	$291,174	0.84%	0.84%	0.49%	29%
IB	14.50	0.03	(0.15)	(0.12)	(0.04)	(2.10)	(2.14)	12.24	(1.45)	91,720	1.09	1.09	0.24	29

For the Year Ended December 31, 2014
IA	$15.51	$0.09	$1.19	$1.28	$(0.11)	$(2.08)	$(2.19)	$14.60	8.22%	$345,084	0.84%	0.84%	0.60%	31%
IB	15.42	0.05	1.18	1.23	(0.07)	(2.08)	(2.15)	14.50	7.91	110,819	1.09	1.09	0.35	31

For the Year Ended December 31, 2013
IA	$11.65	$0.08	$3.95	$4.03	$(0.17)	$—	$(0.17)	$15.51	34.71%	$377,272	0.84%	0.84%	0.56%	49%
IB	11.59	0.04	3.93	3.97	(0.14)	—	(0.14)	15.42	34.37	123,884	1.09	1.09	0.31	49

Hartford Small Cap Growth HLS Fund
For the Year Ended December 31, 2017
IA	$26.77	$(0.02)	$5.39	$5.37	$(0.01)	$—	$(0.01)	$32.13	20.07%	$960,690	0.65%	0.65%	(0.06)%	51%
IB	26.12	(0.09)	5.25	5.16	—	—	—	31.28	19.75	374,342	0.90	0.90	(0.31)	51

For the Year Ended December 31, 2016
IA	$24.93	$0.04	$2.98	$3.02	$(0.04)	$(1.14)	$(1.18)	$26.77	12.37%	$972,576	0.65%	0.65%	0.17%	51%
IB	24.38	(0.02)	2.90	2.88	—	(1.14)	(1.14)	26.12	12.08	226,557	0.90	0.90	(0.08)	51

For the Year Ended December 31, 2015
IA	$27.95	$0.07	$(0.02)	$0.05	$(0.02)	$(3.05)	$(3.07)	$24.93	(0.55)%	$913,414	0.65%	0.65%	0.25%	59%
IB	27.44	(0.01)	—	(0.01)	—	(3.05)	(3.05)	24.38	(0.79)	209,948	0.90	0.90	(0.03)	59

For the Year Ended December 31, 2014
IA	$32.60	$0.06	$1.48	$1.54	$(0.02)	$(6.17)	$(6.19)	$27.95	5.83%	$557,200	0.65%	0.65%	0.19%	117%
IB	32.17	(0.02)	1.46	1.44	—	(6.17)	(6.17)	27.44	5.57	115,230	0.90	0.90	(0.06)	117

For the Year Ended December 31, 2013
IA	$25.44	$0.05	$10.92	$10.97	$(0.12)	$(3.69)	$(3.81)	$32.60	44.87%	$466,173	0.67%	0.67%	0.16%	81%
IB	25.14	(0.02)	10.77	10.75	(0.03)	(3.69)	(3.72)	32.17	44.50	123,966	0.92	0.92	(0.08)	81

The accompanying notes are an integral part of these financial statements.

215

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Company HLS Fund
For the Year Ended December 31, 2017
IA	$16.16	$(0.06)	$4.32	$4.26	$—	$—	$—	$20.42	26.36%	$551,010	0.78%	0.78%	(0.33)%	107%
IB	15.05	(0.10)	4.02	3.92	—	—	—	18.97	26.05	57,193	1.03	1.03	(0.58)	107

For the Year Ended December 31, 2016
IA	$17.52	$(0.01)	$0.33 (8)	$0.32	$—	$(1.68)	$(1.68)	$16.16	2.04%	$834,044	0.76%	0.76%	(0.08)%	94%
IB	16.47	(0.05)	0.31 (8)	0.26	—	(1.68)	(1.68)	15.05	1.81	73,108	1.01	1.01	(0.34)	94

For the Year Ended December 31, 2015
IA	$23.33	$(0.02)	$(1.43)	$(1.45)	$—	$(4.36)	$(4.36)	$17.52	(8.21)%	$1,117,778	0.71%	0.71%	(0.11)%	88%
IB	22.24	(0.07)	(1.34)	(1.41)	—	(4.36)	(4.36)	16.47	(8.45)	98,501	0.96	0.96	(0.36)	88

For the Year Ended December 31, 2014
IA	$26.43	$(0.09)	$1.78	$1.69	$—	$(4.79)	$(4.79)	$23.33	7.07%	$1,279,533	0.71%	0.71%	(0.35)%	90%
IB	25.46	(0.15)	1.72	1.57	—	(4.79)	(4.79)	22.24	6.85	123,799	0.96	0.96	(0.60)	90

For the Year Ended December 31, 2013
IA	$19.74	$(0.07)	$8.60	$8.53	$(0.02)	$(1.82)	$(1.84)	$26.43	44.38%	$1,354,821	0.71%	0.71%	(0.29)%	96%
IB	19.06	(0.12)	8.34	8.22	—	(1.82)	(1.82)	25.46	44.28	141,791	0.96	0.96	(0.54)	96

Hartford Small/Mid Cap Equity HLS Fund
For the Year Ended December 31, 2017
IA	$8.03	$0.08	$1.04	$1.12	$(0.07)	$(0.27)	$(0.34)	$8.81	14.43%	$84,144	0.92%	0.92%	0.91%	82%
IB	7.99	0.05	1.03	1.08	(0.05)	(0.27)	(0.32)	8.75	13.94	14,851	1.17	1.17	0.66	82

For the Year Ended December 31, 2016
IA	$7.45	$0.09	$1.09	$1.18	$(0.11)	$(0.49)	$(0.60)	$8.03	16.48%	$87,752	0.92%	0.92%	1.25%	96%
IB	7.40	0.07	1.09	1.16	(0.08)	(0.49)	(0.57)	7.99	16.33	17,125	1.17	1.17	1.01	96

For the Year Ended December 31, 2015
IA	$9.47	$0.12	$(0.46)	$(0.34)	$(0.12)	$(1.56)	$(1.68)	$7.45	(4.73)%	$79,379	0.88%	0.88%	1.39%	80%
IB	9.41	0.10	(0.46)	(0.36)	(0.09)	(1.56)	(1.65)	7.40	(4.97)	16,501	1.13	1.13	1.12	80

For the Year Ended December 31, 2014
IA	$11.29	$0.13	$0.43	$0.56	$(0.18)	$(2.20)	$(2.38)	$9.47	5.22%	$98,069	0.85%	0.85%	1.20%	108%
IB	11.22	0.10	0.44	0.54	(0.15)	(2.20)	(2.35)	9.41	5.00	23,239	1.10	1.10	0.96	108

For the Year Ended December 31, 2013
IA	$8.90	$0.16	$3.08	$3.24	$(0.14)	$(0.71)	$(0.85)	$11.29	37.51%	$117,395	0.85%	0.85%	1.58%	128%
IB	8.85	0.13	3.07	3.20	(0.12)	(0.71)	(0.83)	11.22	37.08	26,362	1.10	1.10	1.32	128

The accompanying notes are an integral part of these financial statements.

216

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Stock HLS Fund
For the Year Ended December 31, 2017
IA	$67.55	$1.30	$12.10	$13.40	$(1.38)	$—	$(1.38)	$79.57	19.85%	$1,378,245	0.52%	0.52%	1.76%	14%
IB	67.53	1.11	12.08	13.19	(1.18)	—	(1.18)	79.54	19.54	143,370	0.77	0.77	1.51	14

For the Year Ended December 31, 2016
IA	$64.06	$1.14	$3.61	$4.75	$(1.26)	$—	$(1.26)	$67.55	7.41%	$1,312,626	0.52%	0.52%	1.72%	29%
IB	64.03	0.97	3.61	4.58	(1.08)	—	(1.08)	67.53	7.14	140,317	0.77	0.77	1.47	29

For the Year Ended December 31, 2015
IA	$63.49	$1.19	$0.56	$1.75	$(1.18)	$—	$(1.18)	$64.06	2.74%	$1,388,110	0.51%	0.51%	1.86%	23%
IB	63.46	1.03	0.54	1.57	(1.00)	—	(1.00)	64.03	2.48	155,722	0.76	0.76	1.61	23

For the Year Ended December 31, 2014
IA	$58.07	$1.07	$5.51	$6.58	$(1.16)	$—	$(1.16)	$63.49	11.31%	$1,552,777	0.50%	0.50%	1.79%	20%
IB	58.04	0.92	5.50	6.42	(1.00)	—	(1.00)	63.46	11.04	182,112	0.75	0.75	1.54	20

For the Year Ended December 31, 2013
IA	$44.73	$0.99	$13.41	$14.40	$(1.06)	$—	$(1.06)	$58.07	32.25%	$1,667,278	0.51%	0.51%	1.89%	27%
IB	44.71	0.85	13.40	14.25	(0.92)	—	(0.92)	58.04	31.92	204,437	0.76	0.76	1.64	27

Hartford Total Return Bond HLS Fund
For the Year Ended December 31, 2017
IA	$11.09	$0.34	$0.23	$0.57	$(0.34)	$—	$(0.34)	$11.32	5.16%	$2,157,506	0.51%	0.51%	2.99%	89%
IB	11.03	0.31	0.22	0.53	(0.31)	—	(0.31)	11.25	4.80	248,785	0.76	0.76	2.74	89

For the Year Ended December 31, 2016
IA	$10.93	$0.36	$0.13	$0.49	$(0.29)	$(0.04)	$(0.33)	$11.09	4.49%	$2,244,505	0.52%	0.52%	3.16%	36%
IB	10.87	0.33	0.13	0.46	(0.26)	(0.04)	(0.30)	11.03	4.22	262,187	0.77	0.77	2.91	36

For the Year Ended December 31, 2015
IA	$11.63	$0.33	$(0.39)	$(0.06)	$(0.36)	$(0.28)	$(0.64)	$10.93	(0.59)%	$2,448,280	0.51%	0.51%	2.88%	66%
IB	11.56	0.30	(0.39)	(0.09)	(0.32)	(0.28)	(0.60)	10.87	(0.81)	295,006	0.76	0.76	2.63	66

For the Year Ended December 31, 2014
IA	$11.35	$0.33	$0.34	$0.67	$(0.39)	$—	$(0.39)	$11.63	5.89%	$2,879,633	0.50%	0.50%	2.85%	84%
IB	11.27	0.30	0.34	0.64	(0.35)	—	(0.35)	11.56	5.68	360,006	0.75	0.75	2.60	84

For the Year Ended December 31, 2013
IA	$11.99	$0.32	$(0.49)	$(0.17)	$(0.47)	$—	$(0.47)	$11.35	(1.36)%	$3,290,622	0.50%	0.50%	2.76%	81%
IB	11.91	0.29	(0.50)	(0.21)	(0.43)	—	(0.43)	11.27	(1.66)	414,910	0.75	0.75	2.51	81

The accompanying notes are an integral part of these financial statements.

217

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Ultrashort Bond HLS Fund
For the Year Ended December 31, 2017
IA	$10.04	$0.10	$—	(8)	$0.10	$(0.08)	$—	$(0.08)	$10.06	1.01%	$460,643	0.45%	0.45%	1.00%	60%
IB	10.02	0.07	0.01	(8)	0.08	(0.05)	—	(0.05)	10.05	0.80	65,424	0.70	0.70	0.75	60

For the Year Ended December 31, 2016
IA	$9.99	$0.06	$0.04		$0.10	$(0.05)	$—	$(0.05)	$10.04	0.97%	$533,091	0.45%	0.45%	0.61%	51%
IB	9.97	0.04	0.02		0.06	(0.01)	—	(0.01)	10.02	0.64	78,658	0.70	0.70	0.35	51

For the Year Ended December 31, 2015
IA	$10.01	$0.03	$(0.02)		$0.01	$(0.03)	$—	$(0.03)	$9.99	0.13%	$611,087	0.43%	0.43%	0.33%	35%
IB	9.98	0.01	(0.02)		(0.01)	—	—	—	9.97	(0.09)	96,970	0.68	0.68	0.08	35

For the Year Ended December 31, 2014
IA	$10.00	$0.02	$(0.01)		$0.01	$—	$—	$—	$10.01	0.10%	$745,597	0.43%	0.43%	0.23%	40%
IB	9.99	—	(0.01)		(0.01)	—	—	—	9.98	(0.10)	121,168	0.68	0.68	(0.02)	40

For the Year Ended December 31, 2013(10)(11)
IA	$10.00	$—	$—		$—	$—	$—	$—	$10.00	—%	$1,013,110	0.45%	0.21%	(0.02)%	6	%(12)
IB	10.00	(0.01)	—		(0.01)	—	—	—	9.99	(0.10)	163,058	0.49	0.25	(0.06)	6	(12)

Hartford U.S. Government Securities HLS Fund
For the Year Ended December 31, 2017
IA	$10.30	$0.19	$(0.05)		$0.14	$(0.23)	$—	$(0.23)	$10.21	1.32%	$329,889	0.51%	0.51%	1.79%	109%
IB	10.28	0.16	(0.04)		0.12	(0.20)	—	(0.20)	10.20	1.11	70,185	0.76	0.76	1.54	109

For the Year Ended December 31, 2016
IA	$10.34	$0.18	$(0.02	)(8)	$0.16	$(0.20)	$—	$(0.20)	$10.30	1.54%	$368,740	0.51%	0.51%	1.67%	81%
IB	10.32	0.15	(0.02	)(8)	0.13	(0.17)	—	(0.17)	10.28	1.27	79,489	0.76	0.76	1.42	81

For the Year Ended December 31, 2015
IA	$10.37	$0.16	$—		$0.16	$(0.19)	$—	$(0.19)	$10.34	1.56%	$412,060	0.49%	0.49%	1.53%	42%
IB	10.34	0.13	0.01		0.14	(0.16)	—	(0.16)	10.32	1.35	90,088	0.74	0.74	1.28	42

For the Year Ended December 31, 2014
IA	$10.32	$0.15	$0.14		$0.29	$(0.24)	$—	$(0.24)	$10.37	2.81%	$468,967	0.48%	0.48%	1.40%	37%
IB	10.28	0.12	0.15		0.27	(0.21)	—	(0.21)	10.34	2.59	102,235	0.73	0.73	1.15	37

For the Year Ended December 31, 2013
IA	$10.75	$0.12	$(0.30)		$(0.18)	$(0.25)	$—	$(0.25)	$10.32	(1.68)%	$556,169	0.49%	0.49%	1.14%	39%
IB	10.71	0.09	(0.30)		(0.21)	(0.22)	—	(0.22)	10.28	(1.97)	123,908	0.74	0.74	0.89	39

The accompanying notes are an integral part of these financial statements.

218

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Value HLS Fund
For the Year Ended December 31, 2017
IA	$15.27	$0.25	$1.98	$2.23	$(0.28)	$(1.17)	$(1.45)	$16.05	15.44%	$450,788	0.80%	0.80%	1.56%	14%
IB	15.26	0.21	1.96	2.17	(0.24)	(1.17)	(1.41)	16.02	15.04	75,698	1.05	1.05	1.31	14

For the Year Ended December 31, 2016
IA	$15.58	$0.28	$1.75	$2.03	$(0.26)	$(2.08)	$(2.34)	$15.27	13.69%	$446,411	0.80%	0.80%	1.83%	15%
IB	15.57	0.24	1.75	1.99	(0.22)	(2.08)	(2.30)	15.26	13.46	77,796	1.05	1.05	1.58	15

For the Year Ended December 31, 2015
IA	$16.89	$0.26	$(0.77)	$(0.51)	$(0.26)	$(0.54)	$(0.80)	$15.58	(3.08)%	$455,713	0.78%	0.78%	1.56%	19%
IB	16.88	0.22	(0.77)	(0.55)	(0.22)	(0.54)	(0.76)	15.57	(3.35)	80,052	1.03	1.03	1.30	19

For the Year Ended December 31, 2014
IA	$15.39	$0.24	$1.51	$1.75	$(0.25)	$—	$(0.25)	$16.89	11.37%	$523,661	0.77%	0.77%	1.51%	14%
IB	15.38	0.20	1.51	1.71	(0.21)	—	(0.21)	16.88	11.10	98,407	1.02	1.02	1.26	14

For the Year Ended December 31, 2013
IA	$11.86	$0.23	$3.55	$3.78	$(0.25)	$—	$(0.25)	$15.39	31.94%	$551,350	0.76%	0.76%	1.66%	19%
IB	11.85	0.20	3.54	3.74	(0.21)	—	(0.21)	15.38	31.65	109,081	1.01	1.01	1.41	19

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Commenced operations on April 30, 2014.
(5)	Not annualized.
(6)	Annualized.
(7)	During the year ended December 31, 2014, the Fund incurred $61.8 million in sales associated with the transition of assets from Hartford Global Research HLS Fund, which merged into the Fund on June 23, 2014. These sales were excluded from the portfolio turnover rate calculation.
(8)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(9)	During the year ended December 31, 2014, the Fund incurred $137.9 million in sales associated with the transition of assets from Hartford Growth HLS Fund, which merged into the Fund on June 23, 2014. These sales were excluded from the portfolio turnover rate calculation.
(10)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(11)	Per share amounts have been restated to reflect a reverse stock split effective October 21, 2013. Please see Notes to Financial Statements.
(12)	Portfolio turnover shown is from October 21, 2013 (conversion date) through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

219

Hartford HLS Funds

Notes to Financial Statements

December 31, 2017

1.	Organization:

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of fifteen and four series, respectively, as of December 31, 2017. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

Hartford Series Fund, Inc.:

Hartford Balanced HLS Fund (the “Balanced HLS Fund”)

Hartford Capital Appreciation HLS Fund (the “Capital Appreciation HLS Fund”)

Hartford Disciplined Equity HLS Fund (the “Disciplined Equity HLS Fund”)

Hartford Dividend and Growth HLS Fund (the “Dividend and Growth HLS Fund”)

Hartford Global Growth HLS Fund (the “Global Growth HLS Fund”)

Hartford Healthcare HLS Fund (the “Healthcare HLS Fund”)

Hartford High Yield HLS Fund (the “High Yield HLS Fund”)

Hartford International Opportunities HLS Fund (the “International Opportunities HLS Fund”)

Hartford MidCap HLS Fund (the “MidCap HLS Fund”)

Hartford MidCap Value HLS Fund (the “MidCap Value HLS Fund”)

Hartford Small Company HLS Fund (the “Small Company HLS Fund”)

Hartford Stock HLS Fund (the “Stock HLS Fund”)

Hartford Total Return Bond HLS Fund (the “Total Return Bond HLS Fund”)

Hartford Ultrashort Bond HLS Fund (the “Ultrashort Bond HLS Fund”)

Hartford Value HLS Fund (the “Value HLS Fund”)

Hartford HLS Series Fund II, Inc.:

Hartford Growth Opportunities HLS Fund (the “Growth Opportunities HLS Fund”)

Hartford Small Cap Growth HLS Fund (the “Small Cap Growth HLS Fund”)

Hartford Small/Mid Cap Equity HLS Fund (the “Small/Mid Cap Equity HLS Fund”)

Hartford U.S. Government Securities HLS Fund (the “U.S. Government Securities HLS Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified pension or retirement plans. Each Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the Funds if permitted in the variable insurance contract prospectus. In addition, participants in certain qualified pension or retirement plans may choose the Funds if permitted by their plans.

Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund, except Balanced HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small/Mid Cap Equity HLS Fund and Stock HLS, is divided into Class IA and Class IB shares. Balanced HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small/Mid Cap Equity HLS Fund and Stock HLS Fund are divided into Class IA, Class IB and Class IC shares. Class IC shares have not commenced operations for Balanced HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small/Mid Cap Equity HLS Fund and Stock HLS Fund as of the date of this report. Each of Hartford Balanced HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Healthcare HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value HLS Fund is closed to new qualified pension and retirement plans until further notice, subject to certain exceptions. Small Cap Growth HLS Fund and Small Company HLS Fund are closed to new investors until further notice,

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subject to certain exceptions. For more information please see the Fund’s prospectus. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except certain class specific expenses. Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act. Class IC shares are subject to distribution fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are also subject to an administrative service fee.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the respective Company’s Board of Directors. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the respective Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange-traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the respective Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the OTC market (“OTC options”) and such instruments that do not trade on an

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exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the respective Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange-traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

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Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

Following is quantitative information about Level 3 fair value measurements:

Growth Opportunities HLS Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at December 31, 2017
Common Stock
Cost	Trade Price	$0.00 to $117.38	$7,842,309
Model	EV/Estimated Revenue	3.08x to 3.77x	2,614,504
Model	EV/EBITDA	9.1x	1,908,819

Preferred Stock
Model	EV/Estimated Revenue	2.2x to 7.6x	19,967,174
Cost	Trade Price	$4.98 to $51.81	60,939,379

Convertible Preferred Stock
Cost	Trade Price	$30.52	3,114,261

Total			$96,386,446

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

Small Company HLS Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type /Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at December 31, 2017
Common Stock
Cost	Trade Price	$4.02	$631,232
Model	EV/EBITDA	5.8x to 9.1x	3,123,075
Model	EV/Estimated Revenue	3.08x	1,291,858

Preferred Stock
Model	EV/Estimated Revenue	2.2x to 7.6x	9,772,105
Cost	Trade Price	$35.37	2,617,521

Total			$17,435,791

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and

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December 31, 2017

additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of December 31, 2017.

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b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of December 31, 2017.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of December 31, 2017.

c)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of December 31, 2017.

d)	Mortgage Related and Other Asset Backed Securities – A Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of December 31, 2017.

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e)	Inflation Indexed Bonds – A Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of December 31, 2017.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the fiscal year ended December 31, 2017, Capital Appreciation HLS Fund, High Yield HLS Fund, International Opportunities HLS Fund, Total Return Bond HLS Fund and Value HLS Fund had engaged in Foreign Currency Contracts.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the fiscal year ended December 31, 2017, Balanced HLS Fund, Disciplined Equity HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund had engaged in Futures Contracts.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either OTC options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are

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treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the fiscal year ended December 31, 2017, Total Return Bond HLS Fund had engaged in Options Contracts.

d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the respective Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its

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December 31, 2017

participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the fiscal year ended December 31, 2017, High Yield HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund had engaged in Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the fiscal year ended December 31, 2017, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund had engaged in Interest Rate Swap Contracts.

Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional

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December 31, 2017

amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

During the fiscal year ended December 31, 2017, Total Return Bond HLS Fund had engaged in Cross Currency Swap Contracts.

e)	Additional Derivative Instrument Information:

Balanced HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$188,302	$—	$—	$—	$—	$—	$188,302

Total	$188,302	$—	$—	$—	$—	$—	$188,302

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(687,189)	$—	$—	$—	$—	$—	$(687,189)

Total	$(687,189)	$—	$—	$—	$—	$—	$(687,189)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$349,426	$—	$—	$—	$—	$—	$349,426

Total	$349,426	$—	$—	$—	$—	$—	$349,426

For the year ended December 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	4
Futures Contracts Short at Number of Contracts	(221)

Capital Appreciation HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$22,177	$—	$—	$—	$—	$22,177

Total	$—	$22,177	$—	$—	$—	$—	$22,177

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$252,380	$—	$—	$—	$—	$252,380

Total	$—	$252,380	$—	$—	$—	$—	$252,380

229

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December 31, 2017

Capital Appreciation HLS Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(3,400,588)	$—	$—	$—	$—	$(3,400,588)

Total	$—	$(3,400,588)	$—	$—	$—	$—	$(3,400,588)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(1,220,777)	$—	$—	$—	$—	$(1,220,777)

Total	$—	$(1,220,777)	$—	$—	$—	$—	$(1,220,777)

For the year ended December 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$48,488,374
Foreign Currency Contracts Sold at Contract Amount	$61,675,987

Disciplined Equity HLS Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$(37,464)	$—	$—	$(37,464)

Total	$—	$—	$—	$(37,464)	$—	$—	$(37,464)

For the year ended December 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	49

High Yield HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$60,543	$—	$—	$—	$—	$60,543

Total	$—	$60,543	$—	$—	$—	$—	$60,543

230

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Notes to Financial Statements – (continued)

December 31, 2017

High Yield HLS Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$—	$—	$748,401	$—	$—	$—	$748,401
Net realized gain (loss) on foreign currency contracts	—	(258,036)	—	—	—	—	(258,036)

Total	$—	$(258,036)	$748,401	$—	$—	$—	$490,365

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$(302,502)	$—	$—	$—	$(302,502)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(19,105)	—	—	—	—	(19,105)

Total	$—	$(19,105)	$(302,502)	$—	$—	$—	$(321,607)

For the year ended December 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	$6,276,910
Foreign Currency Contracts Purchased at Contract Amount	$951,867
Foreign Currency Contracts Sold at Contract Amount	$3,355,845

International Opportunities HLS Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(1,419,611)	$—	$—	$—	$—	$(1,419,611)

Total	$—	$(1,419,611)	$—	$—	$—	$—	$(1,419,611)

International Opportunities HLS Fund – (continued)

For the year ended December 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$101,702,773
Foreign Currency Contracts Sold at Contract Amount	$100,283,163

231

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December 31, 2017

Total Return Bond HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$4,184,607	$—	$—	$—	$—	$—	$4,184,607
Unrealized appreciation on futures contracts(1)	1,312,227	—	—	—	—	—	1,312,227
Unrealized appreciation on foreign currency contracts	—	191,937	—	—	—	—	191,937
Unrealized appreciation on swap contracts(2)	980,417	—	1,163,723	—	—	—	2,144,140

Total	$6,477,251	$191,937	$1,163,723	$—	$—	$—	$7,832,911

Liabilities:
Unrealized depreciation on futures contracts(1)	$2,960,675	$—	$—	$—	$—	$—	$2,960,675
Unrealized depreciation on foreign currency contracts	—	673,631	—	—	—	—	673,631
Unrealized depreciation on swap contracts(2)	745,427	—	4,237,788	—	—	—	4,983,215

Total	$3,706,102	$673,631	$4,237,788	$—	$—	$—	$8,617,521

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$267,703	$211,584	$—	$—	$—	$—	$479,287
Net realized gain (loss) on futures contracts	7,587,676	—	—	—	—	—	7,587,676
Net realized gain (loss) on written options contracts	(101,264)	45,534	—	—	—	—	(55,730)
Net realized gain (loss) on swap contracts	2,607,126	(123,338)	1,347,822	—	—	—	3,831,610
Net realized gain (loss) on foreign currency contracts	—	330,232	—	—	—	—	330,232

Total	$10,361,241	$464,012	$1,347,822	$—	$—	$—	$12,173,075

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(590,793)	$121,734	$—	$—	$—	$—	$(469,059)
Net change in unrealized appreciation (depreciation) of futures contracts	(1,652,213)	—	—	—	—	—	(1,652,213)
Net change in unrealized appreciation (depreciation) of swap contracts	(3,408,844)	—	(4,641,702)	—	—	—	(8,050,546)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(3,976,407)	—	—	—	—	(3,976,407)

Total	$(5,651,850)	$(3,854,673)	$(4,641,702)	$—	$—	$—	$(14,148,225)

For the year ended December 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	22,799,545
Futures Contracts Long at Number of Contracts	4,250
Futures Contracts Short at Number of Contracts	(2,293)
Swap Contracts at Notional Amount	$504,713,405
Foreign Currency Contracts Purchased at Contract Amount	$36,879,036
Foreign Currency Contracts Sold at Contract Amount	$90,710,423

232

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December 31, 2017

U.S. Government Securities HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$44,077	$—	$—	$—	$—	$—	$44,077
Unrealized appreciation on swap contracts(2)	2,331	—	99,089	—	—	—	101,420

Total	$46,408	$—	$99,089	$—	$—	$—	$145,497

Liabilities:
Unrealized depreciation on futures contracts(1)	$409,800	$—	$—	$—	$—	$—	$409,800
Unrealized depreciation on swap contracts(2)	103,715	—	54,000	—	—	—	157,715

Total	$513,515	$—	$54,000	$—	$—	$—	$567,515

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(1,128,902)	$—	$—	$—	$—	$—	$(1,128,902)
Net realized gain (loss) on swap contracts	543,143	—	—	—	—	—	543,143

Total	$(585,759)	$—	$—	$—	$—	$—	$(585,759)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$10,785	$—	$—	$—	$—	$—	$10,785
Net change in unrealized appreciation (depreciation) of swap contracts	(527,678)	—	45,089	—	—	—	(482,589)

Total	$(516,893)	$—	$45,089	$—	$—	$—	$(471,804)

For the year ended December 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	937
Futures Contracts Short at Number of Contracts	(168)
Swap Contracts at Notional Amount	$38,583,889

(1)	Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

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Notes to Financial Statements – (continued)

December 31, 2017

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of December 31, 2017:

Balanced HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$188,302	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	188,302	—

Derivatives not subject to a MNA	(188,302)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Capital Appreciation HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$22,177	$(252,380)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	22,177	(252,380)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$22,177	$(252,380)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Credit Suisse First Boston Corp.	$22,177	$—	$—	$—	$22,177

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Morgan Stanley	$(252,380)	$—	$—	$—	$(252,380)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

High Yield HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(60,543)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(60,543)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(60,543)

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December 31, 2017

High Yield HLS Fund
Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(34,785)	$—	$—	$—	$(34,785)
Citibank NA	(25,758)	—	—	—	(25,758)

Total	$(60,543)	$—	$—	$—	$(60,543)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Total Return Bond HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$191,937	$(673,631)
Futures contracts	1,312,227	(2,960,675)
Purchased options	—	(590,793)
Swap contracts	2,144,140	(4,983,215)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,648,304	(9,208,314)

Derivatives not subject to a MNA	(2,285,568)	4,173,350

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,362,736	$(5,034,964)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$16,727	$—	$—	$—	$16,727
Banc of America Securities LLC	307,657	(83,737)	—	(223,920)	—
Citibank NA	96,436	(93,583)	—	(2,853)	—
Credit Suisse International	191,105	(191,105)	—	—	—
Deutsche Bank Securities, Inc.	45,041	(45,041)	—	—	—
Goldman Sachs & Co.	82,250	(82,250)	—	—	—
JP Morgan Chase & Co.	7,317	(7,317)	—	—	—
Morgan Stanley	595,615	(595,615)	—	—	—
State Street Global Markets LLC	20,588	(20,588)	—	—	—

Total	$1,362,736	$(1,119,236)	$—	$(226,773)	$16,727

235

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December 31, 2017

Total Return Bond HLS Fund
Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(83,737)	$83,737	$—	$—	$—
Barclays	(742,224)	—	742,224	—	—
Citibank NA	(93,583)	93,583	—	—	—
Credit Suisse International	(1,659,144)	191,105	1,468,039	—	—
Deutsche Bank Securities, Inc.	(140,707)	45,041	95,666	—	—
Goldman Sachs & Co.	(1,136,434)	82,250	1,054,184	—	—
HSBC Bank USA	(27,150)	—	—	—	(27,150)
JP Morgan Chase & Co.	(277,124)	7,317	—	—	(269,807)
Morgan Stanley	(751,766)	595,615	156,151	—	—
National Australia Bank Limited	(24,134)	—	—	—	(24,134)
Standard Chartered Bank	(28,716)	—	—	—	(28,716)
State Street Global Markets LLC	(55,670)	20,588	—	—	(35,082)
Westpac International	(14,575)	—	—	—	(14,575)

Total	$(5,034,964)	$1,119,236	$3,516,264	$—	$(399,464)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

U.S. Government Securities HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$44,077	$(409,800)
Swap contracts	101,420	(157,715)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	145,497	(567,515)

Derivatives not subject to a MNA	(46,408)	513,515

Total gross amount of assets and liabilities subject to MNA or similar agreements	$99,089	$(54,000)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Morgan Stanley	$99,089	$(54,000)	$—	$—	$45,089

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Morgan Stanley	$(54,000)	$54,000	$—	$—	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

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December 31, 2017

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2017. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment

237

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December 31, 2017

income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended December 31, 2017 and December 31, 2016 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Balanced HLS Fund	$52,998,179	$—	$64,341,864	$—
Capital Appreciation HLS Fund	256,975,919	59,762,068	109,413,745	483,020,980
Disciplined Equity HLS Fund	13,006,932	65,722,486	5,779,778	86,580,392
Dividend and Growth HLS Fund	74,944,481	222,168,732	67,340,704	368,805,693
Global Growth HLS Fund	2,278,163	22,502,321	2,719,592	46,632,592
Growth Opportunities HLS Fund	—	18,391,830	63,046,538	135,646,185
Healthcare HLS Fund	3,196	49,738,571	16,501,827	59,648,396
High Yield HLS Fund	18,453,383	—	20,173,151	—
International Opportunities HLS Fund	20,907,573	—	19,934,946	—
MidCap HLS Fund	32,145,069	67,598,711	3,018,544	179,809,066
MidCap Value HLS Fund	1,827,960	24,512,728	3,944,532	46,923,488
Small Cap Growth HLS Fund	446,623	5	3,674,250	47,394,376
Small Company HLS Fund	—	—	—	96,202,028
Small/Mid Cap Equity HLS Fund	791,280	3,047,082	1,209,387	5,663,682
Stock HLS Fund	25,818,519	—	26,635,480	—
Total Return Bond HLS Fund	70,944,183	—	65,470,345	10,007,821
Ultrashort Bond HLS Fund	4,216,403	—	2,672,149	—
U.S. Government Securities HLS Fund	8,912,082	—	9,029,477	—
Value HLS Fund	10,800,129	34,882,857	10,899,057	62,514,733

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(c).

As of December 31, 2017, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Balanced HLS Fund	$975,147	$89,763,832	$—	$(16,601)	$511,690,137	$602,412,515
Capital Appreciation HLS Fund	44,533,236	356,458,423	—	—	619,677,723	1,020,669,382
Disciplined Equity HLS Fund	2,053,006	57,940,757	—	—	185,560,706	245,554,469
Dividend and Growth HLS Fund	4,161,698	354,668,890	—	—	1,157,794,491	1,516,625,079
Global Growth HLS Fund	4,474,835	41,743,435	—	—	139,557,917	185,776,187
Growth Opportunities HLS Fund	87,904,788	121,869,089	—	—	260,038,528	469,812,405
Healthcare HLS Fund	6,465,216	13,897,518	—	—	54,108,553	74,471,287
High Yield HLS Fund	16,556,069	—	(15,682,222)	—	3,047,910	3,921,757
International Opportunities HLS Fund	26,985,652	—	—	—	206,675,272	233,660,924
MidCap HLS Fund	7,302,796	193,159,703	—	—	591,614,140	792,076,639
MidCap Value HLS Fund	1,413,321	22,813,006	—	—	85,144,472	109,370,799
Small Cap Growth HLS Fund	—	83,406,237	—	—	286,944,984	370,351,221
Small Company HLS Fund	—	40,858,715	—	—	113,085,725	153,944,440
Small/Mid Cap Equity HLS Fund	923,003	8,535,279	—	—	18,087,830	27,546,112
Stock HLS Fund	894,608	—	—	—	358,649,725	359,544,333
Total Return Bond HLS Fund	86,244,144	7,741,822	—	10,236	18,767,111	112,763,313
Ultrashort Bond HLS Fund	5,554,675	—	(685,090)	—	(198,333)	4,671,252

238

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December 31, 2017

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
U.S. Government Securities HLS Fund	$8,467,367	$—	$(86,084,126)	$(262,058)	$(1,094,140)	$(78,972,957)
Value HLS Fund	412,733	40,768,371	—	—	145,427,026	186,608,130

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as partnerships, REITs, return of capital from corporate stock, foreign currency, redesignation of distributions, PFICs, expiration of capital loss carryforwards or utilization of net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2017, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Balanced HLS Fund	$(9,506)	$(470,029)	$479,535
Capital Appreciation HLS Fund	(94,744)	1,370,024	(1,275,280)
Disciplined Equity HLS Fund	—	(308,445)	308,445
Dividend and Growth HLS Fund	—	(440,839)	440,839
Global Growth HLS Fund	(1)	(45,683)	45,684
Growth Opportunities HLS Fund	(104,306)	1,802,037	(1,697,731)
Healthcare HLS Fund	—	53,626	(53,626)
High Yield HLS Fund	(9,709,378)	131,397	9,577,981
International Opportunities HLS Fund	(195,309,854)	6,538,537	188,771,317
MidCap HLS Fund	(1)	(383,481)	383,482
MidCap Value HLS Fund	—	(136,669)	136,669
Small Cap Growth HLS Fund	(1,464,555)	803,725	660,830
Small Company HLS Fund	(4,824,347)	2,511,265	2,313,082
Small/Mid Cap Equity HLS Fund	—	(245,791)	245,791
Stock HLS Fund	(5,476,238)	108,868	5,367,370
Total Return Bond HLS Fund	(1)	18,661,317	(18,661,316)
Ultrashort Bond HLS Fund	—	127,745	(127,745)
U.S. Government Securities HLS Fund	(25,163,378)	987,290	24,176,088
Value HLS Fund	—	(58,966)	58,966

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

239

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December 31, 2017

At December 31, 2017 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund	2018
High Yield HLS Fund	$—	$2,204,643	$13,477,579
Ultrashort Bond HLS Fund	—	309,366	375,724
U.S. Government Securities HLS Fund	58,149,395	2,231,528	25,703,203

Balanced HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, Healthcare HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Small Cap Growth HLS Fund, Small Company HLS Fund, Small/Mid Cap Equity HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund and Value HLS Fund had no capital loss carryforwards for U.S. federal income tax purposes as of December 31, 2017.

During the fiscal year ended December 31, 2017, the Balanced HLS Fund, High Yield HLS Fund, International Opportunities HLS Fund, Small Cap Growth HLS Fund, Small Company HLS Fund, Stock HLS Fund and Total Return Bond HLS Fund utilized $81,394,802, $5,006,208, $104,728,215, $14,202,092, $91,646,492, $128,342,761 and $13,673,254 of prior year capital loss carryforwards, respectively.

During the year ended December 31, 2017, High Yield HLS Fund, International Opportunities HLS Fund, Stock HLS Fund and U.S. Government Securities HLS Fund had expired $9,709,378, $195,309,855, $5,476,238 and $25,163,377 of prior year capital loss carryforwards, respectively.

f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at December 31, 2017 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Balanced HLS Fund	$1,857,035,146	$549,405,694	$(37,706,097)	$511,699,597
Capital Appreciation HLS Fund	4,440,280,557	721,692,592	(101,996,013)	619,696,579
Disciplined Equity HLS Fund	513,333,693	186,312,014	(751,308)	185,560,706
Dividend and Growth HLS Fund	2,461,393,941	1,183,687,610	(25,903,454)	1,157,784,156
Global Growth HLS Fund	380,241,624	141,650,407	(2,090,589)	139,559,818
Growth Opportunities HLS Fund	1,251,685,783	271,202,281	(11,155,405)	260,046,876
Healthcare HLS Fund	281,302,777	76,795,802	(22,686,919)	54,108,883
High Yield HLS Fund	292,041,395	12,125,215	(9,078,329)	3,046,886
International Opportunities HLS Fund	1,380,438,180	220,930,111	(14,283,589)	206,646,522
MidCap HLS Fund	1,630,202,955	626,708,240	(35,094,100)	591,614,140
MidCap Value HLS Fund	290,033,777	96,560,553	(11,414,969)	85,145,584
Small Cap Growth HLS Fund	1,044,598,926	327,745,736	(40,800,752)	286,944,984
Small Company HLS Fund	495,955,978	125,774,472	(12,688,747)	113,085,725
Small/Mid Cap Equity HLS Fund	80,809,690	20,653,440	(2,565,610)	18,087,830
Stock HLS Fund	1,167,912,594	374,639,981	(15,975,645)	358,664,336
Total Return Bond HLS Fund	2,888,858,723	44,898,554	(25,964,239)	18,934,315
Ultrashort Bond HLS Fund	525,088,826	726,137	(924,470)	(198,333)
U.S. Government Securities HLS Fund	422,112,344	2,812,716	(3,906,856)	(1,094,140)
Value HLS Fund	381,283,840	160,844,518	(15,418,162)	145,426,356

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, management reviews each Fund’s tax positions for all open tax years. As of December 31, 2017, management had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S.

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December 31, 2017

tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund, in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of December 31, 2017; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Balanced HLS Fund	0.6800% on first $250 million and;
0.6550% on next $250 million and;
0.6450% on next $500 million and;
0.5950% on next $4 billion and;
0.5925% on next $5 billion and;
0.5900% over $10 billion

Capital Appreciation HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

Disciplined Equity HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

Dividend and Growth HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

Global Growth HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

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Notes to Financial Statements – (continued)

December 31, 2017

Fund	Management Fee Rates
Growth Opportunities HLS Fund	0.7000% on first $100 million and;
0.6000% on next $4.9 billion and;
0.5975% on next $5 billion and;
0.5950% over $10 billion

Healthcare HLS Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $4.5 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

High Yield HLS Fund	0.7000% on first $500 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6150% on next $2.5 billion and;
0.6050% on next $5 billion and;
0.5950% over $10 billion

International Opportunities HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

MidCap HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

MidCap Value HLS Fund	0.8000% on first $500 million and;
0.7250% on next $500 million and;
0.6750% on next $1.5 billion and;
0.6700% on next $2.5 billion and;
0.6650% on next $5 billion and;
0.6600% over $10 billion

Small Cap Growth HLS Fund	0.7000% on first $100 million and;
0.6000% on next $4.9 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Small Company HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6000% on next $500 million and;
0.5500% on next $3.5 billion and;
0.5300% on next $5 billion and;
0.5200% over $10 billion

242

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December 31, 2017

Fund	Management Fee Rates
Small/Mid Cap Equity HLS Fund	0.8000% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $2 billion and;
0.6900% on next $2 billion and;
0.6800% on next $5 billion and;
0.6700% over $10 billion

Stock HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $4 billion and;
0.4475% on next $5 billion and;
0.4450% over $10 billion

Total Return Bond HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $1.5 billion and;
0.4450% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Ultrashort Bond HLS Fund	0.4000% on first $5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

U.S. Government Securities HLS Fund	0.4500% on first $500 million and;
0.4450% on next $500 million and;
0.4400% on next $1.5 billion and;
0.4350% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Value HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

HFMC contractually agreed to waive investment management fees of 0.03% of average daily net assets until December 31, 2017, for the Balanced HLS Fund.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Balanced HLS Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

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December 31, 2017

Fund	Accounting Services Fee Rates
Capital Appreciation HLS Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Disciplined Equity HLS Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

Dividend and Growth HLS Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

Global Growth HLS Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

Growth Opportunities HLS Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Healthcare HLS Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

High Yield HLS Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

International Opportunities HLS Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

MidCap HLS Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

MidCap Value HLS Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

Small Cap Growth HLS Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Small Company HLS Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Small/Mid Cap Equity HLS Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

Stock HLS Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

244

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2017

Fund	Accounting Services Fee Rates
Total Return Bond HLS Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Ultrashort Bond HLS Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

U.S. Government Securities HLS Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

Value HLS Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by a Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – Hartford HLS Series Fund II, Inc., on behalf of its series except U.S. Government Securities HLS Fund, and Hartford Series Fund, Inc., on behalf of its series except High Yield HLS Fund, Total Return Bond HLS Fund and Ultrashort Bond HLS Fund, have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the fiscal year ended December 31, 2017, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	0.63%	0.88%	—
Capital Appreciation HLS Fund	0.68%	0.93%	1.18%
Disciplined Equity HLS Fund	0.78%	1.03%	—
Dividend and Growth HLS Fund	0.68%	0.93%	—
Global Growth HLS Fund	0.81%	1.06%	—
Growth Opportunities HLS Fund	0.66%	0.91%	1.16%
Healthcare HLS Fund	0.89%	1.14%	—
High Yield HLS Fund	0.77%	1.02%	—
International Opportunities HLS Fund	0.73%	0.98%	—
MidCap HLS Fund	0.70%	0.95%	—
MidCap Value HLS Fund	0.86%	1.11%	—
Small Cap Growth HLS Fund	0.65%	0.90%	—
Small Company HLS Fund	0.77%	1.02%	—
Small/Mid Cap Equity HLS Fund	0.92%	1.17%	—
Stock HLS Fund	0.52%	0.77%	—
Total Return Bond HLS Fund	0.51%	0.76%	—
Ultrashort Bond HLS Fund	0.45%	0.70%	—
U.S. Government Securities HLS Fund	0.51%	0.76%	—
Value HLS Fund	0.80%	1.05%	—

245

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2017

e)	Distribution Plans for Class IB and Class IC Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. Each Company, on behalf of its respective Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares and each Company, on behalf of certain Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IC shares.

Pursuant to the Class IB Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class IC Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for distribution financing activities.

Each Board has the authority to suspend or reduce these payments at any point in time. The distribution fees paid during the period can be found on the Statements of Operations. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine.

f)	Administrative Services Fee for Class IC Shares – Certain Funds may pay an administrative services fee to third party insurance companies annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for recordkeeping and/or other administrative services provided to such Class IC shares. The total administrative services fees paid during the period are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

g)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2017, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Balanced HLS Fund	$4,923
Capital Appreciation HLS Fund	10,835
Disciplined Equity HLS Fund	1,436
Dividend and Growth HLS Fund	7,393
Global Growth HLS Fund	1,011
Growth Opportunities HLS Fund	3,047
Healthcare HLS Fund	705
High Yield HLS Fund	660
International Opportunities HLS Fund	2,989
MidCap HLS Fund	4,265
MidCap Value HLS Fund	788
Small Cap Growth HLS Fund	2,720
Small Company HLS Fund	1,498
Small/Mid Cap Equity HLS Fund	209
Stock HLS Fund	3,137
Total Return Bond HLS Fund	5,162
Ultrashort Bond HLS Fund	1,187
U.S. Government Securities HLS Fund	898
Value HLS Fund	1,096

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. Each Fund pays HASCO a fixed fee annually, plus out of pocket expenses for providing such services. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

246

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2017

For the fiscal year ended December 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services on a gross and net basis as a percentage of each Class’s average daily net assets is as follows:

Fund	Class IA		Class IB		Class IC
Balanced HLS Fund	0.00	%*	0.00	%*	—
Capital Appreciation HLS Fund	0.00	%*	0.00	%*	0.00	%*
Disciplined Equity HLS Fund	0.00	%*	0.00	%*	—
Dividend and Growth HLS Fund	0.00	%*	0.00	%*	—
Global Growth HLS Fund	0.00	%*	0.00	%*	—
Growth Opportunities HLS Fund	0.00	%*	0.00	%*	0.00	%*
Healthcare HLS Fund	0.00	%*	0.00	%*	—
High Yield HLS Fund	0.00	%*	0.00	%*	—
International Opportunities HLS Fund	0.00	%*	0.00	%*	—
MidCap HLS Fund	0.00	%*	0.00	%*	—
MidCap Value HLS Fund	0.00	%*	0.00	%*	—
Small Cap Growth HLS Fund	0.00	%*	0.00	%*	—
Small Company HLS Fund	0.00	%*	0.00	%*	—
Small/Mid Cap Equity HLS Fund	0.01%		0.01%		—
Stock HLS Fund	0.00	%*	0.00	%*	—
Total Return Bond HLS Fund	0.00	%*	0.00	%*	—
Ultrashort Bond HLS Fund	0.00	%*	0.00	%*	—
U.S. Government Securities HLS Fund	0.00	%*	0.00	%*	—
Value HLS Fund	0.00	%*	0.00	%*	—

*	Percentage rounds to zero.

8.	Affiliate Holdings:

As of December 31, 2017, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	—	—	—
Capital Appreciation HLS Fund	—	—	0.04%
Disciplined Equity HLS Fund	—	—	—
Dividend and Growth HLS Fund	—	—	—
Global Growth HLS Fund	—	—	—
Growth Opportunities HLS Fund	—	—	0.04%
Healthcare HLS Fund	—	—	—
High Yield HLS Fund	—	—	—
International Opportunities HLS Fund	—	—	—
MidCap HLS Fund	—	—	—
MidCap Value HLS Fund	—	—	—
Small Cap Growth HLS Fund	—	—	—
Small Company HLS Fund	—	—	—
Small/Mid Cap Equity HLS Fund	—	—	—
Stock HLS Fund	—	—	—
Total Return Bond HLS Fund	—	—	—
Ultrashort Bond HLS Fund	—	—	—
U.S. Government Securities HLS Fund	—	—	—
Value HLS Fund	—	—	—

247

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2017

Percentage of Fund by Class:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	—	—	—
Capital Appreciation HLS Fund	—	—	0.00	%*
Disciplined Equity HLS Fund	—	—	—
Dividend and Growth HLS Fund	—	—	—
Global Growth HLS Fund	—	—	—
Growth Opportunities HLS Fund	—	—	0.00	%*
Healthcare HLS Fund	—	—	—
High Yield HLS Fund	—	—	—
International Opportunities HLS Fund	—	—	—
MidCap HLS Fund	—	—	—
MidCap Value HLS Fund	—	—	—
Small Cap Growth HLS Fund	—	—	—
Small Company HLS Fund	—	—	—
Small/Mid Cap Equity HLS Fund	—	—	—
Stock HLS Fund	—	—	—
Total Return Bond HLS Fund	—	—	—
Ultrashort Bond HLS Fund	—	—	—
U.S. Government Securities HLS Fund	—	—	—
Value HLS Fund	—	—	—

*	Percentage rounds to zero.

9.	Investment Transactions:

For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Balanced HLS Fund	$529,592,234	$643,522,627
Capital Appreciation HLS Fund	3,790,814,750	4,825,855,194
Disciplined Equity HLS Fund	203,418,014	306,542,431
Dividend and Growth HLS Fund	872,139,874	1,190,860,707
Global Growth HLS Fund	274,948,659	306,356,517
Growth Opportunities HLS Fund	1,414,501,977	1,586,863,920
Healthcare HLS Fund	59,310,123	77,507,515
High Yield HLS Fund	128,331,124	151,438,808
International Opportunities HLS Fund	1,305,598,984	1,246,913,352
MidCap HLS Fund	718,525,186	759,773,145
MidCap Value HLS Fund	119,060,423	168,054,747
Small Cap Growth HLS Fund	647,231,101	751,029,481
Small Company HLS Fund	761,753,654	1,221,919,316
Small/Mid Cap Equity HLS Fund	80,316,872	97,537,630
Stock HLS Fund	201,376,152	362,737,760
Total Return Bond HLS Fund	1,381,544,873	1,597,735,770
Ultrashort Bond HLS Fund	209,934,045	243,689,097
U.S. Government Securities HLS Fund	80,028,960	42,105,072
Value HLS Fund	70,405,420	139,936,102

248

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2017

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Balanced HLS Fund	$69,525,690	$159,937,437
Capital Appreciation HLS Fund	—	—
Disciplined Equity HLS Fund	—	—
Dividend and Growth HLS Fund	—	—
Global Growth HLS Fund	—	—
Growth Opportunities HLS Fund	—	—
Healthcare HLS Fund	—	—
High Yield HLS Fund	—	—
International Opportunities HLS Fund	—	—
MidCap HLS Fund	—	—
MidCap Value HLS Fund	—	—
Small Cap Growth HLS Fund	—	—
Small Company HLS Fund	—	—
Small/Mid Cap Equity HLS Fund	—	—
Stock HLS Fund	—	—
Total Return Bond HLS Fund	717,166,834	551,707,493
Ultrashort Bond HLS Fund	119,470,507	144,284,181
U.S. Government Securities HLS Fund	390,221,946	410,383,324
Value HLS Fund	—	—

Fund	Total Cost of Purchases	Total Sales Proceeds
Balanced HLS Fund	$599,117,924	$803,460,064
Capital Appreciation HLS Fund	3,790,814,750	4,825,855,194
Disciplined Equity HLS Fund	203,418,014	306,542,431
Dividend and Growth HLS Fund	872,139,874	1,190,860,707
Global Growth HLS Fund	274,948,659	306,356,517
Growth Opportunities HLS Fund	1,414,501,977	1,586,863,920
Healthcare HLS Fund	59,310,123	77,507,515
High Yield HLS Fund	128,331,124	151,438,808
International Opportunities HLS Fund	1,305,598,984	1,246,913,352
MidCap HLS Fund	718,525,186	759,773,145
MidCap Value HLS Fund	119,060,423	168,054,747
Small Cap Growth HLS Fund	647,231,101	751,029,481
Small Company HLS Fund	761,753,654	1,221,919,316
Small/Mid Cap Equity HLS Fund	80,316,872	97,537,630
Stock HLS Fund	201,376,152	362,737,760
Total Return Bond HLS Fund	2,098,711,707	2,149,443,263
Ultrashort Bond HLS Fund	329,404,552	387,973,278
U.S. Government Securities HLS Fund	470,250,906	452,488,396
Value HLS Fund	70,405,420	139,936,102

249

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2017

10.	Capital Share Transactions:

The following information is for the year ended December 31, 2017, and the year ended December 31, 2016:

Balanced HLS Fund
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	806,404	$24,243,642	432,134	$11,762,594
Shares Issued for Reinvested Dividends	1,550,612	47,464,119	2,066,809	57,374,388
Shares Redeemed	(9,237,441)	(271,385,497)	(11,127,409)	(301,710,149)

Net Increase (Decrease)	(6,880,425)	(199,677,736)	(8,628,466)	(232,573,167)

Class IB
Shares Sold	98,155	$2,948,319	183,197	$4,893,695
Shares Issued for Reinvested Dividends	178,485	5,534,060	247,482	6,967,476
Shares Redeemed	(1,359,464)	(40,387,458)	(1,673,760)	(46,010,455)

Net Increase (Decrease)	(1,082,824)	(31,905,079)	(1,243,081)	(34,149,284)

Total Net Increase (Decrease)	(7,963,249)	$(231,582,815)	(9,871,547)	$(266,722,451)

Capital Appreciation HLS Fund
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	1,520,224	$69,676,765	1,890,996	$80,924,245
Shares Issued for Reinvested Dividends	5,849,271	280,000,593	12,769,224	530,174,730
Shares Redeemed	(23,141,724)	(1,078,423,340)	(34,600,429)	(1,476,715,307)

Net Increase (Decrease)	(15,772,229)	(728,745,982)	(19,940,209)	(865,616,332)

Class IB
Shares Sold	111,613	$5,150,495	115,545	$4,798,062
Shares Issued for Reinvested Dividends	742,165	35,014,412	1,471,280	60,184,340
Shares Redeemed	(2,304,465)	(105,783,037)	(2,744,732)	(115,383,323)

Net Increase (Decrease)	(1,450,687)	(65,618,130)	(1,157,907)	(50,400,921)

Class IC
Shares Sold	127,654	$5,935,733	155,349	$6,572,808
Shares Issued for Reinvested Dividends	36,298	1,722,982	50,492	2,075,655
Shares Redeemed	(53,091)	(2,473,932)	(55,844)	(2,347,703)

Net Increase (Decrease)	110,861	5,184,783	149,997	6,300,760

Total Net Increase (Decrease)	(17,112,055)	$(789,179,329)	(20,948,119)	$(909,716,493)

250

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2017

Disciplined Equity HLS Fund
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	283,728	$4,383,156	1,162,708	$17,069,443
Shares Issued for Reinvested Dividends	4,779,020	69,277,938	5,685,375	81,089,435
Shares Redeemed	(6,394,841)	(97,244,218)	(7,445,491)	(111,694,506)

Net Increase (Decrease)	(1,332,093)	(23,583,124)	(597,408)	(13,535,628)

Class IB
Shares Sold	144,937	$2,190,277	244,068	$3,630,073
Shares Issued for Reinvested Dividends	660,646	9,451,480	798,826	11,270,736
Shares Redeemed	(1,017,854)	(15,281,872)	(1,248,004)	(18,586,945)

Net Increase (Decrease)	(212,271)	(3,640,115)	(205,110)	(3,686,136)

Total Net Increase (Decrease)	(1,544,364)	$(27,223,239)	(802,518)	$(17,221,764)

Dividend and Growth HLS Fund
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	4,155,891	$95,954,389	5,495,742	$123,287,564
Shares Issued for Reinvested Dividends	11,597,227	261,460,717	17,932,886	380,223,306
Shares Redeemed	(19,421,429)	(451,326,930)	(22,492,815)	(495,062,146)

Net Increase (Decrease)	(3,668,311)	(93,911,824)	935,813	8,448,724

Class IB
Shares Sold	375,911	$8,685,861	499,749	$10,925,264
Shares Issued for Reinvested Dividends	1,593,174	35,652,495	2,654,218	55,923,091
Shares Redeemed	(3,425,042)	(79,084,752)	(3,669,262)	(80,212,091)

Net Increase (Decrease)	(1,455,957)	(34,746,396)	(515,295)	(13,363,736)

Total Net Increase (Decrease)	(5,124,268)	$(128,658,220)	420,518	$(4,915,012)

Global Growth HLS Fund
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	1,167,362	$30,260,457	543,460	$12,675,555
Shares Issued for Reinvested Dividends	811,179	20,798,629	1,805,742	40,737,536
Shares Redeemed	(2,159,005)	(55,663,972)	(2,745,818)	(63,750,555)

Net Increase (Decrease)	(180,464)	(4,604,886)	(396,616)	(10,337,464)

Class IB
Shares Sold	205,454	$5,206,011	181,152	$4,134,958
Shares Issued for Reinvested Dividends	156,643	3,981,856	384,926	8,614,648
Shares Redeemed	(611,170)	(15,562,567)	(848,234)	(19,479,718)

Net Increase (Decrease)	(249,073)	(6,374,700)	(282,156)	(6,730,112)

Total Net Increase (Decrease)	(429,537)	$(10,979,586)	(678,772)	$(17,067,576)

251

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2017

Growth Opportunities HLS Fund
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	1,055,813	$35,715,356	4,317,826	$143,218,022
Shares Issued for Reinvested Dividends	456,670	16,106,761	5,633,211	174,516,879
Shares Redeemed	(5,385,187)	(187,447,545)	(5,899,305)	(190,123,880)

Net Increase (Decrease)	(3,872,704)	(135,625,428)	4,051,732	127,611,021

Class IB
Shares Sold	226,887	$7,648,732	288,529	$9,169,198
Shares Issued for Reinvested Dividends	55,466	1,881,415	686,184	20,503,187
Shares Redeemed	(837,366)	(27,997,475)	(1,066,677)	(33,338,544)

Net Increase (Decrease)	(555,013)	(18,467,328)	(91,964)	(3,666,159)

Class IC
Shares Sold	104,552	$3,540,640	254,301	$8,077,525
Shares Issued for Reinvested Dividends	11,639	403,653	119,944	3,672,657
Shares Redeemed	(81,843)	(2,819,857)	(99,012)	(3,177,329)

Net Increase (Decrease)	34,348	1,124,436	275,233	8,572,853

Total Net Increase (Decrease)	(4,393,369)	$(152,968,320)	4,235,001	$132,517,715

Healthcare HLS Fund
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	1,841,982	$44,835,798	1,315,220	$34,964,722
Shares Issued for Reinvested Dividends	1,933,544	42,557,293	2,918,070	64,430,977
Shares Redeemed	(2,322,554)	(54,827,732)	(4,642,420)	(118,901,866)

Net Increase (Decrease)	1,452,972	32,565,359	(409,130)	(19,506,167)

Class IB
Shares Sold	129,384	$2,994,650	177,850	$4,516,085
Shares Issued for Reinvested Dividends	343,098	7,184,474	552,534	11,719,246
Shares Redeemed	(517,395)	(11,565,478)	(720,634)	(17,478,196)

Net Increase (Decrease)	(44,913)	(1,386,354)	9,750	(1,242,865)

Total Net Increase (Decrease)	1,408,059	$31,179,005	(399,380)	$(20,749,032)

High Yield HLS Fund
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	1,551,820	$12,802,783	2,932,807	$23,188,946
Shares Issued for Reinvested Dividends	1,763,487	14,107,895	1,967,008	15,598,376
Shares Redeemed	(5,352,490)	(44,291,170)	(8,071,995)	(63,756,161)

Net Increase (Decrease)	(2,037,183)	(17,380,492)	(3,172,180)	(24,968,839)

252

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2017

High Yield HLS Fund – (continued)
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IB
Shares Sold	398,161	$3,249,143	922,611	$7,179,450
Shares Issued for Reinvested Dividends	551,458	4,345,488	585,759	4,574,775
Shares Redeemed	(1,811,097)	(14,711,242)	(2,149,503)	(16,659,640)

Net Increase (Decrease)	(861,478)	(7,116,611)	(641,133)	(4,905,415)

Total Net Increase (Decrease)	(2,898,661)	$(24,497,103)	(3,813,313)	$(29,874,254)

International Opportunities HLS Fund
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	14,013,729	$228,923,920	7,789,062	$108,119,671
Shares Issued for Reinvested Dividends	1,165,749	19,083,304	1,261,253	17,922,412
Shares Redeemed	(10,831,010)	(174,609,123)	(12,946,295)	(179,842,398)

Net Increase (Decrease)	4,348,468	73,398,101	(3,895,980)	(53,800,315)

Class IB
Shares Sold	595,017	$9,615,544	744,796	$10,264,574
Shares Issued for Reinvested Dividends	109,962	1,824,269	139,856	2,012,534
Shares Redeemed	(1,810,973)	(29,172,721)	(2,536,882)	(35,348,893)

Net Increase (Decrease)	(1,105,994)	(17,732,908)	(1,652,230)	(23,071,785)

Total Net Increase (Decrease)	3,242,474	$55,665,193	(5,548,210)	$(76,872,100)

MidCap HLS Fund
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	9,676,572	$363,623,668	4,162,036	$140,508,393
Shares Issued for Reinvested Dividends	2,534,154	94,658,888	5,366,836	173,178,978
Shares Redeemed	(9,315,330)	(349,644,474)	(7,604,846)	(252,673,800)

Net Increase (Decrease)	2,895,396	108,638,082	1,924,026	61,013,571

Class IB
Shares Sold	203,031	$7,530,954	208,879	$6,848,448
Shares Issued for Reinvested Dividends	139,137	5,084,893	305,433	9,648,632
Shares Redeemed	(1,660,894)	(64,348,851)	(846,524)	(27,738,828)

Net Increase (Decrease)	(1,318,726)	(51,733,004)	(332,212)	(11,241,748)

Total Net Increase (Decrease)	1,576,670	$56,905,078	1,591,814	$49,771,823

253

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2017

MidCap Value HLS Fund
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	474,578	$5,861,095	389,348	$4,658,326
Shares Issued for Reinvested Dividends	1,786,186	20,308,940	3,439,721	38,903,246
Shares Redeemed	(3,597,010)	(44,123,512)	(3,280,710)	(39,074,053)

Net Increase (Decrease)	(1,336,246)	(17,953,477)	548,359	4,487,519

Class IB
Shares Sold	91,141	$1,113,838	185,352	$2,186,176
Shares Issued for Reinvested Dividends	534,256	6,031,748	1,064,482	11,964,774
Shares Redeemed	(1,189,202)	(14,470,579)	(1,207,760)	(14,245,410)

Net Increase (Decrease)	(563,805)	(7,324,993)	42,074	(94,460)

Total Net Increase (Decrease)	(1,900,051)	$(25,278,470)	590,433	$4,393,059

Small Cap Growth HLS Fund
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	5,723,808	$165,058,843	6,146,285	$150,379,245
Shares Issued for Reinvested Dividends	13,629	391,968	1,433,174	36,230,638
Shares Redeemed	(12,168,321)	(365,607,978)	(7,881,231)	(192,825,988)

Net Increase (Decrease)	(6,430,884)	(200,157,167)	(301,772)	(6,216,105)

Class IB
Shares Sold	5,928,739	$176,762,856	1,573,648	$37,425,555
Shares Issued for Reinvested Dividends	—	—	388,274	9,586,481
Shares Redeemed	(2,636,397)	(76,228,471)	(1,899,579)	(45,456,649)

Net Increase (Decrease)	3,292,342	100,534,385	62,343	1,555,387

Total Net Increase (Decrease)	(3,138,542)	$(99,622,782)	(239,429)	$(4,660,718)

Small Company HLS Fund
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	1,793,489	$32,075,623	4,320,930	$69,407,503
Shares Issued for Reinvested Dividends	—	—	5,503,709	87,123,722
Shares Redeemed	(26,402,292)	(469,703,430)	(22,041,377)	(349,251,002)

Net Increase (Decrease)	(24,608,803)	(437,627,807)	(12,216,738)	(192,719,777)

254

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2017

Small Company HLS Fund – (continued)
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IB
Shares Sold	223,321	$3,768,830	955,330	$14,441,775
Shares Issued for Reinvested Dividends	—	—	615,478	9,078,306
Shares Redeemed	(2,064,656)	(34,359,403)	(2,695,510)	(40,659,316)

Net Increase (Decrease)	(1,841,335)	(30,590,573)	(1,124,702)	(17,139,235)

Total Net Increase (Decrease)	(26,450,138)	$(468,218,380)	(13,341,440)	$(209,859,012)

Small/Mid Cap Equity HLS Fund
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	546,142	$4,524,831	1,366,914	$10,705,912
Shares Issued for Reinvested Dividends	415,135	3,287,870	781,330	5,789,652
Shares Redeemed	(2,330,941)	(19,299,802)	(1,886,188)	(13,863,228)

Net Increase (Decrease)	(1,369,664)	(11,487,101)	262,056	2,632,336

Class IB
Shares Sold	206,491	$1,703,656	424,789	$3,209,670
Shares Issued for Reinvested Dividends	69,948	550,492	147,003	1,083,417
Shares Redeemed	(724,359)	(5,954,090)	(658,111)	(4,818,908)

Net Increase (Decrease)	(447,920)	(3,699,942)	(86,319)	(525,821)

Total Net Increase (Decrease)	(1,817,584)	$(15,187,043)	175,737	$2,106,515

Stock HLS Fund
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	82,347	$6,102,812	199,184	$13,343,315
Shares Issued for Reinvested Dividends	299,255	23,707,000	356,943	24,394,377
Shares Redeemed	(2,491,889)	(184,342,341)	(2,794,292)	(184,659,241)

Net Increase (Decrease)	(2,110,287)	(154,532,529)	(2,238,165)	(146,921,549)

Class IB
Shares Sold	24,541	$1,800,010	59,518	$3,936,449
Shares Issued for Reinvested Dividends	26,673	2,111,519	32,802	2,241,103
Shares Redeemed	(326,619)	(24,082,015)	(446,429)	(29,469,033)

Net Increase (Decrease)	(275,405)	(20,170,486)	(354,109)	(23,291,481)

Total Net Increase (Decrease)	(2,385,692)	$(174,703,015)	(2,592,274)	$(170,213,030)

255

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2017

Total Return Bond HLS Fund
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	10,804,579	$121,912,379	8,946,264	$100,688,213
Shares Issued for Reinvested Dividends	5,703,212	64,104,099	5,995,954	67,994,124
Shares Redeemed	(28,263,945)	(319,063,315)	(36,538,628)	(410,475,319)

Net Increase (Decrease)	(11,756,154)	(133,046,837)	(21,596,410)	(241,792,982)

Class IB
Shares Sold	1,007,204	$11,336,689	711,513	$7,976,767
Shares Issued for Reinvested Dividends	611,268	6,840,084	663,479	7,484,042
Shares Redeemed	(3,290,538)	(36,973,156)	(4,748,050)	(53,039,383)

Net Increase (Decrease)	(1,672,066)	(18,796,383)	(3,373,058)	(37,578,574)

Total Net Increase (Decrease)	(13,428,220)	$(151,843,220)	(24,969,468)	$(279,371,556)

Ultrashort Bond HLS Fund
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	3,269,464	$32,898,341	3,997,140	$40,076,556
Shares Issued for Reinvested Dividends	385,163	3,863,181	254,655	2,551,645
Shares Redeemed	(10,954,529)	(110,225,740)	(12,302,990)	(123,344,159)

Net Increase (Decrease)	(7,299,902)	(73,464,218)	(8,051,195)	(80,715,958)

Class IB
Shares Sold	766,654	$7,701,575	1,092,356	$10,920,951
Shares Issued for Reinvested Dividends	35,217	353,222	12,039	120,504
Shares Redeemed	(2,138,208)	(21,476,321)	(2,982,859)	(29,834,147)

Net Increase (Decrease)	(1,336,337)	(13,421,524)	(1,878,464)	(18,792,692)

Total Net Increase (Decrease)	(8,636,239)	$(86,885,742)	(9,929,659)	$(99,508,650)

U.S. Government Securities HLS Fund
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	2,103,061	$21,772,509	4,083,858	$42,855,959
Shares Issued for Reinvested Dividends	729,790	7,516,833	722,114	7,582,207
Shares Redeemed	(6,323,266)	(65,421,205)	(8,875,818)	(93,215,231)

Net Increase (Decrease)	(3,490,415)	(36,131,863)	(4,069,846)	(42,777,065)

Class IB
Shares Sold	351,226	$3,626,856	855,371	$8,957,933
Shares Issued for Reinvested Dividends	135,593	1,395,250	137,967	1,447,269
Shares Redeemed	(1,335,009)	(13,785,552)	(1,996,389)	(20,941,029)

Net Increase (Decrease)	(848,190)	(8,763,446)	(1,003,051)	(10,535,827)

Total Net Increase (Decrease)	(4,338,605)	$(44,895,309)	(5,072,897)	$(53,312,892)

256

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2017

Value HLS Fund
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	695,794	$10,990,889	776,955	$11,933,096
Shares Issued for Reinvested Dividends	2,611,798	39,184,876	4,222,098	62,687,087
Shares Redeemed	(4,444,508)	(70,230,330)	(5,017,607)	(77,099,704)

Net Increase (Decrease)	(1,136,916)	(20,054,565)	(18,554)	(2,479,521)

Class IB
Shares Sold	75,796	$1,195,727	189,127	$2,861,768
Shares Issued for Reinvested Dividends	435,092	6,498,111	724,814	10,726,703
Shares Redeemed	(886,742)	(13,949,988)	(955,721)	(14,771,674)

Net Increase (Decrease)	(375,854)	(6,256,150)	(41,780)	(1,183,203)

Total Net Increase (Decrease)	(1,512,770)	$(26,310,715)	(60,334)	$(3,662,724)

11.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $375 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the year ended December 31, 2017, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings.

HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (“HFMC”), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the

257

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2017

applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC as to all claims. On March 23, 2017, plaintiffs appealed to the United States Court of Appeals for the Third Circuit.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

13.	Reverse Stock Split:

On October 21, 2013 for the Ultrashort Bond HLS Fund, a reverse stock split was declared for the Class IA and Class IB shares at a ten to one ratio. The effect of the reverse stock split was to divide the number of outstanding shares by the reverse split factor, with a corresponding increase in the net asset value per share. The split was executed at the closing rounded NAV as of the prior business day. This transaction did not change the net assets of the Fund and the total value of a shareholder’s investment in the Fund did not change as a result of the reverse stock split. Data presented in the Financial Highlights has been adjusted retroactively to account for the reverse stock split.

14.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Events:

At its meeting held on August 2, 2017, the Board of Directors of Hartford Series Fund, Inc. (“Board of Directors”) approved an extension of the current 0.03% management fee waiver for Balanced HLS Fund, effective January 1, 2018 through December 31, 2018. In addition, the Board of Directors approved a reduction in Value HLS Fund’s contractual management fee rate. Effective January 1, 2018, Value HLS Fund’s revised management fee schedule will be as follows: 0.6900% of the first $250 million, 0.6425% of the next $250 million, 0.6325% of the next $500 million, 0.6250% of the next $1.5 billion, 0.6200% of the next $2.5 billion, 0.6150% of the next $5 billion, and 0.6100% in excess of $10 billion annually of the Value HLS Fund’s average daily net assets.

On January 1, 2018, the name of the Funds’ sub-transfer agent changed from Boston Financial Data Services, Inc. to DST Asset Manager Solutions, Inc.

258

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (the “Companies”) (Hartford Series Fund, Inc. comprising Hartford Balanced HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Ultrashort Bond HLS Fund, and Hartford Value HLS Fund and Hartford HLS Series Fund II, Inc. comprising Hartford Growth Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford Small Cap Growth HLS Fund, and Hartford U.S. Government Securities HLS Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Companies at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Companies’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Companies in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Companies are not required to have, nor were we engaged to perform, audits of the Companies’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hartford investment companies since 2002.

Philadelphia, Pennsylvania

February 20, 2018

259

Hartford HLS Funds

Directors and Officers of the Companies

Each of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a, “Company” and collectively, the “Companies”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Companies. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.	89	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a Consultant of Arrowpoint Partners (an alternative asset manager) since March 2015. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	89	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

260

Hartford HLS Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
LYNN S. BIRDSONG (1946)	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (2016 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	89	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Realty Trust (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Senior Partner/ Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	89	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Realty Trust (a real estate company) (November 2014 to present).

DUANE E. HILL (1945)	Director	Since 2001(4) Since 2002(5)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	89	None

261

Hartford HLS Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	89	None

262

Hartford HLS Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PHILLIP O. PETERSON (1944)	Director	Since 2002(4) Since 2000(5)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	89	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	89	None

263

Hartford HLS Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is a Director of four private investment pools. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	89	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).
OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(6) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Chairman of the Board, President and Manager of Lattice Strategies LLC effective July 30, 2016. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	89	N/A

264

Hartford HLS Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

ALBERT Y. LEE (1979)	Vice President and Assistant Treasurer	Since 2017	Mr. Lee serves as Head of Systemic Strategies and ETF Operations and Senior Vice President at Hartford Funds Management Group, Inc. (“HFMG”) since 2016. Mr. Lee also serves as Senior Vice President of Lattice Strategies LLC since 2017 and served as Managing Director & Chief Operating Officer, Lattice Strategies LLC (2009-2016); Chief Operating Officer, Avicenna Capital Management (2007-2009); Chief Financial Officer, Steeple Capital LP (2005-2007).	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG since 2016 and as Executive Vice President of Lattice Strategies LLC since 2017. Mr. Lucas served as Managing Partner, Lattice Strategies LLC (2003 to 2016).	N/A	N/A

265

Hartford HLS Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC, Lattice Strategies, LLC and the Hartford Funds Exchange-Traded Trust. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of Hartford Life Insurance Company (“HLIC”). He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

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Hartford HLS Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President and Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

LAURA S. QUADE(7) (1969)	Vice President	Since 2012	Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(3)	The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Funds NextShares Trust. Information presented is as of December 31, 2017.
(4)	For Hartford Series Fund, Inc.
(5)	For Hartford HLS Series Fund II, Inc.
(6)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
(7)	Effective February 2018, Ms. Quade became the Treasurer of each Company.

267

Hartford HLS Funds

General Information (Unaudited)

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

268

Hartford HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Hartford Balanced HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Global Growth HLS Fund

Hartford Growth Opportunities HLS Fund

Hartford Healthcare HLS Fund

Hartford High Yield HLS Fund

Hartford International Opportunities HLS Fund

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

Hartford Small Cap Growth HLS Fund

Hartford Small Company HLS Fund

Hartford Small/Mid Cap Equity HLS Fund

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford Ultrashort Bond HLS Fund

Hartford U.S. Government Securities HLS Fund

Hartford Value HLS Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on August 1-2, 2017, the Boards of Directors (collectively, the “Board”) of Hartford Series Fund, Inc. (“HLS”) and Hartford HLS Series Fund II, Inc. (“HLS II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between HLS, HLS II, on behalf of each of their respective funds listed above (each a “Fund” and collectively, the “Funds”), and Hartford Funds Management Company, LLC (“HFMC”); and (ii) new investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively with the Management Agreement, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) on behalf of each of HLS and HLS II, as applicable.

In the months preceding the August 1-2, 2017 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the Agreements that was presented at the Board’s meetings held on June 20-21, 2017 and August 1-2, 2017. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 20-21, 2017 and August 1-2, 2017 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the Management Agreement.

In determining whether to approve the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination

269

Hartford HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

to approve the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators, as well as each Adviser’s commitment to implement rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up. The Board considered that HFMC is responsible for providing the Funds’ officers. The Board also noted that Hartford Life Insurance Company (“HLIC”), an affiliate of HFMC, provides administrative services to the Funds. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the quality of each Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board

270

Hartford HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the fund-by-fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the Agreements. These reports include, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis and that the sub-advisory fees would be paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, noting the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 20-21, 2017 and August 1-2, 2017 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. The Board considered that HFMC compensates HLIC for providing certain administrative services to the Funds. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

271

Hartford HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower operating expenses. The Board noted the effect of the run-off of the variable annuity business on the HLS Funds and also noted that, for Hartford Small/Mid Cap Equity HLS Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds, including the role of each Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Funds and that HFMC receives fees for fund accounting and related services from the Funds. The Board considered information on profits to HLIC and HFMC for such services. The Board also noted that new Fund accounting and administration fees were implemented in 2017 for each Fund. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds, and the Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information regarding the transfer agency services provided by HASCO to the Funds and the transfer agency fees received therefor. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds. The Board also noted that certain affiliates of HFD receive compensation from HFD, including affiliated insurance companies that offer the Funds as investment options under their contracts.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser does not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes.

Fund-by-Fund factors

Hartford Balanced HLS Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 1st quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1- and 3-year periods and in line with its custom blended benchmark for the 5-year period.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted the potential impact of the Fund’s declining assets under management on the Fund’s overall expense ratio. In considering the Fund’s expenses, the Board also noted the shareholder savings expected to result from a temporary fee reduction, which was implemented in 2017.

Hartford Capital Appreciation HLS Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted recent and upcoming changes to the Fund’s portfolio management team. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 4th quintile. The Board noted the potential impact of the Fund’s declining assets under management on the Fund’s overall expense ratio.

Hartford Disciplined Equity HLS Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee and its actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

Hartford Dividend and Growth HLS Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in-line with its benchmark for the 1- and 5-year periods and below its benchmark for the 3-year period. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted the potential impact of the Fund’s declining assets under management on the Fund’s overall expense ratio.

Hartford Global Growth HLS Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee was in the 5th quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted the potential impact of the Fund’s declining assets under management on the Fund’s overall expense ratio.

Hartford Growth Opportunities HLS Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

273

Hartford HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Healthcare HLS Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board noted the potential impact of the Fund’s declining assets under management on the Fund’s overall expense ratio.

Hartford High Yield HLS Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group.

Hartford International Opportunities HLS Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. In considering the Fund’s expenses, the Board noted that the Sub-adviser has limited capacity with respect to the Fund’s strategy which may impact the Fund’s sub-advisory fee levels. The Board noted the potential impact of the Fund’s declining assets under management on the Fund’s overall expense ratio.

Hartford MidCap HLS Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, in line with its benchmark for the 3-year period and above its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile.

Hartford MidCap Value HLS Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile.

Hartford Small Cap Growth HLS Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

274

Hartford HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Small Company HLS Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 5-year periods and the 5th quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford Small/Mid Cap Equity HLS Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 5-year periods and the 4th quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 4th quintile.

Hartford Stock HLS Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford Total Return Bond HLS Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee, its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group. The Board noted the potential impact of the Fund’s declining assets under management on the Fund’s overall expense ratio.

Hartford Ultrashort Bond HLS Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 4th quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3-year period.

•	The Board noted that the Fund’s contractual management fee and its actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

Hartford U.S. Government Securities HLS Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile.

275

Hartford HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Value HLS Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 5-year periods and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile. The Board noted the potential impact of the Fund’s declining assets under management on the Fund’s overall expense ratio. In considering the Fund’s expenses, the Board also noted the shareholder savings expected to result from a permanent fee reduction, which will be implemented in 2018.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

276

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Customer Privacy Notice

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and

protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates, to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2017

Series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Fund” and collectively, the “Funds”) are not subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”) but are underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in the Funds are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Fund. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with Wellington Management Company LLP.

HLSAR17 2-18    204763     Printed in U.S.A.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$382,000 for the fiscal year ended December 31, 2016; $399,086 for the fiscal year ended December 31, 2017.

(b)	Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended December 31, 2016; $0 for the fiscal year ended December 31, 2017. Audit-related services are principally in connection with Rule 17Ad-13 under the Securities Exchange Act of 1934.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$85,204 for the fiscal year ended December 31, 2016; $72,715 for the fiscal year ended December 31, 2017. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended December 31, 2016; $0 for the fiscal year ended December 31, 2017.

(e)	(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.	The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.	The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal year ended December 31, 2017, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

$125,204 for the fiscal year ended December 31, 2016; $112,215 for the fiscal year ended December 31, 2017.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by

Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable

(a)(4) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD SERIES FUND, INC.

Date: March 1, 2018	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 1, 2018	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: March 1, 2018	By:	/s/ Laura S. Quade
Laura S. Quade, Treasurer